AARP Investment Program
                                                           from SCUDDER




                                                     ANNUAL REPORT

                                                 ----------------------

                                                    TO SHAREHOLDERS

                                                 ----------------------

                                                     SEPTEMBER 1999



     Helping investors

     prepare for life's

     eventualities







     INSIDE

     o    Letter from the Chairperson: AARP Investment
          Program expands invsetor education program

     o    Introduction of the Financial Library:
          A library designed by investors

     o Getting online: Real stories from members who made it and are not looking back

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            AARP LAUNCHES A NEW IMPROVED WEB SITE--AARP.SCUDDER.COM
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






          HOW TO NAVIGATE THIS REPORT


             To make this annual report easy to navigate, we have divided it into numbered sections. The summaries below show each section title and number. The first page of each section is marked with the section number, as shown to the right of each major heading below.


          ANNUAL REVIEW                                                      /1/
          ----------------------------------------------------------------------
             A message from Linda C. Coughlin, Chairperson, AARP Investment Program from Scudder.

          SPECIAL SECTION                                                    /2/
          ----------------------------------------------------------------------

             Introduction of the AARP Investment Program Financial Library.

          AARP INVESTMENT PERFORMANCE AND INDIVIDUAL PORTFOLIO REVIEWS       /3/
          ----------------------------------------------------------------------

             Cornelia Small, President and Investment Director, gives an overview of the financial markets and AARP fund performance for the 12-month period, followed by a review of each AARP fund.

          AARP FUNDS' INVESTMENT PORTFOLIOS                                  /4/
          ----------------------------------------------------------------------

             A detailed listing of portfolio holdings for each fund, including the current market value at the end of the period.

          FINANCIAL STATEMENTS, HIGHLIGHTS, AND NOTES                        /5/
          ----------------------------------------------------------------------

             Financial records of the AARP Investment Program. This section also includes the Financial Highlights, which detail statistical net income per share and ratio(s) from operations and dividends paid to shareholders, expense ratios, and other financial information. The Notes to Financial Statements include detailed information regarding expenses, organization costs, transactions, and management fees.

          OFFICERS AND TRUSTEES                                              /6/
          ----------------------------------------------------------------------
             A list of the current officers and trustees is provided in this section.

          INVESTOR SERVICES                                                  /7/
          ----------------------------------------------------------------------

             Information on services available to shareholders of the AARP Investment Program from Scudder.

          GLOSSARY                                                           /8/
          ----------------------------------------------------------------------

             All glossary terms used in the report are highlighted in bold italics throughout this report for easy reference to this section.

    TABLE OF CONTENTS

    ANNUAL REVIEW-- A MESSAGE FROM LINDA C. COUGHLIN                   2    /1/
    ---------------------------------------------------------------------------

    SPECIAL SECTION:  INTRODUCTION OF THE FINANCIAL LIBRARY            7    /2/
    ---------------------------------------------------------------------------

    AARP INVESTMENT PERFORMANCE AND INDIVIDUAL PORTFOLIO REVIEWS      13    /3/
    ---------------------------------------------------------------------------
          Investment Performance for the 12-month period              14

    MONEY MARKET FUNDS
          AARP High Quality Money Fund                                23
          AARP High Quality Tax Free Money Fund                       24
          AARP Premium Money Fund                                     25

    INC0ME FUNDS
          AARP High Quality Short Term Bond Fund                      26
          AARP GNMA and U.S. Treasury Fund                            28
          AARP Insured Tax Free General Bond Fund                     30
          AARP Bond Fund for Income                                   32

    GROWTH AND INCOME FUNDS
          AARP Balanced Stock and Bond Fund                           34
          AARP Growth and Income Fund                                 36
          AARP U.S. Stock Index Fund                                  40

    GROWTH FUNDS
          AARP Capital Growth Fund                                    42
          AARP Small Company Stock Fund                               44

    GLOBAL FUNDS
          AARP Global Growth Fund                                     46
          AARP International Stock Fund
              (formerly AARP International Growth and Income Fund)    48

    MANAGED INVESTMENT PORTFOLIOS
          AARP Diversified Income with Growth Portfolio               50
          AARP Diversified Growth Portfolio                           50

    AARP FUNDS' INVESTMENT PORTFOLIOS                                 53    /4/
    ---------------------------------------------------------------------------
    FINANCIAL STATEMENTS                                             137    /5/
    ---------------------------------------------------------------------------
    FINANCIAL HIGHLIGHTS                                             155

    NOTES TO FINANCIAL STATEMENTS                                    165

    REPORT OF INDEPENDENT ACCOUNTANTS                                174

    TAX INFORMATION                                                  175

    OFFICERS AND TRUSTEES                                            177    /6/
    ---------------------------------------------------------------------------
    INVESTOR SERVICES                                                181    /7/
    ---------------------------------------------------------------------------
    GLOSSARY                                                         185    /8/
    ---------------------------------------------------------------------------

/1/
--------------------------------------------------------------------------------
                                 AARP Investment Program
                                            from Scudder

                                                         THE PRINTED DOCUMENT
                                                         CONTAINS A PHOTOGRAPH
                                                         OF LINDA C. COUGHLIN
                                                         HERE


                                                           Linda C. Coughlin
                                                              Chairperson

Annual Review

A Message from Linda C. Coughlin, Chairperson
AARP Investment Program from Scudder

Dear Fellow Shareholder,

     I am pleased to report to you on the recent activities of the AARP Investment Program from Scudder and about our vision for the Program going forward.

     For some people, the new millenium will be just another year of new beginnings, for others it will be a momentous event. Whatever your perspective, I can tell you that this is a special new dawning in the evolution of the AARP Investment Program.

     This year we adopted a mission statement that articulates our continuing commitment to investor education and reflects our understanding of life stage development issues that face shareholders of all ages. Our goal is:

     "Helping investors be prepared for life's financial eventualities."

     Turning fifty, deciding on a career change, caring for loved ones, or planning your legacy are all major events. We call them "life's eventualities" because whether you prepare for them or not, you may face them in your lifetime. These events are usually accompanied by major financial decisions, which will require most investors to seek help.

     Our approach focuses on helping investors be prepared. We believe that one of the shortcomings of popularized personal financial advice is a focus on "the transaction." Financial magazine headlines such as "The Top 10 Mutual Funds to Buy Now" are typical of this emphasis. While such articles attract attention and may contain useful information, the articles can distract investors from the broader issues of planning for one's financial well being. We believe that investors need to take a step back from individual transactions to develop a plan to meet their specific needs and financial goals. To help investors with this task, we are developing a customizable program that gives investors the tools, resources, and knowledge to be prepared for life's financial eventualities.

BECOME PREPARED THROUGH LEARNING

     Educating shareholders has been an integral component of the AARP Investment Program since the beginning of our partnership with AARP in 1984. Over the years many of you have expressed an increasing desire to learn and understand more about investing so that you can pursue your goals, make your own informed decisions, and remain independent. In conjunction with AARP, we stepped up our commitment to investor education last year with the launch of several new programs.

     One of our first major initiatives was the introduction of the Legacy Service, a program that is designed to help shareholders feel confident that their investments will pass easily to their spouse or heirs in the way intended. With the many emotional and financial issues associated with a death or incapacitation of a loved one, we realized that the AARP Investment Program could provide education and practical help at a time when people needed it the most. By calling the AARP Investment Program's 800 number, surviving family members can speak with a trained Legacy Service Specialist. In addition to providing practical information concerning a deceased member's account, each Specialist is trained to offer emotional support during what can be a painful and confusing time. Today, this program is among the most sought-after services of the AARP Investment Program.

     In addition to the Legacy Service, we recently introduced another major educational program, the AARP Investment Program Financial Library. The Library is comprised of brief and concise guides that focus on specific issues important to investors such as "Taking Stock of Your Retirement Plan Assets," "Planning Ahead for the Transfer of Assets When Death Occurs," and "What Individuals 70 and Over Should Know About IRAs." (Please see the Special Section on the Financial Library beginning on page 5 for additional information.) Many of you have played an important role in the Library's development by suggesting topics for the guides. Already we've received some positive feedback. One caller told Jeneen Hammond, AARP Investment Program Representative, that the information received was "...informative, nicely done, and he likes the personalization." To make the guides more meaningful, we are encouraging shareholders to submit real-life personal experiences relating to each topic so that others can see how their fellow shareholders are addressing each situation.

     We also reached out locally with the launch of our first nationwide seminar program. Shareholders and AARP members in 17 cities were invited to attend one
of  our  two   seminar   programs  --   "Investing
Basics" and  "Investing:  Beyond the  Basics." The
high marks received from  attendees  spurred us to
expand the  offering  this fall to include a third
program  called   "Planning  Your  Legacy,"  which      THE PRINTED DOCUMENT
provides the opportunity for people to learn about      CONTAINS A PHOTOGRAPH
and discuss  issues  pertaining to the transfer of      HERE
wealth.  Attendees have praised the program saying
"[The seminar] ... was wonderful, informative, and
interesting.   The  associates  and  presentations
couldn't  have  been  better."   Another  attendee
commented,  "Very  satisfied!  Something  I should
have  done  sooner."  We are  encouraged  by  this     AARP Investment Program
positive  feedback  and  intend  to  continue  the     Investment Seminar,
educational seminar series next year.                  Roanoke, Virgina

     We think one of the most exciting chapters for the AARP Investment Program will begin next year when we will implement the balance of our investor education program. A key component of the program's design is its integration across all points of contact no matter which way you choose to interact with us. Because everyone learns differently -- some prefer attending seminars, others prefer reading printed materials, and still others may opt for an on-line, self-paced course or to speak with one of our knowledgeable telephone representatives -- we intend to offer a consistent learning experience to all shareholders. The program will allow you to learn at your own pace and achieve mastery in specific areas.

LEARNING ON-LINE

     An important part of providing this unique learning experience will be the use of the AARP Investment Program's Web site -- aarp.scudder.com. This fall we rolled out a new and improved version of our Web site where you can browse through our Financial Library or view your account information and make exchanges between funds. However, next year we will be adding more features, including the opportunity to discuss investment issues with other investors and portfolio managers, and enroll in one of our on-line courses. I encourage you to visit the site when you receive this report since we are continually adding new information and features.

We will be offering on-line courses in three major areas:

o Investing for and Investing in Retirement

o Care Planning (long-term care, caring for a family member)

o Wealth Transfer (planning and managing your legacy)

     Each course consists of lessons designed to meet specific and measurable learning objectives. You will be challenged to practice what you learn and apply key concepts and principles to your own situation through Financial Library reading assignments and case studies. You will also have the opportunity to gauge and celebrate your progress through interactive self-assessments.

         ------------------------------------------------------------

         LEARN BY

         o  Choosing your method and level of interaction with us

         o  Participating in the design of your learning experience

         o  Engaging with your peers and our professionals

         ------------------------------------------------------------


FINDING THE ON-RAMP TO THE INFORMATION SUPERHIGHWAY

     For those of you who haven't made the leap to the Internet yet, I would like to share some words of encouragement with you -- you can do it. Your fellow

AARP members can tell you why. Let me explain. In September, we posted a notice on the AARP Investment Program Web site asking shareholders and AARP members to tell us about how they got started with computers and the Internet. In particular, we wanted to know how shareholders overcame the obstacles of getting on-line.

     The responses we received were fascinating. (Thank you if you participated!) Each person told a unique story about her or his first and sometimes frustrating beginnings with the Internet. However, with some persistence, many described the discovery of a whole new world that included rekindling old friendships and keeping closer touch with family members. Others told us about broadened learning experiences through the vast resources available on the Internet. I've included a few excerpts below that I think speak for themselves.

        "I got [a typing program] to teach me how to type -- at 67. We spend much time on-line, surfing and e-mailing mostly. We keep track of investments (including AARP funds), keep in touch with the kids, grandkids, and one great granddaughter. Getting on-line is one of our greater privileges of this day."

            -- William H. Thompson, Ripshin Mountain, Tennessee

        "My first experience was horrible. ... I finally took some courses [at the] local community college. I wasn't going to give
        up. ... [By] February of 1998 I started to get the hang of it. I used e-mail to contact younger family members who were spread out through the country. I don't have the problems I had when I first started but I still have a ways to go. I never regret buying [a computer]."

            -- Andrew Gula, Syracuse, New York

        "Although I worry about my privacy and/or my identity being stolen via the [Information] Superhighway, I can't help but make much use of its convenience. I can get information 24 hours a day without ever leaving home. (Ben Franklin would be amazed to see how his library is now reaching around the globe!) The Internet also helps to cut down on time spent comparison shopping. I can arm myself with information about products and pricing before I head out to the stores."

            -- Lee Hendrickson, Underhill, Vermont

        "I have been on the Internet for about six months and found it extremely easy to use. I felt it is important to keep up with the current technology and not be `left behind.'"

            -- Jane Wilhelm, Excelsior, Minnesota

        "We have had no instruction on computers. I bought the computer, brought it home, set it up myself, got a book and learned how to use it, then taught mother who said she would never learn, and now she is on the computer so much we need another and we bought a laptop to carry in our motor home."

            -- Samuel J. and Kay L. Fowler, Williamston, Michigan

(These responses were edited to fit the space available. To view these e-mail messages in their entirety or to see additional e-mails about "Getting on the `Net," visit our Web site at aarp.scudder.com.)

     The Internet provides us with an opportunity to create a unique experience tailored to your particular interests and preferences. In addition, it is a very cost-effective way for the AARP Investment Program to expand its offerings and provide more value-added services to shareholders. As a result, our goal is clear -- we must make using our Internet Web site easy and convenient in every way possible, whether you are checking an account balance, making an exchange between funds, or taking one of our on-line courses.

     If you prefer to interact with us in other ways, we will continue to provide you with a range of options, including printed materials (e.g., the Financial Library), local investment seminars, round-the-clock access to our automated phone system -- Easy Access (800-631-4636) and, of course, our "live" telephone representatives. However, we believe that the flexibilities and personalization available through our Web site will provide you with the most valuable experience.

     In closing, I would like you to know that we believe our commitment to educating investors is unique among investment companies. While other firms produce educational materials, we are not aware of any that have a stated goal of educating investors with a commitment to prepare them for life's financial eventualities. With so many choices available to investors today, we think this is an important and distinguishing characteristic of the AARP Investment Program.

     As in the past, your suggestions will continue to drive the evolution of the AARP Investment Program. As a result, we know that we must work hard every day to maintain your trust. In the months ahead we will continue to improve and broaden the products and services that are important to you. With your ongoing input, I am certain that we can make your experience with us not only valuable, but also memorable.

     Thank you for another year of patronage.

                                    My best,

                                    /s/Lin Coughlin

                                    Linda C. Coughlin
                                    Chairperson

                                                                            /2/
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                                               S P E C I A L  S E C T I O N:

                                            F I N A N C I A L  L I B R A R Y


                         The Special Section appears in the annual report and highlights a service or topic that the AARP Investment Program from Scudder believes will help shareholders prepare for life's financial eventualities. This year's feature is on the
                         Program's new Financial Library, part of our continuing commitment to investor education. The Library is comprised of a series of guides on specific topics affecting investors over the age of 50. This section highlights the goals of the Financial Library and shows you how you can use it.

AARP Investment Program
Introduces the Financial Library

     This  summer  the  AARP  Investment  Program  from    THE PRINTED DOCUMENT
Scudder  added  a  major   component  to  its  investor    CONTAINS LOGO ART
education  effort with the  introduction of a Financial    HERE
Library.  The  Financial  Library  is a  collection  of
guides on  investment  topics  specially  designed  for
people  age  50  and  over.  Each  guide  focuses  on a
specific topic and provides  additional  reading or Web
sites for  readers  to  continue  their  research.  The       FINANCIAL
information is impartial,  factual,  and presented in a       ---------
clear and  concise  manner.  At four to six pages,  the        LIBRARY
guides are intentionally brief and to the point.               -------

     Nearly all of the subjects for the guides came to us from you, our shareholders. With over 15 years' experience fielding calls for the AARP Investment Program, we have gathered a deep well of knowledge about your needs. Many of you have asked for information on taxes, IRAs, lump sum investing, handling estates, account ownership, and retirement. The Library reflects these needs for information, placing them in the context of the most common life events. The guides cover subjects such as "Taking Stock of Your Retirement Plan Assets," "Planning Ahead for the Transfer of Assets When Death Occurs," and "What Individuals 70 and Over Should Know About IRAs." This Library is one way we intend to help you be prepared for life's financial eventualities.

Helping investors be prepared for life's financial eventualities

     As investors change careers or close in on retirement, they need to prepare for major personal as well as financial transitions. Others who are already living in retirement are seeking guidance that will help them reduce the risk of outliving their retirement savings. Many of you will encounter a number of difficult financial decisions, including funding long-term care, planning an estate, or coping with the death of a loved one. The Financial Library addresses a number of these subjects and can help you be prepared for these often complex decisions.

     At the beginning of each guide, you are invited to write to us about your investing experiences. For example, those of you who lived during the Great Depression were shaped by the experience, which affected a lifetime of saving and investing behavior. We would like to invite you to impart some of that time-tested knowledge to others. We know that most of you have a story to tell about investing, and believe that other shareholders will benefit from your experience.

      --------------------------------------------------------------------------

      "Important life events, such as the birth of a grandchild, send people in search of sound investment information. We want investors to turn to us during these times."

                                                              -- Jim Thompson
                                 Director of Customer and Associate Education
                                         AARP Investment Program from Scudder

      --------------------------------------------------------------------------

   ------------------------------------------------------------------

       The Financial Library --
       Designed with investors in mind:

         o  Topics identified by AARP  shareholders
         o  Covers a specific subject concisely in four to six pages
         o  Written in an easy to understand style
         o  Easy on the eyes
         o  Provides clear action steps

   ------------------------------------------------------------------

     In 1998 we conducted focus group interviews with AARP Investment Program shareholders to ascertain their reaction to the concept of a financial library. Those that participated told us in frank terms that most investment information requires a finance degree to understand, is not well explained, and does not address the issues they (older people) face. They said that concise, well-written articles on topics important to them could help them understand and plan their finances better. This research confirmed the need to create a financial library.

The principles for developing the Library

     Three principals have guided the development of the Library:

                #1 Everybody learns differently: Some people want to attend a seminar; others want to interact with fellow investors over the Internet; still others are looking for various kinds of printed materials to help make wise financial decisions. People want to learn at their own pace and in a way in which they are most comfortable.

                #2 Most people address one or two financial decisions at a time based on their particular situation or life stage. Turning fifty, retirement, caring for a loved one, death of a spouse, or planning one's legacy -- all are major life events that are usually accompanied by major financial decisions. These singular events drive many financial decisions and are reflected in the topics contained in the Library.

                #3 Investors do not have the time or inclination to wade through a large volume of technical information on investing. For example, is it necessary to read a whole book that broadly discusses IRAs to understand the specific distribution options for an IRA holder nearing the required minimum distribution age of 70 1/2? Most investors live busy, full lives and would rather spend their time with work, personal projects, or family.


     By developing guides that contain bite-sized bits of information on specific topics in an easy to follow format, we believe that the Library can help investors be prepared for life's financial eventualities.

     The Library is part of a larger investor education program that has been underway at the AARP Investment Program for some time. This year we offered 47 investment seminars in 17 cities across the country in conjunction with AARP. The Library reflects many of the topics discussed at the seminars, and we used attendee feedback to improve seminar materials and to fine-tune the design of the Financial Library guides.

     In the future, on-line planning and investing courses will be offered, enabling you to learn at your level and pace -- whether you are a beginner or an experienced investor. To take part, you will need access to the Internet. We are taking this path because of the rapidly increasing number of AARP members who are "going on-line." We encourage you to think seriously about taking this step if you have not yet done so. In the future, our Internet Web site -- aarp.scudder.com -- will continue to grow as a source of rich educational experiences and practical tools for managing your finances.

Obtaining Financial Library guides

     If you have access to the Internet, you can view the most up-to-date list of guides (we are adding and revising guides continuously) at our Web site -- aarp.scudder.com. You can download guides from the Web site with Adobe Acrobat Reader (free software that allows you to view and print Library guides).

     If you are unable to download a guide, you can still order up to three guides by calling the AARP Investment Program at 800-253-2277 (limit: three per request). Please have the document publication number(s) handy when ordering. Your printed guides will be delivered in one personalized booklet. In the months ahead, we'll be adding more guides to the Library until it reaches approximately 100 subjects, so check back regularly to see what's new.

--------------------------------------------------------------------------------


Financial Library Titles                                                          Pub. #

           Life Stage Investing

           o    Investing Through the Decades: 50+                                (ed1)
           o    Investing in Your 50s                                             (ed2)
           o    Investing in Your 60s                                             (ed3)
           o    Investing in Your 70s                                             (ed4)

           Planning for Retirement

           o    How Do I Choose the IRA That's Right for Me?                      (ed7)
           o    The Educational IRA and Other Investing for
                Children's Educational Costs                                      (ed8)
           o    What is a Roth IRA?                                               (ed10)
           o    Investing for Retirement and Children's College Expenses          (ed20)
           o    Seven Steps Toward Planning for Retirement                        (ed21)
           o    What to Do with Your Retirement Plan Distribution                 (ed22)
           o    Taking Stock of Your Retirement Plan Assets                       (ed23)

           Living in Retirement

           o    What Individuals 70 and Over Should Know About IRAs               (ed9)
           o    Investing IRA Distributions to Meet Your Needs and Goals          (ed15)
           o    Adjusting Your Investments to Your Retirement Lifestyle           (ed27)
           o    Turning 65 -- An Investor's Checklist                             (ed28)



                                       10

           Women and Investing

           o    Investment and Financial Planning Issues for Women                (ed16)
           o    Getting Married After 50                                          (ed48)

           Investing for Children and Grandchildren

           o    Understanding UGMA Accounts                                       (ed36)

           Care Planning

           o    When Your Spouse Enters a Long-Term Care Facility                 (ed50)

           Taxes and Mutual Funds

           o    Tax Issues for Mutual Fund Investors                              (ed13)

           Planning Your Legacy

           o    Managing the Transfer of Assets During a Bereavement              (ed37)
           o    Planning Ahead for the Transfer of Assets When a
                Death Occurs                                                      (ed38)

           Preparing Financial Plans

           o    Investing for Financial Emergencies                               (ed6)
           o    Choosing a Financial Advisor                                      (ed72)
           o    Setting Financial Goals                                           (ed76)

           Investing and the Markets

           o    Accepting Financial Risk                                          (ed55)
           o    Evaluating Mutual Fund Performance                                (ed56)
           o    Web Sites for Investors                                           (ed61)
           o    Protecting Your Privacy                                           (ed71)
           o    The Fees and Expenses of Mutual Funds                             (ed77)

     This is a partial list of titles available as of November 19, 1999. For the most up-to-date list, please visit our Internet Web site at aarp.scudder.com.





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






                                    This page
                                  intentionally
                                   left blank.






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


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                                                 A A R P  I N V E S T M E N T
                                                        P E R F O R M A N C E


                       Cornelia Small, President and Investment Director of the AARP Investment Program from Scudder, begins this section with an overview of the financial markets and fund performance for the 12-month period ended September 30, 1999.

                       Some of the investment terms used in various reviews require additional explanation. We have highlighted in bold italics certain words which appear in the Glossary which begins on page 185. We hope this helps you to better understand the commentary.

Investment Performance for the 12-month
period ended September 30, 1999

Cornelia Small, President and Investment Director,
AARP Investment Program from Scudder

Dear Fellow Shareholder:

     What a difference a year makes! From the depths of THE PRINTED DOCUMENT what the president of the New York Federal Reserve Bank CONTAINS A PHOTOGRAPH described as "the greatest financial crisis in 50 OF CORNELIA SMALL HERE years," the markets have recovered and risen to new highs with virtually no trace of last year's  troubles.
Much of the thanks for the global  rebound should go to
the world's central bankers who coordinated a series of      Cornelia Small
timely interest rate cuts that restored  confidence and
liquidity.  Now that the  world is  firmly  back on its      President and
feet,  the Fed has become less  accommodating.  The Fed   Investment Director
has hiked rates twice, and as of September 30, 1999, still retained a bias to tighten further. The Fed is clearly worrying that an overheating economy will cause inflation to rise.

     Because we do not see the traditional forces of higher inflation at work (rising prices for most goods and services), we think inflation fears are exaggerated. However, interest rates may continue to rise in response to accelerating global growth. And growth is certainly robust. America's gross domestic product (GDP) continued to expand at nearly a 5% annual rate during the summer, the labor markets are tight, and consumers have been spending at a furious pace. Rising real estate values and investor stock portfolios have contributed to consumers' optimism. Overseas, there are signs that some economies are turning up. In Japan, investor sentiment and economic growth improved significantly at the beginning of 1999, contributing to a strong stock market rally. Outside Japan, Asia has bounced strongly off last year's bottom, and Euroland's economy is gathering strength with each passing month. Not only the Fed, but also bond markets have taken note, and interest rates are up all around the world.

     Despite rising rates, strong corporate earnings have helped support the U.S. equity market. Second quarter operating earnings for S&P 500 companies came in 10.7% above levels a year ago, the first double-digit rise since 1997, due in part to the explosive earnings growth of companies in the technology sector. Early reports on the third quarter are also very encouraging. Yet, the good earnings news could not cancel the impact of higher rates. The tussle between the two kept the market on a roller coaster ride for much of the summer. Stocks closed the period little changed from mid-April levels.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

            ---------------------------------------------------------------
                                THE STOCK MARKETS
            ---------------------------------------------------------------

CHART PERIOD:

                            As of September 30, 1999

CHART DATA
                    Index                      12-month total return
                    -----                      ---------------------

               Technology Stocks                       96.26%
               MSCI Japan                              77.37%
               Nasdaq Composite (price only)           62.13%
               MSCI Pacific Free (excl. Japan)         41.11%
               Large-cap growth stocks                 34.85%
               Small-cap growth stocks                 32.63%
               MSCI World (excl. U.S.)                 31.28%
               S&P 500                                 27.82%
               MSCI Latin America                      26.84%
               Large-cap value stocks                  18.72%
               MSCI Europe                             17.21%
               Small-cap value stocks                   5.83%

          All indices are unmanaged, market-capitalization-weighted, and in U.S. dollars for the 12-month period. Unlike mutual funds, index returns do not reflect management fees and expenses. The S&P 500 Index is a broad-based index of large U.S. stocks; the Russell 1000 Growth Index represents large-cap growth stocks; the Russell 1000 Value Index represents large-cap value stocks; the Russell 2000 Growth Index represents small-cap growth stocks; the Russell 2000 Value Index represents small-cap value stocks; and the Pacific Stock Exchange Technology Index represents technology stocks. The MSCI (Morgan Stanley Capital International) World (excluding U.S.) Index is a broad-based index of international stocks.

                              ----------

GROWTH AND TECHNOLOGY STOCKS DOMINATED THE U.S. MARKETS

     Despite a rally in value and smaller-cap issues in the second calendar quarter, large-cap growth stocks dominated market returns for most of the 12-month period. Beneath the surface of the broad indices, the overall market weakened substantially. As investors became more concerned with the effects of rising rates on future earnings and stock valuations, market leadership remained confined to a shrinking number of large-cap growth and technology stocks for much of the period. As a result, the performance of the major U.S. stock indices has masked the fact that the majority of U.S. equities has actually fallen so far in 1999, after their sharp recovery at the end of 1998. While the changed environment resulted in price declines in the third calendar quarter, total returns for the 12 months were anything but disappointing for most equity investors (see chart above).

STRONGER GROWTH, CONSOLIDATION BOOST FOREIGN STOCKS

     The investment picture has been brighter overseas, where restructuring, consolidation, and an ongoing economic recovery are boosting market performance. Japan's second consecutive rise in quarterly GDP surprised almost everybody, and the forward looking

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

            ---------------------------------------------------------------
                                THE BOND MARKETS
            ---------------------------------------------------------------

CHART PERIOD:

                            As of September 30, 1999

CHART DATA

                   Index                  12-month total teturn
                   -----                  ---------------------

               Merrill Lynch
                 3-Month Treasury Bill                4.73%

               Lehman Bros.
                 High Yield Bond                      2.89%

               Lehman Bros. GNMA                      2.39%

               Lehman Bros. Corporate Bond
                 (Intermediate)                       0.30%

               Lehman Bros. Aggregate                -0.38%

               Lehman Bros.
                 Municipal Bond                      -0.70%

               Lehman Bros. Government
                 Bond (Intermediate)                 -5.06%

          Unlike mutual funds, indices are unmanaged and returns do not reflect management fees and expenses. The Lehman Brothers High Yield Bond Index is a broad-based index of below investment grade bonds. The Lehman Brothers GNMA Index is a broad-based index of GNMA securities. The Lehman Brothers Corporate Bond Index is a broad-based index of intermediate term corporate bonds. The Lehman Brothers Aggregate Index is a broad-based index of U.S. investment grade bonds. The Lehman Brothers Municipal Bond Index is a broad-based index of municipal bonds. The Lehman Brothers Government Bond Index is a broad-based index of intermediate term U.S. government debt obligations.

                              ----------


indicators promise more growth to come. In addition, investors viewed the announcement of the three-way merger between Fuji Bank, Industrial Bank of Japan, and Daichi Kangyo Bank as evidence that meaningful financial reform is finally underway in Japan. As foreign investment capital has flowed back into the country, the yen has staged a powerful rally in U.S. dollar terms, rising from 122 on July 8 to a high of 103 on September 23. (A decline indicates fewer yen are required to buy one U.S. dollar.) The U.S. interest rate outlook has more negatively influenced Europe's markets, but many individual stocks have risen on acceleration in merger activity. In addition, the economies of the Continent have begun to show signs of life after several years in the doldrums. The presence of these powerful trends combined with attractive valuations for many foreign stocks suggests to us that international markets are poised for a period of outperformance.


OVERVIEW OF AARP FUND PERFORMANCE

     Two of our most aggressive domestic equity funds provided excellent returns -- AARP Capital Growth Fund and AARP U.S. Stock Index Fund. Both funds benefited from the strong performance of large-cap and technology stocks, especially during the first six months of the period. AARP Capital Growth Fund's 36.83% 12-month return reflects our "growth at a reasonable price" investment discipline. The fund's investment in many dominant, well-run companies also contributed to its ranking among the top 6% of 357 large-cap core funds as ranked by Lipper.^1 The AARP U.S. Stock Index Fund, which seeks to mirror the performance of the S&P 500 with less risk than other index funds by emphasizing dividend-paying stocks, also exceeded the performance of its benchmark with a 28.02% return.

     Except for a brief period in the second calendar quarter when value and smaller-cap stocks led performance, large-cap and technology stocks provided the best performance for the period. This environment proved challenging for many mutual funds with diversified portfolios that seek attractively valued stocks, such as AARP Growth and Income Fund and the equity portion of AARP Balanced Stock and Bond Fund. While both funds outperformed the S&P 500 in the second quarter as value stocks rallied, investor sentiment shifted back to large-cap stocks in the third quarter. Historically, these funds have provided competitive returns with less risk, but their emphasis on stocks with attractive valuations precluded investment in many of the higher-risk stocks that led performance during this period.

     As you may know, growth stocks outdistanced value stocks by a wide margin over the 12-month period. The disparity in performance between growth and value stocks stood at its widest point in 20 years, with the Russell 1000 Growth Index returning 34.85% while the Russell 1000 Value Index returned 18.72% for the 12 months. With the AARP Growth and Income Fund's investment universe having a value orientation, the fund faced a substantial head wind in this unusual environment. Nevertheless, we continue to believe that the fund's emphasis on stocks with attractive valuations will provide investors with competitive returns with less risk over the long term. Evidence of the fund's success with this approach is measured by Morningstar, which rates fund performance on a risk-adjusted basis. As of September 30, 1999, the fund held an overall four-star Morningstar Rating(TM) for its risk-adjusted return among 3,210 domestic equity funds.^2

     Small-cap stocks reported respectable gains for the period with a 19.07% return as measured by the Russell 2000 Index. If it hadn't been for the outsized gains of other sectors, this return would have seemed generous. Due to its value-orientation and smaller market capitalization, the AARP Small Company Stock Fund trailed the performance of the Russell 2000 Index for the 12 months. Despite its short-term performance, the fund has outperformed the index since inception and has done so with less price volatility. With small-cap stocks recently reaching a 20-year low relative to large-cap stocks, we believe that small-caps remain poised for a rebound at some point.

--------------------------------------------------------------------------------
1 Source: Lipper Analytical Services, Inc. As of 9/30/99, AARP Capital Growth Fund ranked in the top 34% of 108 funds for the five-year period and in the top 75% of 47 funds for the ten-year period. Past performance is no guarantee of future results.

2 Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/99. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. AARP Growth and Income Fund received three stars for the three- and five-year periods and four stars for the ten-year period among 3210, 2010, and 751 domestic equity funds in its broad asset class, respectively. The top 10% of funds in its broad asset class receive five stars, the next 22.5% receive four stars, and the next 35% receive three stars. Past performance is no guarantee of future results.

     In the international area, we are pleased to report that AARP Global Growth Fund earned its first Morningstar Rating(TM) this year. Reflecting the fund's continuing commitment to competitive returns with less risk, the fund was assigned an overall four-star rating for its risk-adjusted performance (among 1,025 international funds as of 9/30/99).^3 AARP International Stock Fund rebounded sharply in the second half of the period due in part to increased exposure to the Japanese market (which rallied strongly) and value stocks' return to favor. These funds were the two next best performing AARP funds after AARP Capital Growth Fund and AARP U.S. Stock Index Fund.

     While the rising interest rate environment resulted in price declines for most income-oriented investors, fixed income funds with the shortest durations -- such as money market funds and short term bond funds -- fared the best. This environment helped propel the 7-day average yield of AARP Premium Money Fund above 5% as of the end of the period. AARP High Quality Short Term Bond Fund continued to add to its long-term performance record with an overall four-star Morningstar Rating(TM) for its risk-adjusted return (among 1,585 taxable bond funds as of 9/30/99).^4 Despite the potential for increased income going forward, funds that invest in longer-term and lower-quality bonds generally experienced price declines and flat to negative total returns. Mortgage-backed securities, such as those in which AARP GNMA and U.S. Treasury Fund invests, weathered this difficult period better than corporate bonds or Treasury securities. AARP GNMA and U.S. Treasury Fund continued its long-term record of competitive returns with less risk by earning an overall four-star Morningstar Rating(TM) for its risk-adjusted performance (among 1,585 taxable bond funds as of 9/30/99).^5

IN PERSPECTIVE

     While it is impossible to predict which market or sector will perform the best next year, we believe that longer-term patterns exist. Many markets and industries tend to move in cycles with imbalances tending to correct themselves over time. These shifts in investor sentiment and markets provide opportunities for long-term investors. For example, we have been expecting the foreign markets to rebound for some time. In early 1999 we began to see renewed interest in this area with the rebound in the Japanese stock market. Japan's resurgence is a good example for the need to maintain exposure to several asset classes -- not just U.S. growth stocks or technology shares. As investors recognize attractive values, they enter a market or invest in a stock, and the price often rises quickly. In many cases if you are not "there" in the beginning, you likely will miss a large fraction of the upside. Therefore, we believe that maintaining diversified exposure to a range of asset classes can provide investors with the potential for greater portfolio returns and less risk over time.

--------------------------------------------------------------------------------

3 AARP Global Growth Fund received four stars for the three-year period in its broad asset class of 1025 international funds. The fund is not rated for the five- or ten-year period because it commenced operations on 2/1/96. See footnote 2 for additional information.

4 AARP High Quality Short Term Bond Fund received four stars for the three- and five-year periods, and three stars for the ten-year period among 1585, 1153, and 374 taxable bond funds in its broad asset class, respectively. See footnote 2 for additional information.

5 AARP GNMA and U.S. Treasury Fund received four stars for the three-, five-, and ten-year periods among 1585, 1153, and 374 taxable bond funds in its broad asset class, respectively. See footnote 2 for additional information.

     As we look toward the new year, we think U.S. economic growth will slow with the possibility of further increases in interest rates tempering potential domestic stock and bond market returns. Nevertheless, we continue to believe that there will be many great opportunities for investors, especially in markets outside the United States. One consequence of our truly global economy and financial markets is that international capital has become more important to the performance of the world's financial markets than trade flows. As a result, we are expecting more price volatility in the global markets as investors continue to adjust to an acceleration of global growth.

     Thank you for your continued support of the AARP Investment Program from Scudder.

                                    Sincerely,

                                    /s/Cornelia Small

                                    Cornelia Small
                                    President and Investment Director













--------------------------------------------------------------------------------
The mention of individual securities in this report should not be deemed a recommendation.

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                                       20

                                                                     A  A R P
                                                          I N D I V I D U A L
                                             P O R T F O L I O  R E V I E W S


                       Individual Portfolio Reviews for each AARP fund detail the individual fund objective, performance, portfolio composition, asset allocation, and sector diversification. In addition, each portfolio management team comments on how its fund performed during the period in relation to the market.

                       Some investment terms require additional explanation. As a result, we have highlighted in bold italics certain words which appear in the Glossary beginning on page 185. We hope this helps you to better understand the Individual Portfolio Reviews.

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                                  intentionally
                                   left blank.

AARP HIGH QUALITY MONEY FUND
----------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide current income and liquidity, consistent with stability and safety of principal, while maintaining a constant share price of $1. The fund pursues its goal by investing principally in short-term debt securities issued by U.S. corporations and financial institutions, and the U.S. government and its agencies.

FOR WHOM THE
FUND IS DESIGNED

This fund may be appropriate for investors who have short-term needs or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their investments with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.


PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

Jerri I. Cohen
  Portfolio Manager

----------------------------------------------------------------------

 INVESTMENT STRATEGY

     The performance of the AARP High Quality Money Fund reflected the movement of short-term interest rates over the 12-month period ended September 30, 1999. The short-term yield curve returned to a positive slope during the period, indicating that the Federal Reserve has switched from an accommodative to a restrictive monetary policy. Over the summer, it raised the Federal Funds rate two times to 5.25% as a preemptive strike against signs of modest inflationary pressures. Our strategy over the period was to maintain a conservative stance in order to be able to take advantage of higher yields that we expect will be available from securities maturing after the calendar year-end.

     All securities purchased during the period were rated within the two highest quality ranges of at least one of the three leading national independent rating firms: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's Corporation (S&P). We also complied with the guidelines to maintain an AAAm rating from S&P, the highest rating available (approximately 5% of money funds are rated AAAm, which provides an added degree of assurance for discriminating investors).1 In addition, within the universe of securities that fit within the S&P criteria, Scudder Kemper credit analysts adhere to even stricter guidelines, approving only a small percentage. Thus the universe of securities from which we construct the fund's portfolio is smaller and generally of better quality than most other money market funds.

OUTLOOK

     The AARP High Quality Money Fund can be an excellent vehicle for investors seeking to preserve capital, earn current income, and maintain liquidity. In the current economic environment, we expect the fund to meet its goal of favorable investment returns with a high degree of safety.


      PORTFOLIO STATISTICS

  Number of Issues..........26
  7-Day Current Yield....4.63%
  Average Maturity.....35 Days
  Average Quality........ AAAm


      PORTFOLIO RETURNS

  One-Year Cumulative
  Total Return...........4.38%
  Five-Year Average
  Annual Total Return....4.71%
  Ten-Year Average
  Annual Total Return....4.64%
  Five-Year Cumulative
  Total Return..........25.90%
  Ten-Year Cumulative
  Total Return..........57.32%


----------------------------------------------------------------------
^1 The rating for the fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

   Past performance is no guarantee of future results. The fund's yield will fluctuate with market conditions. An investment in this fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund strives to maintain a $1 share price, it is possible that you could lose money by investing in the fund.

AARP HIGH QUALITY TAX FREE MONEY FUND
-------------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide liquidity and current income that is free from federal income tax,* consistent with stability and safety of principal, while maintaining a constant share price of $1. The fund pursues its goal by investing at least 80% of assets in tax-exempt, short-term municipal securities.


FOR WHOM THE
FUND IS DESIGNED

This fund may be appropriate for investors seeking tax-free income or those who do not want the risks associated with investing in stocks or bonds. These investors include those seeking tax-free money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer stability, and those seeking a short-term investment prior to making longer-term investment choices.


PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

Jerri I. Cohen
  Portfolio Manager


* It is the policy of the fund not to invest in taxable issues. However, the fund's income may be subject to state and local taxes. Capital gains may be subject to taxes as well.

----------------------------------------------------------------------
INVESTMENT STRATEGY

     The performance of the AARP High Quality Tax Free Money Fund reflected the movement of short-term interest rates over the 12-month period ended September 30, 1999. The short-term yield curve returned to a positive slope during the period, indicating that the Federal Reserve has switched from an accommodative to a restrictive monetary policy. Over the summer, it raised the Federal Funds rate two times to 5.25% as a preemptive strike against signs of modest inflationary pressures. Our strategy over the period was to maintain a conservative stance in order to be able to take advantage of higher yields that we anticipate will be available from securities maturing after the calendar year-end. Over the coming months, we expect to maintain an average maturity of between 20 and 50 days.

     All securities purchased during the period were rated within the two highest quality ranges of at least one of the three leading national independent rating firms: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's Corporation (S&P). We also complied with the guidelines to maintain an AAAm rating from S&P, the highest rating available (approximately 5% of money funds are rated AAAm, which provides an added degree of assurance for discriminating investors).1 In addition, within the universe of securities that fit within the S&P criteria, Scudder Kemper credit analysts adhere to even stricter guidelines, approving only a small percentage. Thus the universe of securities from which we construct the fund's portfolio is smaller and generally of better quality than most other tax-free money market funds.

OUTLOOK

     The AARP High Quality Tax Free Money Fund can be an excellent vehicle for investors seeking to preserve capital, earn tax-free income, and maintain liquidity. In the current economic environment, we expect the fund to meet its goal of favorable investment returns with a high degree of safety.


      PORTFOLIO STATISTICS

 Number of Issues...........58
 7-Day Current Yield.....2.88%
 Average Maturity......38 Days
 Average Quality..........AAAm


      PORTFOLIO RETURNS

 One-Year Cumulative
 Total Return............2.37%
 Five-Year Average
 Annual Total Return.....2.76%
 Ten-Year Average
 Annual Total Return.....3.18%
 Five-Year Cumulative
 Total Return...........14.56%
 Ten-Year Cumulative
 Total Return...........36.69%


----------------------------------------------------------------------
^1 The rating for the fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

   Past performance is no guarantee of future results. The fund's yield will fluctuate with market conditions. An investment in this fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund strives to maintain a $1 share price, it is possible that you could lose money by investing in the fund.

AARP PREMIUM MONEY FUND
-----------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide high current income and liquidity, consistent with stability and safety of principal, while maintaining a constant share price of $1. The fund pursues its goal by investing in short-term debt securities issued by U.S. corporations and financial institutions, and the U.S. government and its agencies.

FOR WHOM THE
FUND IS DESIGNED

This fund may be appropriate for investors who have short-term needs or who do not want the risks associated with investing in stocks or bonds. These investors include those seeking income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their investments with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.


PORTFOLIO
MANAGEMENT TEAM

Frank J. Rachwalski, Jr.
  Lead Portfolio Manager

Jerri I. Cohen
  Portfolio Manager


----------------------------------------------------------------------

     Welcome to the first annual report for the AARP Premium Money Fund, covering the abbreviated fiscal period from February 1, 1999, through September 30, 1999. The fund seeks higher yields than the AARP High Quality Money Fund primarily through a lower expense structure, made possible by a higher investment minimum.

FUND PERFORMANCE

     For the eight-month period ended September 30, 1999, the fund posted a 3.09% total return. The fund's 7-day current yield was 5.06% as of the close of the period. The performance of the AARP Premium Money Fund reflected the movement of short-term interest rates over the abbreviated annual period. The short-term yield curve was positively sloped during the period, indicating that the Federal Reserve has switched to a restrictive monetary policy. Over the summer, it raised the Federal Funds rate two times to 5.25% as a preemptive strike against signs of modest inflationary pressures. And though the Fed did not raise rates at its meeting shortly after the close of the period (on October 5), it declared a bias toward raising rates going forward. Our strategy over the period was to maintain a conservative stance in order to be able to take advantage of higher yields that we expect will be available from securities maturing after the calendar year-end.

INVESTMENT PROCESS

     While the fund has slightly more flexibility to invest in a broader range of money market securities than the AARP High Quality Money Fund, we purchased only securities rated within the highest rating categories of at least one of the three leading national statistical rating organizations: Fitch Investors Service, Inc., Moody's Investors Service, Inc., or Standard & Poor's Corporation (S&P). In addition, within the universe of securities that meet the fund's eligibility requirements for purchase, we adhered to even stricter guidelines, approving only a small percentage. Thus the universe of securities from which the fund's portfolio is constructed is limited to highly creditworthy issues with a proven ability to repay their debt.


      PORTFOLIO STATISTICS

 Number of Issues...........33
 7-Day Current Yield....5.06%^1
 Average Maturity......45 Days


----------------------------------------------------------------------
^1 Fund expenses are being maintained until 1/31/00. Without such maintenance, the yield for the AARP Premium Money Fund would have been 4.66%.

   Past performance is no guarantee of future results. The fund's yield will fluctuate with market conditions. An investment in this fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund strives to maintain a $1 share price, it is possible that you could lose money by investing in the fund.

AARP HIGH QUALITY SHORT TERM BOND FUND
--------------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of current income while actively seeking to reduce downside risk as compared with other short-term bond mutual funds. The fund pursues its goal by investing principally in short-term debt securities and by maintaining a weighted average portfolio duration of less than three years. The fund modified its investment objective on February 1, 1998 and changed its name from the AARP High Quality Bond Fund. The previous objective was to invest in high quality securities regardless of maturity length.


PORTFOLIO
MANAGEMENT TEAM

Robert S. Cessine
John E. Dugenske
  Co-Lead Portfolio Managers


        -------------------------

              TOTAL RETURN
        As of September 30, 1999


              CUMULATIVE

                  FUND    INDEX++
        -------------------------

        1 yr.     1.21%    2.90%

        5 yr.    39.55%   35.82%

        10 yr.   99.81%   93.87%

             AVERAGE ANNUAL

                  FUND    INDEX++
        -------------------------
        1 yr.     1.21%    2.90%

        5 yr.     6.89%    6.31%

        10 yr.    7.17%    6.84%

--------------------------------------------------------------------------------

         The combination of continued strong growth in the United States and a resurgence in the economies of Asia and Europe has stoked inflation fears and prompted the Federal Reserve to raise interest rates twice in recent months. All sectors of the bond market have suffered as a result, but corporate bonds, which make up the majority of fund assets, have been particularly poor performers due to record levels of new issuance. Short-term bonds were not immune to the unfavorable environment, but they generally outperformed bonds with longer maturities.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  Growth of a $10,000 Investment

CHART PERIOD:   Yearly Periods ended September 30

CHART DATA:
                                                         SALOMON BROTHERS INC.
            AARP HIGH QUALITY      LEHMAN BROTHERS       TREASURY/GOVERNMENT
             SHORT TERM BOND       AGGREGATE BOND        SPONSORED CORPORATE
                  FUND                 INDEX+            INDEX (1-3 YEARS)++
------------------------------------------------------------------------------
1989             10000                 10000                   10000
1990             10521                 10754                   10939
1991             12146                 12473                   12176
1992             13549                 14040                   13407
1993             15159                 15440                   14098
1994             14318                 14941                   14274
1995             16176                 17043                   15448
1996             16919                 17875                   16339
1997             18298                 19614                   17471
1998             19743                 21870                   18841
1999             19981                 21785                   19387



FUND PERFORMANCE

     For the 12 months ended September 30, 1999, the fund returned 1.21%, which consisted of 5.47% in income distributions and -4.26% in capital change. Over the same time frame, the fund's unmanaged benchmark, the Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years), returned 2.90%. The fund's 30-day SEC yield was 5.78% as of the end of the period versus 5.25% on March 31, 1999.

THE FUND'S INVESTMENT STRATEGY

     The primary reason for the fund's underperformance was the fact that its duration (interest rate sensitivity) was above that of its benchmark for most of the period. While we have been steadily reducing the fund's duration -- from 2.4 years on September 30, 1998, to 2.3 on March 31, 1999, to 2.1 at present -- our positioning had a negative impact on performance at a time when bonds with maturities of 2-5 years generally underperformed those with maturities of two years or less. Going forward, we intend to keep duration close to that of its benchmark until such time as we see an indication that the economy is slowing, or we gain a clearer indication that the Fed is adopting a more neutral bias with respect to interest rates. The fund's average credit quality remains steady at AA.


--------------------------------------------------------------------------------
+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities.

++ Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

     In the corporate sector, we continued to underweight the so-called "smokestack" industries in favor of bonds issued by high-quality companies in the financial and consumer non-durables sectors. In the latter group, we have focused on companies with steady revenue streams, such as Safeway, Gillette, and Racers-Kellogg. Although our holdings in these sectors have not performed as well for us recently as they have over the past two years, we believe that a focus on quality will benefit the fund over the long-term.

     In recent months, we have begun to pare back on our positions in some of the more thinly traded asset-backed securities in the portfolio in favor of those that offer better liquidity. We also plan to trim our position in corporates in favor of U.S government agency notes and mortgage-backed securities. While all three sectors have performed poorly in recent months, we feel that the relative value offered by high-quality mortgages and agency notes is extremely compelling at this juncture.

OUTLOOK

     We continue to hold a neutral outlook on the fixed income markets. On one hand, we remain cautious due to the ongoing strength of the U.S. economy. While the fears of inflation have not yet been substantiated by actual evidence, it is likely that the market will react strongly if the economic boom in the U.S. does indeed cause inflation to accelerate. On the other hand, we believe that from the standpoint of a long-term investment horizon, the recent slump in the bond market has produced some intriguing values. We will strive to capitalize on the these values in the months ahead, and will continue to seek the optimal combination of strong returns and lower risk. Although the fund has underperformed in recent months, we continue to believe in the long-term value of our investment strategy.

                            PORTFOLIO DIVERSIFICATION
                            As of September 30, 1999

                         Corporate Bonds             55%
                         Asset-Backed                19%
                         U.S. Government Agency
                            Pass-Throughs            17%
                         Cash Equivalents             5%
                         U.S. Treasury Obligations    2%
                         Government National
                            Mortgage Association      2%
                                                    ----
                                                    100%
                                                    ====

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Want a source of regular monthly income

o Desire an income component for diversification

o Can invest for at least three years

o  Can handle some ups and downs in investment performance


       MATURITY STRUCTURE
    As of September 30, 1999

 Under 2 Years...........43.3%
 2 to 3 Years............20.8%
 3 to 4 Years............24.5%
 4 to 5 Years.............5.4%
 5 to 8 Years.............3.8%
 Over 8 Years.............2.2%
                          ----
                          100%
                          ====


      PORTFOLIO STATISTICS

 Number of Issues...........74
 30-Day SEC Yield........5.78%
 Average Coupon..........6.46%
 Yield to Maturity.......6.31%
 Average Maturity....2.6 Years
 Average Duration....2.1 Years
 Average Quality............AA

AARP GNMA AND U.S. TREASURY FUND
--------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of income while actively seeking to reduce downside risk as compared with other GNMA mutual funds. The fund pursues its goal by investing primarily in high quality GNMA and U.S. Treasury securities. While GNMAs and Treasuries are guaranteed as to timely payment of principal and interest, the guarantee does not apply to the fund's yield or share price, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Richard L. Vandenberg
  Lead Portfolio Manager

Scott E. Dolan
John E. Dugenske
  Portfolio Managers


        -------------------------

              TOTAL RETURN
        As of September 30, 1999


              CUMULATIVE

                  FUND    INDEX++
        -------------------------
        1 yr.     0.99%    2.39%

        5 yr.    37.29%   47.77%

        10 yr.   96.98%  121.26%

             AVERAGE ANNUAL

                  FUND    INDEX++
        -------------------------

        1 yr.     0.99%    2.39%

        5 yr.     6.54%    8.12%

        10 yr.    7.01%    8.26%


--------------------------------------------------------------------------------

         Interest rates generally rose and bond prices declined over the 12 months, as strong domestic economic growth and a rebound in selected foreign markets heightened inflation concerns. Mortgage-backed securities weathered the difficult period better than other classes of fixed-income securities, such as corporate bonds, asset-backed securities, or Treasuries.


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended September 30

CHART DATA:




                      AARP GNMA AND        LEHMAN BROTHERS
                   U.S. TREASURY FUND        GNMA INDEX+
        --------------------------------------------------

        1989             10000                  10000
        1990             10886                  10944
        1991             12423                  12761
        1992             13813                  14219
        1993             14626                  15156
        1994             14348                  14973
        1995             15828                  17078
        1996             16585                  18082
        1997             17993                  19940
        1998             19506                  21609
        1999             19699                  22126



FUND PERFORMANCE

     The environment improved significantly for mortgage-backed securities toward the end of the 12-month period, which helped the fund rank in the top 42% of 54 GNMA funds, according to Lipper Analytical Services, Inc., an independent analyst of investment performance. Longer term, the fund ranked in the top 77% of 38 funds for the five-year period and in the top 76% of 24 funds for the ten-year period ended September 30, 1999.

     For the same 12-month period, the fund returned 0.99%, which consisted of 6.12% in income distributions and -5.13% in capital change. The fund's benchmark -- the Lehman Brothers GNMA Index -- returned 2.39% for the same period. Reflecting the rising rate environment, the fund's 30-day standardized SEC yield rose from 5.96% a year ago to 6.10% as of the end of the period.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PEFORMANCE OF THE FUND

LINE CHART TITLE:  AARP GNMA and U.S. Treasury Fund
                  Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)


               -----------------------------------
                          Lipper GNMA                      Over the three years, this
                Return     Peer Group    Risk              fund is among the top 25% of
               -----------------------------------         similar funds for monthly
       Highest                                    Lowest   downside risk and in the
        Return              Best 25%      XXXX    Risk     fourth quartile of similar
               ------------            -----------         funds for total return.

                            Next 25%                       The monthly averages for risk
               ------------            -----------         and return are for 18 similar
                                                           funds for the period October
                            Next 25%                       1, 1996 through September 30,
               ------------            -----------         1999.
        Lowest                                    Highest
        Return     XXXX     Worst 25%             Risk
               ------------            -----------

        Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.


--------------------------------------------------------------------------------
+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

THE FUND'S INVESTMENT STRATEGY

     In pursuing the fund's objective we employ a top-down approach that focuses on four key factors: the portfolio's sensitivity to changes in interest rates (duration), the allocation between GNMA and Treasury securities, the vintage and "seasoning" of issues, and the fund's positioning with respect to the yield curve.

     In an effort to reduce price volatility as interest rates began to rise during the first six months of the fiscal period, we increased the fund's exposure to GNMAs by increasing the duration of the fund's mortgage holdings and reducing the duration of the fund's Treasury holdings. Overall portfolio duration rose from 2.5 years to 3.4 years in the first six months primarily because duration lengthens when rates rise. During the last six months of the period we reduced the fund's holdings of GNMAs to 88% of the portfolio (down from 90% a year ago) in an effort to reduce the fund's exposure to the duration extension risk that is inherent in all mortgages when interest rates rise and to take advantage of the defensive characteristics of Treasuries in advance of Y2K concerns. Despite our strategy of attempting to limit duration extension risk, the portfolio's duration continued to rise, contributing to its underperformance relative to its benchmark index. At the end of the period, the fund's duration stood at 4.3 years.

     In the first half of the period we focused on trimming the fund's exposure to high coupon mortgages, which are more susceptible to refinancing and prepayment risk, by reducing holdings of GNMAs with coupons of 8% or more. Toward the end of the period we emphasized GNMAs with coupons close to current rates (7.5% coupons) because we believed these securities offered more relative value.

OUTLOOK

     As we near the close of 1999 we are not expecting a calamity of any sort related to Y2K, but we are expecting decreased liquidity as some investors move into high quality and highly liquid investments. This should create a positive environment for Treasury securities. Longer term, we have a favorable outlook for mortgage securities. With mortgages currently trading at relatively high yields compared to Treasuries, we expect these securities to return to more normal levels resulting in higher prices.

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE FUND IS DESIGNED

The fund is designed for investors who:

o Want a source of regular monthly income

o Desire an income component for diversification

o Can invest for at least three years

o  Can handle some ups and downs in investment performance




   PORTFOLIO DIVERSIFICATION
   As of September 30, 1999

 Government National
    Mortgage Association   88%

 Cash Equivalents           6%

 U.S. Treasury Obligations  6%
                          ----
                          100%
                          ====


       PORTFOLIO STATISTICS

 Number of Issues........2,069
 30-Day Yield............6.10%
 Average Coupon..........7.53%
 Yield to Maturity.......7.07%
 Average Maturity....9.5 Years
 Average Duration....4.3 Years
 Average Quality...........AAA

AARP INSURED TAX FREE GENERAL BOND FUND
---------------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of income that is free from federal income taxe^1 while actively seeking to reduce downside risk as compared with other insured tax-free bond mutual funds. The fund pursues its goal by investing at least 80% of its assets in high quality, tax-exempt municipal securities, most of which carry insurance that would pay the principal and interest in the event of default. This insurance does not apply to the fund's yield or share price, both of which will fluctuate daily.


PORTFOLIO
MANAGEMENT TEAM

Philip G. Condon
Ashton P. Goodfield
  Co-Lead Portfolio Managers


         ------------------------

               TOTAL RETURN
         As of September 30, 1999

                CUMULATIVE

                 FUND    INDEX+
        -------------------------

        1 yr.   -1.21%   -0.70%

        5 yr.   34.64%   38.78%

        10 yr.  93.15%  103.84%


             AVERAGE ANNUAL

                 FUND    INDEX+
        -------------------------

        1 yr.   -1.21%   -0.70%

        5 yr.    6.13%    6.77%

        10 yr.   6.80%    7.38%


^1 It is the policy of the fund not to invest in taxable issues. However, the fund's income may be subject to state and local taxes. Gains on sales of fund shares and distributions of capital gains generally will be subject to federal, state, and local taxes.

--------------------------------------------------------------------------------

FUND PERFORMANCE

     During a difficult period for most fixed-income securities, including municipal bonds, the AARP Insured Tax Free General Bond Fund posted a negative return but displayed strong competitive performance. The fund's total return for its most recent fiscal year ended September 30, 1999 was -1.21%. The fund's 30-day SEC yield as of September 30 was 4.31%, equivalent to a 7.14% taxable yield for investors in the 39.6% tax bracket.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended September 30

CHART DATA:


                   AARP INSURED TAX FREE        LEHMAN BROTHERS
                       GENERAL BOND FUND     MUNICIPAL BOND INDEX+
         ---------------------------------------------------------
         1989              10000                     10000
         1990              10489                     10681
         1991              11941                     12089
         1992              13137                     13355
         1993              15018                     15056
         1994              14346                     14688
         1995              15811                     16332
         1996              16741                     17317
         1997              18176                     18883
         1998              19552                     20528
         1999              19315                     20384

     The fund performed well compared with its peers during the period, ranking in the top 3% of 42 insured municipal debt funds for the 12 months ended September 30 according to Lipper Analytical Services, Inc. Longer term, the fund ranked in the top 25% of 31 funds for the five-year period, and in the top 25% of 15 funds for the ten-year period.

THE FUND'S INVESTMENT STRATEGY

     During the fund's most recent fiscal year, fixed income investors reacted negatively to news of tightening U.S. labor markets, the worldwide economic revival, and a weakening dollar. Yields on 10-year Treasury bonds


THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PEFORMANCE OF THE FUND

LINE CHART TITLE:  AARP Insured Tax Free General Bond Fund
                     Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)


               -----------------------------------
                            Lipper                          Over the three years,
                Return   Insured Muni      Risk             this fund is among the best
                           Debt Peer                        50% of similar funds for total
                             Group                          return and in the first
               -----------------------------------          quartile of similar funds for
       Highest                                    Lowest    monthly downside risk.
        Return              Best 25%      XXXX    Risk
               ------------            -----------          The monthly averages for
                                                            risk and return are for 9
                   XXXX     Next 25%                        similar funds for the period
               ------------            -----------          October 1, 1996 through
                                                            September 30, 1999.
                            Next 25%
               ------------            -----------
        Lowest                                    Highest
        Return              Worst 25%             Risk
               ------------            -----------

        Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.


--------------------------------------------------------------------------------
^+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

rose approximately one and one-half percentage point and their prices declined 10% over the 12-month period. In comparison, municipal bond yields rose one percentage point, and their prices declined 7%. Our strategy in light of these market conditions was to continue to maintain a shorter portfolio duration than most other insured municipal bond funds. Over the period, the fund's duration declined from 7.6 years to 6.7 years.

     Within the fund's portfolio, we maintained exposure to a broad range of geographically diversified high quality insured municipal securities. We focused on AAA-rated municipal bonds with 5- to 13-year maturities during the period. Our exposure to longer-term bonds (15- to 30-year maturities), which performed poorly by comparison, was limited to 13% of assets.

     During the 12-month period, we maintained a two-part strategy: First, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensated us for the call feature in the current environment.

     Second, we continued the fund's strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities.

OUTLOOK

     In terms of the fund's day-to-day strategy, we will continue to seek competitive returns by purchasing 6- to 13-year bonds over the coming months. And rather than attempting to make investment decisions based on short-term interest rate movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o  Want a source of regular monthly income

o  Desire tax-free income^1

o  Can invest for at least three years

o  Can handle some ups and downs in investment performance


         MUNICIPAL BOND
      EFFECTIVE MATURITIES
           ALLOCATION
    As of September 30, 1999

  Less than 1 year..........3%
  1 to less than 5 years...12%
  5 to less than 10 years..41%
  10 to less than 15 years.31%
  Greater than 15 years....13%
                          ----
                          100%
                          ====


      PORTFOLIO STATISTICS

 Number of Issues..........352
 30-Day SEC Yield........4.31%
 Average Coupon..........4.49%
 Average Maturity....9.4 Years
 Effective Duration..6.7 Years
 Average Quality...........AAA

AARP BOND FUND FOR INCOME
-------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to produce a high level of current income while actively seeking to reduce downside risk as compared with other long-term bond mutual funds. The fund pursues its goal by investing at least 65% of its assets in high quality bonds of any maturity with credit ratings of investment grade. The fund may also invest up to 35% in high yield, low quality bonds.


PORTFOLIO
MANAGEMENT TEAM

Robert S. Cessine
  Lead Portfolio Manager


        -------------------------

             TOTAL RETURN
        As of September 30, 1999


              CUMULATIVE

                 FUND    INDEX+
        ------------------------

         1 yr.  -0.46%   -0.38%

         Life of
         Fund*  14.52%   17.96%


               AVERAGE ANNUAL

                 FUND    INDEX+
         ------------------------

         1 yr.  -0.46%   -0.38%

         Life of
         Fund*   5.23%    6.40%


--------------------------------------------------------------------------------

     The combination of continued strong growth in the United States and a resurgence in the economies of Asia and Europe has stoked inflation fears and prompted the Federal Reserve to raise interest rates twice in recent months. All sectors of the bond market performed poorly as a result, but corporate issues and longer-term bonds, two areas in which we tend to focus, were hit particularly hard.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Semiannual Periods from February 1, 1997*
                      to September 30, 1999
CHART DATA:

                        AARP BOND FUND           LEHMAN BROTHERS
                        FOR INCOME            AGGREGATE BOND INDEX+
         ----------------------------------------------------------
         2/1/97*           10000                     10000
         3/97               9882                      9914
         9/97              10565                     10621
         3/98              10992                     11102
         9/98              11460                     11842
         3/99              11539                     11821
         9/99              11408                     11796



FUND PERFORMANCE

     Even in this difficult environment, the AARP Bond Fund for Income performed well versus its peers in the BBB-rated corporate bond category, according to Lipper Analytical Services, Inc., an independent analyst of investment performance. In returning -0.46% over the 12 months ended September 30, 1999, the fund beat the -0.99% average for taxable bond funds and finished in the top 35% out of 126 funds in its category. Over the same period, the fund's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, returned -0.38%. The fund's return consisted of 6.51% in income distributions and -6.97% capital change, and its 30-day SEC yield was 7.22%^1 as of the close of the period, versus 6.34% on March 31, 1999.

THE FUND'S INVESTMENT STRATEGY

     Our conservative strategy with respect to duration was a key element in the fund's strong performance. Duration stood at 4.9 years at the end of the period, below the year ago level of 5.2 years, which helped the fund to avoid the full impact of the bond market's slump. Going forward, we intend to keep duration in line with the benchmark until it becomes apparent the Fed is finished raising rates for this cycle.

     Within the corporate sector, we continue to favor bonds issued by companies with steady, recurring cashflows over those in the so-called "smokestack" industries. We have emphasized the consumer nondurables

--------------------------------------------------------------------------------

^+ The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

^1 Fund expenses are being maintained until 1/31/2000. Without such maintenance, the total return would have been lower and the yield on the AARP Bond Fund for Income would have been 6.74%.

*  The fund commenced operations on February 1, 1997.

sector, which includes companies such as Safeway and Pepsi Bottling Holdings, as well as issues in the telecommunications and media sectors, such as Sprint, Time Warner, and TCI-Communications. While our heavy weighting in bonds issued by companies with relatively stable cash flows has contributed positively to the fund's performance over the past two years, such issues generally underperformed during the worst of the bond market's slump. Nevertheless, we continue to believe that a focus on quality will benefit the fund over time. Looking ahead, we intend to focus on A-rated corporate bonds, which we believe to be undervalued in relation to BBB's.

     Outside of the corporate sector, we have begun to look more closely at U.S. government agency notes, which were poor performers during the third calendar quarter. We have been gradually building up our position in agencies on the belief that these securities offer substantial value in relation to other sectors of the bond market.

OUTLOOK

     Our outlook for the fixed income markets is neutral at this time. While we remain cautious due to the ongoing strength of the U.S. economy, we also believe that from the standpoint of a long-term investment horizon, the recent slump in the bond market has produced some interesting opportunities. Going forward, we will strive to capitalize on the values that have emerged during the April-September period, and will continue to seek the optimal balance of risk and return.

     PORTFOLIO ALLOCATION
   As of September 30, 1999

 Corporate Bonds           60%
 U.S. Treasury Obligations 20%
 U.S. Government-Backed
    Mortgages               6%
 Government National
    Mortgage Association    4%
 Asset-Backed Securities    3%
 Foreign Bonds -- U.S. $
    Denominated             3%
 Cash Equivalents           2%
 Collateralized Mortgage
    Obligations             2%
                          ----
                          100%
                          ====

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o  Want a source of regular monthly income

o  Desire an income component for diversification

o  Can invest for at least three years

o  Can handle some ups and downs in investment performance


       MATURITY STRUCTURE
    As of September 30, 1999

 Under One Year.............3%
 1 to 5 Years..............28%
 5 to 8 Years..............21%
 Over 8 Years..............48%
                          ----
                          100%
                          ====


     PORTFOLIO STATISTICS

 Number of Issues..........101
 30-Day SEC Yield.........7.22%
 Average Coupon....... ...7.27%
 Yield to Maturity........7.39%
 Average Maturity.....8.2 Years
 Average Duration.....4.9 Years
 Average Quality..............A

AARP BALANCED STOCK AND BOND FUND
---------------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth and income while actively seeking to reduce downside risk as compared with other balanced mutual funds. The fund pursues its goal by investing primarily in a diversified mix of stocks with above-average dividend yields, high quality bonds, and cash reserves.


PORTFOLIO
MANAGEMENT TEAM

Kathleen T. Millard
  Lead Portfolio Manager

Robert S. Cessine
  Portfolio Manager



        -------------------------

               TOTAL RETURN
         As of September 30, 1999

                CUMULATIVE

                  FUND     INDEX+
        -------------------------

        1 yr.     5.84%    13.70%

        5 yr.    80.25%   111.12%

        Life of
        Fund*    78.85%   105.78%


             AVERAGE ANNUAL

                 FUND    INDEX+
        -------------------------

        1 yr.    5.84%    13.70%

        5 yr.   12.51%    16.11%

        Life of
        Fund*   10.81%    13.58%


--------------------------------------------------------------------------------

     Investors have been paying an increasing premium for a shrinking number of companies with strong current fundamentals and positive earnings momentum, while punishing companies with improving long-term fundamentals and earnings shortfalls, despite already depressed valuations. For fixed income investors, rising interest rates also contributed to declining prices. This environment proved challenging for the fund's emphasis on undervalued stocks and investment grade bonds.


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Annual Periods from February 1, 1994*
                      to September 30, 1999

CHART DATA:


       AARP BALANCED                           LEHMAN BROTHERS
      STOCK AND BOND      STANDARD & POOR'S     AGGREGATE BOND       BLENDED
           FUND             500 INDEX               INDEX             INDEX+
----------------------------------------------------------------------------
2/94*    10000                10000                 10000             10000
9/94     10050                 9800                  9543              9747
9/95     11738                12715                 10885             11776
9/96     13272                15299                 11416             13247
9/97     16901                21489                 12527             16421
9/98     17115                23432                 13968             18098
9/99     18114                29952                 13914             20578

FUND PERFORMANCE

     For the 12-month period ended September 30, 1999, the fund returned 5.84% while the fund's blended index returned 13.70% for the same period. The fund's underperformance can be explained primarily by three factors: a lack of exposure to large-cap growth and technology stocks, an unusually high number of portfolio companies announcing results significantly below expectations and, in the fixed income portion of the portfolio, price declines resulting from rising interest rates.

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE, SHOWING A THREE-YEAR RISK/RETURN PERFORMANCE OF THE FUND

TITLE:         AARP Balanced Stock and Bond Fund
               Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)

               -----------------------------------
                             Lipper                         Over the three years,
               Return       Balanced      Risk              this fund is among the best
                           Peer Group                       50% of similar funds for
               -----------------------------------          monthly downside risk and in
       Highest                                    Lowest    the fourth quartile of similar
        Return              Best 25%              Risk      funds for total return.
               ------------            -----------
                                                            The monthly averages for
                            Next 25%      XXXX              risk and return are for 163
               ------------            -----------          similar funds for the period
                                                            October 1, 1996 through
                            Next 25%                        September 30, 1999.
               ------------            -----------
        Lowest                                    Highest
        Return     XXXX     Worst 25%             Risk
               ------------            -----------

        Lipper Analytical Services, Inc. is the source for the peer group information of similar funds.

--------------------------------------------------------------------------------

^+ The performance of the blended benchmark is a weighting comprised of 50% Standard & Poor's 500 Index (S&P), 40% Lehman Brothers Aggregate Bond Index
     (LBAB), and 10% the 3-Month Treasury Bill Index. The 50/40/10 measure is meant to reflect the anticipated long-range asset mix of the fund, which may change over time. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

     All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*    The fund commenced operations on February 1, 1994.

THE FUND'S INVESTMENT STRATEGY

     The stock portion of the fund is managed with a similar investment strategy to the AARP Growth and Income Fund, which focuses on undervalued stocks. As you may know, we modified our investment approach on June 30 so that the fund will not have to rely solely on its high relative yield screen to uncover investment opportunities. Two other valuation metrics have now been added to the fund's investment screen -- price/earnings ratios (P/E) and price-to-cash flow ratios -- which effectively expand the fund's universe without compromising its traditional investment objective.

     Historically, the fund's discipline has limited its exposure to technology -- an area that dramatically outperformed the rest of the stock market over the period. The sector's unprecedented performance was a substantial limitation for the fund. Going forward, we expect the fund's enhanced investment screen to include a greater number of technology companies. One addition we made in the technology area was Computer Associates, the world's third largest independent software provider, but we were also able to participate in technology in other ways, specifically through Corning, the world's leading producer of fiber optics.

     While the fund did benefit from good stock selection in the telecommunications sector (Bell Atlantic, GTE, and Sprint) and the energy sector (Elf Aquitaine, Texaco, and Mobil), returns suffered from a few large positions in companies announcing revenue and/or earnings shortfalls. Some of the most noteworthy included Avon Products, Xerox, and American Home Products. In each particular case, we have met with company management, analyzed the problem areas, and believe that current prices more than reflect revised expectations for the companies.

     For the fixed income portion of the portfolio, we maintained a relatively conservative strategy. Duration stood at 4.9 years at the end of the period, below the year ago level of 5.1 years, which helped us avoid the full impact of the bond market slump. However, our emphasis on corporate bonds and longer-term bonds hurt performance as rates rose. Nevertheless, we believe that quality corporate bonds (A-rated or better) are undervalued relative to BBB-rated bonds and will benefit the portfolio going forward.

OUTLOOK

     In contrast to this time last year, the Federal Reserve's policy has shifted from lowering interest rates to raising rates. Coupled with a likely decline in trading volume as year-end approaches, we believe this will exacerbate market volatility. In this environment, we believe that the fund's broad diversification in undervalued stocks and quality bonds will provide a valuable buffer for shareholders.

--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o  Want long-term growth with less risk than a purely growth-oriented investment

o  Can invest for at least three to five years

o  Can handle some ups and downs in investment performance

o  Are building a diversified portfolio with a few core investments



         ASSET ALLOCATION
    As of September 30, 1999

 Stock Holdings           64%

 Bond Holdings            35%

 Cash Equivalents          1%
                         ----
                         100%
                         ====


        STOCK ALLOCATION
    As of September 30, 1999

 Communications           18%

 Financial                18%

 Manufacturing            15%

 Energy                   11%

 Durables                  8%

 Transportation            6%

 Health                    5%

 Consumer Staples          4%

 Utilities                 4%

 Other                    11%
                         ----
                         100%
                         ====

AARP GROWTH AND INCOME FUND
---------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth and income while actively seeking to reduce downside risk as compared with other growth and income mutual funds. The fund pursues its goal by investing primarily in common stocks and securities convertible into common stocks.


PORTFOLIO
MANAGEMENT TEAM

Kathleen T. Millard
  Lead Portfolio Manager

Benjamin W. Thorndike
  Portfolio Manager


       -------------------------

              TOTAL RETURN
        As of September 30, 1999

               CUMULATIVE

                 FUND     INDEX+
       -------------------------

       1 yr.    12.10%    27.82%

       5 yr.   118.69%   205.64%

       10 yr.  259.31%   373.50%


            AVERAGE ANNUAL

                FUND    INDEX+
       -------------------------

       1 yr.    12.10%    27.82%

       5 yr.    16.94%    25.02%

       10 yr.   13.64%    16.81%

--------------------------------------------------------------------------------

     Investors have been paying an increasing premium for a shrinking number of companies with strong current fundamentals and positive earnings momentum, while punishing companies with improving long-term fundamentals and earnings shortfalls, despite already depressed valuations. This environment proved challenging for the fund's emphasis on stocks with attractive valuations.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Yearly Periods ended September 30

CHART DATA:

                      AARP GROWTH AND          STANDARD & POOR'S
                        INCOME FUND               500 INDEX+
         -------------------------------------------------------
         1989              10000                     10000
         1990              8981                      9077
         1991              11422                     11905
         1992              12745                     13223
         1993              15215                     14942
         1994              16430                     15492
         1995              19787                     20100
         1996              23785                     24186
         1997              33465                     33972
         1998              32052                     37044
         1999              35931                     47350



FUND PERFORMANCE

     For the 12-month fiscal period, the fund's 12.10% return trailed the 27.82% return of the S&P 500 Index. A portion of the fund's underperformance relative to the S&P 500 can be explained by the fund's lack of exposure to large-cap growth and technology stocks, which were strong performers over much of the period. The remaining underperformance can be attributed to an unusually high number of portfolio companies announcing results significantly below expectations, leading to sharp price declines. Longer term, the fund's record of competitive returns with less risk was in evidence as it maintained an overall four-star Morningstar Rating(TM) among 3,210 domestic equity funds for its risk-adjusted performance as of 9/30/99.^1

THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PEFORMANCE OF THE FUND

LINE CHART TITLE:     AARP Growth and Income Fund
                  Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)


               -----------------------------------
                          Large Blend                       Over the three years,
                Return     and Value     Risk               this fund is among the bottom
                          Peer Group                        25% of similar funds for total
               -----------------------------------          return and in the first
       Highest                                    Lowest    quartile of similar funds for
        Return              Best 25%      XXXX    Risk      monthly downside risk.
               ------------            -----------
                                                            The monthy averages for
                            Next 25%                        risk and return are for 510
               ------------            -----------          similar funds for the period
                                                            October 1, 1996 through
                            Next 25%                        September 30, 1999.
               ------------            -----------
        Lowest                                    Highest   Morningstar is the source
        Return     XXXX     Worst 25%             Risk      for the peer group information
               ------------            -----------          of similar funds.


--------------------------------------------------------------------------------
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

^1 Morningstar proprietary ratings reflect historical risk-adjusted performance as of 9/30/99. Ratings are subject to change every month and are calculated from the fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. In its broad asset class, the top 10% of funds receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. In the domestic equity category, the fund received a 3-star rating for the three- and five-year periods, and a 4-star rating for the ten-year period among 3210, 2010, and 751 funds in its broad asset class, respectively. Past performance is no guarantee of future results.

THE FUND'S INVESTMENT STRATEGY

     Our investment strategy continues to focus on undervalued stocks. As you may know, we modified our investment approach on June 30 so that the fund will not have to rely solely on its high relative yield screen to uncover investment opportunities. Two other valuation metrics have now been added to the fund's investment screen -- price/earnings ratios (P/E) and price-to-cash flow ratios -- which effectively expands the fund's universe without compromising its traditional investment objective.

     In recent years, there has been a fundamental shift in U.S. corporate policy in favor of share repurchases and the reinvestment of cash flow, rather than in making regular dividend payments. For instance, 36% of the largest 1000 companies as measured by the Russell 1000 Index currently pay no dividends. In addition, fully 25% of the companies that comprise the Russell 1000 Value Index also make no dividend payments. We believe this modification will enable the fund to increase its exposure on an opportunistic basis to sectors that are heavily populated by low- or non-dividend-paying securities such as health care and technology. By broadening the fund's investment universe and sector base, we also expect that the fund will be able to perform more as an "all weather" fund.

     Historically, the fund's discipline has limited its exposure to technology -- an area that dramatically outperformed the rest of the stock market. In fact, the S&P 500 technology sector gained over 70% over the 12-month period while the overall S&P 500 Index rose 28%. Technology comprises about 20% of the S&P 500 while the fund held approximately 4% in this area. The sector's unprecedented performance and the fund's relatively small exposure to it was a substantial limitation on fund performance over the period. Going forward, we expect the fund's enhanced investment screen to include a greater number of technology companies.

     One addition we made in the technology area was Computer Associates, the world's third largest independent software provider offering over 500 applications. The company's suite of products provides corporations with a total solution for various hardware and software platforms. An increase in capital spending that was diverted in favor of Y2K readiness, the company's recent acquisition of Platinum Technology, and modest valuation made the company's shares attractive.

     We were also able to participate in technology in other ways, specifically through Corning, the fund's number one holding at the end of the period. Corning's top position in the portfolio is both a reflection of the stock's success (the stock rose 136%) and our conviction in it. We began adding shares of the stock to the portfolio over a year ago and have

                                                       (Continued on next page)

--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Want long-term growth with less risk than a purely growth-oriented investment

o Can invest for at least five years

o Can handle some ups and downs in investment performance

o Are building a diversified portfolio with a few core investments

SIDEBAR TEXT:

   SECTOR DIVERSIFICATION --
   EXCLUDES CASH EQUIVALENTS
   As of September 30, 1999

 Financial                 18%
 Communications            17%
 Manufacturing             15%
 Energy                    13%
 Durables                   8%
 Health                     5%
 Consumer Staples           5%
 Transportation             5%
 Technology                 4%
 Other                     10%
                          ----
                          100%
                          ====

       ASSET ALLOCATION
   As of September 30, 1999

 Stock Holdings            98%
 Cash Equivalents           2%
                          ----
                          100%
                          ====

--------------------------------------------------------------------------------

increased our position since then. Corning is the world's leading producer of fiber optics, a key product for capitalizing on the demand for bandwidth. We are continuing to see strong demand for fiber optics even with other competing communication modes. Corning has remained the leader in this field and this summer won a major contract to supply 80% of a new five million mile fiber optic network that will connect 17 European nations.

     The financial sector constitutes the fund's largest weighting due primarily to the fact that there are many attractively valued companies in this sector. However, the fund's exposure to financial companies also held back performance. This was due primarily to two factors: the negative effects of rising interest rates and disappointing results from several key holdings. While we believe that modestly rising interest rates are not necessarily bad for bank stocks (as long as the Federal Reserve does not embark on an aggressive campaign to fight inflation by raising rates dramatically), it did not help returns. In particular, we were disappointed with First Union, which announced a profit warning relating to the bank's higher than expected Internet banking expenses and lower than expected synergies from recent acquisitions. While we trimmed our exposure in the stock, we are maintaining a position based on the bank's strong East Coast franchise and attractive valuation. We were also disappointed with Bank One, which reported a 7% decline in current estimates for the year as a result of slower growth in its credit card operation.

     While the fund did benefit from strong stock selection in the telecommunications sector (Bell Atlantic, GTE, & Sprint) and the energy sector (Elf Aquitaine, Texaco, and Mobil), returns suffered from a few large positions in companies announcing revenue and/or earnings shortfalls. Some of the most noteworthy included Avon Products, which declined on lower revenue caused by weakness in Latin America and softness in domestic holiday orders; Xerox, which disappointed us based on intensifying competition, lower than expected revenues, and currency exposure; and American Home Products, which received an unfavorable ruling on the Fen-Phen diet drug case.

     In each particular case, we have met with the management of each company, analyzed the problem areas and believe that current prices more than reflect revised expectations for the companies. In the case of Avon, we purchased more shares, while with Xerox, we believe the issues will take a few quarters to resolve. As such, we cut the fund's position of Xerox in half early in October (after the end of the fiscal reporting period). Going forward, we believe that these companies should provide significant positive potential from current levels.

     On the sell side we sold out of a number of our cyclical names due to either valuation or management concerns. Caterpillar, Dow Chemical, and

DuPont were all sold for valuation reasons. While many of the smaller cyclical names had given back much of their spring valuation bounce, these three larger-cap names held up nicely. With signs of potential pricing deterioration in many of their end markets, we decided to side-step the potential stock price deterioration that might follow.

     The portfolio remains positioned to take advantage of our positive outlook in the energy and finance sectors. In energy, a doubling of world oil prices to over $20 a barrel, more favorable supply/demand conditions, consolidation, and cost cutting is encouraging. The finance sector has underperformed in the face of rising interest rates and some company specific earnings disappointments. In the banking industry, consolidation has enabled many companies to diversify and add fee-based revenue streams, which lessens their overall exposure to rising rates. Insurance companies have suffered from intense competition, poor pricing, and recent losses related to Hurricane Floyd. Since these trends have effectively harmed all participants, we expect pricing to improve going forward. Despite positive fundamentals in the real estate market, real estate investment trusts (REITs) have been lackluster performers as investors have preferred larger-cap and more highly valued technology companies.

OUTLOOK

     In contrast to this time last year, the Federal Reserve's policy has shifted 180 degrees. Last year's interest rate cuts by the Federal Reserve to avoid a global financial meltdown has now shifted to two subsequent hikes in short-term rates and a bias toward raising rates again. We believe this pronouncement coupled with a likely decline in trading volume as we near year-end will exacerbate both the market and individual stock volatility. Four consecutive years of 20%-plus equity returns and a significant disparity between a few of the largest technology companies and the rest of the stock market will likely keep overall returns in a fairly tight range.

10 LARGEST EQUITY HOLDINGS
(28% OF PORTFOLIO AS OF 9/30/99)
----------------------------------------------------------------
1.  Corning Inc.                      6.  Bank of America Corp.
2.  Bell Atlantic Corp.               7.  Ford Motor Co.
3.  Xerox Corp.                       8.  BellSouth Corp.
4.  GTE Corp.                         9.  Elf Aquitaine S.A.
5.  Sprint Corp.                      10. CSX Corp.


--------------------------------------------------------------------------------

AARP U.S. STOCK INDEX FUND
--------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other S&P 500 Index mutual funds. The fund pursues its goal by investing at least 95% of its assets in stocks of companies in the S&P 500 Index, as well as futures contracts and options based on the index.


PORTFOLIO
MANAGEMENT TEAM

Bankers Trust
  Subadviser

James M. Eysenbach
Robert Tymoczko
  Scudder Liaisons


      -------------------------

             TOTAL RETURN
       As of September 30, 1999

              CUMULATIVE

                FUND     INDEX+
      -------------------------

      1 yr.    28.02%    27.82%

      Life of
      Fund*    69.75%    70.08%



           AVERAGE ANNUAL

               FUND    INDEX+
      -------------------------

      1 yr.    28.02%    27.82%

      Life of
      Fund*    22.01%    22.07%


--------------------------------------------------------------------------------

     A small number of large-cap and technology stocks dominated U.S. stock market performance over most of the 12-month period, contributing to strong gains for the unmanaged S&P 500 Index and the fund. In the second calendar quarter, market sentiment shifted briefly toward value and smaller-cap stocks, only to return to a short list of technology names in the third quarter.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Semiannual Periods from February 1, 1997*
                      to September 30, 1999

CHART DATA:

                              AARP U.S. STOCK     STANDARD & POOR'S
                                 INDEX FUND          500 INDEX+
                  -------------------------------------------------
                  2/1/97*           10000               10000
                  3/97               9589                9664
                  9/97              12034               12202
                  3/98              14120               14304
                  9/98              13163               13306
                  3/99              16668               16945
                  9/99              16852               17008

FUND PERFORMANCE

     Despite the fact that a limited number of stocks rose over most of the 12-month period that ended September 30, 1999, the fund performed well, surpassing the return of its benchmark. The fund returned 28.02%, edging out the 27.82% return of the S&P 500 Index for the same period. Among 357 large-cap core funds, the fund ranked in the top 50% according to Lipper Analytical Services, Inc., an independent analyst of investment performance.

     While the S&P 500's return for the period was well above its long-running average return, the investment environment began to change in the last three months of the period. Rising U.S. interest rates and fears of accelerating inflation contributed to a general decline in stock prices in the third calendar quarter.

     The dominance of large-cap and technology stocks favored many of the stocks that comprise the S&P 500 Index and the fund's portfolio. Technology led the way with a price gain of more than 70% for the period. Other sectors also made strong contributions, including communication services up 49%, health care up 40%, and consumer cyclicals up 29%. The basic materials sector declined 8% and, despite a near doubling in the price of oil, the energy sector was down 7%. Financial stocks, which comprise a significant weight in the index, were up only 9% for the 12 months, as some bank stocks were held back by rising interest rates and earnings disappointments.

--------------------------------------------------------------------------------

^+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased. The adviser has agreed to maintain expenses until 1/31/00. If the adviser had not maintained expenses, total returns would have been lower.

*  The fund commenced operations on February 1, 1997.

THE FUND'S INVESTMENT STRATEGY

     The fund's benchmark -- the S&P 500 Index -- is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries and is used by the majority of U.S. money managers and pension plan sponsors to evaluate large-cap portfolios.

     The fund is designed to track the performance of the unmanaged S&P 500 Index (typically within 1% per year), while offering slightly less downside risk. The fund seeks to reduce downside risk by adhering to a "yield tilt strategy." This strategy entails investing in a large majority of the S&P 500 stocks, but gives slightly more weight to stocks paying higher dividends. Dividend-paying stocks historically have been more stable, especially in periods of market decline.

     The fund's other investment characteristics, such as sector weightings and average market capitalization, are kept roughly in line with the index. Similar to the S&P 500 Index, the fund gives more weight to the largest companies. This strategy benefited the fund over the period, as the largest stocks performed substantially better than other stocks. In periods when the largest capitalization stocks are not dominating performance, however, the fund is likely to underperform relative to funds that do not follow an index-based strategy.

OUTLOOK

     The S&P 500 has achieved a 20%-plus return for four consecutive years, an unparalleled performance this century. With valuations for large-cap stocks at historically high levels at period end and growth picking up abroad, we think investors should be mindful of an ongoing need for diversification that includes investment in foreign, small-cap, and short-term fixed income securities. While we believe the fund's investments in many of the largest and strongest companies will continue to reward shareholders, one should not overlook other opportunities for diversification.


 10 LARGEST EQUITY HOLDINGS
 (21% OF PORTFOLIO AS OF 9/30/99)
 -----------------------------------------------------------------------

 1.  Microsoft Corp.                        6.  Wal-Mart Stores Inc.
 2.  General Electric Co.                   7.  Exxon Corp.
 3.  Intel Corp.                            8.  Lucent Technologies Inc.
 4.  Cisco Systems, Inc.                    9.  Merck & Co., Inc.
 5.  International Business Machines Corp.  10. Citigroup Inc.


--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o  Want long-term growth with less risk than a purely growth-oriented investment

o  Can invest for at least five years

o  Can handle some ups and downs in investment performance

o  Are building a diversified portfolio with a few core investments


     SECTOR DIVERSIFICATION
    As of September 30, 1999

  Technology             20%
  Financial              13%
  Health                 11%
  Manufacturing           9%
  Communications          9%
  Energy                  8%
  Consumer Staples        7%
  Consumer Discretionary  7%
  Durables                5%
  Other                  11%
                        ----
                        100%
                        ====

      ASSET ALLOCATION
   As of September 30, 1999

  Stock Holdings         99%
  Cash Equivalents        1%
                        ----
                        100%
                        ====

AARP CAPITAL GROWTH FUND
------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other growth mutual funds. The fund pursues its goal by utilizing individual stock selection to invest primarily in the common stocks and securities convertible into common stocks of established medium- to large-sized companies.


PORTFOLIO
MANAGEMENT TEAM

Bruce F. Beaty
William F. Gadsden
  Co-Lead Portfolio Managers



      -------------------------

             TOTAL RETURN
       As of September 30, 1999

              CUMULATIVE

                FUND     INDEX+
      -------------------------

      1 yr.    36.83%    27.82%

      5 yr.   177.71%   205.64%

      10 yr.  257.32%   373.50%



           AVERAGE ANNUAL

               FUND    INDEX+
      -------------------------

      1 yr.    36.83%    27.82%

      5 yr.    22.66%    25.02%

      10 yr.   13.58%    16.81%


--------------------------------------------------------------------------------

     As the financial markets adjusted to an environment of higher interest rates, investors sought shelter in companies that have demonstrated the ability to generate consistent earnings growth over time. The fund, which emphasizes large-cap growth stocks, was ideally positioned to thrive in these conditions.


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE: GROWTH OF A $10,000 INVESTMENT

CHART PERIOD: Yearly Periods ended September 30

CHART DATA:

                               AARP CAPITAL   STANDARD & POOR'S
                                GROWTH FUND     500 INDEX+
               ------------------------------------------------
               89                10000             10000
               90                 7304              9077
               91                10430             11905
               92                10841             13223
               93                13500             14942
               94                12867             15492
               95                15886             20100
               96                18423             24186
               97                27031             33972
               98                26114             37044
               99                35732             47350



FUND PERFORMANCE

     AARP Capital Growth Fund returned 36.83% for the period, beating the 27.82% return of its unmanaged benchmark, the S&P 500 Index. The fund also performed well against its peers: according to Lipper Analytical Services, it finished in the top 6% of its peer group -- Large Cap Core Funds -- for the one-year period ended September 30, 1999, and in the top 14% over the three-year period ended on the same date.^1 We believe that the fund's strong performance is a result of our disciplined stock selection methodology, as well as the fact that the market climate was highly favorable for the stocks in our investment universe.


THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PEFORMANCE OF THE FUND

LINE CHART TITLE:       AARP Capital Growth Fund
                  Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)


               -----------------------------------
                          Morningstar                       Over the three years, this
                Return    Large Growth     Risk             fund is among the best 50% of
                          Peer Group                        similar funds for total return
               -----------------------------------          and in the second quartile of
       Highest                                    Lowest    similar funds for monthly
        Return              Best 25%              Risk      downside risk.
               ------------            -----------
                                                            The monthly averages for risk
                   XXXX     Next 25%      XXXX              and return are for 212 similar
               ------------            -----------          funds for the period October
                                                            1, 1996 through September 30,
                            Next 25%                        1999.
               ------------            -----------
        Lowest                                    Highest
        Return              Worst 25%             Risk
               ------------            -----------
        Morningstar is the source for the peer group information of similar funds.



--------------------------------------------------------------------------------
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

   Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

^1 Source: Lipper Analytical Services, Inc. Lipper Analytical Services, Inc. is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended September 30, 1999, AARP Capital Growth Fund's Lipper ranking was 21 out of 357 large-cap core funds for the one-year period, 26 out of 185 funds for the three-year period, 36 out of 108 for the five-year period, and 36 out of 47 for the ten-year period.

THE FUND'S INVESTMENT STRATEGY

     In managing the fund, we use a method known as GARP, which stands for "growth at a reasonable price." We utilize this technique to unearth compelling values among growth companies, and to gauge when a stock has reached a price that appears to be excessive in light of its long-term growth prospects. We believe that good companies that offer superior long-term growth characteristics are worth more than less reliable companies that are often "cheap" for a reason. This disciplined methodology has allowed us to participate in some of the market's biggest winners, and to avoid an inordinate number of negative surprises.

     The fund's substantial position in technology stocks was one of the key factors behind its strong performance. In our view, one of the most important themes of recent years has been the convergence of technology and telecommunications brought about by the explosive growth of the Internet. The companies at the forefront of this convergence will experience the fastest growth, which will in turn justify their higher price/earnings ratios. Examples of stocks in this category that have performed well for us are Sun Microsystems (up 273% over the 12 months), Corning (136%), EMC (149%), Cisco Systems (122%), MCI WorldCom (47%), and Lucent Technologies (88%).

     In other sectors, we continued to favor media and health care. While both have endured choppy performance in recent months, we feel that our holdings in these industries are on track for continued strong earnings growth over time. Conversely, we have been trimming our positions in retail and financial stocks, two sectors that we believe will be unable to sustain their current growth rates.

OUTLOOK

     Over the past few years, some investors have underestimated the resilience of the U.S. economy. As such, we believe it has proven worthwhile to keep a long-term view and to avoid the temptation to sell when market conditions deteriorate. While we feel that caution is warranted as long as the threat of higher interest rates is an issue, we believe that our disciplined investment style will continue to position the fund for outperformance over time.


10 LARGEST EQUITY HOLDINGS
(27% OF PORTFOLIO AS OF 9/30/99)
-------------------------------------------------------------------------
 1.  Microsoft Corp.            6.  Proctor & Gamble Co.
 2.  Intel Corp.                7.  International Business Machines Corp.
 3.  General Electric Co.       8.  Sun Microsystems, Inc.
 4.  Home Depot, Inc.           9.  Bristol Myers Squibb
 5.  MCI WorldCom, Inc.         10. Federal National Mortgage Association


--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o  Want long-term growth of principal

o  Are not looking for a source of regular income

o  Can invest for at least five years

o  Can handle potentially large ups and downs in investment performance

o  Are looking for a fund to invest for the growth portion of their portfolio


   SECTOR DIVERSIFICATION --
  EXCLUDES CASH EQUIVALENTS
   As of September 30, 1999

  Technology             21%
  Health                 15%
  Consumer Discretionary 12%
  Financial              10%
  Manufacturing           9%
  Media                   7%
  Consumer Staples        7%
  Service Industries      6%
  Energy                  5%
  Other                   8%
                        ----
                        100%
                        ====


        ASSET ALLOCATION
   As of September 30, 1999

  Stock Holdings         97%
  Cash Equivalents        3%
                        ----
                        100%
                        ====

AARP SMALL COMPANY STOCK FUND
-----------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds. The fund pursues its goal by investing primarily in stocks of small U.S. companies with potential for above-average long-term capital growth.


PORTFOLIO
MANAGEMENT TEAM

James M. Eysenbach
  Lead Portfolio Manager

Calvin S. Young
  Portfolio Manager


       -------------------------

             TOTAL RETURN
       As of September 30, 1999

              CUMULATIVE

                FUND     INDEX+
      -------------------------

      1 yr.     5.70%    19.07%

      Life of
      Fund*    20.09%    19.67%



           AVERAGE ANNUAL

                FUND    INDEX+
      -------------------------

      1 yr.     5.70%   19.07%

      Life of
      Fund*     7.13%    6.98%


--------------------------------------------------------------------------------

FUND PERFORMANCE

     Large-cap technology stocks dominated the market averages during most of AARP Small Company Stock Fund's fiscal year. Over the 12-month period ended September 30, 1999, the fund posted a 5.70% total return, compared with the 19.07% return of the fund's benchmark, the Russell 2000 Index. Since its inception on February 1, 1997, the fund's average annual return was 7.13%, compared with the 6.98% return of the Russell 2000 Index.


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:    GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Semiannual Periods from February 1, 1997*
                       to September 30, 1999

CHART DATA:


                      AARP SMALL COMPANY          RUSSELL 2000
                         STOCK FUND                  INDEX+
         ---------------------------------------------------------
         2/1/97*           10000                     10000
         3/97              9940                      9297
         9/97              13353                     12413
         3/98              14387                     13202
         9/98              11362                     10050
         3/99              10989                     11055
         9/99              12009                     11967


     The fund trailed the performance of its benchmark during its most recent fiscal year for two related reasons: first, because of the fund's continued emphasis on stocks with stronger value characteristics, e.g., lower price/earnings (P/E) or price/book (P/B) ratios. The fund's typical holding has a P/E of 12x compared with 21x for the Index. Though small-cap value stocks recovered some ground during the second quarter, this sector had lower overall returns than small-cap growth stocks in this environment. Second, technology and communications stocks drove the performance of the Russell 2000 Index during the period, and the fund's portfolio was underweighted in these sectors because of our valuation discipline. Under this discipline, which we believe will lead to strong performance over the long term, the fund is precluded from owning many technology and communications stocks that are posting negative earnings despite recent strong performance.

     Beyond technology and communications, the fund benefitted from a significant underweighting in the financial sector. Here our valuation analysis correctly anticipated the weak performance of finance stocks overall. In addition, our holdings in the energy and consumer discretionary sectors outperformed those in the index, contributing positively to the fund's return. Nevertheless, these positive contributions were insufficient to offset the shortfall in technology and communications.

--------------------------------------------------------------------------------
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased. The adviser has agreed to maintain expenses until 1/31/00. If the adviser had not maintained expenses, total returns would have been lower.

*  The fund commenced operations on February 1, 1997.

THE FUND'S INVESTMENT STRATEGY

     The fund is managed using a set of investment disciplines designed to add value over the long term. We recognize that this approach will at times be out of favor with current market trends. However, we resist the temptation to react to short-term events when we believe the trends are not supported by underlying company fundamentals. We believe that a consistent and disciplined approach balancing valuation and future growth prospects will result in better returns over the long term. Furthermore, our strategy does not focus on picking a few big winners or sectors, but on building a portfolio with attractive overall characteristics, including diversification among more than 150 stocks.

OUTLOOK

     During the first six months of the period, the fund's valuation discipline and broad diversification detracted from short-term returns because the largest market gains were heavily concentrated in just a few high-priced stocks. But over the long term, as has been demonstrated in the past, we expect the fund's diversified portfolio of attractively valued stocks to enhance performance and reduce risk. We consider the recent outperformance of large-cap growth stocks to be an aberration, and expect that in the future the fund will benefit from broader market participation in the growing U.S. economy. We believe small-cap stocks remain an important component of a properly diversified investment portfolio, offering attractive return potential over the long term.


 LARGEST EQUITY HOLDINGS BY SECTOR
 (EXCLUDES CASH EQUIVALENTS)
 -------------------------------------------------------------------------
 1.  Manufacturing (22%)                  6.  Financial (7%)
       Lawson Products, Inc.                    Hilb, Rogal & Hamilton Co.
 2.  Consumer Discretionary (17%)         7.  Service Industries (7%)
       CPI Corp.                                ABM Industries, Inc.
 3.  Utilities (12%)                      8.  Technology (7%)
       TNP Enterprises, Inc.                    Technitrol, Inc.
 4.  Durables (10%)                       9.  Consumer Staples (3%)
       The Manitowoc Company, Inc.              Michael Foods, Inc.
 5.  Construction (7%)                    10. Transportation (3%)
       Granite Construction, Inc.               USFreightways Corp.


--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o  Want long-term growth of principal

o  Are not looking for a source of regular income

o  Can invest for at least five years

o  Can handle potentially large ups and downs in investment performance

o  Are looking for a fund to invest in for the growth portion of one's portfolio






          Asset Allocation
      As of September 30, 1999

      Stock Holdings       96%

      Cash Equivalents      4%
                          ----
                          100%
                          ====

AARP GLOBAL GROWTH FUND
-----------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other global growth funds. The fund pursues its goal by investing primarily in stocks issued by established companies in countries around the world including the United States.


PORTFOLIO
MANAGEMENT TEAM

William E. Holzer
  Lead Portfolio Manager

Diego Espinosa
Nicholas Bratt
  Portfolio Managers


       -------------------------

             TOTAL RETURN
       As of September 30, 1999

              CUMULATIVE

                FUND     INDEX+
      -------------------------

      1 yr.    18.36%    29.49%

      Life of
      Fund*    49.05%    71.55%




          AVERAGE ANNUAL

               FUND      INDEX+
     --------------------------

     1 yr.    18.36%     29.49%

     Life of
     Fund*    11.51%     15.86%


--------------------------------------------------------------------------------

     Over the past year, stock prices have been buoyed by stronger-than-expected global growth and the acceleration of consolidation activity in Europe and Japan. However, we believe that the increase in volatility over the summer is indicative of the fact that in an environment of rising interest rates, the markets are increasingly susceptible to negative surprises.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Semiannual Periods from February 1, 1996*
                       to September 30, 1999

CHART DATA:


                         AARP GLOBAL              MSCI WORLD
                         GROWTH FUND               INDEX+
         ---------------------------------------------------
         2/1/96*           10000                     10000
         3/96              10180                     10224
         9/96              10327                     10661
         3/97              11141                     11181
         9/97              12874                     13231
         3/98              14010                     14754
         9/98              12592                     13248
         3/99              13910                     16619
         9/99              14905                     17155



FUND PERFORMANCE

     For the 12 months ended September 30, 1999, AARP Global Growth Fund returned 18.36%, which trailed the 29.49% total return of its unmanaged benchmark, the MSCI World Index. The primary cause for the fund's short-term underperformance is our tendency to avoid the narrow group of expensive, high-risk stocks that have led the market for the better part of the past year. Over the long term, we feel that our approach will add value for shareholders, particularly if the U.S. bull market begins to cool off. Longer term, the fund has performed well as evidenced by its overall four-star Morningstar Rating(TM) for its risk-adjusted performance (among 1,025 international funds as of September 30, 1999).^1


THE PRINTED DOCUMENT CONTAINS A MATRIX CHART HERE,
SHOWING A THREE-YEAR RISK/RETURN PEFORMANCE OF THE FUND

LINE CHART TITLE:       AARP Global Growth Fund
                   Three-Year Risk/Return Performance

CHART DATA:    (AARP Fund noted by XXXX)


               -----------------------------------
                          Morningstar                       Over the three years,
                Return      Global        Risk              this fund is among the best
                          Peer Group                        75% of similar funds for total
               -----------------------------------          return and in the first
       Highest                                    Lowest    quartile of similar funds for
        Return              Best 25%     XXXX     Risk      monthly downside risk.
               ------------            -----------
                                                            The monthly averages for
                            Next 25%                        risk and return are for 73
               ------------            -----------          similar funds for the period
                                                            October 1, 1996 through
                  XXXX      Next 25%                        September 30, 1999.
               ------------            -----------
        Lowest                                    Highest
        Return              Worst 25%             Risk
               ------------            -----------
        Morningstar is the source for the peer group information of similar funds.


--------------------------------------------------------------------------------
+ The MSCI (Morgan Stanley Capital International) World Index is an unmanaged capitalization-weighted measure of global stock markets, including the U.S., Canada, Europe, Australia, and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total return for the life of fund period would have been lower.

*  The fund commenced operations on February 1, 1996.

^1 Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/99. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. In its broad asset class, the fund received four stars for the three-year period among 1025 international funds. The top 10% of funds in its broad asset class receive five stars and the next 22.5% receive four stars. Past performance is no guarantee of future results.

THE FUND'S INVESTMENT STRATEGY

     We continue to focus on investment themes that we believe will transcend the short-term fluctuations of the markets. To that end, we have constructed a portfolio of companies positioned to capitalize on long-term trends in the global economy. Most important, we are focused on the role of technology in society. The Internet enables both businesses and consumers to develop new markets and leap geographic boundaries. Over time, the Internet has been, and will continue to be, a powerful driver of falling prices as competition increases and corporations become more efficient. Our investment themes seek to achieve balanced exposure to the companies that we believe will successfully adapt to the shifting global business environment. Accordingly, we have developed a new theme that we call "Virtuality," in which we look for companies that are taking advantage of outsourcing opportunities to cut costs. We also are continuing to build on "The Empowered Consumer" theme, which focuses on companies that provide consumer-enabling technologies related to the Internet. We believe that the companies that are building the Internet's infrastructure and/or creating the content for the new medium, such as AT&T and America Online, are poised for significant growth in the years ahead.

     In keeping with our emphasis on diversification, we are maintaining significant exposure to stocks that we believe will do well even if the investment backdrop becomes less favorable. In particular, we are continuing to develop the theme known as "The Ultimate Subcontractor," which focuses on the winners of the rationalization process in cyclical industries, and "Secure Streams of Income," which provides defensive qualities through its exposure to the leading companies in the rapidly deregulating utility sector.

OUTLOOK

     Consistent with our cautious outlook, the themes we have emphasized recently reflect our goal of constructing a portfolio that will deliver strong risk-adjusted performance in any environment. Going forward, we intend to keep the portfolio balanced thematically and positioned for further changes in the global economy.

 10 LARGEST EQUITY HOLDINGS
 (16% OF PORTFOLIO AS OF 9/30/99)

 -------------------------------------------------------------------------------------------------
 1.  Sony Corp. (Japan)                           6.  BOC Group PLC (U.K.)
 2.  Sharp Corp. (Japan)                          7.  International Business Machines Corp. (U.S.)
 3.  Enron Corp. (U.S.)                           8.  Bayer AG (Germany)
 4.  Yamanouchi Pharmaceutical Co., Ltd. (Japan)  9.  Sun Microsystems, Inc. (U.S.)
 5.  Rio Tinto PLC (U.K.)                         10. Hoechst AG (Germany)



--------------------------------------------------------------------------------
SIDEBAR TEXT:

FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Have a well-balanced portfolio of domestic investments and would like to gain some exposure to foreign markets

o  Do not need a source of regular income

o  Can invest for at least five years

o  Can handle potentially large ups and
   downs in investment performance



   SECTOR DIVERSIFICATION --
  EXCLUDES CASH EQUIVALENTS
   As of September 30, 1999

 Manufacturing             18%
 Financial                 15%
 Energy                    11%
 Metals and Minerals       10%
 Technology                 9%
 Health                     6%
 Consumer Staples           6%
 Transportation             5%
 Utilities                  5%
 Other                     15%
                          ----
                          100%
                          ====


         GEOGRAPHICAL
      DIVERSIFICATION --
          EXCLUDES 3%
       CASH EQUIVALENTS
   As of September 30, 1999

 U.S. & Canada             40%
 Europe                    32%
 Japan                     21%
 Pacific Basin              5%
 Latin America              1%
 Africa                     1%
                          ----
                          100%
                          ====

AARP INTERNATIONAL STOCK FUND
-----------------------------

SIDEBAR TEXT:

GOAL

The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other international mutual funds. The fund pursues its goal by investing primarily in common stocks of companies from developed countries outside the United States. The fund changed its name from the AARP International Growth and Income Fund on June 30, 1999.


PORTFOLIO
MANAGEMENT TEAM

Irene T. Cheng
  Lead Portfolio Manager

Sheridan Reilly
Lauren Lambert
Marc J. Slendebroek
  Portfolio Managers


    -------------------------

          TOTAL RETURN
    As of September 30, 1999

           CUMULATIVE

             FUND     INDEX+
   -------------------------

   1 yr.    16.52%    30.94%

   Life of
   Fund*    30.59%    37.31%



          AVERAGE ANNUAL

               FUND    INDEX+
     -------------------------

     1 yr.    16.52%   30.94%

     Life of
     Fund*    10.55%   12.64%


--------------------------------------------------------------------------------

     Foreign stocks have generally performed well over the past year, but a focus on higher interest rates in the United States has dampened returns in recent months. In the overseas markets, restructuring and consolidation activity are powerful long-term themes that have been, and should continue to be, key drivers of stock market performance. This continuing trend, supported further by the nascent economic recoveries in Europe and Japan, remains quite bullish for the international markets despite the day-to-day turbulence.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:  GROWTH OF A $10,000 INVESTMENT

CHART PERIOD:  Semiannual Periods from February 1, 1997*
                         to September 30, 1999

CHART DATA:


                    AARP INTERNATIONAL            MSCI EAFE
                         STOCK FUND                 INDEX+
         --------------------------------------------------
         2/1/97*           10000                     10000
         3/97              10086                     10201
         9/97              11512                     11443
         3/98              12872                     12097
         9/98              11148                     10487
         3/99              11852                     12827
         9/99              12989                     13731



     Effective July 15, 1999, the investment strategy of the fund was redefined, resulting in a portfolio repositioning by its new management team. The fund (which was formerly known as AARP International Growth and Income Fund) now focuses on stock selection through bottom-up fundamental research, supplemented by a framework of thematic and country analysis. Through this combination of bottom-up and top-down disciplines, the fund seeks to invest in companies that are poised to benefit from the long-term secular changes that are transforming the global economy. We believe that this approach will allow the fund to outperform its benchmark in both favorable and unfavorable market conditions, and maintain lower than average risk characteristics.

FUND PERFORMANCE

     For the 12-month period ended September 30, 1999, the fund returned 16.52%, compared to a return of 30.94% for its unmanaged benchmark, the MSCI EAFE Index, over the same period. While the fund's performance improved following the adoption of the revised investment strategy, a focus on value stocks over the first half of the period proved detrimental at a time when a select group of large-cap growth stocks dominated the market.


--------------------------------------------------------------------------------

+ All indices are unmanaged, capitalization-weighted, and in U.S. dollar terms. The MSCI (Morgan Stanley Capital International) EAFE Index is a measure of global stock markets, including Europe, Australia, and the Far East. The MSCI Europe Index represents the European market return; the MSCI Japan Index represents the Japanese market return. Index returns assume dividends are reinvested net of withholding tax and, unlike fund returns, do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased. The adviser has agreed to maintain expenses until 1/31/00. If the adviser had not maintained expenses, total returns would have been lower.

*  The fund commenced operations on February 1, 1997.

THE FUND'S INVESTMENT STRATEGY

     Our positioning in Japan concentrates on three types of companies -- potential restructuring candidates, financial stocks that will benefit from the deregulation now underway in the sector, and companies poised to take advantage of renewed domestic growth. Currently, some of our favorite names in the financial sector are Sakura Bank, Fuji Bank, and Daiwa Securities. Domestic growth star performers included NTT Mobile Communications Network and Fujitsu, two key Internet players in Japan. We have also found NEC, Hitachi, and Nissan Motors to be particularly attractive among the restructuring candidates that we believe will also be beneficiaries of renewed economic activity. In Europe, the core positioning remains focused on corporate and industrial restructuring. Key holdings in that area include Siemens, the German industrial conglomerate, and Elf Aquitaine, the French oil company soon to be merged into its French competitor Total Fina. We have also built up a position in selected European cyclicals that we feel are well positioned to take advantage of the rebound in that region's economy. Two of our larger holdings in this group are BASF, a German chemicals producer, and Lafarge, a French construction materials company.

OUTLOOK

     We remain optimistic that the themes of restructuring and consolidation will continue to provide a strong underpinning for the foreign markets as the economic recovery picks up steam. That said, the global stock markets have come a long way in the 12 months, and may be vulnerable to disappointing earnings or higher interest rates. Regardless of the short-term fluctuations of the markets, we will remain focused on adding value for shareholders by investing in companies that are on the cusp of significant positive changes and expect foreign markets to offer significant upside potential in the longer term.

 10 LARGEST EQUITY HOLDINGS
 (19% OF PORTFOLIO AS OF 9/30/99)
 -------------------------------------------------------------------------------
 1.  Elf Aquitaine SA (France)          6.  Orange PLC (U.K.)
 2.  NTT Mobile Communications Network  7.  Nokia OYJ (Finland)
     (Japan)                            8.  Sony Corp. (Japan)
 3.  Rio Tinto PLC (Registered) (U.K.)  9.  Mannesmann AG (Registered) (Germany)
 4.  Fujitsu Ltd. (Japan)               10. Tokyo Electron Ltd. (Japan)
 5.  NEC Corp. (Japan)


--------------------------------------------------------------------------------

SIDEBAR TEXT:


FOR WHOM THE
FUND IS DESIGNED

The fund is designed for investors who:

o Have a well-balanced portfolio of domestic investments and would like to gain some exposure to foreign markets

o  Are not looking for a source of regular income

o  Can invest for at least five years

o  Can handle potentially large ups and downs in investment performance


 SECTOR DIVERSIFICATION --
 EXCLUDES CASH EQUIVALENTS
  As of September 30, 1999

Financial                18%
Manufacturing            18%
Technology               13%
Communications           10%
Consumer Staples          7%
Energy                    6%
Service Industries        5%
Metals & Minerals         5%
Consumer Discretionary    4%
Other                    14%
                        ----
                        100%
                        ====


      ASSET ALLOCATION
  As of September 30, 1999

Stock Holdings          100%
                        ----
                        100%
                        ====

AARP MANAGED INVESTMENT PORTFOLIOS:
-----------------------------------
   AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO
   AARP DIVERSIFIED GROWTH PORTFOLIO


SIDEBAR TEXT:

GOAL

The AARP Diversified Income with Growth Portfolio seeks current income with modest long-term appreciation. The portfolio pursues its goal by investing in at least five underlying AARP mutual funds, with an emphasis on income funds.

The AARP Diversified Growth Portfolio seeks to provide long-term growth of capital. The portfolio pursues its goal by investing in at least five underlying AARP mutual funds, with an emphasis on the growth funds.

In managing allocations among the underlying funds, each portfolio will generally make incremental adjustments.

PORTFOLIO
MANAGEMENT TEAM

Philip S. Fortuna
  Lead Portfolio Manager

Salvatore J. Bruno
Shahram Tajbakhsh
  Portfolio Managers


    -------------------------
          TOTAL RETURN
    DIVERSIFIED INCOME WITH
        GROWTH PORTFOLIO
    As of September 30, 1999

           CUMULATIVE

             FUND     INDEX+
   -------------------------

   1 yr.     4.21%     7.60%

   Life of
   Fund*    20.08%    32.74%

  ---------------------------
          TOTAL RETURN
      DIVERSIFIED GROWTH
           PORTFOLIO
    As of September 30, 1999

           CUMULATIVE

             FUND     INDEX+
   -------------------------

   1 yr.    11.08%    18.88%

   Life of
   Fund*    30.43%    53.67%


--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

     For the 12-month period ended September 30, 1999, the AARP Diversified Income with Growth Portfolio returned 4.21%, representing 4.98% in distributions of income and -0.77% in capital change. The Portfolio's blended benchmark index, which is comprised of the unmanaged Lehman Brothers Aggregate Bond Index (70%) and the S&P 500 Index (30%), returned 7.60% for the same period.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:
                   GROWTH OF A $10,000 INVESTMENT
          AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO

CHART PERIOD:  Semiannual Periods from February 1, 1997*
                         to September 30, 1999

CHART DATA:

       AARP DIVERSIFIED                         LEHMAN BROTHERS
         INCOME WITH       STANDARD & POOR'S     AGGREGATE BOND     BLENDED
       GROWTH PORTFOLIO      500 INDEX               INDEX          INDEX+
---------------------------------------------------------------------------
2/97*      10000               10000                 10000           10000
3/97        9987                9664                  9914            9839
9/97       10935               12202                 10621           11087
3/98       11574               14304                 11102           12009
9/98       11522               13306                 11842           12336
3/99       12002               16945                 11821           13269
9/99       12007               17008                 11796           13274



     For the 12-month period ended September 30, 1999, the AARP Diversified Growth Portfolio returned 11.08%. The Portfolio's blended benchmark index, which is comprised of the unmanaged S&P 500 Index (70%) and the Lehman Brothers Aggregate Bond Index (30%), returned 18.88% for the same period.


THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

                    GROWTH OF A $10,000 INVESTMENT
                  AARP DIVERSIFIED GROWTH PORTFOLIO

CHART PERIOD:  Semiannual Periods from February 1, 1997*
                         to September 30, 1999

CHART DATA:

          AARP
      DIVERSIFIED                         LEHMAN BROTHERS
         GROWTH      STANDARD & POOR'S     AGGREGATE BOND     BLENDED
       PORTFOLIO        500 INDEX               INDEX          INDEX+
---------------------------------------------------------------------------

2/97*    10000           10000                  10000           10000
3/97      9973            9664                   9914            9739
9/97     11600           12202                  10621           11720
3/98     12691           14304                  11102           13290
9/98     11741           13306                  11842           12926
3/99     12772           16945                  11821           15326
9/99     13043           17008                  11796           15367


THE PORTFOLIOS' INVESTMENT STRATEGIES

         The Portfolios' conservatively managed asset allocation approaches faced a challenging environment due to their broad diversification at a time when only a few issues and industry sectors were driving market returns.

--------------------------------------------------------------------------------

+ The performance of the blended benchmark is a weighting comprised of the Standard & Poor's 500 Index (S&P), and the Lehman Brothers Aggregate Bond Index. The 30/70 measure of the Diversified Income with Growth Portfolio and 70/30 measure of the Diversified Growth Portfolio is meant to reflect the anticipated long-range asset mix of each portfolio, which may change over time. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The unmanaged Lehman Brothers Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues, and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike fund returns, index returns do not reflect any fees or expenses.

   All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased. For certain underlying funds the adviser has agreed to maintain expenses until 1/31/00. If the adviser had not maintained expenses, total returns would have been lower.

*  These portfolios commenced operations on February 1, 1997.

     In the AARP Diversified Income with Growth Portfolio, we increased our exposure to fixed income funds from 61% to 68% over the period primarily through the addition of a 7% position in High Quality Short Term Bond Fund. In the balance of the portfolio, we significantly decreased holdings of High Quality Money Market Fund in favor of U.S. Stock Index Fund, which rose from 4% to 23% of assets. This move made a significant contribution to performance during a period when rising interest rates resulted in declines for most fixed income securities.

     In the AARP Diversified Growth Portfolio, we increased our exposure to stock funds from 62% to 71% of assets over the period primarily by reducing our fixed income fund and money market fund holdings. Within the stock fund area, we significantly increased the Portfolio's exposure to U.S. Stock Index Fund (from 13% to 35% of assets) and Capital Growth Fund (from 4% to 10% of assets) by reducing holdings in other equity funds. While the Portfolio's holdings of U.S. Stock Index and Capital Growth funds exceeded the 27.82% return of the S&P 500, a limited exposure to these funds early in the period and a significant weight in Growth and Income Fund, which underperformed, held back performance.

      DIVERSIFIED INCOME WITH GROWTH
           PORTFOLIO ALLOCATION
         As of September 30, 1999

 AARP GNMA and U.S. Treasury Fund      31%
 AARP Bond Fund for Income             30%
 AARP U.S. Stock Index Fund            23%
 AARP High Quality Short Term
     Bond Fund                          7%
 AARP Growth and Income Fund            6%
 AARP Capital Growth Fund               2%
 AARP High Quality Money Fund           1%
 AARP Small Company Stock Fund          0%
                                      ----
                                      100%
                                      ====

              DIVERSIFIED GROWTH
             PORTFOLIO ALLOCATION
           As of September 30, 1999

 AARP U.S. Stock Index Fund            35%
 AARP Bond Fund for Income             19%
 AARP Growth and Income Fund           11%
 AARP Capital Growth Fund              10%
 AARP GNMA and U.S. Treasury Fund       9%
 AARP Global Growth Fund                5%
 AARP Small Company Stock Fund          5%
 AARP International Stock Fund          5%
 AARP High Quality Money Fund           1%
                                      ----
                                      100%
                                      ====


OUTLOOK

     With economic growth accelerating abroad and interest rates rising in the United States, we believe the market environment is changing significantly. While we still believe the U.S. market is healthy, volatility is increasing. It has been our experience that asset allocation strategies tend to perform well in this type of environment. Since the investment markets are often characterized by increased volatility during periods of change, we believe the Portfolio's diversified approach will provide exposure to opportunities, but with less risk than a direct investment in a single asset class.


--------------------------------------------------------------------------------

SIDEBAR TEXT:

FOR WHOM THE
PORTFOLIOS ARE DESIGNED

The Managed Investment Portfolios are designed for investors who:

o  Would like to build an overall portfolio with only one or a few investments

o Can invest for at least three years in the AARP Diversified Income with Growth Portfolio, or for at least five years in the AARP Diversified Growth Portfolio

o  Can handle some ups and downs in investment performance



      ASSET ALLOCATION
     AARP  DIVERSIFIED
     INCOME WITH GROWTH
         PORTFOLIO
   As of September 30, 1999

  Stock Fund Holdings    31%
  Bond Fund Holdings     68%
  Money Fund              1%
                        ----
                        100%
                        ====


       ASSET ALLOCATION
       AARP DIVERSIFIED
       GROWTH PORTFOLIO
   As of September 30, 1999

  Stock Fund Holdings    71%
  Bond Fund Holdings     28%
  Money Fund              1%
                        ----
                        100%
                        ====

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                                  intentionally
                                   left blank.

                                                                            /4/
-------------------------------------------------------------------------------






                                                             A A R P  F U N D S'
                                         I N V E S T M E N T P O R T F O L I O S


                              List of investments as of September 30: A detailed
                              breakdown   of  the   investments   in  each  fund
                              portfolio at the close of the reporting period.

                              Principal amount/shares: The face value of a bond or the shares held by the fund.

                              Cost: The amount the fund actually paid for the listed securities.

                              In addition, the tax-free funds include the credit ratings (unaudited) for each bond holding. Moody's Investors Service, Inc., Fitch Investors Service, Inc., and Standard & Poor's Corporation -- three independent rating services -- have developed credit rating systems that are designed to indicate a bond issuer's ability to meet its obligations. For example, bonds with the lowest risk of default receive a rating of "AAA," while bonds involving greater risk receive progressively lower ratings. Bonds rated "BBB" or better are considered investment grade ("AAA" ratings are assigned only to bonds with the highest credit quality).

                              The Portfolios also show the coupon rates and maturity dates of the funds' bond holdings. The coupon rate is the interest rate on a debt security the bond issuer promises to pay to the bond holder until maturity. The maturity date is the date on which a bond issuer is scheduled to repay the principal to the bond holder.

                              Market value: The current value of the securities held in a fund's portfolio.

                                    This page
                                  intentionally
                                   left blank.

AARP HIGH QUALITY MONEY FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999

------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Principal           Market
                                                                                                Amount ($)          Value ($)
------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 0.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank & Trust Co., dated 9/30/1999 at 5.26% to be repurchased at $234,034 on 10/01/1999, collateralized by a
   $230,000 U.S. Treasury Note Inflationary Index, 3.625%, 7/15/2002
   (Cost $234,000) .......................................................................         234,000            234,000
                                                                                                                  -----------


COMMERCIAL PAPER 63.6%
------------------------------------------------------------------------------------------------------------------------------

Alpine Securitization Corp., 5.35%, 10/18/1999 ...........................................      20,000,000         19,949,472
Amsterdam Funding Corp., 5.35%, 10/19/1999 ...............................................      20,000,000         19,946,500
Baxter International Inc., 5.86%, 2/8/2000 ...............................................       9,780,000          9,573,044
Falcon Asset Securitization Corp., 5.38%, 10/18/1999 .....................................      15,000,000         14,961,892
Forrestal Funding Master Trust, 5.35%, 10/15/1999 ........................................      20,000,000         19,958,389
GMAC Mortgage Corp., 5.43%, 10/1/1999 ....................................................      10,000,000         10,000,000
GMAC Mortgage Corp., 5.45%, 11/1/1999 ....................................................      10,000,000          9,953,033
International Securitization Corp., 5.4%, 10/27/1999 .....................................      20,000,000         19,922,000
Intrepid Funding Master Trust, 5.37%, 10/19/1999 .........................................      20,000,000         19,946,300
Lexington Parker Capital Corp., 5.75%, 1/27/2000 .........................................      16,000,000         15,698,444
Monte Rosa Capital Corp., 5.35%, 10/7/1999 ...............................................      20,000,000         19,982,167
Quincy Capital Corp., 5.36%, 11/9/1999 ...................................................      20,506,000         20,386,928
Receivables Capital Corp., 5.63%, 10/1/1999 ..............................................      18,000,000         18,000,000
Sheffield Receivables Corp., 5.35%, 10/14/1999 ...........................................      20,000,000         19,961,361
Thunder Bay Funding Corp., 5.9%, 1/31/2000 ...............................................      20,000,000         19,600,111
Windmill Funding Corp., 5.37%, 11/18/1999 ................................................      20,000,000         19,856,800
                                                                                                                  -----------
Total Commercial Paper (Cost $277,696,441) ...............................................                        277,696,441
                                                                                                                  -----------


CERTIFICATES OF DEPOSIT 19.5%
------------------------------------------------------------------------------------------------------------------------------

Allfirst Bank, 5.59%, 9/7/2000* ..........................................................      20,000,000         19,992,685
American Express Centurion Bank, 5.44%, 1/20/2000* .......................................      10,000,000          9,996,545
First Union National Bank, 5.4%, 7/26/2000* ..............................................      20,000,000         20,000,000
Fleet National Bank, 5.28%, 8/14/2000* ...................................................      15,000,000         14,989,687
Harris Trust & Savings Bank, 5.6%, 8/10/2000* ............................................      20,000,000         20,000,000
                                                                                                                  -----------
Total Certificates Of Deposit (Cost $84,978,917) .........................................                         84,978,917
                                                                                                                  -----------


SHORT-TERM AND MEDIUM TERM NOTES 16.8%
------------------------------------------------------------------------------------------------------------------------------

Countrywide Home Loan, 5.44%, 10/14/1999* ................................................      28,000,000         28,000,000
IBM Corp., 5.07%, 3/22/2000 ..............................................................      10,000,000          9,997,617
Merrill Lynch & Co., 5.36%, 10/21/1999* ..................................................      20,500,000         20,500,000
Transamerica Finance Corp., 5.56%, 10/22/1999* ...........................................      15,000,000         15,000,000
                                                                                                                  -----------

Total Short-Term and Medium-Term Notes (Cost $73,497,617) ................................                         73,497,617
                                                                                                                  -----------
------------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100% (Cost $436,406,975) (a) ...............................                        436,406,975
                                                                                                                  ===========
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY MONEY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. These securities are shown at their rate as of September 30, 1999.

(a) At September 30, 1999, the cost for federal income tax purposes was $436,406,975.
--------------------------------------------------------------------------------
     At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $120,500, which may be applied against any net taxable capital gains of each succeeding year until fully utilized or until September 30, 2004 ($63,000) and September 30, 2005 ($57,500), the
     respective expiration dates.

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------------------------------------
                                                                                     Principal     Market
                                                                                     Amount ($)   Value ($)
------------------------------------------------------------------------------------------------------------------------------

Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------

Arizona

Pima County, AZ, Industrial Development Authority, Tucson Electric Power Co.,
   Series 1982, Weekly Demand Note, 3.85%, 10/1/2022* .............................   3,900,000   3,900,000
Pinal County, AZ, Pollution Control Revenue, Magma Copper, Weekly Demand
   Note, 3.75%, 12/1/2011* ........................................................   1,900,000   1,900,000

Colorado

Colorado Health Facilities Authority, Frasier Meadows Manor Project, Weekly
   Demand Note, 3.83%, 6/1/2021* ..................................................   1,000,000   1,000,000
Smith Creek, CO, Water Utility Revenue Bond, Weekly Demand Note, 3.85%,
   10/1/2035* .....................................................................   1,500,000   1,500,000
Platte River, CO, Platte River Power Authority, Tax Exempt Commercial Paper,
   3.4%, 10/26/1999 ...............................................................   2,100,000   2,100,000

District of Columbia

District of Columbia, General Obligation, Refunding Bonds, Series A3, Daily
   Demand Note, 3.99%, 10/1/2007* .................................................     300,000     300,000

Florida

Dade County, FL, Industrial Development Authority Revenue, Dolphins
   Stadium Project:
      Series B, Weekly Demand Note, 3.75%, 1/1/2016* ..............................   1,000,000   1,000,000
      Series D, Weekly Demand Note, 3.75%, 1/1/2016* ..............................   1,300,000   1,300,000
Jacksonville, FL, Electric System, Series C-1, Tax Exempt Commercial Paper, 3.5%,
   11/10/1999 .....................................................................   1,500,000   1,500,000
Orange County, FL, Health Facilities Authority, Tax Exempt Commercial Paper,
   3.65%, 2/10/2000 (b) ...........................................................   2,000,000   2,000,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement,
   Weekly Demand Note, 3.85%, 11/1/2028* ..........................................   1,000,000   1,000,000
Orlando, FL, Capital Improvements Project, Series 1994-A, Tax Exempt Commercial
   Paper, 3.5%, 11/12/1999 ........................................................   1,300,000   1,300,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric Cooperative
   Finance Corp., 1984 Series H-1, Weekly Demand Note, 3.85%, 3/15/2014* ..........   3,950,000   3,950,000
Sunshine State Governmental Financing Commission, FL, Tax Exempt Commercial
   Paper, 3.4%, 10/14/1999 (b) ....................................................   2,000,000   2,000,000

Georgia

Fayette County, GA, Educational Facilities Revenue, Catholic School Properties Inc.
   Project, Weekly Demand Note, 3.8%, 4/1/2024* ...................................   2,000,000   2,000,000
Gainsville, GA, Redevelopment Authority, Riverside Military Project, Weekly
   Demand Note, 3.8%, 7/1/2024* ...................................................   1,000,000   1,000,000
Municipal Electric Authority of Georgia:
   Series 85-A, Tax Exempt Commercial Paper, 3.6%, 11/10/1999 .....................   1,000,000   1,000,000
   Series 85-B, Tax Exempt Commercial Paper, 3.35%, 10/12/1999 ....................   1,000,000   1,000,000

Illinois

Illinois Development Finance Authority, Pollution Control Revenue, Illinois
   Power Co. Project, Series A, Weekly Demand Note, 3.8%, 11/1/2028* ..............   1,500,000   1,500,000

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                                  Principal      Market
                                                                                  Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------------------------

Illinois Educational Facilities Authority, Tax Exempt Commercial Paper:
   3.45%, 11/8/1999 ............................................................   2,000,000   2,000,000
   3.7%, 2/9/2000 ..............................................................   1,000,000   1,000,000
Illinois Health Facilities Authority, Tax Exempt Commercial Paper, 3.65%,
   10/26/1999 ..................................................................   2,000,000   2,000,000

Iowa

West Des Moines, IA, Commercial Development Revenue, Greyhound Lines,
   Weekly Demand Note, 3.75%, 12/1/2014* .......................................   3,400,000   3,400,000

Kentucky

Danville, KY, Multi-City Lease Revenue, Tax Exempt Commercial Paper, 3.55%,
   11/5/1999 ...................................................................   1,000,000   1,000,000
Kentucky Economic Development Finance Authority, Hospital Facilities Revenue
   Health Alliance, Series C, Weekly Demand Note, 3.77%, 1/1/2022* (b) .........   2,000,000   2,000,000
Mayfield, KY, Multi-City Lease Revenue, Kentucky League of Cities Funding Trust,
   Weekly Demand Note, Series 1996, 3.9%, 7/1/2026* ............................     755,000     755,000
Pendelton County, KY, County Lease Revenue, Tax Exempt Commercial Paper:
   3.5%, 11/9/1999 .............................................................   1,000,000   1,000,000
   3.65%, 2/11/2000 ............................................................   2,000,000   2,000,000

Louisiana

Louisiana Public Finance Authority, Tax Exempt Commercial Paper:
   3.35%, 10/19/1999 (b) .......................................................   1,035,000   1,035,000
   3.45%, 10/19/1999 (b) .......................................................     500,000     500,000

Maryland

Anne Arundel County, MD, Baltimore Gas and Electric, Tax Exempt Commercial
   Paper, 3.35%, 10/12/1999 ....................................................   1,000,000   1,000,000
Baltimore County, MD, Oak Crest Village Inc. Project, Series A, Weekly Demand
   Note, 3.8%, 1/1/2029* .......................................................   1,500,000   1,500,000

Michigan

Michigan State Housing Development Authority, Laurel Valley Apartments, Weekly
   Demand Note, 3.8%, 12/1/2007* ...............................................   1,000,000   1,000,000
Michigan State Job Development Authority, Gordon Food Services Project, Weekly
   Demand Note, 3.75%, 8/1/2015* ...............................................   1,100,000   1,100,000

Minnesota

Cottage Grove, MN, Environmental Control Revenue, Minnesota Mining and
   Manufacturing, Series 1982, Weekly Demand Note, 4.05%, 8/1/2012* ............     300,000     300,000
Minnesota Hospital Facilities Revenue, New Ulm Hospital Center, Weekly Demand
   Note, 3.9%, 8/1/2014* .......................................................   1,000,000   1,000,000

Nevada

Las Vegas, NV, Valley Water Authority District, Tax Exempt Commercial Paper,
   3.65%, 11/5/1999 ............................................................   1,000,000   1,000,000

New Hampshire

New Hampshire Business Finance Authority, Pollution Control Revenue, Tax
   Exempt Commercial Paper, 3.6%, 2/16/2000 ....................................   1,000,000   1,000,000

New York

Long Island Power Authority, Series 4, Tax Exempt Commercial Paper, 3.4%,
   10/21/1999 ..................................................................   1,000,000   1,000,000
Nassau County, NY, Tax Anticipation Note, Series C, 3.5%, 12/22/1999 ...........     400,000     400,348

    The accompanying notes are an integral part of the financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                                                    Principal       Market
                                                                                    Amount ($)      Value ($)
------------------------------------------------------------------------------------------------------------------------------

Pennsylvania

Allegheny County, PA, Health Care Department, Tax Exempt Commercial Paper,
   Series 85-B, 3.6%, 11/9/1999 ..................................................    1,000,000    1,000,000
Delaware County, PA, Philadelphia Electric Company, Tax Exempt Commercial
   Paper, 3.45%, 11/9/1999 (b) ...................................................    1,000,000    1,000,000
Philadelphia, PA, Tax and Revenue Anticipation Note, Series A, 4.25%, 6/30/2000 ..      700,000      703,791
Schuylkill County, PA, Industrial Development Authority, Gilberton Power Project,
   Weekly Demand Note, 3.7%, 12/1/2002* ..........................................    2,800,000    2,800,000

Tennessee

Clarksville, TN, Public Building Authority, Pooled Financings, Series 1994, Weekly
   Demand Note, 3.8%, 6/1/2024* ..................................................    1,900,000    1,900,000

Texas

Austin, TX, Utility System Revenue, Tax Exempt Commercial Paper, 3.35%,
   10/21/1999 ....................................................................    2,000,000    2,000,000
Houston, TX, Water and Sewer Revenue, Tax Exempt Commercial Paper, 3.4%,
   10/20/1999 ....................................................................    1,450,000    1,450,000
State of Texas, Tax and Revenue Anticipation Note, 4.5%, 8/31/2000 ...............    2,800,000    2,819,467
Texas Municipal Power Agency, Tax Exempt Commercial Paper, 3.45%,
   11/10/1999 ....................................................................    2,100,000    2,100,000
Texas Small Business Industrial Development Corp., Industrial Development
   Revenue, Weekly Demand Note, 3.85%, 7/1/2026* .................................    1,400,000    1,400,000
University of Texas, Higher Education Authority, Series A, Tax Exempt
   Commercial Paper:
      3.4%, 10/19/1999 ...........................................................    2,000,000    2,000,000
      3.4%, 10/20/1999 ...........................................................    1,600,000    1,600,000

Vermont

Vermont Educational & Health Buildings Financing Agency Revenue, Capital Asset
   Financing, Series 2005-A, Weekly Demand Note, 3.85%, 8/1/2005* ................    1,886,000    1,886,000

Virginia

Louisa, VA, Electric Power Co., Tax Exempt Commercial Paper, 3.6%,
   11/10/1999 ....................................................................    1,600,000    1,600,000

Washington

Seattle, WA, Municipal Light & Power, Series 1993, Weekly Demand Note, 3.77%,
   11/1/2018* ....................................................................    1,900,000    1,900,000

Wisconsin

Wisconsin State Health Care Facilities Authority, Franciscan Memorial Hospital,
   Series-1, Weekly Demand Note, 3.77%, 1/1/2016* ................................    1,000,000    1,000,000

Wyoming

Converse County, WY, General Obligation, Tax Exempt Commercial Paper:
   3.45%, 11/8/1999 ..............................................................    1,400,000    1,400,000
   3.5%, 11/8/1999 ...............................................................    1,150,000    1,150,000
                                                                                                  ----------
------------------------------------------------------------------------------------------------------------------------------
Total Municipal Investments (Cost $86,949,606) ...................................                86,949,606
                                                                                                  ----------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $86,949,606) (a) ........................                86,949,606
                                                                                                  ==========
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

AARP HIGH QUALITY TAX FREE MONEY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Floating rate and monthly, weekly, or daily demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of September 30, 1999.

(a) At September 30, 1999, the cost for federal income tax purposes was $86,949,606.

(b) (Unaudited) Bond is insured by one of these companies: AMBAC, FGIC, FSA, BIG, or MBIA.
--------------------------------------------------------------------------------
     At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $739,600, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2000 ($324,000), September 30, 2001 ($400), September 30, 2003 ($89,000), September 30, 2004 ($5,000), September 30,
     2005  ($218,000),  September  30, 2006  ($103,000),  and September 30, 2007
     ($200), the respective expiration dates.


    The accompanying notes are an integral part of the financial statements

AARP Premium Money Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------
                                                                                 Principal        Market
                                                                                 Amount ($)      Value ($)
-----------------------------------------------------------------------------------------------------------

Repurchase Agreements 4.4%
-----------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank & Trust Co., dated 9/30/1999 at 5.26% to be repurchased at $7,234,057 on 10/1/1999, collateralized by a
   $7,090,000 U.S. Treasury Note Inflationary Index, 3.625%,
   7/15/2002 (Cost $7,233,000) ..............................................     7,233,000     7,233,000
                                                                                              -----------

Commercial Paper 64.7%
-----------------------------------------------------------------------------------------------------------

Amsterdam Funding Corp., 5.35%, 10/19/1999 ..................................     7,500,000     7,479,938
Baxter International Inc., 5.86%, 2/8/2000 ..................................     6,220,000     6,088,378
Duke Capital Corp., 5.88%, 1/25/2000 ........................................     7,407,000     7,266,662
Fortis Finance Inc., 5.38%, 11/22/1999 ......................................     7,500,000     7,441,717
GIRO Funding Corp., 5.37%, 10/13/1999 .......................................     7,500,000     7,486,575
GMAC Mortgage Corp., 5.43%, 10/1/1999 .......................................     1,000,000     1,000,000
GMAC Mortgage Corp., 5.45%, 11/1/1999 .......................................     1,000,000       995,303
Halifax PLC, 4.93%, 10/1/1999 ...............................................     3,700,000     3,700,000
International Securitization Corp., 5.37%, 10/4/1999 ........................     7,500,000     7,496,644
Intrepid Funding Master Trust, 5.37%, 10/19/1999 ............................     7,318,000     7,298,351
Moat Funding LLC, 5.25%, 10/4/1999 ..........................................     6,000,000     5,997,375
Monte Rosa Capital Corp., 5.88%, 2/11/2000 ..................................     8,000,000     7,826,213
Old Line Funding Corp., 5.37%, 10/19/1999 ...................................     7,500,000     7,479,863
Omnicom Finance Inc., 5.30%, 10/6/1999 ......................................     3,000,000     2,997,792
Royal Bank of Canada, 4.92%, 11/17/1999 .....................................     3,750,000     3,725,913
Sheffield Receivables Co., 5.35%, 10/18/1999 ................................     7,500,000     7,481,052
Sweetwater Capital Corp., 5.41%, 12/20/1999 .................................     8,000,000     7,903,822
Windmill Funding Corp., 5.38%, 12/9/1999 ....................................     8,000,000     7,917,507
                                                                                              -----------

Total Commercial Paper (Cost $107,583,105) ..................................                 107,583,105
                                                                                              -----------
CERTIFICATES OF DEPOSIT 17.7%
-----------------------------------------------------------------------------------------------------------

American Express Centurion Bank, 5.48%, 6/19/2000* ..........................     3,500,000     3,495,631
Credit Suisse First Boston Corp., 5.47%, 6/9/2000* ..........................     5,000,000     5,000,000
Deutsche Bank AG, 5.39%, 4/17/2000* .........................................     2,000,000     1,999,361
Finova Capital Corp., 5.56%, 6/12/2000* .....................................     5,000,000     5,000,000
First National Bank of Maryland, 5.36%, 8/7/2000* ...........................     5,000,000     4,997,668
First Union National Bank, 5.40%, 7/26/2000* ................................     5,000,000     5,000,000
Old Kent Bank, 5.44%, 6/16/2000* ............................................     4,000,000     3,998,884
                                                                                              -----------
Total Certificates Of Deposit (Cost $29,491,544) ............................                  29,491,544
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements

AARP Premium Money Fund

---------------------------------------------------------------------------------------
                                                              Principal        Market
                                                             Amount ($)      Value ($)
---------------------------------------------------------------------------------------


Short-Term and Medium-Term Notes 13.2%
---------------------------------------------------------------------------------------

Beneficial Corp., 5.63%, 9/5/2000* ......................     1,000,000     1,000,196
CIT Group Inc., 5.44%, 2/24/2000* .......................     1,000,000       999,754
GTE Corp., 5.55%, 6/12/2000* ............................     6,000,000     5,996,771
Heller Financial Inc., 5.72%, 6/1/2000* .................     3,000,000     3,002,592
Heller Financial Inc., 5.85%, 9/25/2000* ................     1,000,000     1,000,693
MBNA American Bank, 5.56%, 10/18/1999* ..................     4,000,000     3,999,873
Sears Roebuck Acceptance Corp., 6.65%, 1/20/2000* .......     6,000,000     6,015,201
                                                                          -----------
Total Short-Term and Medium-Term Notes (Cost $22,015,080)                  22,015,080
                                                                          -----------
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $166,322,729) (a)                166,322,729
                                                                          ===========
---------------------------------------------------------------------------------------

* Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate. The securities are shown at their rate as of September 30, 1999.

(a) At September 30, 1999, the cost for federal income tax purposes was $166,322,729.



    The accompanying notes are an integral part of the financial statements

AARP High Quality Short Term Bond Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999

------------------------------------------------------------------------------------------------------------
                                                                                   Principal        Market
                                                                                   Amount ($)      Value ($)
------------------------------------------------------------------------------------------------------------

Repurchase Agreements 0.9%
------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank & Trust Co., dated 9/30/1999 at 5.26% to be repurchased at $3,879,567 on 10/1/1999, collateralized by a
   $3,925,000 U.S. Treasury Note Inflationary Index, 3.875%, 1/15/2009
   (Cost $3,879,000) ...........................................................    3,879,000    3,879,000
                                                                                                ----------

Short-Term Investment 3.6%
------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 5.20%, 10/1/1999 (Cost $15,000,000) ..........   15,000,000   15,000,000
                                                                                                ----------



U.S. Treasury Obligations 2.2%
------------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 5.0%, 2/28/2001 ............................................    2,000,000    1,984,380
U.S. Treasury Note, 5.5%, 8/31/2001 ............................................    7,325,000    7,306,688
                                                                                                ----------

Total U.S. Treasury Obligations (Cost $9,293,193) ..............................                 9,291,068
                                                                                                ----------



Government National Mortgage Association* 2.2%
------------------------------------------------------------------------------------------------------------

Government National Mortgage Association Remic, 5.68%, 9/20/2024 (b) ...........    5,600,000    5,600,000
Government National Mortgage Association, 8.0%, 8/15/2012 ......................    3,565,154    3,663,196
                                                                                                ----------

Total Government National Mortgage Association (Cost $9,298,847) ...............                 9,263,196
                                                                                                ----------


U.S. Government Agency Pass-thrus* 4.8%
------------------------------------------------------------------------------------------------------------

Federal Home Loan Bank, 5.53%, 2/3/2000 (Cost $20,012,600) .....................   20,000,000   19,981,200
                                                                                                ----------


U.S. Government Backed Mortgages* 12.7%
------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Association, 6.0%, 2/15/2017 ........................    9,000,000    8,853,750
Federal Home Loan Mortgage Corp., 6.0%, 11/15/2017 .............................    7,000,000    6,881,840
Federal National Mortgage Association, 8.5%, 2/1/2005 ..........................    9,000,000    9,082,969
Federal National Mortgage Association, 8.0% with various maturities to 12/1/2009    5,685,928    5,824,494
Federal National Mortgage Association, 6.0%, 1/18/2014 .........................    3,100,000    3,060,258
Federal National Mortgage Association, 6.5%, 3/25/2014 .........................    5,300,000    5,300,000
Federal National Mortgage Association, 7.5% 10/1/2014 (b) ......................    7,000,000    7,102,813
Federal National Mortgage Association, 6.0% with various maturities to 10/1/2018    7,700,000    7,620,594
                                                                                                ----------
Total U.S. Government Backed Mortgages (Cost $53,809,851) ......................                53,726,718
                                                                                                ----------


Asset Backed* 19.1%
------------------------------------------------------------------------------------------------------------

Automobile Receivables 6.6%
BMW Vehicle Owner Trust, Series 1999-A A4, 6.54%, 4/25/2004 ....................    3,500,000    3,506,563
Capital Automobile Receivable Asset Trust, Series 1999-1 A2, 5.58%, 6/15/2002 ..    4,758,000    4,717,108
First Security Auto Owner Trust, Series 1999-2 A3, 6.0%, 10/15/2003 ............    5,000,000    4,973,438
Ford Credit Auto Owner Trust, Series 1999-D A5, 6.52%, 9/15/2003 ...............    4,500,000    4,502,813


    The accompanying notes are an integral part of the financial statements

AARP High Quality Short Term Bond Fund

--------------------------------------------------------------------------------------------------------
                                                                                 Principal
                                                                                Amount ($)    Value ($)
--------------------------------------------------------------------------------------------------------

Honda Auto Lease Trust, Series 1999-A A4, 6.45%, 9/16/2002 .................    4,500,000    4,497,539
Premier Auto Trust, Series 1999-2 A4, 5.59%, 2/9/2004 ......................    5,400,000    5,280,188
                                                                                           -----------

                                                                                            27,477,649
                                                                                           -----------
Credit Card Receivables 5.8%

Citibank Credit Card Master Trust I, Series 1999-1 A, 5.5%, 2/15/2006 ......    5,000,000    4,778,100
Discover Card Master Trust I, Series 1994-2 A, 5.62%, 10/16/2004 ...........    4,500,000    4,509,810
First Chicago Master Trust II, Series 1995-M A, 5.62%, 12/15/2003 ..........    4,500,000    4,507,020
MBNA Master Credit Card Trust, Series 1995-E A, 5.6%, 1/15/2005 ............    4,500,000    4,502,790
Mellon Bank Credit Card Master Trust, 5.57%, 4/15/2003 .....................    6,000,000    5,998,080
                                                                                           -----------
                                                                                            24,295,800
                                                                                           -----------
Home Equity Loans 1.2%

Equity Credit Corp. Home Equity Loan Trust, Series 1999-2, Class A2F, 6.22%,
   6/25/2011 ...............................................................    5,000,000    4,941,406
                                                                                           -----------
Manufactured Housing Receivables 5.5%

Associated Manufactured Housing Corp., Series 1997-1 B1, 7.6%, 6/15/2028 ...    3,750,000    2,700,000
GE Capital Mortgage Services, Inc., Series 1999-HE3 A2, 7.0%, 8/25/2013 ....    4,500,000    4,500,000
Green Tree Financial Corp., Series 1997-1 B1, 7.23%, 3/15/2028 .............    4,000,000    3,128,750
Green Tree Financial Corp., Series 1997-1 B2, 7.76%, 3/15/2028 .............    2,600,000    1,902,063
Green Tree Financial Corp., Series 1997-2 B2, 8.05%, 6/15/2028 .............    1,500,000    1,117,500
Green Tree Financial Corp., Series 1996, 7.74%, 11/15/2028 .................    8,000,000    6,075,000
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/2011     3,823,196    3,824,381
                                                                                           -----------
                                                                                            23,247,694
                                                                                           -----------
Total Asset Backed (Cost $85,285,649) .....................................                 79,962,549
                                                                                           -----------


Corporate Bonds 54.5%
--------------------------------------------------------------------------------------------------------

Consumer Discretionary 1.9%

Wal-Mart Stores Inc., 5.85%, 6/1/2000 ......................................    8,000,000    7,998,320
                                                                                           -----------
Consumer Staples 9.6%

Bass America Inc., 6.625%, 3/1/2003 ........................................   10,000,000    9,911,400
Gillette Company, 5.75%, 8/3/2001 ..........................................    7,500,000    7,403,700
Pepsi Bottling Holdings, Inc., 5.375%, 2/17/2004 ...........................    5,000,000    4,743,500
Racers-Kellogg, 5.75%, 2/2/2001 ............................................    5,000,000    4,968,750
Safeway Inc., 5.875%, 11/15/2001 ...........................................    3,000,000    2,947,380
Sony Corp., 6.125%, 3/4/2003 ...............................................   10,500,000   10,383,765
                                                                                           -----------
                                                                                            40,358,495
                                                                                           -----------
Health 0.9%

Columbia/HCA Healthcare Corp., 6.41%, 6/15/2000 ............................    4,000,000    3,961,720
                                                                                           -----------
Financial 29.3%

American Express Credit Corp. Senior Note, 6.125%, 11/15/2001 ..............    5,000,000    4,973,950
Associates Corp. of North America, 5.85%, 1/15/2001 ........................    5,000,000    4,973,400
Associates Corp. of North America, 6.625%, 5/15/2001 .......................   15,000,000   15,062,550
AT&T Capital Corp., 6.75%, 2/4/2002 (c) ....................................    4,000,000    3,960,000
Bank One Milwaukee N.A., 6.625%, 4/15/2003 .................................    5,000,000    4,946,250
BankAmerica Corp., 5.75%, 3/1/2004 .........................................    5,000,000    4,788,650
CIT Group Holdings Inc., 6.375%, 8/1/2002 ..................................    5,940,000    5,880,184

    The accompanying notes are an integral part of the financial statements

---------------------------------------------------------------------------------------
                                                               Principal
                                                              Amount ($)      Value ($)
---------------------------------------------------------------------------------------

Capital One Bank, 6.57%, 1/27/2003 ......................     4,000,000     3,884,000
Citicorp, 8.03%, 2/15/2000 (c) ..........................    10,000,000    10,063,400
Continental Bank N.A., 7.875%, 2/1/2003 .................    12,000,000    12,367,800
EOP Operating L.P., 6.375%, 2/15/2003 ...................     6,000,000     5,813,280
First USA Bank, 5.85%, 2/22/2001 ........................    10,000,000     9,909,500
Ford Motor Credit Co., 6.125%, 4/28/2003 ................     5,000,000     4,887,500
General Electric Capital Corp., 6.02%, 5/4/2001 .........     6,000,000     5,974,680
Home Savings of America, 6.0%, 11/1/2000 ................     4,000,000     3,971,080
NBD Bank NA Michigan, 6.25%, 8/15/2003 ..................     3,000,000     2,937,210
Norwest Financial Inc., 6.375%, 9/15/2002 ...............    10,000,000     9,920,900
Pitney Bowes Credit Corp., 5.65%, 1/15/2003 .............     9,000,000     8,767,530
                                                                          -----------
                                                                          123,081,864
                                                                          -----------
Media 1.2%

Cox Communications, Inc., 6.375%, 6/15/2000 .............     5,000,000     4,999,900
                                                                          -----------
Service Industries 1.1%

USA Waste Services, Inc., 6.125%, 7/15/2001 .............     5,000,000     4,787,500
                                                                          -----------
Manufacturing 2.1%

Champion International Corp., 9.875%, 6/1/2000 ..........     5,000,000     5,120,450
Xerox Corp., 5.5%, 11/15/2003 ...........................     4,000,000     3,792,400
                                                                          -----------
                                                                            8,912,850
                                                                          -----------
Technology 2.1%

Raytheon Co., 6.45%, 8/15/2002 ..........................     9,000,000     8,914,230
                                                                          -----------
Energy 5.3%

Amoco Canada Petroleum Co., 7.25%, 12/1/2002 (c) ........     6,000,000     6,127,560
Anadarko Petroleum Corp., 6.75%, 3/15/2003 ..............     1,500,000     1,478,400
Atlantic Richfield Co., 5.55%, 4/15/2003 ................     5,000,000     4,825,000
Enron Corp., 6.45%, 11/15/2001 ..........................    10,000,000     9,938,900
                                                                          -----------
                                                                           22,369,860
                                                                          -----------
Utilities 1.0%

Detroit Edison Co., 5.93%, 2/1/2001 .....................     4,000,000     3,978,240
                                                                          -----------

Total Corporate Bonds (Cost $234,122,293) ...............                 229,362,979
                                                                          -----------
---------------------------------------------------------------------------------------
Total Investment Portfolio --100% (Cost $430,701,433) (a)                 420,466,710
                                                                          ===========
---------------------------------------------------------------------------------------

     * Effective maturities may be shorter due to prepayments.

   (a) At September 30, 1999, the net unrealized  depreciation on investments based on cost for federal income tax purposes of $430,701,746 was as follows:

       Aggregate gross unrealized appreciation for all investments in
       which there is an excess of value over tax cost .........         $    528,206

       Aggregate gross unrealized depreciation for all investments in
       which there is an excess of tax cost over value .........          (10,763,242)
                                                                       ---------------
       Net unrealized depreciation .............................       $  (10,235,036)
                                                                       ===============
   (b) When issued or forward delivery pools included.


    The accompanying notes are an integral part of the financial statements

AARP High Quality Short Term Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(c) At September 30, 1999, this security, in part or in whole, has been segregated to cover when issued or forward delivery securities.
--------------------------------------------------------------------------------
     The aggregate face value of futures contracts opened and closed during the period ended September 30, 1999 was $92,791,094.
--------------------------------------------------------------------------------
     Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the year ended September 30, 1999 aggregated $202,220,019 and $189,914,499, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $118,064,932 and 132,793,963, respectively.
--------------------------------------------------------------------------------
     At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $1,293,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully realized, or until September 30, 2005 ($1,182,000) and September 30, 2007 ($111,000), the respective expiration dates. In addition, from November 1, 1998 through September 30, 1999, the Fund incurred approximately $2,650,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.


    The accompanying notes are an integral part of the financial statements

AARP GNMA and U.S. Treasury Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999

--------------------------------------------------------------------------------------------------------------
                                                                                  Principal           Market
                                                                                 Amount ($)          Value ($)
--------------------------------------------------------------------------------------------------------------

Repurchase Agreements 6.6%
--------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/1999 at 5.3% to be repurchased at $150,022,083 on 10/1/1999, collateralized by a
   $47,933,000 U.S. Treasury Bond Inflationary Index, 3.625%, 4/15/2028
   and a $102,067,000 U.S. Treasury Note Inflationary Index, 3.625%, 7/15/2002     150,000,000     150,000,000

Repurchase Agreement with State Street Bank and Trust Company dated
   9/30/1999 at 5.26% to be repurchased at $143,493,963 on 10/1/1999, collateralized by a $43,960,000 U.S. Treasury Note Inflationary Index,
   3.625%, 1/15/2009 and a $97,960,000 U.S. Treasury Note
   Inflationary Index, 3.625%, 7/15/2002 .....................................     143,473,000     143,473,000
                                                                                                 -------------
Total Repurchase Agreements (Cost $293,473,000) ..............................                     293,473,000
                                                                                                 -------------


U.S. Government & Agencies 6.0%
--------------------------------------------------------------------------------------------------------------

U.S. Treasury Bond, 9.25%, 2/15/2016 (d) .....................................     101,900,000     130,304,625
U.S. Treasury Bond, 8.0%, 11/15/2021 .........................................      34,000,000      40,162,500
U.S. Treasury Bond, 10.375%, 11/15/2012 ......................................      35,000,000      43,897,700
U.S. Treasury Note, 7%, 7/15/2006 ............................................      50,000,000      52,515,500
                                                                                                 -------------
Total U.S. Government & Agencies (Cost $270,078,272) .........................                     266,880,325
                                                                                                 -------------


Government National Mortgage Association* 87.4%
--------------------------------------------------------------------------------------------------------------

6.0% with various maturities to 3/1/2029 (b) (c) .............................      91,905,213      85,397,410
6.5% with various maturities to 10/1/2029 (b) (c) ............................   1,120,123,334   1,077,450,233
7.0% with various maturities to 10/15/2029 (b) (c) ...........................   1,372,369,407   1,351,319,697
7.5% with various maturities to 11/1/2029 (b) (c) ............................     664,149,856     665,203,020
8.0% with various maturities to 10/1/2029 (b) (c) ............................     526,342,790     538,326,376
8.5% with various maturities to 10/1/2029 (b) (c) ............................     142,720,188     148,519,954
9.0%, 4/20/2025 (c) ..........................................................       4,045,373       4,227,375
9.5% with various maturities to 11/15/2021 (c) ...............................          59,922          63,960
10.5% with various maturities to 1/20/2021 (c) ...............................       6,633,322       7,231,243
11.5% with various maturities to 2/15/2016 (c) ...............................       1,599,745       1,793,877
12.0% with various maturities to 7/15/2015 (c) ...............................       3,301,192       3,742,179
12.5% with various maturities to 8/15/2015 (c) ...............................       2,593,697       2,949,038
13.0% with various maturities to 7/15/2015 (c) ...............................         251,031         288,141
13.5% with various maturities to 10/15/2014 (c) ..............................         388,257         451,654
14.0% with various maturities to 12/15/2014 (c) ..............................         217,867         254,441
14.5% with various maturities to 10/15/2014 (c) ..............................          65,412          76,941
15.0% with various maturities to 10/15/2012 (c) ..............................         172,545         203,013
16.0% with various maturities to 2/15/2012 (c) ...............................          52,101          61,194
                                                                                                 -------------
Total Government National Mortgage Association (Cost $3,948,852,853) .........                   3,887,559,746
                                                                                                 -------------

--------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $4,512,404,125) (a) .................                   4,447,913,071
                                                                                                 =============
--------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

AARP GNMA and U.S. Treasury Fund

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

     * Effective maturities may be shorter due to prepayments.

     (a) At September 30, 1999, the net unrealized depreciation on investments based on cost for federal income tax purposes of $4,512,408,374 was as follows:

           Aggregate gross unrealized appreciation for all investments in which there is an
           excess of value over tax cost .....................................................    $102,782,804

           Aggregate gross unrealized depreciation for all investments in which there is an
           excess of tax cost over value ....................................................     (167,278,107)
                                                                                                 --------------

          Net unrealized depreciation .......................................................     $(64,495,303)
                                                                                                  =============

     (b)  When issued or forward delivery pools included.

     (c) At September 30, 1999, these securities, in part or in whole, has been segregated to cover when issued or forward delivery pools.

     (d) At September 30, 1999, these securities has been pledged to cover, in whole or in part, initial margin requirements for open future contracts.

       At September 30, 1999, open futures contracts sold short were as follows:

                                                                                                                 Unrealized
                                                            Number of        Aggregate            Market        Appreciation/
                   Futures             Expiration Date      Contracts      Face Value ($)       Value ($)        Depreciation
                   -------             ---------------      ---------      --------------       ---------        ------------

           U.S. Treasury Note           December, 1999         231           25,412,223          25,438,875     $   (26,652)
           U.S. Treasury Note           December, 1999         962          104,052,603         104,346,937        (294,334)
                                                                                                                -----------
       Total net unrealized depreciation on open futures contracts sold short .............................     $  (320,986)
                                                                                                                ===========


-------------------------------------------------------------------------------------------------------------------------------
       Purchases and sales of investment  securities  (excluding  short-term  investments  and direct  obligations of the U.S.
       Government)  for the year  ended  September  30,  1999  aggregated  $7,132,018,138  and  $7,264,950,267,  respectively.
       Purchases  and sales of  direct  obligations  of the U.S.  Government  aggregated  $3,545,764,033  and  $3,567,624,002, respectively.  Purchases and sales of mortgage  dollar roll  transactions  aggregated  $549,373,691  and  $550,862,106, respectively.
-------------------------------------------------------------------------------------------------------------------------------
       At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately  $243,324,000  which may be applied  against any  realized  net taxable  capital  gains of each  succeeding  year until fully  utilized or until
       September 30, 2003,  the  expiration  date. In addition,  from  November 1, 1998 through  September 30, 1999,  the Fund incurred  approximately  $88,000,000 of net realized capital losses. As permitted by tax regulations,  the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.
-------------------------------------------------------------------------------------------------------------------------------
       The  aggregate  face  value of futures  contracts  opened and closed  during  the year  ended  September  30,  1999 was
       $6,106,714,930 and $5,977,250,104, respectively.


    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------
                                                                                      Principal       Market
                                                                                     Amount ($)      Value ($)
--------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 0.4%
--------------------------------------------------------------------------------------------------------------

Arizona

Maricopa County, AZ, Pollution Control Revenue, Series A, Daily Demand Note,
   3.75%, 5/1/2029* ...............................................................    2,000,000    2,000,000

New York

New York City Municipal Water Finance Authority, Daily Demand Note, 4.20%,
   6/15/2025* .....................................................................    1,000,000    1,000,000
New York City, NY, General Obligation, Series B, Daily Demand Note, 3.95%,
   10/1/2020 (c)* .................................................................    1,500,000    1,500,000
New York, NY, General Obligation, Daily Demand Note, 3.95%, 8/1/2016* .............    1,000,000    1,000,000
                                                                                                    ---------
Total Short-Term Municipal Investments (Cost $5,500,000) ..........................                 5,500,000
                                                                                                    ---------


Long-Term Municipal Investments 99.6%
--------------------------------------------------------------------------------------------------------------

Alaska

Anchorage, AK, Electric Utility Revenue, 6.5%, 12/1/2007 (c) ......................    2,620,000    2,889,925
North Slope Borough, AK, General Obligation:
   Series 1997A, Zero Coupon, 6/30/2008 (c) .......................................    7,000,000    4,467,050
   Series B, Zero Coupon, 1/1/2003 (c) ............................................   11,000,000    9,472,320
North Slope Borough, AK, General Obligation, Capital Appreciation:
   Series A, Zero Coupon, 6/30/2006 (c) ...........................................    4,000,000    2,866,080
   Series A, Zero Coupon, 6/30/2007 (c) ...........................................    5,000,000    3,384,300
   Series B, Zero Coupon, 6/30/2004 (c) ...........................................   15,500,000   12,401,860
   Series B, Zero Coupon, 6/30/2005 (c) ...........................................   25,600,000   19,390,720

Arizona

Arizona Municipal Finance Program, Certificate of Participation, Series 25, 7.875%,
   8/1/2014 (c) ...................................................................    3,500,000    4,280,815
Maricopa County, AZ:
   School District #6, Washington Elementary, Series B, 4.1%, 7/1/2013 (c) ........    2,950,000    2,507,530
   School District #28, Kyrene Elementary, Series B, Zero Coupon, 1/1/2004 (c) ....    4,000,000    3,285,640
   Unified School District #41, Gilbert School, Zero Coupon, 1/1/2005 (c) .........    5,280,000    4,111,325

California

Alameda County, CA, Certificate of Participation, Santa Rita Jail Project, 5.375%,
   6/1/2009 (c) ...................................................................    8,995,000    9,369,552
Banning, CA, Wastewater, Certificate of Participation:
   8%, 1/1/2019 (c) ...............................................................      960,000    1,199,885
   8%, 1/1/2019 (c) ...............................................................    1,080,000    1,328,886
Big Bear Lake, CA, Series 1996, 6.0%, 4/1/2011 (c) ................................    3,800,000    4,132,842
California Housing Finance Agency, 5.3%, 8/1/2014 (c) .............................    2,015,000    2,042,525
California State Public Works Board, Lease Revenue, Series A, 6.3%, 12/1/2006 (c) .    8,095,000    8,963,189
Los Angeles County, CA, Capital Asset Leasing, 6.0%, 12/1/2006 (c) ................    9,000,000    9,755,730
Los Angeles County, CA, Public Works Authority, Series 1996B, 5.25%,
   9/1/2011 (c) ...................................................................    3,000,000    3,040,380
Los Angeles County, CA, Public Works Finance Authority, Lease Revenue, Multiple
   Projects IV, 4.75%, 12/1/2010 (c) ..............................................   11,140,000   10,921,767



    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

-----------------------------------------------------------------------------------------------------------
                                                                                    Principal      Market
                                                                                   Amount ($)     Value ($)
-----------------------------------------------------------------------------------------------------------

Madera County, CA, Certificate of Participation, Valley Childrens Hospital, 6.5%,
   3/15/2010 (c) ................................................................    2,840,000    3,205,849
Oakland, CA, Redevelopment Agency, Tax Allocation, 6.0%, 2/1/2007 (c) ...........    2,000,000    2,171,240
San Diego County, CA, Water Authority Revenue, Certificate of Participation:
   5.63%, 4/25/2007 (c) .........................................................    6,300,000    6,644,232
   5.68%, 4/22/2009 (c) .........................................................    4,500,000    4,744,260
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue Refunding,
   6.75%, 7/1/2010 (c) ..........................................................    2,000,000    2,302,600
San Joaquin County, CA, Certificate of Participation, County Public Facilities
   Project, 5.5%, 11/15/2013 (c) ................................................    2,000,000    2,055,340
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue, Capital
   Appreciation, Refunding Revenue, Series 1997A, Zero Coupon, 1/15/2012 (c) ....    3,000,000    1,560,270
Sweetwater Authority, CA, Water Revenue, 5.25%, 4/1/2010 (c) ....................   10,000,000   10,276,400

Colorado

Mesa County, CO, Residual Revenue, Single Family Housing, Series 1992, Zero
   Coupon, ETM, 12/1/2011 (c)** .................................................    6,435,000    3,348,710

Connecticut

Connecticut Resource Recovery Authority:
   Series 1996, 6.25%, 11/15/2005 (c) ...........................................    2,000,000    2,168,740
   Series 1996A, 6.25%, 11/15/2006 (c) ..........................................    4,525,000    4,930,938
Connecticut State Health Facility Authority, Series 1992B, 6.15%, 11/15/2004 ....    5,000,000    5,162,650

District of Columbia

District of Columbia, General Obligation:
   Prerefunded 8/1/1999 at 100, 6.5%, 6/1/2010 (c)*** ...........................      110,000      122,734
   Prerefunded 6/1/2002 at 102, Series B, 6.125%, 6/1/2003 (c)*** ...............       95,000      100,919
   Series A, 5.875%, ETM, 6/1/2005 (c)** ........................................      350,000      370,591
   Series B, 5.4%, 6/1/2006 (c) .................................................   18,905,000   19,414,301
   Series B, 5.5%, 6/1/2007 (c) .................................................   25,000,000   25,754,250
   Series B, 5.5%, 6/1/2008 (c) .................................................   21,300,000   21,859,338
   Series B, 5.5%, 6/1/2009 (c) .................................................   16,150,000   16,488,666
   Series B, 5.5%, 6/1/2009 (c) .................................................    2,840,000    2,899,555
   Series B, 5.5%, 6/1/2010 (c) .................................................    9,000,000    9,173,970
   Series B, 5.5%, 6/1/2012 (c) .................................................    1,050,000    1,055,628
   Series B, Zero Coupon, 6/1/2000 (c) ..........................................    3,500,000    3,410,225
   Series B3, 5.4%, 6/1/2006 (c) ................................................   10,000,000   10,269,400
District of Columbia, General Obligation, Unrefunded Balance:
   Series A, 5.875%, 6/1/2005 (c) ...............................................    4,400,000    4,627,568
   Series B, 6.125%, 6/1/2003 (c) ...............................................    3,905,000    4,105,014
District of Columbia, Unrefunded Balance, 6.25%, 6/1/2010 (c) ...................    2,160,000    2,374,531
Washington D.C. Convention Center Authority, Dedicated Tax Revenue, 5.25%,
   10/1/2012 (c) ................................................................    4,000,000    3,918,880

Georgia

Cobb County, GA, Kennestone Hospital Authority, Series A, 5.625%, 4/1/2011 (c) ..    2,305,000    2,384,960
Georgia, General Obligation, Series B, 5.75%, 8/1/2012 ..........................    4,000,000    4,188,560
Georgia Municipal Electric Authority, Power Revenue, Series Y, 6.4%,
   1/1/2013 (c) .................................................................    3,500,000    3,824,415
Macon-Bibb County, GA, Hospital Authority, Medical Center of Central Georgia,
   Series C, 5.25%, 8/1/2011 (c) ................................................    3,000,000    3,012,900



    The accompanying notes are an integral part of the financial statements


-----------------------------------------------------------------------------------------------------------
                                                                                 Principal        Market
                                                                                Amount ($)       Value ($)
-----------------------------------------------------------------------------------------------------------

Hawaii

State of Hawaii, General Obligation:
   Series BZ, 6.0%, 10/1/2009 (c) ............................................    2,000,000    2,138,060
   Series CT, 5.7%, 9/1/2013 (c) .............................................   18,095,000   18,455,091

Illinois

Central Lake County, IL, Joint Action Water Agency, Refunding Revenue, Zero
   Coupon, 5/1/2002 (c) ......................................................    2,245,000    1,998,409
Chicago, IL, General Obligation:
   6.25%, 1/1/2011 (c) .......................................................    3,000,000    3,246,870
   Series A, 5.375%, 1/1/2013 (c) ............................................   15,410,000   15,314,920
   Series B, 5.0%, 1/1/2010 (c) ..............................................    5,200,000    5,121,792
   Series B, 5.0%, 1/1/2011 (c) ..............................................    1,620,000    1,583,096
   Series B, 5.125%, 1/1/2015 (c) ............................................    9,550,000    9,098,285
Chicago, IL, General Obligation Lease, Board of Education:
   Certificate of Participation, Series A, 6.0%, 1/1/2020 (b)(c) .............   36,625,000   37,931,048
   Series 1996, 6.25%, 12/1/2011 (c) .........................................    1,600,000    1,739,408
   Series A, 6.25%, 1/1/2010 (c) .............................................   11,550,000   12,512,808
   Series A, 6.25%, 1/1/2015 (c) .............................................   26,000,000   27,937,260
   Series A, 6.0%, 1/1/2016 (c) ..............................................   11,025,000   11,526,527
Chicago, IL, O'Hare International Airport, Refunding Revenue:
   Series 1996A, 6.0%, 1/1/2006 ..............................................    2,255,000    2,390,751
   Series C, 5.0%, 1/1/2011 (c) ..............................................    6,500,000    6,351,930
Chicago, IL, Public Building Commission, Building Revenue:
   Board of Education, Series A, Zero Coupon, ETM, 1/1/2006 (c)** ............    2,430,000    1,788,796
   Series A, 5.25%, 12/1/2007 (c) ............................................    3,500,000    3,579,030
   Series A, 5.25%, 12/1/2009 (c) ............................................   10,420,000   10,533,786
   Series A, 5.25%, 12/1/2011 (c) ............................................    9,705,000    9,721,596
Chicago, IL, Wastewater Transmission Revenue:
   5.5%, 1/1/2009 (c) ........................................................   11,990,000   12,374,999
   5.5%, 1/1/2010 (c) ........................................................    7,220,000    7,395,590
Cook & Dupage Counties, IL, Housing Development Authority:
   Zero Coupon, 12/1/2007 (c) ................................................    2,550,000    1,685,882
   Zero Coupon, 12/1/2008 (c) ................................................    2,625,000    1,635,060
   Zero Coupon, 12/1/2009 (c) ................................................    2,860,000    1,680,107
Cook County, IL, Community High School District #233, Capital Appreciation
   Series 1993B, Zero Coupon, 12/1/2008 (c) ..................................    1,700,000    1,057,009
Cook County, IL, General Obligation:
   Series C, 6.0%, 11/15/2007 (c) ............................................    5,000,000    5,361,200
   Zero Coupon, ETM, 11/1/2004 (c)** .........................................    3,205,000    2,526,758
Decatur, IL, General Obligation:
   Series 1991, Zero Coupon, 10/1/2003 (c) ...................................    1,455,000    1,209,047
   Series 1991, Zero Coupon, 10/1/2004 (c) ...................................    1,415,000    1,117,185
Decatur, IL, Public Building Commission, General Obligation, Certificate
   of Participation:
      6.5%, 1/1/2003 (c) .....................................................    1,725,000    1,827,620
      6.5%, 1/1/2006 (c) .....................................................    1,500,000    1,631,985
Hoffman Estates, IL, Tax Increment Revenue, Capital Appreciation, Junior Lien,
   Series 1991, Zero Coupon, 5/15/2007 .......................................   17,460,000   11,725,787



    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

----------------------------------------------------------------------------------------------------------------
                                                                                       Principal       Market
                                                                                      Amount ($)      Value ($)
----------------------------------------------------------------------------------------------------------------

Illinois Dedicated Tax Revenue, Civic Center Project:
   6.25%, 12/15/2011 (c) ...........................................................    3,000,000    3,261,960
   6.25%, 12/15/2020 (c) ...........................................................    6,975,000    7,416,239
   Series A, 6.5%, 12/15/2007 (c) ..................................................    4,765,000    5,278,143
   Series A, 6.5%, 12/15/2008 (c) ..................................................    5,255,000    5,838,725
Illinois Educational Facilities Authority, Loyola University:
   Series A, Zero Coupon, ETM, 7/1/2004 (c)** ......................................    2,860,000    2,290,174
   Zero Coupon, ETM, 7/1/2005** ....................................................    4,000,000    3,034,520
Illinois Health Facilities Authority:
   Brokaw-Mennonite Healthcare:
      6.0%, 8/15/2006 (c) ..........................................................    1,380,000    1,467,602
      6.0%, 8/15/2007 (c) ..........................................................    1,460,000    1,554,958
      6.0%, 8/15/2008 (c) ..........................................................    1,550,000    1,649,619
      6.0%, 8/15/2009 (c) ..........................................................    1,640,000    1,741,516
   Children's Memorial Hospital, 6.25%, 8/15/2013 (c) ..............................    3,400,000    3,648,404
   Felician Healthcare Inc., Series A, 6.25%, 12/1/2015 (c) ........................   17,000,000   18,362,550
   Memorial Medical Center, Prerefunded 10/1/2000 at 102, 6.75%, 10/1/2011*** ......    2,135,000    2,237,074
   Sherman Hospital, Prerefunded 8/1/2001 at 102, 6.75%, 8/1/2011 (c)*** ...........    2,700,000    2,871,504
   SSM Healthcare System, 6.4%, 6/1/2008 (c) .......................................    1,350,000    1,472,013
Illinois State Toll Highway Authority, Toll Highway Priority Revenue Bond, Series A,
   5.5%, 1/1/2013 (c) ..............................................................    3,665,000    3,685,231
Joliet, IL, Junior College Assistance Corp., Lease Revenue, North Campus Extension
   Center, 6.7%, 9/1/2012 (c) ......................................................    2,500,000    2,797,550
Kane County, IL, Series 1996A, 6.5%, 2/1/2010 (c) ..................................    1,775,000    1,959,050
Kane, Cook and Dupage Counties, IL, School District #46 Elgin:
   Series 1996B, Zero Coupon, 1/1/2011 (c) .........................................    1,040,000      564,772
   Series 1996B, Zero Coupon, 1/1/2012 (c) .........................................    1,300,000      659,971
   Series 1996B, Zero Coupon, 1/1/2013 (c) .........................................    2,095,000      993,449
Kendall, Kane and Will Counties, IL, Community Unit School District #308, Oswego:
   Zero Coupon, 3/1/2002 (c) .......................................................    1,055,000      946,187
   Zero Coupon, 3/1/2005 (c) .......................................................    1,540,000    1,183,382
   Zero Coupon, 3/1/2006 (c) .......................................................    1,595,000    1,159,485
Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project:
   Series 1994, Zero Coupon, 6/15/2013 (c) .........................................    5,625,000    2,599,819
   Zero Coupon, 12/15/2003 (c) .....................................................    3,200,000    2,633,920
   Zero Coupon, 6/15/2004 (c) ......................................................   10,300,000    8,246,077
Northwest Suburban Municipal Joint Action Water Agency, IL, Supply System
   Revenue, 6.45%, 5/1/2007 (c) ....................................................    2,575,000    2,817,024
Rosemont, IL, Tax Increment:
   Series C, Zero Coupon, 12/1/2005 (c) ............................................    4,455,000    3,300,799
   Series C, Zero Coupon, 12/1/2007 (c) ............................................    2,655,000    1,755,300
Skokie, IL, Park District, Series 1994B, Zero Coupon, 12/1/2011 (c) ................    3,000,000    1,550,130
State University Retirement System, IL, Special Revenue, Zero Coupon,
   10/1/2003 (c) ...................................................................    2,750,000    2,285,140
University of Illinois, Board of Trustees:
   Series 1991, Zero Coupon, 4/1/2003 (c) ..........................................    3,890,000    3,311,479
   Series 1991, Zero Coupon, 4/1/2005 (c) ..........................................    3,830,000    2,935,887



    The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------------------------------
                                                                                  Principal      Market
                                                                                 Amount ($)    Value ($)
--------------------------------------------------------------------------------------------------------

Will County, IL, Community Unit School District #201-U, Crete-Monee,
   Capital Appreciation:
      Zero Coupon, 12/15/2000 (c) ............................................    1,325,000   1,262,129
      Zero Coupon, 12/15/2001 (c) ............................................    1,730,000   1,570,823

Indiana

Fort Wayne, IN, Parkview Memorial Hospital, Series A, Prerefunded 11/15/1999
   at 102, 6.5%, 11/15/2012 (c)*** ...........................................    1,400,000   1,432,676
Indiana Health Facilities Financing Authority:
   Series 1990A, 6.0%, 7/1/2003 (c) ..........................................    1,570,000   1,647,589
   Series 1990A, 6.0%, 7/1/2004 (c) ..........................................    1,665,000   1,759,722
   Series 1990A, 6.0%, 7/1/2005 (c) ..........................................    1,765,000   1,870,212
   Series 1990A, 6.0%, 7/1/2006 (c) ..........................................    1,875,000   1,992,206
   Series 1990A, 6.0%, 7/1/2007 (c) ..........................................    1,985,000   2,111,107
   Series 1990A, 6.0%, 7/1/2008 (c) ..........................................    1,085,000   1,153,149
   Series 1990A, 6.0%, 7/1/2009 (c) ..........................................    1,125,000   1,193,063
   Series 1990A, 6.0%, 7/1/2010 (c) ..........................................    1,185,000   1,257,202
   Series 1990A, 6.0%, 7/1/2011 (c) ..........................................    1,260,000   1,332,904
   Series 1990A, 6.0%, 7/1/2012 (c) ..........................................    1,345,000   1,416,029
   Series 1990A, 6.0%, 7/1/2013 (c) ..........................................    1,420,000   1,487,734
   Series 1990A, 6.0%, 7/1/2014 (c) ..........................................    1,505,000   1,570,919
   Series 1990A, 6.0%, 7/1/2015 (c) ..........................................    1,600,000   1,664,544
   Series 1990A, 6.0%, 7/1/2016 (c) ..........................................    1,700,000   1,761,846
   Series 1990A, 6.0%, 7/1/2017 (c) ..........................................    1,800,000   1,859,616
   Series 1990A, 6.0%, 7/1/2018 (c) ..........................................    1,910,000   1,970,834
   Tax Exempt Custodian Receipts Refund:
      Series 1997A, 6.0%, 7/1/2001 (c) .......................................    1,395,000   1,435,232
      Series 1997A, 6.0%, 7/1/2002 (c) .......................................    1,480,000   1,539,481
Indiana Health Facilities Financing Authority, Hospital Revenue:
   Charity Obligation Group, Series D, 5.75%, 11/15/2012 .....................    4,660,000   4,732,882
   Community Hospitals Project, 6.4%, 5/1/2012 (c) ...........................    5,000,000   5,270,950
Indiana University, Revenue Refunding:
   Series H, Zero Coupon, 8/1/2006 (c) .......................................    8,500,000   6,052,425
   Student Fee Revenue, Series H, Zero Coupon, 8/1/2008 (c) ..................   10,000,000   6,336,900
Merrillville, IN, Multiple School Building Corp., First Mortgage, Zero Coupon,
   1/15/2011 (c) .............................................................    4,000,000   2,167,640

Iowa

Polk County, IA, Mercy Hospital, Prerefunded 11/1/2001 at 101, 6.75%,
   11/1/2005 (c)*** ..........................................................    5,000,000   5,302,900

Kansas

Kansas City, KS, Utility System Revenue:
   Capital Appreciation, Zero Coupon, ETM, 3/1/2001 (c)** ....................    4,095,000   3,853,436
   Zero Coupon, 9/1/2004 (c) .................................................    2,640,000   2,100,648
   Zero Coupon, 9/1/2005 (c) .................................................    3,950,000   2,976,128
   Zero Coupon, 9/1/2006 (c) .................................................    1,375,000     980,306
   Zero Coupon, ETM, 9/1/2004 (c)** ..........................................    3,575,000   2,843,233
   Zero Coupon, ETM, 9/1/2005 (c)** ..........................................    5,300,000   3,993,285
   Zero Coupon, ETM, 9/1/2006 (c)** ..........................................    1,875,000   1,337,681



    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund


----------------------------------------------------------------------------------------------------------
                                                                                 Principal        Market
                                                                                Amount ($)       Value ($)
----------------------------------------------------------------------------------------------------------

Louisiana

Louisiana Public Facilities Authority, Prerefunded 2/15/2008 at 100, 4.75%,
   5/1/2016*** ................................................................    5,765,000    5,721,474
New Orleans, LA, General Obligation:
   Zero Coupon, ETM, 7/15/2006** ..............................................    4,850,000    3,261,237
   Zero Coupon, 9/1/2007 (c) ..................................................   10,000,000    6,731,800
Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986, 5.95%,
   11/1/2014 (c) ..............................................................    1,830,000    1,883,473

Maryland

Baltimore, MD, Revenue Exchanged, Auto Parking Revenue, Series 1996A, 5.9%,
   7/1/2012 (c) ...............................................................    3,100,000    3,288,294

Massachusetts

Commonwealth of Massachusetts, General Obligation, Series D, Prerefunded
   10/1/1999 at 102, 7%, 10/1/2003 (c)*** .....................................    7,000,000    7,140,630
Massachusetts General Obligation, Series C, 5.25%, 8/1/2012 ...................    5,750,000    5,717,743
Massachusetts Health & Educational Facilities Authority, Boston Medical Center,
   Series A, 5.25%, 7/1/2012 (c) ..............................................    2,920,000    2,882,390

Michigan

Detroit, MI, General Obligation, City School District, Series 1998C, 5.25%,
   5/1/2014 ...................................................................    1,000,000      979,020
Michigan Municipal Bond Authority Revenue, Clean Water Revolving Funding:
   5.625%, 10/1/2011 ..........................................................    4,000,000    4,120,800
   5.625%, 10/1/2012 ..........................................................    5,000,000    5,109,050
Wayne Charter County, MI, Airport Revenue:
   Detroit Metro Wayne County Airport, Series 1998B, 5.25%, 12/1/2011 (c) .....    4,340,000    4,335,790
   Series 1998B, 5.25%, 12/1/2012 (c) .........................................    3,165,000    3,135,122

Missouri

Missouri Health & Educational Facilities Authority, SSM Healthcare:
   1992 Series AA, 6.35%, 6/1/2008 (c) ........................................    8,125,000    8,879,975
   1992 Series AA, 6.4%, 6/1/2009 (c) .........................................    8,640,000    9,481,363

Nevada

Clark County, NV, School District:
   General Obligation, Series B, Zero Coupon, 3/1/2005 (c) ....................    8,070,000    6,211,076
   Series 1991B, Zero Coupon, 3/1/2009 (c) ....................................    4,350,000    2,664,984

New Jersey

New Jersey Highway Authority, 6.5%, ETM, 1/1/2011** ...........................    4,371,000    4,707,042
New Jersey Turnpike Authority, Series 1991A, 6.3%, 1/1/2001 (c) ...............    1,250,000    1,282,475

New York

Long Island, NY, Power Authority Revenue, New York Electricity, Series A, 5.5%,
   12/1/2013 (c) ..............................................................    4,000,000    4,054,760
New York City, NY, General Obligation:
   5.9%, 2/1/2005 (c) .........................................................    5,500,000    5,810,035
   Prerefunded 8/1/2002 at 101.50, Series C, 6.4%, 8/1/2004 (c)*** ............      275,000      294,344
   Prerefunded 8/1/2002 at 101.50, Series C, 6.4%, 8/1/2005 (c)*** ............   10,235,000   10,954,930
   Series A, 3%, 8/15/2002 (c) ................................................    9,000,000    8,672,310
   Series A, 5.2%, 8/1/2010 (c) ...............................................   10,000,000    9,996,000
   Series A, 5.25%, 8/1/2011 (c) ..............................................   14,460,000   14,395,942
   Series A, 8.0%, ETM, 11/1/2001 (c)** .......................................      740,000      742,457



    The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------------------------------
                                                                                 Principal      Market
                                                                                 Amount ($)    Value ($)
--------------------------------------------------------------------------------------------------------

   Series C, 6.4%, 8/1/2004 (c) .............................................      225,000      238,714
   Series C, 6.4%, 8/1/2005 (c) .............................................      195,000      206,170
   Series D, 8.0%, 8/1/2005 (c) .............................................        5,000        5,117
   Series E, 7.0%, ETM, 12/1/2007 (c)** .....................................    1,385,000    1,392,451
   Unrefunded Balance, Series D, 1997, 6.0%, 8/1/2006 (c) ...................       20,000       20,134
   Unrefunded Balance, Series D, 1998, 6.0%, 8/1/2008 (c) ...................       55,000       55,384
New York State Dormitory Authority:
   State University of New York, 6%, 7/1/2009 (c) ...........................    2,000,000    2,149,520
   College and University Pooled Capital Program, 7.8%, 12/1/2005 (c) .......    1,845,000    1,883,524
New York State Dormitory Authority Revenue, City University:
   Series C, 7.5%, 7/1/2010 (c) .............................................    5,750,000    6,706,110
   Series D, 7.0%, 7/1/2009 (c) .............................................    4,000,000    4,480,080
New York State Energy Research and Development Authority, Pollution Control
   Revenue, Electric and Gas, 5.9%, 12/1/2006 (c) ...........................    5,300,000    5,672,961
New York State Urban Development Authority, Correctional Facilities, 6.5%,
   1/1/2011 (c) .............................................................    4,500,000    4,989,105
Suffolk County, NY, Industrial Development Agency, Southwest Sewer System,
   6.0%, 2/1/2007 (c) .......................................................    8,000,000    8,541,280

North Carolina

North Carolina Eastern Municipal Power Agency:
   5.5%, 1/1/2007 (c) .......................................................    2,000,000    2,063,720
   Power System Revenue, Series B, 6.0%, 1/1/2018 (c) .......................    8,775,000    9,121,086
North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue:
   5.25%, 1/1/2008 (c) ......................................................    2,500,000    2,529,825
   6.0%, 1/1/2011 (c) .......................................................    8,235,000    8,710,901
   Series 1992, 7.25%, 1/1/2007 (c) .........................................    5,000,000    5,667,700
   Series 1997, 6.0%, 1/1/2008 (c) ..........................................    2,585,000    2,743,461

North Dakota

Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991, Zero
   Coupon, ETM, 5/1/2002 (c)** ..............................................    2,850,000    2,538,239

Ohio

Cleveland, OH, Water Works Revenue, Series 1993G, 5.5%, 1/1/2013 (c) ........   10,000,000   10,168,700

Oklahoma

Tulsa, OK, Industrial Development Authority, Hospital Revenue, St. John's
   Medical Center:
      Zero Coupon, 12/1/2002 (c) ............................................    3,930,000    3,413,009
      Zero Coupon, 12/1/2004 (c) ............................................    5,430,000    4,266,405
      Zero Coupon, 12/1/2006 (c) ............................................    6,430,000    4,522,219

Pennsylvania

Blair County, PA, Hospital Authority, Altoona Hospital, Project A, 5.5%,
   7/1/2010 (c) .............................................................    3,590,000    3,650,886
Commonwealth of Pennsylvania, Industrial Development Authority, Economic
   Development Revenue:
      5.8%, 1/1/2008 (c) ....................................................    4,250,000    4,471,383
      5.8%, 7/1/2008 (c) ....................................................    4,875,000    5,141,224
Commonwealth of Philadelphia, PA, Water & Wastewater Refunding Revenue:
   5.625%, 6/15/2009 (c) ....................................................   20,000,000   20,763,400
   5.5%, 6/15/2007 (c) ......................................................    5,000,000    5,183,800
Philadelphia, PA, Water and Wastewater Revenue, 5.25%, 12/15/2012 (c) .......    5,500,000    5,483,995



    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

-------------------------------------------------------------------------------------------------------------
                                                                                     Principal      Market
                                                                                     Amount ($)    Value ($)
-------------------------------------------------------------------------------------------------------------

Westmoreland County, PA, Industrial Development Revenue, Westmoreland Health
   System, 5.375%, 7/1/2011 (c) ..................................................    7,300,000    7,417,092

Rhode Island

Rhode Island Clean Water Protection Agency, Pollution Control Revenue, Revolving
   Fund, Series A, 5.4%, 10/1/2015 (c) ...........................................    2,000,000    1,967,620
Rhode Island Convention Center Authority, Refunding Revenue:
   Series 1993B, 5.0%, 5/15/2010 (c) .............................................    5,000,000    4,942,950
   Series 1993B, 5.25%, 5/15/2015 (c) ............................................   22,000,000   21,359,580
Rhode Island Depositors Economic Protection Corp., Special Obligation:
   Series B, 5.8%, ETM, 8/1/2010 (c)** ...........................................    6,200,000    6,594,568
   Series B, 5.8%, ETM, 8/1/2011 (c)** ...........................................    4,525,000    4,791,115
   Series B, 5.8%, ETM, 8/1/2012 (c)** ...........................................    2,500,000    2,631,825
   Series B, 5.8%, ETM, 8/1/2013 (c)** ...........................................    7,340,000    7,681,383

South Carolina

Piedmont, SC, Municipal Power Agency, Electric Revenue:
   Series 1991A, 6.5%, ETM, 1/1/2016 (c)** .......................................      430,000      476,255
   Series 1993, 5.5%, 1/1/2012 (c) ...............................................    2,810,000    2,839,730
   Series 1993, 5.5%, ETM, 1/1/2008 (c)** ........................................      840,000      877,867
   Series 1993, 5.5%, ETM, 1/1/2012 (c)** ........................................    2,190,000    2,246,787

Tennessee

Knox County, TN, Health, Education & Housing Facilities Board, Hospital Facilities
   Revenue, Fort Sanders Alliance:
      7.25%, 1/1/2009 (c) ........................................................    3,750,000    4,339,913
      5.75%, 1/1/2011 (c) ........................................................   15,405,000   15,959,118
      5.75%, 1/1/2012 (c) ........................................................   17,880,000   18,417,830
      6.25%, 1/1/2013 (c) ........................................................    4,000,000    4,287,080
      5.75%, 1/1/2014 (c) ........................................................    2,000,000    2,040,820

Texas

Austin, TX, Utility Systems Revenue Refunding, Series A, Zero Coupon,
   11/15/2008 (c) ................................................................    3,460,000    2,165,891
Austin, TX, Combined Utility System Revenue, Zero Coupon, 11/15/2009 (c) .........    5,020,000    2,964,611
Bexar County, TX, Health Facilities Development Corp., Baptist Health System:
   Series 1997, 6.0%, 11/15/2012 (c) .............................................    3,000,000    3,161,700
   Series 1997A, 6.0%, 11/15/2011 (c) ............................................    2,000,000    2,118,400
Brownsville, TX, Utility System Revenue, 6.25%, 9/1/2010 (c) .....................    4,085,000    4,452,977
Cedar Hill, TX, Zero Coupon:
   Series 1996, 8/15/2009 ........................................................    1,500,000      897,435
   Series 1996, 8/15/2010 ........................................................    3,130,000    1,758,997
Dallas, TX, Housing Finance Corp., Single Family Mortgage Revenue, Zero
   Coupon, 10/1/2016 (c) .........................................................    6,535,000    1,149,964
Dallas-Fort Worth, TX, Airport Revenue:
   7.75%, 11/1/2003 (c) ..........................................................    1,000,000    1,118,320
   7.8%, 11/1/2005 (c) ...........................................................    2,000,000    2,283,180
   7.8%, 11/1/2006 (c) ...........................................................    2,025,000    2,319,314
   7.375%, 11/1/2008 (c) .........................................................    4,500,000    5,065,920
   7.375%, 11/1/2010 (c) .........................................................    3,500,000    3,924,690
Harris County, TX, General Obligation:
   Capital Appreciation Bond, Zero Coupon, 10/1/2006 (c) .........................    9,035,000    6,393,437
   Flood Control District, Zero Coupon, 10/1/2000 (c) ............................    1,000,000      960,990



    The accompanying notes are an integral part of the financial statements

---------------------------------------------------------------------------------------------------------
                                                                                   Principal     Market
                                                                                  Amount ($)    Value ($)
---------------------------------------------------------------------------------------------------------

   Toll Road Authority, Subordinate Lien:
      Series A, Zero Coupon, 8/15/2005 (c) ....................................    4,025,000    3,030,382
      Toll Road Revenue, Series A, Zero Coupon, 8/15/2006 (c) .................    4,010,000    2,855,561
      Unlimited Tax, Series A, Zero Coupon, 8/15/2004 (c) .....................    2,050,000    1,630,652
Harris County, TX, Health Facilities, Texas Medical Center Project:
   6.25%, 5/15/2008 (c) .......................................................    2,785,000    3,018,188
   6.25%, 5/15/2009 (c) .......................................................    2,965,000    3,193,542
Houston, TX, Water & Sewer System Authority:
   Series C, Zero Coupon, 12/1/2006 (c) .......................................   14,575,000   10,229,172
   Series C, Zero Coupon, 12/1/2008 (c) .......................................   19,000,000   11,866,450
   Series C, Zero Coupon, 12/1/2009 (c) .......................................   14,750,000    8,690,700
   Zero Coupon, 12/1/2010 (c) .................................................    5,000,000    2,766,400
   Zero Coupon, Series 1991C, 12/1/2012 (c) ...................................    3,350,000    1,624,918
Hurst Euless Bedford, TX, Independent School District, Capital Appreciation
   Refunding, Series 1994, Zero Coupon, 8/15/2009 .............................    4,925,000    2,946,578
Laredo TX, Independent School District, 6.0%, 8/1/2011 ........................    2,465,000    2,605,406
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital:
   Series B, 5.5%, ETM, 12/1/2006 (c)** .......................................    3,945,000    4,115,424
   Series B, 5.6%, ETM, 12/1/2007 (c)** .......................................    2,415,000    2,539,131
   Series B, 5.625%, ETM, 12/1/2008 (c)** .....................................    4,400,000    4,633,024
   Series B, 5.625%, ETM, 12/1/2009 (c)** .....................................    4,640,000    4,876,176
Montgomery County, TX, Capital Appreciation:
      Zero Coupon, ETM, 9/1/2003 (c)** ........................................      800,000      669,128
      Zero Coupon, ETM, 9/1/2004** ............................................      795,000      631,969
      Zero Coupon, ETM, 9/1/2005** ............................................      685,000      515,819
   Unrefunded Balance:
      Zero Coupon, 9/1/2003 (c) ...............................................    2,675,000    2,233,973
      Zero Coupon, 9/1/2004 (c) ...............................................    2,680,000    2,127,357
      Zero Coupon, 9/1/2005 (c) ...............................................    2,790,000    2,096,071
Northeast, TX, Hospital Authority, Revenue Refunding, Northeast Medical Center,
   Series 1997, 6.0%, 5/15/2010 (c) ...........................................    2,180,000    2,311,694
Northwest Texas Independent School District, Capital Appreciation Bonds,
   Series 1991, Zero Coupon, 8/15/2010 (c) ....................................    3,690,000    2,073,706
San Antonio, TX, Electric and Gas, Revenue Refunding:
   Series A, 5.25%, 2/1/2012 ..................................................    3,000,000    2,972,940
   Series A, Zero Coupon, 2/1/2005 (c) ........................................    2,500,000    1,931,875
   Series A, Zero Coupon, 2/1/2006 (c) ........................................   17,900,000   13,131,082
   Series B, Zero Coupon, ETM, 2/1/2005 (c)** .................................    8,000,000    6,182,000
   Series B, Zero Coupon, ETM, 2/1/2009 (c)** .................................    4,400,000    2,714,712
San Antonio, TX, Hotel Revenue, Series 1996, 6.0%, 8/15/2006 (c) ..............    2,000,000    2,137,800
State of Texas, General Obligation, Capital Appreciation Bond, Super Collider,
   Series C, Zero Coupon, 4/1/2006 (c) ........................................    7,385,000    5,373,548
Tarrant County, TX, Health Facilities Development Corp., Hospital Refunding
   Revenue, Fort Worth Osteopathic Hospital:
      6.0%, 5/15/2011 (c) .....................................................    4,615,000    4,887,516
      6.0%, 5/15/2021 (c) .....................................................    6,235,000    6,387,072
Texas General Obligation, Superconductor Revenue, Series C, Zero Coupon,
   4/1/2005 (c) ...............................................................    8,390,000    6,443,796


    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund


------------------------------------------------------------------------------------------------------------
                                                                                    Principal      Market
                                                                                   Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------

Texas Municipal Power Agency:
   6.1%, 9/1/2007 (c) ...........................................................    9,250,000    9,975,940
   6.1%, ETM, 9/1/2009 (c)** ....................................................    4,435,000    4,838,053
Texas Public Finance Authority, Building Authority:
   Zero Coupon, 2/1/2006 (c) ....................................................   13,915,000   10,176,318
   Series B, 6.25%, 2/1/2008 (c) ................................................    5,190,000    5,627,413
Trinity River, Texas, Wastewater Systems Revenue, Series B, 5.25%, 8/1/2012 .....    6,040,000    5,989,506

Utah

Associated Municipal Power System, UT, Hunter Project, Refunding Revenue:
   Zero Coupon, 7/1/2000 (c) ....................................................    2,755,000    2,674,582
   Zero Coupon, 7/1/2002 (c) ....................................................    5,200,000    4,597,996
   Zero Coupon, 7/1/2004 (c) ....................................................    5,895,000    4,716,118
   Zero Coupon, 7/1/2005 (c) ....................................................    5,900,000    4,468,365
   Zero Coupon, 7/1/2006 (c) ....................................................    5,895,000    4,223,296
   Zero Coupon, 7/1/2007 (c) ....................................................    3,750,000    2,537,850
Intermountain Power Agency, UT, Power Supply Revenue:
   5%, 7/1/2012 (c) .............................................................    1,000,000      964,280
   Series 1993, 5.55%, 7/1/2011 .................................................    7,000,000    7,067,760
   Series A, Zero Coupon, 7/1/2002 (c) ..........................................    1,655,000    1,463,401
   Series A, Zero Coupon, 7/1/2003 (c) ..........................................    1,000,000      841,550
   Series A, Zero Coupon, 7/1/2004 (c) ..........................................    1,730,000    1,384,035
   Series A, 6.5%, 7/1/2008 (c) .................................................    4,000,000    4,411,800
   Series B, Zero Coupon, 7/1/2002 (c) ..........................................    8,230,000    7,277,213
Provo, UT, Electric System Revenue, 10.375%, ETM, 9/15/2015 (c)** ...............    1,800,000    2,503,818
Salt Lake City, UT, Municipal Building Authority Lease, Revenue Bond, 5.5%,
   10/1/2012 ....................................................................    4,460,000    4,504,422

Virginia

Roanoke, VA, Industrial Development Authority, Roanoke Memorial Hospital,
   Series B, 6.125%, 7/1/2017 (c) ...............................................    5,500,000    5,821,640
Southeastern Public Service Authority, VA, Refunding Revenue, Series A, 5.25%,
   7/1/2010 (c) .................................................................    7,380,000    7,427,601
Virginia Beach, VA, Development Authority, Virginia Beach General Hospital
   Project, 6.0%, 2/15/2011 (c) .................................................    1,595,000    1,709,090
Winchester County, VA, Industrial Development Authority, Hospital Revenue,
   6.0%, 1/1/2015 (c) ...........................................................    5,700,000    5,681,988

Washington

Clark County, WA, Public Utility District #1, 6.0%, 1/1/2006 (c) ................    7,500,000    7,968,075
Clark County, WA, Public Utility District, Series 1995, 6.0%, 1/1/2008 (c) ......    2,200,000    2,342,494
King & Snohomish Counties, WA, General Obligation, School District #417, 5.6%,
   12/1/2010 (c) ................................................................    1,650,000    1,719,465
King County, WA, Public Hospital District #1, Valley Medical Center, Series 1992,
   5.5%, 9/1/2017 (c) ...........................................................    3,500,000    3,361,190
Seattle, WA, Port Revenue, Series 1998, 5.375%, 8/1/2013 (c) ....................    1,460,000    1,442,363
Snohomish County, WA, School District #6, 6.5%, 12/1/2007 (c) ...................    3,325,000    3,662,887
State of Washington, General Obligation, Series AT-5, Zero Coupon, 8/1/2010 (c) .    2,625,000    1,478,243
Washington Health Care Facilities Authority, Empire Health Services -- Spokane:
   5.65%, 11/1/2005 (c) .........................................................    2,155,000    2,251,738
   5.7%, 11/1/2006 (c) ..........................................................    3,440,000    3,605,017
   5.75%, 11/1/2007 (c) .........................................................    7,350,000    7,717,574



    The accompanying notes are an integral part of the financial statements


----------------------------------------------------------------------------------------------------------
                                                                                   Principal      Market
                                                                                   Amount ($)    Value ($)
----------------------------------------------------------------------------------------------------------

   5.8%, 11/1/2009 (c) .........................................................    4,595,000    4,809,035
   5.8%, 11/1/2010 (c) .........................................................    2,100,000    2,206,848
Washington Public Power Supply System:
   Nuclear Power Project #1, 6.0%, 7/1/2008 (c) ................................    5,000,000    5,343,200
   Nuclear Power Project #2, Series 1992A, Zero Coupon, 7/1/2011 (c) ...........    4,200,000    2,258,214
   Nuclear Power Project #3, Series 1989A, 7/1/2010 (c) ........................    5,860,000    3,304,220
   Revenue Refunding:
      Nuclear Project #1:
         Series A, Prerefunded 7/1/2000 at 102, 7.0%, 7/1/2011 (c)*** ..........    3,830,000    3,995,418
         Series B, Prerefunded 1/1/2000 at 102, 7.25%, 7/1/2012 (c)*** .........   10,895,000   11,385,602
      Nuclear Project #2:
         Series A, 5.7%, 7/1/2008 (c) ..........................................    5,000,000    5,241,600
         Series A, Prerefunded 7/1/2000 at 102, 7.25%, 7/1/2003 (c)*** .........    2,000,000    2,090,060
         Series C, 7%, 7/1/2001 (c) ............................................   10,000,000   10,462,300
         Series C, Prerefunded 1/1/2001 at 102, 7.375%, 7/1/2011 (c)*** ........    1,370,000    1,449,118
      Nuclear Project #3:
         Series A, Zero Coupon, 7/1/2004 (c) ...................................    3,625,000    2,896,049
         Series A, Zero Coupon, 7/1/2005 (c) ...................................    4,125,000    3,118,830
         Series C, 7.5%, 7/1/2008 (c) ..........................................    2,000,000    2,337,580

West Virginia

West Virginia, School Building Authority Revenue, Series B, Prerefunded 7/1/2000
   at 102, 6.75%, 7/1/2010 (c)*** ..............................................    4,000,000    4,167,280

Wisconsin

Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/1/2004 (c) ...........    3,475,000    2,790,981
Wisconsin Health & Educational Facilities Authority:
   6.1%, 8/15/2009 (c) .........................................................    2,000,000    2,132,740
   Aurora Medical:
      5.75%, 11/15/2006 (c) ....................................................    2,000,000    2,098,620
      5.75%, 11/15/2007 (c) ....................................................    1,500,000    1,572,225
      6.0%, 11/15/2008 (c) .....................................................    4,085,000    4,341,130
      6.0%, 11/15/2009 (c) .....................................................    4,330,000    4,589,194
   Felician Healthcare Inc., Series B, 6.25%, 1/1/2022 (c) .....................    5,285,000    5,664,304
   Hospital Sisters Services Inc.-- Obligated Group, 5.375%, 6/1/2018 (c) ......    4,800,000    4,516,704
   SSM Healthcare:
      Series 1992 AA, 6.4%, 6/1/2008 (c) .......................................    2,335,000    2,539,219
      Series 1992 AA, 6.45%, 6/1/2009 (c) ......................................    2,485,000    2,712,576
      Series 1992 AA, 6.45%, 6/1/2010 (c) ......................................    2,650,000    2,939,036
      Series 1992 AA, 6.5%, 6/1/2011 (c) .......................................    2,820,000    3,103,692
      Series 1992 AA, 6.5%, 6/1/2012 (c) .......................................    3,000,000    3,334,710
   St. Luke's Medical Center, Prerefunded 8/15/2001 at 102, 7.1%,
      8/15/2011 (c)*** .........................................................    2,000,000    2,141,640
   Villa St. Francis Inc., Series C, 6.25%, 1/1/2022 (c) .......................    9,230,000    9,892,437
   Wheaton Franciscan Services, 6.1%, 8/15/2008 (c) ............................    4,580,000    4,893,226
                                                                                             -------------
Total Long-Term Municipal Investments (Cost $1,481,886,894) ....................             1,565,731,740
                                                                                             -------------
----------------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100% (Cost $1,487,386,894) (a) ...................             1,571,231,740
                                                                                             =============
----------------------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements

AARP Insured Tax Free General Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     * Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period. These securities are shown at their current rate as of September 30, 1999.

     ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

     *** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

     (a) At September 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,487,683,553 was as follows:

          Aggregate gross  unrealized  appreciation for all investments in which
          there is an excess of value over tax cost ............................   $ 86,596,421

          Aggregate gross  unrealized  depreciation for all investments in which
          there is an excess of tax cost over value ............................     (3,048,234)
                                                                                   -------------

       Net unrealized appreciation .............................................   $ 83,548,187
                                                                                   =============

     (b)  At September 30, 1999,  this  security,  in whole or in part, has been
          pledged  to  cover  initial  margin   requirements  for  open  futures
          contracts.

          At September 30, 1999, open futures contracts sold short were as follows:

                                                                                                                Unrealized
                                                            Number of        Aggregate            Market       Appreciation/
                 Futures              Expiration Date       Contracts      Face Value ($)       Value ($)       Depreciation
                 -------              ---------------       ---------      --------------       ---------       ------------

               U.S. Treasury Bond      December, 1999          170           19,443,973          19,369,375     $     74,598
               Municipal Bond          December, 1999          400           45,354,237          44,912,500          441,737
                                                                                                                ------------
       Total net unrealized appreciation on open futures contracts sold short .............................     $    516,335
                                                                                                                 ===========

     (c) (Unaudited) Bond is insured by one of these companies: AMBAC, BIG, MBIA, FGIC, FSA, PSFG or Capital Guaranty.

--------------------------------------------------------------------------------
          The aggregate face value of futures contracts opened and closed during the year ended September 30, 1999 was $429,960,134 and $524,988,855, respectively.
--------------------------------------------------------------------------------
          Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1999 aggregated $131,641,071 and $181,641,677, respectively.
--------------------------------------------------------------------------------
          From November 1, 1998 through September 30, 1999, the Fund incurred approximately $700,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.


    The accompanying notes are an integral part of the financial statements

AARP Bond Fund for Income

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999
-------------------------------------------------------------------------------------------------------
                                                                               Principal       Market
                                                                              Amount ($)      Value ($)
-------------------------------------------------------------------------------------------------------


REPURCHASE AGREEMENTS 2.2%
-------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank & Trust Co., dated 9/30/1999 at 5.26% to be repurchased at $4,577,669 on 10/1/1999, collateralized by a
   $4,630,000 U.S. Treasury Note Inflationary Index, 3.875%,
   1/15/2009 (Cost $4,577,000) ..............................................    4,577,000    4,577,000
                                                                                             ----------


U.S. Government & Agencies 19.6%
-------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 ..........................    3,000,000    2,945,610
U.S. Treasury Note, 5.625%, 9/30/2001 .......................................    7,100,000    7,101,664
U.S. Treasury Note, 5.625%, 12/31/2002 ......................................    3,000,000    2,987,820
U.S. Treasury Note, 10.75%, 8/15/2005 .......................................    9,000,000   11,051,730
U.S. Treasury Note Inflationary Index, 3.875%, 1/15/2009 ....................    4,000,000    4,000,647
U.S. Treasury Note, 6.0%, 8/15/2009 .........................................    1,500,000    1,512,180
U.S. Treasury Bond, 7.25%, 5/15/2016 ........................................    4,250,000    4,591,998
U.S. Treasury Bond, 6.25%, 8/15/2023 ........................................    3,000,000    2,949,840
U.S. Treasury Bond Inflationary Index, 3.625%, 4/15/2028 ....................    3,500,000    3,338,692
                                                                                             ----------
Total U.S. Government & Agencies (Cost $42,684,363) .........................                40,480,181
                                                                                             ----------


Government National Mortgage AssocIATION* 4.2%
-------------------------------------------------------------------------------------------------------

Government National Mortgage Association, 9.5%, 11/15/2017 ..................      923,698      982,870
Government National Mortgage Association, 7.5%, with various maturities
   to 4/15/2027 .............................................................    1,935,019    1,942,439
Government National Mortgage Association, 7.0%, 4/15/2029 ...................    5,881,283    5,773,766
                                                                                             ----------
Total Government National Mortgage Association (Cost $8,923,740) ............                 8,699,075
                                                                                             ----------


U.S. Government Backed Mortgages* 5.8%
-------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 8.0% with various maturities to
   12/1/2012 ................................................................    2,806,994    2,876,086
Federal National Mortgage Association, 6.5%, 3/1/2028 .......................    9,491,679    9,107,563
                                                                                             ----------
Total U.S. Government Backed Mortgages (Cost $12,450,122) ...................                11,983,649
                                                                                             ----------


Collateralized Mortgage Obligations* 1.9%
-------------------------------------------------------------------------------------------------------

Residential Accredit Loans, Inc., Series 1997-QS12 A7, 7.25%, 11/25/2027 ....    2,948,170    2,875,847
                                                                                             ----------
Total Collateralized Mortgage Obligations (Cost $4,012,917) .................                 3,845,339
                                                                                             ----------


Foreign Bonds -- U.S.$ Denominated 2.7%
-------------------------------------------------------------------------------------------------------

PacifiCorp Australia LLC, 6.15%, 1/15/2008 ..................................    2,000,000    1,848,040
Petroleum Geo-Services, 6.625%, 3/30/2008 ...................................    2,000,000    1,868,720


    The accompanying notes are an integral part of the financial statements

AARP Bond Fund for Income

--------------------------------------------------------------------------------------------------
                                                                          Principal      Market
                                                                         Amount ($)     Value ($)
--------------------------------------------------------------------------------------------------

Saga Petroleum ASA, 7.25%, 9/23/2027 ..................................   1,000,000      918,390
Tembec Industries, Inc., 8.625%, 6/30/2009 ............................     965,000      948,113
                                                                                      ----------
Total Foreign Bonds -- U.S.$ Denominated (Cost $5,902,561) ............                5,583,263
                                                                                      ----------


Asset Backed 3.6%
--------------------------------------------------------------------------------------------------

Automobile Receivables 0.9%

First Security Auto Owner Trust, Series 1999-2 A3, 6.0%, 10/15/2003 ...   2,000,000    1,989,375
                                                                                      ----------
Credit Card Receivables 1.7%

Citibank Credit Card Master Trust I, 6.0%, 4/10/2003 ..................   1,500,000    1,489,680
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 .......................   2,000,000    1,950,620
                                                                                      ----------
                                                                                       3,440,300
                                                                                      ----------
Home Equity Loans 0.5%

First Plus Residential Trust, Series 1998A, 8.5%, 5/15/2023 ...........   1,387,193    1,040,395
                                                                                      ----------
Manufactured Housing Receivables 0.5%

Associated Manufactured Housing Corp. Series 1997-1 B1, 7.6%, 6/15/2028     375,000      270,000
Green Tree Financial Corp. Series 1997-1 B2, 7.76%, 3/15/2028 .........     500,000      365,781
Green Tree Financial Corp. Series 1997-2 B2, 8.05%, 6/15/2028 .........     500,000      372,500
                                                                                      ----------
                                                                                       1,008,281
                                                                                      ----------
Total Asset Backed (Cost $8,236,527) ..................................                7,478,351
                                                                                      ----------


Corporate Bonds 60.0%
--------------------------------------------------------------------------------------------------

Consumer Discretionary 2.1%

Harrah's Operating Co., Inc., 7.875%, 12/15/2005 ......................   2,000,000    1,910,000
Imax Corp., 7.875%, 12/1/2005 .........................................   1,000,000      930,000
Tricon Global Restaurants Inc., 7.65%, 5/15/2008 ......................   1,500,000    1,429,500
                                                                                      ----------
                                                                                       4,269,500
                                                                                      ----------
Consumer Staples 5.6%

Aurora Foods, Inc., 8.75%, 7/1/2008 ...................................   1,000,000      942,500
Bass America Inc., 6.625%, 3/1/2003 ...................................   1,500,000    1,486,710
Fleming Companies, Inc., 10.625%, 7/31/2007 ...........................   1,250,000    1,159,375
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ......................   2,500,000    2,248,800
Safeway Inc., 6.05%, 11/15/2003 .......................................   2,000,000    1,931,360
The Great Atlantic & Pacific Tea Co., Inc., 7.7%, 1/15/2004 ...........   3,000,000    2,933,280
Westpoint Stevens, Inc., 7.875%, 6/15/2005 ............................   1,000,000      935,000
                                                                                      ----------
                                                                                      11,637,025
                                                                                      ----------
Health 0.8%

Columbia/HCA Healthcare Corp., 6.41%, 6/15/2000 .......................   1,000,000      990,430
NBTY Inc., 8.625%, 9/15/2007 ..........................................     325,000      272,188
Tenet Healthcare Corp., 8.625%, 1/15/2007 .............................     500,000      475,000
                                                                                      ----------
                                                                                       1,737,618
                                                                                      ----------
Communications 9.3%

AT&T Corp., 6.0%, 3/15/2009 ...........................................   2,000,000    1,857,440
Call-Net Enterprises Inc., 8.0%, 8/15/2008 ............................   1,800,000    1,521,000
Intermedia Communications, Inc., 8.875%, 11/1/2007 ....................   2,000,000    1,755,000


    The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------
                                                         Principal      Market
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------

Level 3 Communications, 9.125%, 5/1/2008 .............   2,000,000    1,805,000
McLeodUSA, Inc., 8.375%, 3/15/2008 ...................     500,000      470,000
McLeodUSA Inc., 8.125%, 2/15/2009 ....................   1,500,000    1,391,250
Qwest Communications International, 7.5%, 11/1/2008 ..   3,000,000    2,915,280
Sprint Capital Corp., 6.125%, 11/15/2008 .............   2,500,000    2,324,475
Sprint Capital Corp., 6.375%, 5/1/2009 ...............   2,500,000    2,360,500
WorldCom, Inc., 6.4%, 8/15/2005 ......................   3,000,000    2,898,690
                                                                    -----------
                                                                     19,298,635
                                                                    -----------
Financial 9.3%

Bank United Corp., 8.0%, 3/15/2009 ...................   2,500,000    2,332,850
Boeing Capital Corp., 6.75%, 12/23/2003 ..............   1,500,000    1,512,450
Capital One Bank, 6.57%, 1/27/2003 ...................   2,500,000    2,427,500
First USA Bank, 5.85%, 2/22/2001 .....................   1,500,000    1,486,425
First Union Institutional Capital II, 7.85%, 1/1/2027    1,000,000      952,830
GS Escrow Corp., 7.0%, 8/1/2003 ......................   2,000,000    1,903,000
General Electric Capital Corp., "A", 6.02%, 5/4/2001 .   2,000,000    1,991,560
Home Savings of America, 6.0%, 11/1/2000 .............   2,500,000    2,481,925
Merrill Lynch & Co., Inc., 6.0%, 2/17/2009 ...........   2,500,000    2,282,350
Prudential Insurance Co., 6.375%, 7/23/2006 ..........   2,000,000    1,871,480
                                                                    -----------
                                                                     19,242,370
                                                                    -----------
Media 7.1%

AMFM Inc., 10.5%, 1/15/2007 ..........................   1,000,000    1,065,000
AMFM Inc., 8.0%, 11/1/2008 ...........................   2,500,000    2,393,750
CSC Holdings Inc., 7.875%, 2/15/2018 .................   1,500,000    1,436,550
Charter Communication Holdings LLC, 8.25%, 4/1/2007 ..   2,500,000    2,337,500
News America Holdings Inc., 9.25%, 2/1/2013 ..........   2,500,000    2,754,625
Outdoor Systems, Inc., 8.875%, 6/15/2007 .............   1,000,000    1,027,500
TCI-Communications, Inc., 8.0%, 8/1/2005 .............   2,500,000    2,616,400
Time Warner Inc., 9.125%, 1/15/2013 ..................   1,000,000    1,122,600
                                                                    -----------
                                                                     14,753,925
                                                                    -----------
Service Industries 4.1%

Allied Waste North America, 7.375%, 1/1/2004 .........   1,250,000    1,125,000
Cendant Corp., 7.75%, 12/1/2003 ......................   3,000,000    2,997,090
Integrated Electrical Services, Inc., 9.375%, 2/1/2009   2,000,000    1,945,000
Prime Hospitality Corp., 9.25%, 1/15/2006 ............   1,000,000      990,000
Primedia, Inc., 7.625%, 4/1/2008 .....................   1,500,000    1,402,500
                                                                    -----------
                                                                      8,459,590
                                                                    -----------
Durables 2.8%

BE Aerospace, Inc., 8.0%, 3/1/2008 ...................   2,000,000    1,805,000
Lear Corp., 7.96%, 5/15/2005 .........................   2,500,000    2,450,750
Martin Marietta Corp., 6.5%, 4/15/2003 ...............   1,500,000    1,459,905
                                                                    -----------
                                                                      5,715,655
                                                                    -----------
Manufacturing 4.1%

Columbus McKinnon Corp., 8.5%, 4/1/2008 ..............   1,000,000      900,000
Fort James Corp., 6.625%, 9/15/2004 ..................   2,000,000    1,955,700
Graham Packaging Co., 8.75%, 1/15/2008 ...............     750,000      701,250

    The accompanying notes are an integral part of the financial statements

AARP Bond Fund for Income

-------------------------------------------------------------------------------------
                                                              Principal     Market
                                                              Amount ($)   Value ($)
-------------------------------------------------------------------------------------

Lyondell Chemical Co., 9.875%, 5/1/2007 .................     1,000,000      990,000
TRW, Inc., 6.625%, 6/1/2004 .............................     2,000,000    1,953,000
Xerox Corp., 5.5%, 11/15/2003 ...........................     2,000,000    1,896,200
                                                                      ---------------
                                                                           8,396,150
                                                                      ---------------
Technology 0.9%

Raytheon Co., 6.0%, 12/15/2010 ..........................     2,000,000    1,777,720
                                                                      ---------------

Energy 6.9%

Anadarko Petroleum Corp., 7.0%, 11/15/2027 ..............     3,000,000    2,659,980
Barrett Resources Corp., 7.55%, 2/1/2007 ................     1,500,000    1,425,000
Conoco, Inc., 6.35%, 4/15/2009 ..........................     2,000,000    1,901,160
Duke Energy Corp., 10.0%, 8/15/2001 .....................     2,000,000    2,119,220
Louis Dreyfus Natural Gas Corp., 6.875%, 12/1/2007 ......     2,500,000    2,278,950
Louisiana Land and Exploration, 7.65%, 12/1/2023 ........     2,500,000    2,410,975
Pioneer Natural Resources Co., 7.2%, 1/15/2028 ..........     2,000,000    1,512,500
                                                                      ---------------
                                                                          14,307,785
                                                                      ---------------
Construction 1.7%

American Standard Companies Inc., 7.625%, 2/15/2010 .....     1,500,000    1,350,000
NVR Inc., 8.0%, 6/1/2005 ................................     2,000,000    1,860,000
Nortek, Inc., 9.25%, 3/15/2007 ..........................       250,000      243,125
                                                                      ---------------
                                                                           3,453,125
                                                                      ---------------
Transportation 1.6%

Allied Holdings Inc., 8.625%, 10/1/2007 .................       500,000      450,000
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ........     1,500,000    1,492,500
Northwest Airlines Corp., 7.875%, 3/15/2008 .............     1,500,000    1,302,390
                                                                      ---------------
                                                                           3,244,890
                                                                      ---------------
Utilities 3.7%

CalEnergy Co., Inc., 7.23%, 9/15/2005 ...................     2,500,000    2,445,974
Cleveland Electric Illumination Co., 6.86%, 10/1/2008 ...     1,500,000    1,415,490
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ............     2,268,293    2,279,567
Niagara Mohawk Power Corp., 7.625%, 10/1/2005 ...........     1,512,196    1,521,601
                                                                      ---------------
                                                                           7,662,632
                                                                      ---------------
Total Corporate Bonds (Cost $131,677,755) ...............                123,956,620
                                                                      ---------------
-------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $218,464,985) (a)               206,603,478
                                                                      ==============
-------------------------------------------------------------------------------------


*      Effective maturities may be shorter due to prepayments.

(a) At September 30, 1999, the net unrealized depreciation on investments based on cost for federal income tax purposes of $218,558,774 was as follows:

       Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost ........    $       67,262

       Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value ........       (12,022,558)
                                                                      ---------------
       Net unrealized depreciation ...............................    $  (11,955,296)
                                                                      ===============

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the year ended September 30, 1999 aggregated $112,540,813 and $54,393,353, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $67,796,008, and $72,704,188, respectively.
--------------------------------------------------------------------------------
          The aggregate face value of futures contracts opened and closed during the year ended September 30, 1999 was $28,549,824.

          At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $39,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007, the expiration date. In addition, from November 1, 1998 through September 30, 1999 the Fund incurred approximately $2,634,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.


    The accompanying notes are an integral part of the financial statements

AARP Balanced Stock and Bond Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999

---------------------------------------------------------------------------------------------------------
                                                                                Principal      Market
                                                                                Amount ($)     Value ($)
---------------------------------------------------------------------------------------------------------

Repurchase Agreements 0.8%
---------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank & Trust Co., dated 9/30/1999 at 5.26% to be repurchased at $5,481,801 on 10/1/1999, collateralized by a
   $5,545,000 U.S. Treasury Note Inflationary Index, 3.875%,
   1/15/2009 (Cost $5,481,000) ................................................    5,481,000    5,481,000
                                                                                             ------------


U.S. Government & Agencies 7.2%
---------------------------------------------------------------------------------------------------------

U.S. Treasury Note, 5.625%, 9/30/2001 .........................................    9,800,000    9,802,297
U.S. Treasury Note, 6.5%, 10/15/2006 ..........................................    4,000,000    4,090,000
U.S. Treasury Note Inflationary Index, 3.875%, 1/15/2009 ......................    4,000,000    4,000,647
U.S. Treasury Bond, 7.25%, 5/15/2016 ..........................................   20,000,000   21,609,400
U.S. Treasury Bond, 6.25%, 8/15/2023 ..........................................    3,750,000    3,687,300
U.S. Treasury Bond Inflationary Index, 3.625%, 4/15/2028 ......................    5,750,000    5,484,995
                                                                                             ------------
Total U.S. Government & Agencies (Cost $50,894,948) ...........................                48,674,639
                                                                                             ------------


Government National Mortgage Association** 1.1%
---------------------------------------------------------------------------------------------------------

Government National Mortgage Association, 7.0% with various maturities to
   5/1/2029 (Cost $7,536,590) .................................................    7,437,807    7,301,448
                                                                                             ------------

U.S. Government Backed Mortgages** 4.1%
---------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, 8.0%, 2/1/2013 .........................    3,990,876    4,089,371
Federal National Mortgage Association, 6.5% with various maturities to 3/1/2028   24,611,188   23,661,470
                                                                                             ------------
Total U.S. Government Backed Mortgages (Cost $28,352,684) .....................                27,750,841
                                                                                             ------------


Collateralized Mortgage Obligations** 1.2%
---------------------------------------------------------------------------------------------------------

Residential Accredit Loans, Inc., Series 1997-QS12, A7, 7.25%, 11/25/2027 .....    3,930,893    3,834,463
Residential Funding Mortgage Securities Series 1993-A2, 6.85%, 9/25/2023 ......    2,453,275    2,444,075
Ryland Mortgage Securities Corp., 8.0%, 8/25/2025 .............................    2,195,207    2,232,251
                                                                                             ------------
Total Collateralized Mortgage Obligations (Cost $8,697,114) ...................                 8,510,789
                                                                                             ------------


Foreign Bonds -- U.S.$ Denominated 2.8%
---------------------------------------------------------------------------------------------------------

Norsk Hydro AS, 7.75%, 6/15/2023 ..............................................    5,000,000    4,907,200
PacifiCorp Australia LLC, 6.15%, 1/15/2008 ....................................    6,000,000    5,544,120
Petroleum Geo-Services, 6.625%, 3/30/2008 .....................................    4,000,000    3,737,440
Saga Petroleum ASA, 7.25%, 9/23/2027 ..........................................    5,000,000    4,591,950
                                                                                             ------------
Total Foreign Bonds-- U.S.$ Denominated (Cost $20,422,280) ....................                18,780,710
                                                                                             ------------


Asset Backed** 2.8%
---------------------------------------------------------------------------------------------------------

Automobile Receivables 0.5%

First Security Auto Owner Trust, Series 1999-2 A3, 6.0%, 10/15/2003 ...........    3,000,000    2,984,063
                                                                                             ------------

    The accompanying notes are an integral part of the financial statements




---------------------------------------------------------------------------------------------
                                                                     Principal      Market
                                                                     Amount ($)    Value ($)
---------------------------------------------------------------------------------------------

Credit Card Receivables 1.2%

Citibank Credit Card Master Trust I, 6.0%, 4/10/2003 ............    3,500,000    3,475,920
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 .................    5,000,000    4,876,550
                                                                                 ----------
                                                                                  8,352,470
                                                                                 ----------
Home Equity Loans 0.7%

First Plus Home Loan Trust, Series 1998, 6.25%, 11/10/2016 ......    5,000,000    4,912,500
                                                                                 ----------
Manufactured Housing Receivables 0.4%

Green Tree Financial Corp., Series 1997-2 B1, 7.56%, 6/15/2028 ..    3,000,000    2,389,688
                                                                                 ----------
Total Asset Backed (Cost $19,515,614) ...........................                18,638,721
                                                                                 ----------


Corporate Bonds 16.4%
---------------------------------------------------------------------------------------------

Consumer Staples 1.8%

Bass America Inc., 6.625%, 3/1/2003 .............................    5,000,000    4,955,700
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 ................    3,500,000    3,148,320
Racers-Kellogg, 5.75%, 2/2/2001 .................................    4,000,000    3,975,000
                                                                                 ----------
                                                                                 12,079,020
                                                                                 ----------
Communications 1.1%

Sprint Capital Corp., 6.125%, 11/15/2008 ........................    3,000,000    2,789,370
WorldCom, Inc., 6.4%, 8/15/2005 .................................    5,000,000    4,831,150
                                                                                 ----------
                                                                                  7,620,520
                                                                                 ----------
Financial 6.7%

Associates Corp. of North America, 6.625%, 5/15/2001 ............    5,850,000    5,874,395
BB&T Corp., 7.05%, 5/23/2003 ....................................    4,000,000    3,977,720
Boeing Capital Corp., Medium Term Note, 6.75%, 12/23/2003 .......    3,000,000    3,024,900
Capital One Bank, Medium Term Note, 5.95%, 2/15/2001 ............    4,000,000    3,946,640
First USA Bank, 5.85%, 2/22/2001 ................................    3,000,000    2,972,850
First Union Corp., 8.125%, 6/24/2002 ............................    2,500,000    2,587,225
Fleet Financial Group, 6.875%, 1/15/2028 ........................    4,000,000    3,530,000
Ford Motor Credit Co., 6.125%, 4/28/2003 ........................    5,000,000    4,887,500
General Electric Capital Corp., Medium Term Note, 6.02%, 5/4/2001    4,000,000    3,983,120
Home Savings of America, 6.0%, 11/1/2000 ........................    3,000,000    2,978,310
Merrill Lynch & Co., 6.0%, 2/17/2009 ............................    3,000,000    2,738,820
Prudential Insurance Co., 6.375%, 7/23/2006 .....................    3,000,000    2,807,220
Wells Fargo & Co., 6.875%, 4/1/2006 .............................    2,000,000    1,986,200
                                                                                 ----------
                                                                                 45,294,900
                                                                                 ----------
Media 1.9%

News America Holdings Inc., 9.25%, 2/1/2013 .....................    3,000,000    3,305,550
TCI-Communications, Inc., 8.0%, 8/1/2005 ........................    4,000,000    4,186,240
Time Warner Inc., 9.125%, 1/15/2013 .............................    4,500,000    5,051,700
                                                                                 ----------
                                                                                 12,543,490
                                                                                 ----------
Durables 0.4%

Martin Marietta Corp., 6.5%, 4/15/2003 ..........................    3,000,000    2,919,810


    The accompanying notes are an integral part of the financial statements

AARP Balanced Stock and Bond Fund


----------------------------------------------------------------------------------------------------------------
                                                                                         Principal      Market
                                                                                         Amount ($)    Value ($)
----------------------------------------------------------------------------------------------------------------

Manufacturing 1.0%

Fort James Corp., 6.625%, 9/15/2004 ................................................     3,000,000     2,933,550
Xerox Corp., 5.5%, 11/15/2003 ......................................................     4,000,000     3,792,400
                                                                                                     -----------
                                                                                                       6,725,950
                                                                                                     -----------
Technology 1.2%

IBM Corp., Medium Term Note, 5.1%, 11/10/2003 ......................................     5,500,000     5,197,500
Raytheon Co., 6.0%, 12/15/2010 .....................................................     3,000,000     2,666,580
                                                                                                     -----------
                                                                                                       7,864,080
                                                                                                     -----------
Energy 1.4%

Anadarko Petroleum Corp., 5.875%, 10/15/2003 .......................................     5,000,000     4,767,100
Louisiana Land and Exploration Co., 7.65%, 12/1/2023 ...............................     5,000,000     4,821,950
                                                                                                     -----------
                                                                                                       9,589,050
                                                                                                     -----------
Transportation 0.4%

Continental Airlines Inc., 6.795%, 2/2/2020 ........................................     3,000,000     2,776,800
                                                                                                     -----------
Utilities 0.5%

Public Service Co. of Colorado, 6.0%, 4/15/2003 ....................................     3,500,000     3,411,100
                                                                                                     -----------
Total Corporate Bonds (Cost $115,243,475) ..........................................                 110,824,720
                                                                                                     -----------


Convertible Bonds 1.2%
----------------------------------------------------------------------------------------------------------------

Media

Advertising
Interpublic Group of Companies Inc., 1.8%, 9/16/2004 (Cost $5,957,605) .............     7,000,000     8,172,500
                                                                                                     -----------


Convertible Preferred Stocks 0.4%
----------------------------------------------------------------------------------------------------------------
                                                                                           Shares
----------------------------------------------------------------------------------------------------------------

Health 0.3%

Biotechnology
Monsanto Co., 6.5% .................................................................        65,900     2,372,400
                                                                                                     -----------
Financial 0.1%

Real Estate
ProLogis Trust "B" (REIT), 7.0% ....................................................        18,900       460,688
                                                                                                     -----------
Total Convertible Preferred Stocks (Cost $3,204,118) ...............................                   2,833,088
                                                                                                     -----------


Common Stocks 62.0%
----------------------------------------------------------------------------------------------------------------

Consumer Discretionary 0.5%

Department & Chain Stores
Rite Aid Corp. .....................................................................       149,300     2,062,206
Sears, Roebuck & Co. ...............................................................        44,700     1,402,463
                                                                                                     -----------
                                                                                                       3,464,669
                                                                                                     -----------


    The accompanying notes are an integral part of the financial statements


----------------------------------------------------------------------------------------
                                                                               Market
                                                                   Shares     Value ($)
----------------------------------------------------------------------------------------

Consumer Staples 2.6%
Food & Beverage 1.2%
Albertson's Inc. ...........................................       97,945    3,874,949
H.J. Heinz Co. .............................................      104,050    4,474,150
                                                                            ----------
                                                                             8,349,099
                                                                            ----------
Package Goods/Cosmetics 1.4%

Avon Products, Inc. ........................................      252,900    6,275,081
Gillette Co. ...............................................       82,900    2,813,419
                                                                            ----------
                                                                             9,088,500
                                                                            ----------
Health 3.2%

Pharmaceuticals
American Home Products Corp. ...............................      214,300    8,893,450
Bristol-Myers Squibb Co. ...................................       85,000    5,737,500
Glaxo Wellcome PLC (ADR) ...................................       67,100    3,489,200
SmithKline Beecham PLC (ADR) ...............................       56,100    3,232,763
                                                                            ----------
                                                                            21,352,913
                                                                            ----------
Communications 11.2%

Telephone/Communications
Alltel Corp. ...............................................       99,000    6,967,125
Ameritech Corp. ............................................       71,600    4,810,625
Bell Atlantic Corp. ........................................      237,964   16,017,952
BellSouth Corp. ............................................      211,200    9,504,000
GTE Corp. ..................................................      160,200   12,315,375
Global Crossing Holdings Ltd.* .............................      169,330    4,487,245
SBC Communicatons, Inc. ....................................      170,200    8,690,838
Sprint Corp. ...............................................      193,400   10,491,950
Telesp Participacoes S.A. (ADR) ............................      148,000    2,331,000
                                                                            ----------
                                                                            75,616,110
                                                                            ----------
Financial 11.1%

Banks 5.3%
Bank of America Corp. ......................................      156,300    8,703,956
Bank One Corp. .............................................       88,550    3,082,647
Chase Manhattan Corp. ......................................       97,600    7,356,600
First Union Corp. ..........................................      109,866    3,907,110
Fleet Financial Group Inc. .................................      116,900    4,281,463
J.P. Morgan & Co., Inc. ....................................       14,900    1,702,325
KeyCorp ....................................................       87,800    2,266,338
US Bancorp .................................................      148,900    4,494,919
                                                                            ----------
                                                                            35,795,358
                                                                            ----------
Insurance 2.2%

Allstate Corp. .............................................       81,500    2,032,406
Lincoln National Corp. .....................................       59,800    2,246,238
Marsh & McLennan Companies, Inc. ...........................       30,700    2,102,950
Safeco Corp. ...............................................       69,000    1,932,000
XL Capital Ltd. "A" ........................................      136,505    6,142,725
                                                                            ----------
                                                                            14,456,319
                                                                            ----------



    The accompanying notes are an integral part of the financial statements

AARP Balanced Stock and Bond Fund

------------------------------------------------------------------------------------------
                                                                                  Market
                                                                      Shares     Value ($)
------------------------------------------------------------------------------------------

Consumer Finance 0.3%
SLM Holding Corp. .............................................       49,400    2,124,200
                                                                               ----------
Other Financial Companies 1.1%

Advanta Corp. "B" .............................................       17,654      207,435
Federal National Mortgage Association .........................      116,700    7,315,631
                                                                               ----------
                                                                                7,523,066
                                                                               ----------
Real Estate 2.2%
Arden Realty Group, Inc. (REIT) ...............................       85,900    1,868,325
Boston Properties, Inc. (REIT) ................................       63,800    1,957,863
Equity Office Properties Trust (REIT) .........................      172,900    4,019,925
General Growth Properties, Inc. (REIT) ........................      116,100    3,657,150
ProLogis Trust (REIT) .........................................      187,954    3,547,632
                                                                               ----------
                                                                               15,050,895
                                                                               ----------
Service Industries 0.7%

Printing/Publishing
McGraw-Hill Companies, Inc. ...................................       98,400    4,760,100
                                                                               ----------
Durables 5.0%

Aerospace 2.7%
Lockheed Martin Corp. .........................................      211,718    6,920,532
Northrop Grumman Corp. ........................................       70,200    4,462,088
Rockwell International Corp. (New) ............................      125,500    6,588,750
                                                                               ----------
                                                                               17,971,370
                                                                               ----------
Automobiles 1.8%
Ford Motor Co. ................................................      194,300    9,751,431
Meritor Automotive, Inc. ......................................      129,266    2,698,428
                                                                               ----------
                                                                               12,449,859
                                                                               ----------
Construction/Agricultural Equipment 0.5%
PACCAR, Inc. ..................................................       71,000    3,612,125
                                                                               ----------
Manufacturing 9.6%

Chemicals 0.7%
Akzo Nobel N.V. (ADR) .........................................       39,600    1,692,900
Lyondell Petrochemical Co. ....................................      218,800    2,926,450
                                                                               ----------
                                                                                4,619,350
                                                                               ----------
Containers & Paper 0.4%
Temple-Inland Inc. ............................................       45,900    2,776,950
                                                                               ----------
Diversified Manufacturing 0.7%
Koninklijke (Royal) Philips Electronics N.V ...................       44,400    4,484,400
                                                                               ----------
Electrical Products 1.2%
Emerson Electric Co. ..........................................       69,900    4,416,806
Thomas & Betts Corp. ..........................................       74,400    3,794,400
                                                                               ----------
                                                                                8,211,206
                                                                               ----------
Industrial Specialty 3.5%
Corning Inc. ..................................................      337,800   23,160,413
                                                                               ----------
Machinery/Components/Controls 0.9%
Parker-Hannifin Corp. .........................................      138,400    6,202,050
                                                                               ----------



    The accompanying notes are an integral part of the financial statements


-----------------------------------------------------------------------------------------
                                                                                 Market
                                                                     Shares     Value ($)
-----------------------------------------------------------------------------------------

Office Equipment/Supplies 1.9%
Xerox Corp. ..................................................      313,700   13,155,794
                                                                             -----------
Specialty Chemicals 0.3%
Air Products and Chemicals, Inc. .............................       73,300    2,130,274
                                                                             -----------
Technology 2.0%

Computer Software 1.3%
Computer Associates International, Inc. ......................       57,100    3,497,375
Oracle Corp.* ................................................      112,400    5,114,200
                                                                             -----------
                                                                               8,611,575
                                                                             -----------
Electronic Data Processing 0.7%
Hewlett-Packard Co. ..........................................       50,100    4,609,200
                                                                             -----------
Energy 7.3%

Oil & Gas Production 2.2%
Burlington Resources, Inc. ...................................       51,600    1,896,300
Conoco Inc. "A" ..............................................      162,700    4,514,925
Conoco Inc. "B" ..............................................      134,758    3,689,000
Royal Dutch Petroleum Co. (New York shares) ..................       87,500    5,167,969
                                                                             -----------
                                                                              15,268,194
                                                                             -----------
Oil Companies 4.2%
Elf Aquitaine (ADR) ..........................................      108,781    9,967,059
Mobil Corp. ..................................................       48,800    4,916,600
Texaco Inc. ..................................................      124,000    7,827,500
Total Fina SA (ADR) ..........................................       88,701    5,626,970
                                                                             -----------
                                                                              28,338,129
                                                                             -----------
Oil/Gas Transmission 0.9%
Williams Cos., Inc. ..........................................      159,100    5,956,306
                                                                             -----------
Metals & Minerals 0.8%
Steel & Metals
Allegheny Teledyne Inc. ......................................      296,035    4,995,591
Oregon Steel Mills, Inc. .....................................       68,300      764,106
                                                                             -----------
                                                                               5,759,697
                                                                             -----------
Construction 1.7%

Building Products 0.6%
Georgia Pacific Group ........................................      103,400    4,187,700
                                                                             -----------
Forest Products 1.1%
Weyerhaeuser Co. .............................................      126,400    7,283,800
                                                                             -----------
Transportation 3.9%

Airlines 1.2%
AMR Corp.* ...................................................       41,800    2,278,100
Air New Zealand Ltd. "B" .....................................    3,200,000    5,136,080
US Airways Group, Inc.* ......................................       33,900      889,875
                                                                             -----------
                                                                               8,304,055
                                                                             -----------
Marine Transportation 0.3%
Knightsbridge Tankers Ltd. ...................................      137,500    2,200,000
                                                                             -----------




    The accompanying notes are an integral part of the financial statements

AARP Balanced Stock and Bond Fund


-------------------------------------------------------------------------------------
                                                                Market
                                                                Shares      Value ($)
-------------------------------------------------------------------------------------
Railroads 2.4%
CSX Corp. ...............................................       211,500     8,962,313
Canadian National Railway Co. ...........................       130,200     3,957,285
Norfolk Southern Corp. ..................................       120,100     2,942,450
                                                                          -----------
                                                                           15,862,048
                                                                          -----------
Utilities 2.4%

Electric Utilities
CINergy Corp. ...........................................       160,400     4,541,325
PacifiCorp ..............................................       285,400     5,743,675
Unicom Corp. ............................................       166,300     6,142,706
                                                                          -----------
                                                                           16,427,706
                                                                          -----------
Total Common Stocks (Cost $348,887,521) .................                 419,163,430
                                                                          -----------
-------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $614,192,949) (a)                676,131,886
                                                                          ===========
-------------------------------------------------------------------------------------

     *    Non income producing security.

     **   Effective maturities may be shorter due to prepayments.

     (a) At September 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $615,417,766 was as follows:

          Aggregate gross unrealized appreciation for all investments
          in which there is an excess of value over tax cost ......    $  99,884,262

          Aggregate gross unrealized depreciation for all investments
          in which there is an excess of tax cost over value ......      (39,170,142)
                                                                       --------------
          Net unrealized appreciation .............................    $  60,714,120
                                                                       ==============
-------------------------------------------------------------------------------------

          Purchases and sales of investment securities (excluding short-term investments and direct obligations of the U.S. Government) for the year ended September 30, 1999 aggregated $243,104,701 and $313,829,705, respectively. Purchases and sales of direct obligations of the U.S. Government aggregated $100,871,734 and $78,232,828, respectively.

--------------------------------------------------------------------------------
          The aggregate face value of futures contracts opened and closed during the year ended September 30, 1999 was $57,099,615.
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements

AARP Growth and Income Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Principal     Market
                                                                                                           Amount ($)    Value ($)
----------------------------------------------------------------------------------------------------------------------------------


REPURCHASE AGREEMENTS 1.1%
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/1999 at 5.26% to be repurchased at $67,442,853 on 10/1/1999, collateralized by a
   $65,615,000 U.S. Treasury Note Inflationary Index, 3.625%,
   7/15/2002 (Cost $67,433,000) ........................................................................   67,433,000   67,433,000
                                                                                                                       -----------


Commercial Paper 0.8%
----------------------------------------------------------------------------------------------------------------------------------

Countrywide Home Loans Inc., 5.32%, 10/28/1999 (Cost $49,792,457) ......................................   50,000,000   49,792,457
                                                                                                                       -----------


U.S. GOVERNMENT AGENCY OBLIGATIONS 0.2%
----------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., 10/4/1999 (Cost $11,993,961) .........................................   12,000,000   11,993,961
                                                                                                                       -----------


Convertible Bonds 0.6%
----------------------------------------------------------------------------------------------------------------------------------

Financial 0.2%

Real Estate
Security Capital Corp., 6.5%, 3/29/2016 (b) (c) ........................................................   18,250,000   14,044,908
                                                                                                                       -----------
Media 0.4%

Advertising
Omnicom Group Inc., 2.25%, 1/6/2013 ....................................................................   12,500,000   20,859,375
                                                                                                                       -----------
Total Convertible Bonds (Cost $31,417,224) .............................................................                34,904,283
                                                                                                                       -----------


Convertible Preferred Stocks 1.4%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Shares
----------------------------------------------------------------------------------------------------------------------------------

Consumer Staples 0.6%

Food & Beverage
Suiza Foods Corp. 2.7% .................................................................................      959,900   33,836,475
                                                                                                                       -----------
Health 0.6%

Biotechnology
Monsanto Co., 6.5%, ....................................................................................      914,800   32,932,800
                                                                                                                       -----------
Financial 0.1%

Real Estate
ProLogis Trust "B" (REIT), 7.0% ........................................................................      321,500    7,836,563
                                                                                                                       -----------
Metals & Minerals 0.1%

Precious Metals
Freeport McMoRan Copper & Gold, Inc., 7.0% .............................................................      424,700    7,485,338
                                                                                                                       -----------
Total Convertible Preferred Stocks (Cost $104,044,755) .................................................                82,091,176
                                                                                                                       -----------


    The accompanying notes are an integral part of the financial statements

AARP Growth and Income Fund

------------------------------------------------------------------------------------------------
                                                                                    Market
                                                                     Shares        Value ($)
------------------------------------------------------------------------------------------------


Common Stocks 95.9%
------------------------------------------------------------------------------------------------

Consumer Discretionary 0.7%

Department & Chain Stores
Federated Department Stores, Inc.* ...........................               1              44
Rite Aid Corp. ...............................................       1,889,200      26,094,575
Sears, Roebuck & Co. .........................................         646,300      20,277,663
                                                                                 -------------
                                                                                    46,372,282
                                                                                 -------------
Consumer Staples 4.0%

Food & Beverage 1.9%
Albertson's Inc. .............................................       1,365,196      54,010,567
H.J. Heinz Co. ...............................................       1,452,400      62,453,200
                                                                                 -------------
                                                                                   116,463,767
                                                                                 -------------
Package Goods/Cosmetics 2.1%
Avon Products, Inc. ..........................................       3,534,900      87,709,706
Gillette Co. .................................................       1,159,200      39,340,350
                                                                                 -------------
                                                                                   127,050,056
                                                                                 -------------
Health 4.5%

Pharmaceuticals
American Home Products Corp. .................................       2,989,000     124,043,500
Bristol-Myers Squibb Co. .....................................       1,239,900      83,693,250
Glaxo Wellcome PLC ...........................................         810,239      21,007,580
SmithKline Beecham PLC (ADR) .................................         783,800      45,166,475
                                                                                 -------------
                                                                                   273,910,805
                                                                                 -------------
Communications 16.7%

Telephone/Communications
Alltel Corp. .................................................       1,381,200      97,201,950
Ameritech Corp. ..............................................         994,200      66,797,813
Bell Atlantic Corp. ..........................................       3,404,480     229,164,060
BellSouth Corp. ..............................................       2,960,400     133,218,000
Compania de Telefonos de Chile, S.A. (ADR) (New) .............          52,192         942,718
GTE Corp. ....................................................       2,180,100     167,595,188
Global Crossing Holdings Ltd.* ...............................       2,367,750      62,745,375
SBC Communications, Inc. .....................................       1,888,600      96,436,638
Sprint Corp. .................................................       2,698,100     146,371,925
Telesp Participacoes S.A. (pfd.) .............................     895,758,000      13,967,121
                                                                                 -------------
                                                                                 1,014,440,788
                                                                                 -------------
Financial 17.5%

Banks 7.7%
Bank of America Corp. ........................................       2,417,831     134,642,964
Bank One Corp. ...............................................       1,284,978      44,733,297
Chase Manhattan Corp. ........................................       1,359,700     102,487,388
First Union Corp. ............................................       1,518,074      53,986,507
Fleet Financial Group Inc. ...................................       1,390,600      50,930,725



    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------
                                                                                  Market
                                                                    Shares       Value ($)
-------------------------------------------------------------------------------------------

KeyCorp ......................................................     1,230,800    31,770,025
US Bancorp ...................................................     1,601,000    48,330,188
                                                                               -----------
                                                                               466,881,094
                                                                               -----------
Insurance 3.3%
Allstate Corp. ...............................................     1,141,500    28,466,156
Lincoln National Corp. .......................................       757,000    28,434,813
Marsh & McLennan Companies, Inc. .............................       442,800    30,331,800
Safeco Corp. .................................................     1,087,000    30,436,000
XL Capital Ltd. "A" ..........................................     1,940,017    87,300,765
                                                                               -----------
                                                                               204,969,534
                                                                               -----------
Consumer Finance 0.5%
SLM Holding Corp. ............................................       691,000    29,713,000
                                                                               -----------
Other Financial Companies 1.7%
Advanta Corp. "B" ............................................        68,801       808,412
Federal National Mortgage Association ........................     1,620,600   101,591,363
                                                                               -----------
                                                                               102,399,775
                                                                               -----------
Real Estate 4.3%
Arden Realty Group, Inc. (REIT) ..............................     1,298,700    28,246,725
Boston Properties, Inc. (REIT) ...............................       988,900    30,346,869
Equity Office Properties Trust (REIT) ........................     1,679,200    39,041,400
General Growth Properties, Inc. (REIT) .......................     2,004,900    63,154,350
Prentiss Properties Trust (REIT) .............................     1,279,100    28,380,031
ProLogis Trust (REIT) ........................................     2,816,172    53,155,247
Security Capital Group Inc. "A"* .............................        17,398    12,613,203
Spieker Properties, Inc. (REIT) ..............................       150,000     5,203,125
                                                                               -----------
                                                                               260,140,950
                                                                               -----------
Service Industries 1.1%

Printing/Publishing
McGraw-Hill Companies Inc. ...................................     1,373,700    66,452,738
                                                                               -----------
Durables 8.1%

Aerospace 4.3%
Lockheed Martin Corp. ........................................     3,058,246    99,966,416
Northrop Grumman Corp. .......................................       993,500    63,149,344
Rockwell International Corp. (New) ...........................     1,871,000    98,227,500
                                                                               -----------
                                                                               261,343,260
                                                                               -----------
Automobiles 2.9%
Ford Motor Co. ...............................................     2,681,400   134,572,763
Meritor Automotive, Inc. .....................................     2,078,466    43,387,978
                                                                               -----------
                                                                               177,960,741
                                                                               -----------
Construction/Agricultural Equipment 0.9%
PACCAR, Inc. .................................................     1,085,900    55,245,163
                                                                               -----------
Manufacturing 15.0%

Chemicals 1.1%
Akzo Nobel N.V ...............................................       590,899    25,094,653
Lyondell Petrochemical Co. ...................................     3,192,400    42,698,350
                                                                               -----------
                                                                                67,793,003
                                                                               -----------



    The accompanying notes are an integral part of the financial statements

AARP Growth and Income Fund

-------------------------------------------------------------------------------------------
                                                                                  Market
                                                                     Shares      Value ($)
-------------------------------------------------------------------------------------------

Containers & Paper 0.7%

Temple-Inland Inc. ...........................................       640,200    38,732,100
                                                                              ------------
Diversified Manufacturing 1.3%

Canadian Pacific Ltd. (Ord.) .................................       877,500    20,092,681
Koninklijke (Royal) Philips Electronics N.V ..................       625,000    63,222,726
                                                                              ------------
                                                                                83,315,407
                                                                              ------------
Electrical Products 2.0%

Emerson Electric Co. .........................................       975,500    61,639,406
Thomas & Betts Corp. .........................................     1,146,200    58,456,200
                                                                              ------------
                                                                               120,095,606
                                                                              ------------
Industrial Specialty 5.2%

Corning Inc. .................................................     4,635,800   317,842,038
                                                                              ------------
Machinery/Components/Controls 1.2%

Parker-Hannifin Corp. ........................................     1,578,300    70,727,569
                                                                              ------------
Office Equipment/Supplies 3.0%

Xerox Corp. ..................................................     4,377,000   183,560,438
                                                                              ------------
Specialty Chemicals 0.5%

Air Products & Chemicals, Inc. ...............................     1,023,400    29,742,551
                                                                              ------------
Technology 3.8%

Computer Software 2.0%
Computer Associates International, Inc. ......................       798,600    48,914,250
Oracle Corp.* ................................................     1,567,400    71,316,700
                                                                              ------------
                                                                               120,230,950
                                                                              ------------
Electronic Data Processing 1.1%

Hewlett-Packard Co. ..........................................       700,100    64,409,200
                                                                              ------------
Semiconductors 0.7%

Conexant Systems, Inc.* ......................................       595,000    43,230,469
                                                                              ------------
Energy 12.7%

Oil & Gas Production 3.6%
Burlington Resources, Inc. ...................................       717,100    26,353,425
Conoco Inc. "A" ..............................................     2,538,800    70,451,700
Conoco, Inc. "B" .............................................     1,919,042    52,533,775
Royal Dutch Petroleum Co. (New York shares) ..................     1,209,500    71,436,094
                                                                              ------------
                                                                               220,774,994
                                                                              ------------
Oil Companies 8.0%

Chevron Corp. ................................................       440,400    39,085,500
Elf Aquitaine S.A ............................................       759,800   132,962,142
Mobil Corp. ..................................................       847,000    85,335,250
Texaco Inc. ..................................................     1,875,400   118,384,625
Total Fina S.A. "B" ..........................................       558,447    70,315,138
Total Fina S.A. (ADR) ........................................       569,496    36,127,403
                                                                              ------------
                                                                               482,210,058
                                                                              ------------
Oil/Gas Transmission 1.1%

Williams Cos., Inc. ..........................................     1,814,700    67,937,831
                                                                              ------------
Metals & Minerals 1.1%

Precious Metals 0.0%
Freeport McMoRan Copper & Gold, Inc. "A" .....................       175,710     2,437,976
                                                                              ------------



    The accompanying notes are an integral part of the financial statements




-----------------------------------------------------------------------------------------------
                                                                       Market
                                                                      Shares        Value ($)
-----------------------------------------------------------------------------------------------

Steel & Metals 1.1%

Allegheny Teledyne Inc. ......................................       3,810,510      64,302,356
                                                                                 -------------
Construction 2.5%

Building Products 1.0%
Georgia Pacific Group ........................................       1,444,800      58,514,400
                                                                                 -------------
Forest Products 1.5%

Weyerhaeuser Co. .............................................       1,623,100      93,531,138
                                                                                 -------------
Transportation 4.5%

Airlines 0.7%
AMR Corp.* ...................................................         584,700      31,866,150
US Airways Group, Inc.* ......................................         474,500      12,455,625
                                                                                 -------------
                                                                                    44,321,775
                                                                                 -------------
Railroads 3.8%

CSX Corp. ....................................................       2,991,300     126,756,338
Canadian National Railway Co. ................................       1,844,000      56,046,340
Norfolk Southern Corp. .......................................       1,871,100      45,841,950
                                                                                 -------------
                                                                                   228,644,628
                                                                                 -------------
Utilities 3.7%

Electric Utilities
CINergy Corp. ................................................       2,326,600      65,871,863
PacifiCorp ...................................................       3,587,600      72,200,450
Unicom Corp. .................................................       2,316,000      85,547,250
                                                                                 -------------
                                                                                   223,619,563
                                                                                 -------------
Total Common Stocks (Cost $4,524,322,533) ....................                   5,829,318,003
                                                                                 -------------
-----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $4,789,003,930) .....                   6,075,532,880
                                                                                 =============
-----------------------------------------------------------------------------------------------

     *    Non income producing security.

     (a) At September 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,787,452,881 was as follows:

         Aggregate gross unrealized appreciation for all investments in
         which there is an excess of value over tax cost ..................     $ 1,620,212,676

         Aggregate gross unrealized depreciation for all investments in
         which there  is an excess of tax cost over value .................        (332,132,677)
                                                                                ----------------
         Net unrealized appreciation ......................................     $ 1,288,079,999
                                                                                ================

     (b)  Securities  valued in good  faith by the  Valuation  Committee  of the
          Board of Trustees amounted to $14,044,908 (0.23% of net assets). Their values have been  estimated by the Board of Trustees in the absence of readily ascertainable market values. However,  because of the inherent
          uncertainty   of  valuation,   those   estimated   values  may  differ
          significantly  from the  values  that would have been used had a ready market  for the  securities  existed,  and  the  difference  could  be material.  The cost of these  securities  at  September  30,  1999 was
          $18,250,000. These securities may also have certain restrictions as to resale.

     (c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at September 30, 1999 amounted to $14,044,908, which represents 0.23% of net assets. Information concerning such restricted securities at September 30, 1999 is as follows:

         Security                                            Acquisition Date      Cost ($)
         --------                                            ----------------      --------
         Security Capital Corp., 6.5%, 3/29/2016                 4/19/1996        18,250,000

---------------------------------------------------------------------------------------------

          Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1999, aggregated
          $1,988,963,221 and $2,935,495,558, respectively.



    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Principal       Market
                                                                                                          Amount ($)     Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 1.2%
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank & Trust Co., dated 9/30/1999 at 5.26% to be repurchased at $6,964,017 on 10/1/1999, collateralized by a
   $6,140,000 U.S. Treasury Bond, 7.5%, 11/15/2024 (Cost $6,963,000) ...................................    6,963,000    6,963,000
                                                                                                                        ----------


U.S. GOVERNMENT & AGENCIES 0.2%
----------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bill, 12/2/1999 (b) (Cost $917,635) ......................................................      925,000      917,674
                                                                                                                        ----------


Common Stocks 98.6%
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Shares
----------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 6.7%

Apparel & Shoes 0.1%
Fruit of the Loom, Inc.* ...............................................................................          300          994
Liz Claiborne Inc. .....................................................................................          400       12,400
Nike, Inc. "B" .........................................................................................       10,900      619,938
Too Inc.* ..............................................................................................        1,459       26,171
                                                                                                                        ----------
                                                                                                                           659,503
                                                                                                                        ----------
Department & Chain Stores 5.1%
Best Buy Co., Inc.* ....................................................................................       15,300      949,556
CVS Corp. ..............................................................................................       11,700      477,506
Consolidated Stores Corp.* .............................................................................          300        6,619
Costco Wholesale Corp.* ................................................................................       12,100      871,200
Dayton Hudson Corp. ....................................................................................       19,600    1,177,225
Dillard's Inc. .........................................................................................          100        2,031
Dollar General Corp. ...................................................................................        2,968       91,637
Federated Department Stores, Inc.* .....................................................................        2,400      104,850
Gap Inc. ...............................................................................................       51,125    1,636,000
Home Depot, Inc. .......................................................................................       91,200    6,258,600
J.C. Penney Co., Inc. ..................................................................................       71,000    2,440,625
Kmart Corp.* ...........................................................................................        2,800       32,725
Kohl's Corp.* ..........................................................................................        7,200      476,100
Longs Drug Stores, Inc. ................................................................................          600       17,925
Lowe's Companies, Inc. .................................................................................       17,200      838,500
May Department Stores ..................................................................................       24,150      879,966
Nordstrom, Inc. ........................................................................................        4,700      126,900
Rite Aid Corp. .........................................................................................       15,700      216,856
Sears, Roebuck & Co. ...................................................................................       22,800      715,350
TJX Companies, Inc. (New) ..............................................................................       12,200      342,363
The Limited, Inc. ......................................................................................       10,214      390,686
Wal-Mart Stores Inc. ...................................................................................      207,900    9,888,244
Walgreen Co. ...........................................................................................       47,400    1,202,775
                                                                                                                        ----------
                                                                                                                        29,144,239
                                                                                                                        ----------


    The accompanying notes are an integral part of the financial statements


----------------------------------------------------------------------------------------
                                                                               Market
                                                                     Shares   Value ($)
----------------------------------------------------------------------------------------

Home Furnishings 0.3%

Newell Rubbermaid Inc. .......................................      16,000     457,000
Tupperware Corp. .............................................      47,500     961,875
                                                                             ---------
                                                                             1,418,875
                                                                             ---------
Hotels & Casinos 0.3%

Carnival Corp. "A" ...........................................      38,600   1,679,100
Hilton Hotels Corp. ..........................................       3,100      30,613
Marriott International, Inc. "A" .............................       3,600     117,675
                                                                             ---------
                                                                             1,827,388
                                                                             ---------
Recreational Products 0.1%

Brunswick Corp. ..............................................      11,300     281,088
Hasbro, Inc. .................................................       1,875      40,195
Mattel Inc. ..................................................      25,600     486,400
                                                                             ---------
                                                                               807,683
                                                                             ---------
Restaurants 0.6%

Darden Restaurants Inc. ......................................         100       1,956
McDonald's Corp. .............................................      69,600   2,992,800
Tricon Global Restaurants* ...................................       7,720     316,038
Wendy's International, Inc. ..................................         100       2,638
                                                                             ---------
                                                                             3,313,432
                                                                             ---------
Specialty Retail 0.2%

AutoZone, Inc.* ..............................................         100       2,806
Circuit City Stores Inc. .....................................      10,600     447,188
Office Depot Inc. ............................................       5,700      58,069
Pep Boys-- Manny, Moe & Jack .................................         100       1,488
Staples Inc.* ................................................      24,000     523,500
Tandy Corp. ..................................................       4,500     232,594
Toys "R" Us Inc.* ............................................         100       1,500
                                                                             ---------
                                                                             1,267,145
                                                                             ---------
Miscellaneous 0.0%

Fortune Brands, Inc. .........................................       1,700      54,825
                                                                             ---------
Consumer Staples 6.9%

Alcohol 0.3%
Anheuser-Busch Companies, Inc. ...............................      16,700   1,170,044
Seagram Co., Ltd. ............................................      10,600     482,300
                                                                             ---------
                                                                             1,652,344
                                                                             ---------
Consumer Electronic & Photographic 0.4%

Eastman Kodak Co. ............................................      25,600   1,931,200
Maytag Corp. .................................................       1,400      46,638
Polaroid Corp. ...............................................         100       2,600
Whirlpool Corp. ..............................................       9,200     600,875
                                                                             ---------
                                                                             2,581,313
                                                                             ---------
Consumer Specialties 0.3%

American Greeting Corp., "A" .................................       8,900     229,175
Jostens, Inc. ................................................      82,700   1,581,638
                                                                             ---------
                                                                             1,810,813
                                                                             ---------


    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

----------------------------------------------------------------------------------------
                                                                               Market
                                                                     Shares    Value ($)
----------------------------------------------------------------------------------------
Farming 0.0%

Archer-Daniels-Midland Co. ...................................          115        1,402
Pioneer Hi-Bred International, Inc. ..........................        2,640      105,105
                                                                               ---------
                                                                                 106,507
                                                                               ---------
Food & Beverage 3.0%

Agribrands International, Inc.* ..............................           20          993
Albertson's Inc. .............................................        7,164      283,426
Bestfoods ....................................................        3,400      164,900
Campbell Soup Co. ............................................        9,600      375,600
Coca-Cola Co., Inc. ..........................................      109,200    5,248,425
Coca-Cola Enterprises ........................................       23,800      536,988
ConAgra, Inc. ................................................       33,300      751,331
General Mills, Inc. ..........................................        5,400      438,075
H.J. Heinz Co. ...............................................       25,900    1,113,700
Hershey Foods Corp. ..........................................          100        4,869
Kellogg Co. ..................................................       24,200      905,988
Kroger Co.* ..................................................       42,800      944,275
PepsiCo Inc. .................................................       86,700    2,622,675
Quaker Oats Co. ..............................................        6,100      377,438
Ralston Purina Group .........................................        1,500       41,719
SUPERVALU, Inc. ..............................................        2,000       43,625
Safeway Inc.* ................................................       27,700    1,054,331
Unilever NV (New York Shares) ................................       32,603    2,221,079
William Wrigley Jr. Co. ......................................          100        6,881
Winn-Dixie Stores, Inc. ......................................        9,900      293,906
                                                                               ---------
                                                                              17,430,224
                                                                               ---------
Package Goods/Cosmetics 2.4%

Avon Products, Inc. ..........................................       21,700      538,431
Clorox Co. ...................................................       10,000      382,500
Colgate-Palmolive Co. ........................................       33,400    1,528,050
Gillette Co. .................................................       72,900    2,474,044
International Flavors & Fragrances, Inc. .....................       43,000    1,483,500
Kimberly-Clark Corp. .........................................       27,800    1,459,500
Procter & Gamble Co. .........................................       63,200    5,925,000
                                                                               ---------
                                                                              13,791,025
                                                                               ---------
Textiles 0.2%

Springs Industries, Inc. "A" .................................       23,500      797,531
VF Corp. .....................................................        3,300      102,300
                                                                               ---------
                                                                                 899,831
                                                                               ---------
Miscellaneous 0.3%

Nabisco Group Holdings .......................................      103,700    1,555,500
                                                                               ---------
Health 10.5%

Biotechnology 0.5%
Amgen Inc.* ..................................................       36,800    2,999,200
                                                                               ---------
Health Industry Services 0.4%
Cardinal Health, Inc. ........................................       19,050    1,038,225
HEALTHSOUTH Corp.* ...........................................        6,000       36,375


    The accompanying notes are an integral part of the financial statements


------------------------------------------------------------------------------------------
                                                                                Market
                                                                     Shares     Value ($)
------------------------------------------------------------------------------------------

Humana Inc.* .................................................          800        5,500
IMS Health Inc. ..............................................       12,700      289,719
McKesson HBOC, Inc. ..........................................        9,900      287,100
Shared Medical Systems Corp. .................................        1,400       65,450
United Healthcare Corp. ......................................        9,800      477,138
Wellpoint Health Networks Inc.* ..............................        2,700      153,900
                                                                              ----------
                                                                               2,353,407
                                                                              ----------
Hospital Management 0.1%

Columbia/HCA Healthcare Corp. ................................       26,500      561,469
LifePoint Hospitals, Inc.* ...................................            1            9
Tenet Healthcare Corp.* ......................................          500        8,781
Triad Hospitals, Inc.* .......................................            1           10
                                                                              ----------
                                                                                 570,269
                                                                              ----------
Medical Supply & Specialty 1.3%

Bausch & Lomb, Inc. ..........................................        5,400      356,063
Baxter International Inc. ....................................       22,600    1,361,650
Becton, Dickinson & Co. ......................................        8,800      246,950
Biomet Inc. ..................................................        5,600      147,350
Boston Scientific Corp.* .....................................       20,100      496,219
C.R. Bard, Inc. ..............................................       10,500      494,156
Guidant Corp. ................................................       22,500    1,206,563
Mallinckrodt, Inc. ...........................................        5,900      178,106
Medtronic Inc. ...............................................       85,000    3,017,500
St. Jude Medical, Inc.* ......................................          600       18,900
                                                                              ----------
                                                                               7,523,457
                                                                              ----------
Pharmaceuticals 8.2%

Abbott Laboratories ..........................................       95,100    3,494,925
Allergan Specialty Therapeutics, Inc. ........................            5           58
Allergan, Inc. ...............................................        6,800      748,000
Alza Corp.* ..................................................        2,000       85,625
American Home Products Corp. .................................       76,400    3,170,600
Bristol-Myers Squibb Co. .....................................       92,900    6,270,750
Eli Lilly & Co. ..............................................       67,000    4,288,000
Johnson & Johnson ............................................       68,500    6,293,438
Merck & Co., Inc. ............................................      115,300    7,472,881
Pfizer, Inc. .................................................      172,300    6,192,031
Pharmacia & Upjohn, Inc. .....................................       30,500    1,513,563
Schering-Plough Corp. ........................................       87,300    3,808,463
Warner-Lambert Co. ...........................................       52,100    3,458,138
Watson Pharmaceuticals, Inc.* ................................        4,800      146,700
                                                                              ----------
                                                                              46,943,172
                                                                              ----------
Communications 8.6%

Cellular Telephone 0.4%
Nextel Communications, Inc. "A" * ............................       15,200    1,030,750
Sprint Corp. (PCS Group)* ....................................       18,450    1,375,678
                                                                              ----------
                                                                               2,406,428
                                                                              ----------


    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

--------------------------------------------------------------------------------
                                                                        Market
                                                      Shares           Value ($)
--------------------------------------------------------------------------------

Telephone/Communications 8.2%

ADC Telecommunications, Inc.* ..............             4,400           184,525
AT&T Corp. .................................           163,056         7,092,892
Alltel Corp. ...............................            13,000           914,875
Ameritech Corp. ............................            53,400         3,587,813
Bell Atlantic Corp. ........................            84,906         5,715,235
BellSouth Corp. ............................            93,600         4,212,000
GTE Corp. ..................................            57,000         4,381,875
Global Crossing Ltd.* ......................            19,475           516,088
MCI WorldCom, Inc.* ........................            95,419         6,858,241
Nortel Networks Corp. ......................            72,980         3,721,980
SBC Communications, Inc. ...................            98,238         5,016,278
Sprint Corp. ...............................            39,200         2,126,600
US West, Inc. ..............................            54,354         3,101,575
                                                                      ----------
                                                                      47,429,977
                                                                      ----------
Financial 12.9%

Banks 6.0%
BB&T Corp. .................................             3,800           123,025
Banc One Corp. .............................            73,680         2,564,985
Bank of America Corp. ......................            91,093         5,072,741
Bank of New York Co., Inc. .................            32,600         1,090,063
BankBoston Corp. ...........................            19,600           850,150
Chase Manhattan Corp. ......................            43,100         3,248,663
Comerica Inc. ..............................             1,350            68,344
Fifth Third Bancorp ........................             3,025           184,052
First Union Corp. ..........................            86,112         3,062,358
Firstar Corp. ..............................            24,691           632,707
Fleet Financial Group Inc. .................            30,400         1,113,400
Huntington Bancshares Inc. .................             5,126           136,159
J.P. Morgan & Co., Inc. ....................            17,800         2,033,650
KeyCorp ....................................            44,100         1,138,331
MBNA Corp. .................................            61,875         1,411,523
Mellon Bank Corp. ..........................            18,400           621,000
National City Corp. ........................            51,400         1,371,738
PNC Bank Corp. .............................            26,000         1,369,875
Regions Financial Corp. ....................               100             3,000
State Street Corp. .........................             2,400           155,100
Summit Bancorp .............................            14,400           467,100
SunTrust Banks, Inc. .......................             6,700           440,525
US Bancorp .................................            27,106           818,262
Union Planters Corp. .......................            49,400         2,013,050
Wachovia Corp. .............................             4,800           377,400
Washington Mutual, Inc. ....................            21,116           617,643
Wells Fargo Co. ............................            85,400         3,383,975
                                                                      ----------
                                                                      34,368,819
                                                                      ----------
Insurance 2.7%

AFLAC, Inc. ................................            13,600           569,500
Aetna Inc. .................................             2,600           128,050


    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
                                                                        Market
                                                        Shares         Value ($)
--------------------------------------------------------------------------------

Allstate Corp. .............................            29,200           728,175
American General Corp. .....................            10,600           669,788
American International Group, Inc. .........            77,941         6,775,996
Aon Corp. ..................................             5,475           161,855
Chubb Corp. ................................               300            14,944
Cigna Corp. ................................             8,800           684,200
Cincinnati Financial Corp. .................               900            33,778
Conseco, Inc. ..............................             8,783           169,624
Hartford Financial Services Group Inc. .....             1,800            73,575
Jefferson Pilot Corp. ......................             2,800           176,925
Lincoln National Corp. .....................            12,000           450,750
MGIC Investment Corp. ......................               700            33,425
Marsh & McLennan Companies, Inc. ...........            27,750         1,900,875
Progressive Corp. ..........................             3,200           261,400
Providian Financial Corp. ..................            11,850           938,372
Safeco Corp. ...............................            26,800           750,400
St. Paul Companies, Inc. ...................            23,656           650,540
Torchmark Corp. ............................               400            10,350
UnumProvident Corp. ........................             8,400           247,275
                                                                      ----------
                                                                      15,429,797
                                                                      ----------
Consumer Finance 2.8%

American Express Credit Corp. ..............            31,500         4,240,688
Associates First Capital Corp. .............            46,246         1,664,856
Capital One Finance Corp. ..................            15,200           592,800
Citigroup Inc. .............................           165,603         7,286,532
Household International, Inc. ..............            30,759         1,234,205
SLM Holding Corp. ..........................            20,300           872,900
                                                                      ----------
                                                                      15,891,981
                                                                      ----------
Other Financial Companies 1.4%

Bear Stearns Companies, Inc. ...............             1,995            76,683
Federal Home Loan Mortgage Corp. ...........            36,700         1,908,400
Federal National Mortgage Association ......            54,100         3,391,394
Morgan Stanley Dean Witter & Co. ...........            35,895         3,201,385
                                                                      ----------
                                                                       8,577,862
                                                                      ----------
Media 3.2%

Advertising 0.3%
Interpublic Group of Companies Inc. ........            16,600           682,675
Omnicom Group, Inc. ........................            12,200           966,088
                                                                      ----------
                                                                       1,648,763
                                                                      ----------
Broadcasting & Entertainment 2.1%

CBS Corp.* .................................            43,900         2,030,375
Clear Channel Communications, Inc.* ........            17,800         1,421,775
Time Warner Inc. ...........................            79,400         4,823,550
Viacom Inc. "B" ............................            38,000         1,605,500
Walt Disney Co. ............................            96,000         2,484,000
                                                                      ----------
                                                                      12,365,200
                                                                      ----------


    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund



--------------------------------------------------------------------------------
                                                                       Market
                                                       Shares         Value ($)
--------------------------------------------------------------------------------

Cable Television 0.7%

Comcast Corp. "A" ..........................            43,600         1,738,550
Media One Group, Inc.* .....................            29,400         2,008,388
                                                                      ----------
                                                                       3,746,938
                                                                      ----------
Print Media 0.1%

Gannett Co., Inc. ..........................             3,400           235,238
Harcourt General, Inc. .....................               100             4,163
Knight-Ridder, Inc. ........................               200            10,975
New York Times Co. "A" .....................               200             7,500
Times Mirror Co. "A" .......................               100             6,581
Tribune Co. ................................             1,000            49,750
                                                                      ----------
                                                                         314,207
                                                                      ----------
Service Industries 2.5%

EDP Services 0.8%
Automatic Data Processing, Inc. ............            34,000         1,517,250
Electronic Data Systems Corp. ..............            29,600         1,566,950
First Data Corp. ...........................            34,900         1,531,238
                                                                      ----------
                                                                       4,615,438
                                                                      ----------
Environmental Services 0.1%

Waste Management, Inc. .....................            20,100           386,925
                                                                      ----------
Investment 0.7%

Charles Schwab Corp. .......................            60,950         2,053,253
Franklin Resources, Inc. ...................             8,000           246,000
Lehman Brothers Holdings, Inc. .............             3,000           174,938
Merrill Lynch & Co., Inc. ..................            24,100         1,619,219
Paine Webber Group, Inc. ...................             5,500           199,375
Waddel & Reed Financial, Inc. "A" ..........                22               488
                                                                      ----------
                                                                       4,293,273
                                                                      ----------
Miscellaneous Commercial Services 0.1%

Ecolab, Inc. ...............................             3,600           122,850
Paychex, Inc. ..............................            11,150           380,494
Sodexho Marriott Services, Inc.* ...........                25               425
Sysco Corp. ................................               800            28,050
Tektronix Inc. .............................             3,000           100,500
                                                                      ----------
                                                                         632,319
                                                                      ----------
Miscellaneous Consumer Services 0.1%

Cendant Corp.* .............................            18,771           333,185
H & R Block Inc. ...........................             7,300           317,094
Service Corp. International ................            18,900           199,631
                                                                      ----------
                                                                         849,910
                                                                      ----------
Printing/Publishing 0.7%

Deluxe Corp. ...............................            73,000         2,482,000
Dow Jones & Co., Inc. ......................             1,200            64,050
Dun & Bradstreet Corp. (New) ...............            19,300           576,588
Equifax Inc. ...............................               700            19,688


    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
                                                                        Market
                                                        Shares        Value ($)
--------------------------------------------------------------------------------
McGraw-Hill Inc. ...........................            10,100           488,588
R.R. Donnelley & Sons Co. ..................             5,200           150,150
                                                                      ----------
                                                                       3,781,064
                                                                      ----------
Durables 4.8%

Aerospace 1.2%
AlliedSignal Inc. ..........................            27,400         1,642,288
Boeing Co. .................................            46,950         2,001,244
Lockheed Martin Corp. ......................            25,700           840,069
Northrop Grumman Corp. .....................             5,800           368,663
Rockwell International Corp. ...............            13,000           682,500
United Technologies Corp. ..................            26,500         1,571,781
                                                                      ----------
                                                                       7,106,545
                                                                      ----------
Automobiles 1.4%

Cummins Engine Co., Inc. ...................             1,500            74,719
Dana Corp. .................................            16,092           597,416
Delphi Automotive Systems Corp. ............            22,365           359,238
Eaton Corp. ................................             4,300           371,144
Ford Motor Co. .............................            69,900         3,508,106
General Motors Corp. .......................            42,600         2,681,138
Genuine Parts Co. ..........................            24,400           648,125
Midas Inc. .................................                16               330
                                                                      ----------
                                                                       8,240,216
                                                                      ----------
Construction/Agricultural Equipment 0.2%

Case Corp. .................................               100             4,981
Caterpillar Inc. ...........................            17,600           964,700
Deere & Co. ................................             7,800           301,763
                                                                      ----------
                                                                       1,271,444
                                                                      ----------
Leasing Companies 0.0%

IKON Office Solutions, Inc. ................             2,900            30,994
Ryder System, Inc. .........................             1,800            36,675
                                                                      ----------
                                                                          67,669
                                                                      ----------
Telecommunications Equipment 1.9%

Andrew Corp.* ..............................               250             4,344
General Instrument Corp.* ..................             8,900           428,313
Lucent Technologies Inc. ...................           134,050         8,696,494
Scientific-Atlanta, Inc. ...................               500            24,781
Tellabs, Inc. * ............................            24,800         1,412,050
                                                                      ----------
                                                                      10,565,982
                                                                      ----------
Tires 0.1%

Cooper Tire & Rubber Co. ...................               100             1,763
Goodyear Tire & Rubber Co. .................             5,300           255,063
                                                                      ----------
                                                                         256,826
                                                                      ----------
Manufacturing 9.0%

Chemicals 1.5%
B.F. Goodrich Co. ..........................            12,700           368,300
Dow Chemical Co. ...........................            22,900         2,602,013


    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

--------------------------------------------------------------------------------
                                                                        Market
                                                       Shares         Value ($)
--------------------------------------------------------------------------------

E.I. du Pont de Nemours & Co. ..............            44,996         2,739,132
Eastman Chemical Co. .......................            19,000           760,000
Engelhard Corp. ............................               100             1,819
Great Lakes Chemicals Corp. ................               100             3,806
Hercules, Inc. .............................            27,200           778,600
Monsanto Co. ...............................            22,400           799,400
Octel Corp.* ...............................                25               281
Praxair, Inc. ..............................               100             4,600
Rohm & Haas Co. ............................             2,347            84,785
Sigma-Aldrich Corp. ........................               100             3,175
Union Carbide Corp. ........................             1,100            62,494
W.R. Grace & Co.* ..........................             8,500           136,531
                                                                      ----------
                                                                       8,344,936
                                                                      ----------
Containers & Paper 0.2%

Boise Cascade Corp. ........................               800            29,150
Crown Cork & Seal Co., Inc. ................             8,100           196,425
Fort James Corp. ...........................             4,000           106,750
International Paper Co. ....................            17,208           827,060
Sealed Air Corp.* ..........................               353            18,113
Temple-Inland Inc. .........................               500            30,250
                                                                      ----------
                                                                       1,207,748
                                                                      ----------
Diversified Manufacturing 5.5%

Briggs & Stratton Corp. ....................             1,600            93,400
Cooper Industries, Inc. ....................            16,100           752,675
Dover Corp. ................................             1,100            44,963
General Electric Co. .......................           156,500        18,555,031
Honeywell, Inc. ............................             6,000           667,875
ITT Industries Inc. ........................               700            22,269
Minnesota Mining & Manufacturing Co. .......            29,500         2,833,844
National Service Industries, Inc. ..........            30,200           951,300
TRW, Inc. ..................................             9,800           487,550
Tenneco, Inc. ..............................            80,400         1,366,800
Textron, Inc. ..............................             4,100           317,238
Tyco International Ltd. (New) ..............            52,137         5,383,145
                                                                      ----------
                                                                      31,476,090
                                                                      ----------
Electrical Products 0.3%

Emerson Electric Co. .......................            24,300         1,535,456
Thomas & Betts Corp. .......................             8,100           413,100
                                                                      ----------
                                                                       1,948,556
                                                                      ----------
Hand Tools 0.1%

Black & Decker Corp. .......................               100             4,569
Danaher Corp. ..............................             1,700            89,569
Snap-On, Inc. ..............................             2,500            81,250
Stanley Works ..............................            15,800           397,963
                                                                      ----------
                                                                         573,351
                                                                      ----------


    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
                                                                        Market
                                                        Shares         Value ($)
--------------------------------------------------------------------------------

Industrial Specialty 0.7%

Avery Dennison Corp. .......................             2,000           105,500
Corning Inc. ...............................            11,600           795,325
Milacron Inc. ..............................             1,200            21,300
PPG Industries, Inc. .......................             8,700           522,000
Pall Corp. .................................            32,500           753,594
QUALCOMM Inc.* .............................            10,500         1,986,469
Sherwin-Williams Co. .......................               200             4,188
                                                                      ----------
                                                                       4,188,376
                                                                      ----------
Machinery/Components/Controls 0.3%

Illinois Tool Works Inc. ...................             4,700           350,444
Ingersoll-Rand Co. .........................             1,450            79,659
Parker-Hannifin Corp. ......................             1,100            49,294
Pitney Bowes, Inc. .........................            11,000           670,313
Timken Co. .................................            33,900           546,638
                                                                      ----------
                                                                       1,696,348
                                                                      ----------
Office Equipment/Supplies 0.3%

Lexmark International Group Inc. "A"* ......             5,600           450,800
Xerox Corp. ................................            24,600         1,031,663
                                                                      ----------
                                                                       1,482,463
                                                                      ----------
Specialty Chemicals 0.1%

Air Products & Chemicals, Inc. .............             1,500            43,594
Nalco Chemical Co. .........................            15,400           777,700
                                                                      ----------
                                                                         821,294
                                                                      ----------
Miscellaneous 0.0%

PE Corp-PE Biosystems Group ................             3,000           216,750
                                                                      ----------
Technology 19.8%

Computer Software 7.1%
Adobe Systems Inc. .........................             5,000           567,500
America Online Inc.* .......................            62,400         6,489,600
Autodesk, Inc. .............................             1,500            32,813
BMC Software Inc.* .........................            16,000         1,145,000
Computer Associates International, Inc. ....            31,100         1,904,875
Compuware Corp.* ...........................            21,500           560,344
Microsoft Corp.* ...........................           284,700        25,783,144
Oracle Corp.* ..............................            91,950         4,183,725
Parametric Technology Corp.* ...............            11,000           148,500
PeopleSoft Inc. * ..........................             4,600            77,913
                                                                      ----------
                                                                      40,893,414
                                                                      ----------
Diverse Electronic Products 2.3%

Applied Materials, Inc.* ...................            22,800         1,775,550
Dell Computer Corp. ........................           135,800         5,678,138
Harris Corp. ...............................            15,900           439,238
KLA Tencor Corp.* ..........................             6,500           422,500
Motorola Inc. ..............................            37,600         3,308,800
Solectron Corp.* ...........................            19,500         1,400,344
                                                                      ----------
                                                                      13,024,570
                                                                      ----------


    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund


--------------------------------------------------------------------------------
                                                                         Market
                                                       Shares          Value ($)
--------------------------------------------------------------------------------

EDP Peripherals 0.9%

EMC Corp.* .................................            64,400         4,600,575
Network Appliance, Inc. ....................             4,600           329,475
Seagate Technology, Inc.* ..................             8,600           264,988
                                                                      ----------
                                                                       5,195,038
                                                                      ----------
Electronic Components/Distributors 2.1%

Cisco Systems, Inc.* .......................           167,050        11,453,366
Gateway Inc. * .............................            17,800           790,988
                                                                      ----------
                                                                      12,244,354
                                                                      ----------
Electronic Data Processing 4.1%

Apple Computer, Inc.* ......................             6,400           405,200
Ceridian Corp.* ............................             3,000            74,625
Compaq Computer Corp. ......................            85,858         1,969,368
Data General Corp.* ........................               200             4,213
Hewlett-Packard Co. ........................            54,200         4,986,400
International Business Machines Corp. ......            86,000        10,438,250
Silicon Graphics Inc.* .....................               700             7,656
Sun Microsystems, Inc.* ....................            50,300         4,677,900
Unisys Corp.* ..............................            18,500           834,813
                                                                      ----------
                                                                      23,398,425
                                                                      ----------
Military Electronics 0.2%

Computer Sciences Corp.* ...................             9,700           682,031
EG&G, Inc. .................................             4,400           175,175
General Dynamics Corp. .....................               300            18,731
Raytheon Co. "B" ...........................             8,000           397,000
                                                                      ----------
                                                                       1,272,937
                                                                      ----------
Office/Plant Automation 0.1%

3Com Corp.* ................................            15,800           454,250
Cabletron Systems Inc.* ....................               500             7,844
Novell Inc.* ...............................            21,900           453,056
                                                                      ----------
                                                                         915,150
                                                                      ----------
Semiconductors 3.0%

Advanced Micro Devices Inc.* ...............             2,100            36,094
Intel Corp. ................................           154,900        11,511,006
LSI Logic Corp.* ...........................             9,300           478,950
Micron Technology Inc.* ....................            14,300           951,844
National Semiconductor Corp.* ..............             5,900           179,950
Texas Instruments Inc. .....................            50,000         4,112,500
                                                                      ----------
                                                                      17,270,344
                                                                      ----------
Energy 7.4%

Engineering 0.3%
Fluor Corp. ................................             5,200           209,300
Foster Wheeler Corp. .......................           136,500         1,646,531
McDermott International Inc. ...............               400             8,100
                                                                      ----------
                                                                       1,863,931
                                                                      ----------


    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
                                                                         Market
                                                        Shares         Value ($)
--------------------------------------------------------------------------------

Oil & Gas Production 2.0%
Burlington Resources, Inc. .................               100             3,675
Conoco, Inc. "B" ...........................            31,942           874,412
Kerr-McGee Corp. ...........................            33,000         1,817,063
Occidental Petroleum Corp. .................           101,200         2,340,250
Royal Dutch Petroleum Co. (New York shares)            106,600         6,296,063
                                                                      ----------
                                                                      11,331,463
                                                                      ----------
Oil Companies 3.5%

Amerada Hess Corp. .........................               100             6,125
Ashland Inc. ...............................               100             3,363
Atlantic Richfield Co. .....................            30,600         2,711,925
Chevron Corp. ..............................            27,100         2,405,125
Exxon Corp. ................................           121,100         9,196,031
Mobil Corp. ................................            34,800         3,506,100
Phillips Petroleum Co. .....................             7,800           380,250
Texaco Inc. ................................            23,700         1,496,063
USX Marathon Group .........................            14,200           415,350
Unocal Corp. ...............................               100             3,706
                                                                      ----------
                                                                      20,124,038
                                                                      ----------
Oil/Gas Transmission 0.6%

Enron Corp. ................................            29,600         1,221,000
Sempra Energy ..............................            89,271         1,857,953
Sonat, Inc. ................................             5,500           218,281
Sunoco Inc. ................................               400            10,950
Williams Cos., Inc. ........................            10,100           378,119
                                                                      ----------
                                                                       3,686,303
                                                                      ----------
Oilfield Services/Equipment 0.7%

Baker Hughes, Inc. .........................            14,800           429,200
Halliburton Co. ............................            28,100         1,152,100
Rowan Companies, Inc.* .....................             3,400            55,250
Schlumberger Ltd. ..........................            34,300         2,137,319
                                                                      ----------
                                                                       3,773,869
                                                                      ----------
Miscellaneous 0.3%

Reliant Energy, Inc. .......................            74,911         2,027,279
                                                                      ----------
Metals & Minerals 0.8%
Precious Metals 0.0%
Barrick Gold Corp. .........................             5,100           110,925
Freeport McMoRan Copper & Gold, Inc. "B" ...             5,600            87,150
Homestake Mining Co. .......................               100               919
Newmont Mining Corp. .......................               143             3,700
Placer Dome Inc. ...........................               100             1,496
                                                                      ----------
                                                                         204,190
                                                                      ----------
Steel & Metals 0.8%

Alcan Aluminium Ltd. .......................               800            25,133
Alcoa Inc. .................................            12,700           788,194
Allegheny Teledyne Inc. ....................            28,100           474,188
Asarco, Inc. ...............................               100             2,681


    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund



--------------------------------------------------------------------------------
                                                                         Market
                                                       Shares          Value ($)
--------------------------------------------------------------------------------

Bethlehem Steel Corp.* .....................               100               738
Cyprus Amax Minerals Co. ...................            47,700           936,113
Inco Ltd. ..................................               100             2,138
Nucor Corp. ................................               100             4,763
Phelps Dodge Corp. .........................             8,500           468,031
Reynolds Metals Co. ........................             3,000           181,125
USX-US Steel Group, Inc. ...................            38,200           983,650
Worthington Industries, Inc. ...............            53,100           902,700
                                                                      ----------
                                                                       4,769,454
                                                                      ----------
Construction 0.7%

Building Products 0.2%
Armstrong World Industries, Inc. ...........            15,600           701,025
Georgia Pacific Group ......................               800            32,400
Masco Corp. ................................             9,800           303,800
Owens Corning ..............................             2,800            60,725
                                                                      ----------
                                                                       1,097,950
                                                                      ----------
Forest Products 0.5%

Louisiana-Pacific Corp. ....................             4,900            76,563
Potlatch Corp. .............................            41,900         1,725,756
Westvaco Corp. .............................             9,900           253,688
Weyerhaeuser Co. ...........................             9,900           570,488
                                                                      ----------
                                                                       2,626,495
                                                                      ----------
Homebuilding 0.0%

Kaufman & Broad Home Corp. .................               600            12,375
                                                                      ----------
Transportation 0.6%

Air Freight 0.2%
FDX Corp. * ................................            25,220           977,275
                                                                      ----------
Airlines 0.1%

AMR Corp.* .................................               400            21,800
Southwest Airlines Co. .....................            25,025           380,067
US Airways Group, Inc.* ....................             2,400            63,000
                                                                      ----------
                                                                         464,867
                                                                      ----------
Railroads 0.3%

Burlington Northern Santa Fe Corp. .........             4,300           118,250
CSX Corp. ..................................            18,300           775,463
Kansas City Southern Industries, Inc. ......             3,300           153,244
Norfolk Southern Corp. .....................            27,200           666,400
Union Pacific Corp. ........................             2,700           129,769
                                                                      ----------
                                                                       1,843,126
                                                                      ----------
Miscellaneous 0.0%

Laidlaw, Inc. ..............................             4,700            32,190
                                                                      ----------
Utilities 4.2%

Electric Utilities 3.0%
Ameren Corp. ...............................            48,600         1,837,688
American Electric Power Co. ................            56,000         1,911,000
CINergy Corp. ..............................            19,400           549,263
Carolina Power & Light Co. .................               100             3,538


    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------
                                                                                  Market
                                                                    Shares        Value ($)
-------------------------------------------------------------------------------------------

Central & South West Corp. ...................................        87,600     1,850,550
Consolidated Edison Inc. .....................................         4,500       186,750
Constellation Energy Group ...................................        25,000       703,125
DTE Energy Co. ...............................................         3,900       140,888
Dominion Resources Inc. ......................................        46,800     2,111,850
Duke Energy Corp. ............................................         5,604       308,921
Edison International .........................................           100         2,431
Entergy Corp. ................................................        14,800       428,275
FPL Group, Inc. ..............................................           100         5,038
FirstEnergy Corp. ............................................         3,400        86,700
GPU, Inc. ....................................................           700        22,838
New Century Energies Inc. ....................................        25,100       839,281
Northern States Power Co. ....................................        36,500       787,031
P G & E Corp. ................................................           100         2,588
PP&L Resources, Inc. .........................................        27,828       753,095
PacifiCorp ...................................................       101,800     2,048,725
Peco Energy Co. ..............................................        11,300       423,750
Public Service Enterprise Group ..............................        31,300     1,208,963
Southern Co. .................................................        18,200       468,650
Texas Utilities Co., Inc. ....................................        13,622       508,271
Unicom Corp. .................................................         1,600        59,100
                                                                               -----------
                                                                                17,248,309
                                                                               -----------
Natural Gas Distribution 1.2%
Consolidated Natural Gas Corp. ...............................         4,900       305,638
Eastern Enterprises ..........................................        43,200     2,006,100
NICOR, Inc. ..................................................        44,700     1,662,281
ONEOK, Inc. ..................................................        49,100     1,488,344
Peoples Energy Corp. .........................................        46,300     1,629,181
                                                                               -----------
                                                                                 7,091,544
                                                                               -----------
Total Common Stocks (Cost $532,344,724).......................                 568,302,537
                                                                               -----------
-------------------------------------------------------------------------------------------
Total Investment Portfolio - 100% (Cost $540,225,359) ........                 576,183,211
                                                                               ===========
-------------------------------------------------------------------------------------------

     *    Non income producing security.

     (a) At September 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $540,456,806 was as follows:

          Aggregate gross  unrealized  appreciation for all investments
          in which there is an excess of value over tax cost ............     $ 68,347,526

          Aggregate gross  unrealized  depreciation for all investments
          in which there is an excess of tax cost over value ............      (32,621,121)
                                                                               ------------
         Net unrealized appreciation ....................................      $ 35,726,405
                                                                               ============

     (b)  At September 30, 1999,  this  security,  in whole or in part, has been
          pledged  to  cover  initial  margin   requirements  for  open  futures
          contracts.


    The accompanying notes are an integral part of the financial statements

AARP U.S. Stock Index Fund

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

         At September 30, 1999, open futures contracts purchased were as follows:

                                                                              Number           Aggregate           Market
                          Futures                       Expiration         of Contracts      Face Value ($)      Value ($)
                          -------                       ----------         ------------      --------------      ---------

                       S&P 500 Index                  December, 1999            22             7,237,057         7,111,500
                                                                                                               -----------
         Total net unrealized depreciation on open futures contracts purchased                                   (125,557)
                                                                                                               ===========

          The aggregate face value of futures contracts opened and closed during the year ended September 30, 1999 was $365,172,441 and $360,036,932, respectively.
--------------------------------------------------------------------------------

          Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 1999 aggregated $423,618,612 and $12,832,120, respectively.
--------------------------------------------------------------------------------

          From November 1, 1998 through September 30, 1999, the Fund incurred approximately $233,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.


    The accompanying notes are an integral part of the financial statements

AARP Capital Growth Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Principal      Market
                                                                                                            Amount ($)    Value ($)
------------------------------------------------------------------------------------------------------------------------------------


Repurchase Agreements 2.6%
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/1999 at
   5.30% to be repurchased at $45,563,707 on 10/1/1999, collateralized by a
   $44,329,000 U. S. Treasury Note Inflationary Index, 3.625%, 7/15/2002
   (Cost $45,557,000) ..................................................................................    45,557,000    45,557,000
                                                                                                                        ------------


Common Stocks 97.4%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Shares
------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 11.8%

Department & Chain Stores 8.3%
Dayton Hudson Corp. ....................................................................................       544,100    32,680,006
Gap Inc. ...............................................................................................       518,150    16,580,800
Home Depot, Inc. .......................................................................................       665,800    45,690,525
Wal-Mart Stores Inc. ...................................................................................       739,900    35,191,494
Walgreen Co. ...........................................................................................       561,100    14,237,913
                                                                                                                        ------------
                                                                                                                         144,380,738
                                                                                                                        ------------
Recreational Products 1.3%
Electronic Arts Inc.* ..................................................................................       135,000     9,770,625
Premier Parks, Inc.* ...................................................................................       412,900    11,974,100
                                                                                                                        ------------
                                                                                                                          21,744,725
                                                                                                                        ------------
Restaurants 1.6%
McDonald's Corp. .......................................................................................       643,100    27,653,300
                                                                                                                        ------------
Specialty Retail 0.6%
Circuit City Stores Inc. ...............................................................................       245,700    10,365,469
                                                                                                                        ------------
Consumer Staples 6.5%

Alcohol & Tobacco 1.1%
Anheuser-Busch Companies, Inc. .........................................................................       268,800    18,832,800
                                                                                                                        ------------
Food & Beverage 2.3%
Bestfoods ..............................................................................................       361,900    17,552,150
PepsiCo Inc. ...........................................................................................       721,000    21,810,250
                                                                                                                        ------------
                                                                                                                          39,362,400
                                                                                                                        ------------
Package Goods/Cosmetics 3.1%
Gillette Co. ...........................................................................................       404,800    13,737,900
Procter & Gamble Co. ...................................................................................       433,950    40,682,813
                                                                                                                        ------------
                                                                                                                          54,420,713
                                                                                                                        ------------
Health 14.8%

Biotechnology 1.7%
Amgen Inc.* ............................................................................................       130,300    10,619,450
Immunex Corp*  .........................................................................................       224,800     9,750,700
MedImmune, Inc.* .......................................................................................        98,600     9,826,106
                                                                                                                        ------------
                                                                                                                          30,196,256
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements

AARP Capital Growth Fund

-------------------------------------------------------------------------------------------
                                                                                 Market
                                                                     Shares      Value ($)
-------------------------------------------------------------------------------------------

Health Industry Services 0.8%
IMS Health Inc. ..............................................       614,900    14,027,406
                                                                              ------------
Medical Supply & Specialty 2.4%
Baxter International Inc. ....................................       471,700    28,419,925
VISX Inc.* ...................................................       171,700    13,580,397
                                                                              ------------
                                                                                42,000,322
                                                                              ------------
Pharmaceuticals 9.9%
Allergan, Inc. ...............................................       197,600    21,736,000
American Home Products Corp. .................................       459,900    19,085,850
Bristol-Myers Squibb Co. .....................................       553,000    37,327,500
Johnson & Johnson ............................................       168,200    15,453,375
Pfizer, Inc. .................................................       584,700    21,012,656
Schering-Plough Corp. ........................................       575,900    25,123,638
Warner-Lambert Co. ...........................................       469,900    31,189,613
                                                                              ------------
                                                                               170,928,632
                                                                              ------------
Communications 4.0%

Telephone/Communications
Bell Atlantic Corp. ..........................................       420,550    28,308,272
MCI WorldCom, Inc.* ..........................................       573,250    41,202,344
                                                                              ------------
                                                                                69,510,616
                                                                              ------------
Financial 9.3%

Insurance 2.7%
AFLAC, Inc. ..................................................       379,200    15,879,000
American International Group, Inc. ...........................       359,237    31,231,167
                                                                              ------------
                                                                                47,110,167
                                                                              ------------
Consumer Finance 4.4%
American Express Credit Corp. ................................       267,500    36,012,188
Associates First Capital Corp. ...............................       452,600    16,293,600
Citigroup Inc. ...............................................       533,950    23,493,800
                                                                              ------------
                                                                                75,799,588
                                                                              ------------
Other Financial Companies 2.2%
Federal National Mortgage Association ........................       595,300    37,317,869
                                                                              ------------
Media 6.8%

Advertising 1.6%
Omnicom Group, Inc. ..........................................       348,600    27,604,763
                                                                              ------------
Broadcasting & Entertainment 1.8%
Infinity Broadcasting Corp.* .................................       473,900    13,891,194
Viacom Inc. "B"* .............................................       388,900    16,431,025
                                                                              ------------
                                                                                30,322,219
                                                                              ------------
Cable Television 3.4%
AT&T Corp-- Liberty Media Group* .............................       943,700    35,034,863
Comcast Corp. "A" ............................................       598,700    23,873,163
                                                                              ------------
                                                                                58,908,026
                                                                              ------------

    The accompanying notes are an integral part of the financial statements


-------------------------------------------------------------------------------------------
                                                                                  Market
                                                                     Shares     Value ($)
-------------------------------------------------------------------------------------------

Service Industries 5.9%

EDP Services 4.6%
America Online Inc.* .........................................       306,200    31,844,800
Automatic Data Processing, Inc. ..............................       515,500    23,004,188
Electronic Data Systems Corp. ................................       455,600    24,118,325
                                                                              ------------
                                                                                78,967,313
                                                                              ------------
Printing/Publishing 1.3%
Tribune Co. ..................................................       440,500    21,914,875
                                                                              ------------
Durables 4.5%

Aerospace 1.0%
United Technologies Corp. ....................................       292,000    17,319,250
                                                                              ------------
Telecommunications Equipment 3.5%
Lucent Technologies Inc. .....................................       503,000    32,632,125
Nokia AB Oy "A" (ADR) ........................................       315,900    28,371,761
                                                                              ------------
                                                                                61,003,886
                                                                              ------------
Manufacturing 8.5%

Diversified Manufacturing 5.5%
General Electric Co. .........................................       407,800    48,349,788
Textron, Inc. ................................................       213,100    16,488,613
Tyco International Ltd. (New) ................................       291,500    30,097,375
                                                                              ------------
                                                                                94,935,776
                                                                              ------------
Electrical Products 1.0%
Emerson Electric Co. .........................................       283,600    17,919,975
                                                                              ------------
Industrial Specialty 2.0%
Corning Inc. .................................................       492,900    33,794,456
                                                                              ------------
Technology 20.4%

Computer Software 5.1%
Microsoft Corp.* .............................................       693,800    62,832,263
Oracle Corp.* ................................................       578,600    26,326,300
                                                                              ------------
                                                                                89,158,563
                                                                              ------------
Diverse Electronic Products 2.7%
Applied Materials, Inc.* .....................................       367,400    28,611,275
Motorola Inc. ................................................       202,100    17,784,800
                                                                              ------------
                                                                                46,396,075
                                                                              ------------
EDP Peripherals 1.7%
EMC Corp.* ...................................................       418,000    29,860,875
                                                                              ------------
Electronic Components/Distributors 2.2%
Broadcom Corp.* ..............................................        80,600     8,785,400
Cisco Systems, Inc.* .........................................       416,300    28,542,569
                                                                              ------------
                                                                                37,327,969
                                                                              ------------
EDP 5.3%
Hewlett-Packard Co. ..........................................       171,900    15,814,800
International Business Machines Corp. ........................       314,300    38,148,163
Sun Microsystems, Inc.* ......................................       404,100    37,581,300
                                                                              ------------
                                                                                91,544,263
                                                                              ------------

    The accompanying notes are an integral part of the financial statements

AARP Capital Growth Fund

------------------------------------------------------------------------------------------
                                                                                 Market
                                                                     Shares     Value ($)
------------------------------------------------------------------------------------------

Semiconductors 3.4%
Intel Corp. ..................................................       797,400    59,256,788
                                                                             -------------
Energy 4.9%

Oil & Gas Production 2.1%
Royal Dutch Petroleum Co. (New York shares) ..................       617,500    36,471,094
                                                                             -------------
Oil Companies 1.2%
Mobil Corp. ..................................................       213,800    21,540,350
                                                                             -------------
Oilfield Services/Equipment 1.6%
Schlumberger Ltd. ............................................       433,700    27,024,931
                                                                             -------------
Total Common Stocks (Cost $1,147,755,339) ....................               1,684,922,448
                                                                             -------------
------------------------------------------------------------------------------------------

Total Investment Portfolio (Cost $1,193,312,339) (a) .........               1,730,479,448
                                                                             =============
------------------------------------------------------------------------------------------


     *    Non income producing security.

     (a) At September 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,195,534,352 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost ...................         $ 580,868,812
                                                                              --------------

        Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value ...................           (45,923,716)
                                                                              --------------

        Net unrealized appreciation .................................         $ 534,945,096
                                                                              ==============

--------------------------------------------------------------------------------------------

     Purchases  and  sales  of  investment   securities   (excluding  short-term
     investments)   for  the  year  ended   September   30,   1999,   aggregated
     $1,117,353,727 and $1,044,136,484, respectively.

    The accompanying notes are an integral part of the financial statements

AARP Small Company Stock Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Principal     Market
                                                                                                         Amount ($)    Value ($)
---------------------------------------------------------------------------------------------------------------------------------


REPURCHASE AGREEMENTS 3.8%
---------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Sreet Bank & Trust Co., dated 9/30/1999 at
   5.26% to be repurchased at $2,527,369 on 10/1/1999, collateralized by a
   $2,560,000 U. S. Treasury Note Inflationary Index, 3.875%,1/15/2009
   (Cost $2,527,000) ...................................................................................   2,527,000   2,527,000
                                                                                                                      ----------


Common Stocks 96.2%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Shares
---------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 16.4%

Apparel & Shoes 3.4%
Brown Shoe Company, Inc. ...............................................................................      20,000     366,250
Genesco Inc.* ..........................................................................................      70,300     878,750
Kellwood Co. ...........................................................................................      18,300     402,600
Oxford Industries, Inc. ................................................................................      17,400     375,188
Stage Stores, Inc.* ....................................................................................      12,600      77,963
The Children's Place Retail Stores, Inc.* ..............................................................       4,000     106,500
Timberland Co. "A"* ....................................................................................       2,000      78,125
                                                                                                                      ----------
                                                                                                                       2,285,376
                                                                                                                      ----------
Department & Chain Stores 1.2%
Ames Department Stores, Inc.* ..........................................................................      22,300     710,813
Goody's Family Clothing, Inc.* .........................................................................       7,300      58,856
                                                                                                                      ----------
                                                                                                                         769,669
                                                                                                                      ----------
Home Furnishings 1.6%
Bush Industries, Inc. "A" ..............................................................................       9,400     122,788
La-Z-Boy Inc. ..........................................................................................      35,400     674,813
Mikasa, Inc. ...........................................................................................      21,400     251,450
                                                                                                                      ----------
                                                                                                                       1,049,051
                                                                                                                      ----------
Hotels & Casinos 0.3%
Hollywood Park, Inc.* ..................................................................................       1,300      19,988
Prime Hospitality Corp.* ...............................................................................      24,700     197,600
                                                                                                                      ----------
                                                                                                                         217,588
                                                                                                                      ----------
Recreational Products 3.5%
CPI Corp. ..............................................................................................      30,400   1,039,300
Coachmen Industries, Inc. ..............................................................................       7,100     109,163
THQ, Inc.* .............................................................................................      10,200     439,875
Thor Industries, Inc. ..................................................................................      29,250     745,875
                                                                                                                      ----------
                                                                                                                       2,334,213
                                                                                                                      ----------
Restaurants 3.7%
Applebee's International Inc. ..........................................................................      10,500     353,719
Avado Brands, Inc. .....................................................................................      26,200     147,375
CEC Entertainment Inc.* ................................................................................      17,700     634,988
IHOP Corp.* ............................................................................................      23,600     477,900

    The accompanying notes are an integral part of the financial statements

AARP Small Company Stock Fund

-------------------------------------------------------------------------------------------
                                                                                  Market
                                                                      Shares     Value ($)
-------------------------------------------------------------------------------------------

Rainforest Cafe Inc.* ........................................         4,800        25,500
Ruby Tuesday, Inc. ...........................................        42,400       826,800
                                                                                ----------
                                                                                 2,466,282
                                                                                ----------
Specialty Retail 2.7%
Friedman's, Inc., "A" ........................................        33,300       293,456
Just For Feet, Inc.* .........................................        18,500        38,156
Pier 1 Imports, Inc. .........................................         7,500        50,625
The Finish Line, Inc. "A"* ...................................        65,100       569,625
Trans World Entertainment Corp.* .............................        10,400       131,950
United Auto Group, Inc.* .....................................         4,000        50,750
Wet Seal, Inc. "A"* ..........................................        22,400       371,000
Zale Corp.* ..................................................         7,400       283,513
                                                                                ----------
                                                                                 1,789,075
                                                                                ----------
Consumer Staples 2.7%

Food & Beverage 2.4%
Michael Foods, Inc. ..........................................        26,000       683,313
Riviana Foods, Inc. ..........................................        33,300       641,025
Ruddick Corp. ................................................        18,000       285,750
                                                                                ----------
                                                                                 1,610,088
                                                                                ----------
Package Goods/Cosmetics 0.3%
Chattem, Inc.* ...............................................         9,100       200,769
                                                                                ----------
Health 1.1%

Health Industry Services 0.7%
Magellan Health Services, Inc.* ..............................        19,800       144,788
Prime Medical Services, Inc.* ................................        30,200       286,900
                                                                                ----------
                                                                                   431,688
                                                                                ----------
Hospital Management 0.2%
Coventry Health Care, Inc.* ..................................        13,100       124,450
                                                                                ----------
Medical Supply & Specialty 0.2%
Summit Technology, Inc.* .....................................         6,800       124,525
                                                                                ----------
Communications 0.7%

Telephone/Communications
Pacific Gateway Exchange, Inc.* ..............................         2,200        36,025
Xircom, Inc.* ................................................        10,200       435,413
                                                                                ----------
                                                                                   471,438
                                                                                ----------
Financial 6.6%

Banks 0.4%
NBT Bancorp Inc. .............................................        16,611       287,578
                                                                                ----------
Insurance 5.1%
American Annuity Group, Inc. .................................         9,200       198,950
Fidelity National Financial, Inc. ............................        24,770       376,194
Harleysville Group, Inc. .....................................        33,800       475,313
Hilb, Rogal & Hamilton Co. ...................................        43,000     1,077,688
Kansas City Life Insurance Co. ...............................         6,400       233,600


    The accompanying notes are an integral part of the financial statements


-------------------------------------------------------------------------------------------
                                                                                   Market
                                                                      Shares      Value ($)
-------------------------------------------------------------------------------------------

RLI Corp. ....................................................        19,375       639,375
Selective Insurance Group, Inc. ..............................        18,800       354,850
                                                                                 ----------
                                                                                 3,355,970
                                                                                ----------
Other Financial Companies 1.1%
Advanta Corp. "A" ............................................         3,500        51,188
Bay View Capital Corp. .......................................        36,200       479,650
Resource America, Inc. "A" ...................................        28,900       214,944
                                                                                ----------
                                                                                   745,782
                                                                                ----------
Media 1.1%

Advertising
Grey Advertising, Inc. .......................................         1,910       702,880
                                                                                ----------
Service Industries 6.5%

Edp Services 0.6%
Computer Horizons Corp.* .....................................         3,300        38,363
Cotelligent, Inc.* ...........................................        12,500        44,531
Pomeroy Computer Resources, Inc.* ............................        31,700       350,681
                                                                                ----------
                                                                                   433,575
                                                                                ----------
Investment 1.5%
Advest Group, Inc. ...........................................        26,600       485,450
Southwest Securities Group, Inc. .............................        18,420       497,340
                                                                                ----------
                                                                                   982,790
                                                                                ----------
Miscellaneous Commercial Services 2.9%
ABM Industries, Inc. .........................................        32,200       817,075
Dycom Industries, Inc.* ......................................         2,000        84,375
IMCO Recycling Inc. ..........................................        24,300       364,500
IT Group, Inc.* ..............................................        12,000       114,750
Labor Ready, Inc.* ...........................................        21,100       212,319
Personnel Group of America, Inc.* ............................        21,100       131,875
SITEL Corp.* .................................................         9,100        38,675
Source Information Management Co.* ...........................           100         1,419
Volt Information Sciences, Inc.* .............................         7,000       169,750
                                                                                ----------
                                                                                 1,934,738
                                                                                ----------
Printing/Publishing 1.5%
Applied Graphics Technologies, Inc.* .........................        19,700       169,913
Merrill Corp. ................................................        40,000       797,500
                                                                                ----------
                                                                                   967,413
                                                                                ----------
Durables 10.1%

Aerospace 2.7%
AAR Corp. ....................................................        11,100       199,800
Aeroflex, Inc.* ..............................................        20,400       248,625
Curtiss-Wright Corp. .........................................        16,900       545,025
Kaman Corp. "A" ..............................................        60,200       767,550
                                                                                ----------
                                                                                 1,761,000
                                                                                ----------
Automobiles 3.3%
Borg-Warner Automotive Inc. ..................................        13,858       595,894
Dura Automotive Systems, Inc.* ...............................        14,588       351,024


    The accompanying notes are an integral part of the financial statements

AARP Small Company Stock Fund

-------------------------------------------------------------------------------------------
                                                                                  Market
                                                                     Shares       Value ($)
-------------------------------------------------------------------------------------------

Simpson Industries, Inc. .....................................        65,500       724,594
Wynn's International, Inc. ...................................        31,500       502,031
                                                                                ----------
                                                                                 2,173,543
                                                                                ----------
Construction/Agricultural Equipment 1.9%
Cascade Corp. ................................................        36,800       386,400
Terex Corp.* .................................................         3,700       116,550
The Manitowoc Company, Inc. ..................................        22,950       783,169
                                                                                ----------
                                                                                 1,286,119
                                                                                ----------
Leasing Companies 2.2%
Aaron Rents, Inc. ............................................        42,800       738,300
McGrath Rentcorp .............................................        36,700       660,600
National Equipment Services, Inc.* ...........................         3,200        32,600
                                                                                ----------
                                                                                 1,431,500
                                                                                ----------
Manufacturing 21.4%

Chemicals 1.2%
Stepan Co. ...................................................        35,800       816,688
                                                                                ----------
Containers & Paper 0.2%
Chesapeake Corp. .............................................         2,000        60,500
Wausau-Mosinee Paper Corp. ...................................         4,970        60,261
                                                                                ----------
                                                                                   120,761
                                                                                ----------
Diversified Manufacturing 3.8%
Barnes Group, Inc. ...........................................        37,400       750,338
Clarcor, Inc. ................................................        23,250       390,891
NCH Corp. ....................................................        11,400       515,138
Robbins & Myers, Inc. ........................................        11,300       175,150
Salton, Inc.* ................................................        11,200       338,100
Tredegar Industries, Inc. ....................................        13,200       282,150
Valmont Industries ...........................................         3,500        59,063
                                                                                ----------
                                                                                 2,510,830
                                                                                ----------
Electrical Products 0.9%
C&D Technologies, Inc. .......................................         2,500        90,781
The Alpine Group, Inc.* ......................................        28,000       362,250
Windmere-Durable Holdings, Inc.* .............................        12,800       154,400
                                                                                ----------
                                                                                   607,431
                                                                                ----------
Hand Tools 0.7%
L.S. Starrett Corp. ..........................................        17,900       445,263
                                                                                ----------
Industrial Specialty 6.3%
Albany International Corp. "A"* ..............................        12,333       186,537
Commercial Intertech Corp. ...................................        46,700       563,319
Commercial Metals Co. ........................................        13,000       373,750
General Cable Corp. ..........................................        10,700       128,400
Lawson Products, Inc. ........................................        41,800       903,925
NBTY Inc.* ...................................................        32,600       248,575
Pillowtex Corp. ..............................................        16,800       126,000
Regal-Beloit Corp. ...........................................        36,500       757,375


    The accompanying notes are an integral part of the financial statements

------------------------------------------------------------------------------------------
                                                                                  Market
                                                                      Shares     Value ($)
------------------------------------------------------------------------------------------

Spartech Corp. ...............................................        25,300       741,606
Twinlab Corp.* ...............................................        18,900       167,738
                                                                                ----------
                                                                                 4,197,225
                                                                                ----------
Machinery/Components/Controls 4.6%
Amcast Industrial Corp. ......................................        22,600       300,863
Columbus McKinnon Corp. ......................................        30,800       531,300
Intermet Corp. ...............................................        38,800       328,588
MotivePower Industries, Inc.* ................................        18,150       199,650
Reliance Steel & Aluminum Co. ................................        22,950       481,950
Shaw Group, Inc.* ............................................        32,000       718,000
Thomas Industries, Inc. ......................................        11,500       214,906
Woodward Governor Co. ........................................        11,100       276,806
                                                                                ----------
                                                                                 3,052,063
                                                                                ----------
Wholesale Distributors 3.7%
Applied Industrial Technology, Inc. ..........................        27,800       500,400
Barnett, Inc.* ...............................................         2,600        23,888
Bindley Western Industries, Inc. .............................        49,288       705,435
Daisytek International Corp.* ................................        10,200       143,438
Hughes Supply, Inc. ..........................................        24,750       538,313
Insight Enterprises, Inc.* ...................................        17,575       571,188
                                                                                ----------
                                                                                 2,482,662
                                                                                ----------
Technology 6.4%

Computer Software 2.7%
Activision, Inc.* ............................................        23,100       407,138
MTI Technology Corp.* ........................................        10,000       230,625
MTS Systems Corp. ............................................        49,000       508,375
Structural Dynamics Research Corp.* ..........................        43,600       655,363
                                                                                ----------
                                                                                 1,801,501
                                                                                ----------
EDP Peripherals 0.1%
NeoMagic Corp.* ..............................................        11,300        87,575
                                                                                ----------
Electronic Components/Distributors 3.2%
Park Electrochemical Corp. ...................................        18,200       598,325
Pioneer-Standard Electronics, Inc. ...........................        43,100       622,256
Technitrol, Inc. .............................................        25,500       898,875
                                                                                ----------
                                                                                 2,119,456
                                                                                ----------
Office/Plant Automation 0.1%
CACI International, Inc.* ....................................         1,700        36,231
                                                                                ----------
Semiconductors 0.3%
Alliance Semiconductor Corp. .................................        20,000       212,500
                                                                                ----------
Energy 2.0%

Oil & Gas Production 0.9%
Marine Drilling Companies, Inc.* .............................        16,700       264,069
UTI Energy Corp.* ............................................        17,600       342,100
                                                                                ----------
                                                                                   606,169
                                                                                ----------
Oilfield Services/Equipment 1.1%
Veritas DGC Inc.* ............................................        36,300       698,775
                                                                                ----------


    The accompanying notes are an integral part of the financial statements

AARP Small Company Stock Fund

-------------------------------------------------------------------------------------------
                                                                                   Market
                                                                       Shares     Value ($)
-------------------------------------------------------------------------------------------

Construction 6.9%

Building Materials 3.4%
Ameron International Corp. ...................................        20,300       952,831
Florida Rock Industries, Inc. ................................        26,100       906,975
Texas Industries, Inc. .......................................        11,100       410,700
                                                                                ----------
                                                                                 2,270,506
                                                                                ----------
Homebuilding 2.0%
Skyline Corp. ................................................        36,600       940,163
Standard Pacific Corp. .......................................        35,500       363,875
                                                                                ----------
                                                                                 1,304,038
                                                                                ----------
Miscellaneous 1.5%
Granite Construction, Inc. ...................................        38,100       992,981
                                                                                ----------
Transportation 2.4%

Airlines 0.7%
Alaska Air Group Inc.* .......................................         9,600       390,600
Frontier Airlines, Inc.* .....................................         7,600        72,200
                                                                                ----------
                                                                                   462,800
                                                                                ----------
Trucking 1.7%
Roadway Express, Inc. ........................................        24,200       488,538
USFreightways Corp. ..........................................        13,600       644,300
                                                                                ----------
                                                                                 1,132,838
                                                                                ----------
Utilities 11.9%

Electric Utilities 6.2%
Black Hills Corp. ............................................        41,700       972,131
Northwestern Corp. ...........................................        36,500       830,375
Public Service Co. of New Mexico .............................        19,700       359,525
SIGCORP, Inc. ................................................        33,200       846,600
TNP Enterprises, Inc. ........................................        27,700     1,078,569
                                                                                ----------
                                                                                 4,087,200
                                                                                ----------
Natural Gas Distribution 4.3%
CTG Resources Inc. ...........................................        14,000       495,250
Connecticut Energy Corp. .....................................         4,400       170,225
Energen Corp. ................................................        30,800       623,700
Laclede Gas Co. ..............................................        21,900       498,225
NUI Corp. ....................................................        39,300       972,658
ONEOK, Inc. ..................................................         2,400        72,750
                                                                                ----------
                                                                                 2,832,808
                                                                                ----------
Water Supply 1.4%
California Water Service Group ...............................        33,700       922,538
                                                                                ----------
Total Common Stocks (Cost $66,240,335) .......................                  63,737,939
                                                                                ----------

-------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $68,767,335) (a) .....                 66,264,939
                                                                                ==========
-------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

     *    Non income producing security.

     (a) At September 30, 1999, the net unrealized depreciation on investments based on cost for federal income tax purposes of $68,767,335 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost .....................      $  8,189,648

         Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value .....................       (10,692,044)
                                                                              -------------
         Net unrealized depreciation ...................................      $ (2,502,396)
                                                                              =============
-------------------------------------------------------------------------------------------

          Purchases and sales of  investment  securities  (excluding  short-term
          investments)   for  the  year  ended  September  30,  1999  aggregated
          $14,957,146 and $53,436,254, respectively.

-------------------------------------------------------------------------------------------

          At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $665,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully realized, or until September 30, 2006 ($2,000) and September 30, 2007 ($663,000), the respective expiration dates. In addition, from November 1, 1998 through September 30, 1999 the Fund incurred approximately $3,397,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2000.



    The accompanying notes are an integral part of the financial statements

AARP Global Growth Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Principal      Market
                                                                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------------------------------------------------------


Repurchase Agreements 2.4%
--------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/1999 at 5.30% to be repurchased at $3,373,497 on 10/1/1999, collateralized by a
   $3,564,000 U.S. Treasury Bond, 6.0%, 2/15/2026 (Cost $3,373,000) ....................................   3,373,000   3,373,000
                                                                                                                      ----------


PARTICIPATION LOAN NOTES 0.3%
--------------------------------------------------------------------------------------------------------------------------------

Luxembourg

Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to 12/31/2005, 1%
plus 26.45% of net available cash flow to 4/30/2040 (Cost $404,411) ....................................         300(b)  451,362
                                                                                                                      ----------


Common Stocks 97.3%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Shares
--------------------------------------------------------------------------------------------------------------------------------

Australia 3.3%

Broken Hill Proprietary Co., Ltd. (Petroleum and mineral exploration and steel
   production) .........................................................................................      68,900     793,556
Foster's Brewing Group, Ltd. (Leading brewery) .........................................................     356,858   1,005,988
WMC Ltd. (Mineral exploration and production) ..........................................................     195,800     996,600
Woodside Petroleum Ltd. (Major oil and gas producer) ...................................................     259,800   1,803,317
                                                                                                                      ----------
                                                                                                                       4,599,461
                                                                                                                      ----------
Austria 0.4%

Flughafen Wien AG (Operator of terminals and facilities at Vienna International
   Airport) ............................................................................................      14,100     563,751
                                                                                                                      ----------
Brazil 1.4%

Aracruz Celulose S.A. (ADR) (Producer of eucalyptus kraft pulp) ........................................      38,650     806,819
Companhia Vale do Rio Doce (Diverse mining and industrial complex) .....................................      55,200   1,156,216
                                                                                                                      ----------
                                                                                                                       1,963,035
                                                                                                                      ----------
Canada 4.6%

BCE, Inc. (Telecommunication services) .................................................................      21,600   1,074,554
Barrick Gold Corp. (Gold exploration and production in North and South
   America) ............................................................................................      84,600   1,840,050
Canadian National Railway Co. (Railroad operator) ......................................................      48,000   1,458,907
Canadian Pacific Ltd. (Ord.) (Transportation and natural resource conglomerate) ........................      46,050   1,054,436
Molson Cos., Ltd. "A" (Brewery) ........................................................................      44,900     775,668
Noranda, Inc. (Operator in mining and metals) ..........................................................      26,100     356,621
                                                                                                                      ----------
                                                                                                                       6,560,236
                                                                                                                      ----------
France 2.2%

Canal Plus (Provider of television programs) ...........................................................      21,280   1,273,853
Compagnie de Saint-Gobain (Glass manufacturer) .........................................................       9,568   1,786,669
                                                                                                                      ----------
                                                                                                                       3,060,522
                                                                                                                      ----------

    The accompanying notes are an integral part of the financial statements


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Market
                                                                                                              Shares   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Germany 9.9%

BASF AG (International chemical producer) ..............................................................      37,640   1,606,551
Bayer AG (Leading chemical producer) ...................................................................      51,505   2,058,193
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) ...........................       6,915     430,175
Hoechst AG (Chemical producer) .........................................................................      47,033   2,052,631
HypoVereinsbank AG (Bank) ..............................................................................      21,256   1,242,931
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance
   company) ............................................................................................       3,924     794,294
RWE AG (pfd.) (Producer of petroleum and chemical products) ............................................      37,337   1,551,786
Schering AG (Pharmaceutical and chemical producer) .....................................................      13,845   1,514,264
Siemens AG (Electrical engineering and electronics company) ............................................       4,300     355,824
VEBA AG (Electric utility, distributor of oil and chemicals) ...........................................      27,031   1,483,995
Viag AG (Provider of electrical power and natural gas services, aluminum
   products, chemicals, ceramics and glass) ............................................................      49,192     934,328
                                                                                                                      ----------
                                                                                                                      14,024,972
                                                                                                                      ----------
Hong Kong 1.6%

Citic Pacific Ltd. (Diversified holding company) .......................................................     247,000     683,638
Hutchison Whampoa, Ltd. (Container terminal and real estate) ...........................................     164,000   1,520,082
                                                                                                                      ----------
                                                                                                                       2,203,720
                                                                                                                      ----------
Japan 20.3%

Asahi Chemical Industry Co., Ltd. (Producer of synthetic fibers, industrial
   chemicals, petrochemicals, plastics, rubber, and food products) .....................................     134,000     746,964
Bank of Tokyo-Mitsubishi, Ltd. (Provider of financial services) ........................................      63,000     968,274
Chugai Pharmaceutical Co., Ltd. (Pharmaceutical company) ...............................................      33,000     398,618
Daiwa Securities Co., Ltd. (Brokerage and other financial services) ....................................     180,000   1,641,286
East Japan Railway Co. (Railroad operator) .............................................................         273   1,739,932
Fuji Bank, Ltd. (Commercial bank) ......................................................................     103,000   1,252,886
Fujitsu Ltd. (Manufacturer of computers) ...............................................................      23,000     717,804
Mitsubishi Estate Co., Ltd. (Real estate company) ......................................................     159,000   1,615,708
Mitsui Fudosan Co., Ltd. (Real estate company) .........................................................      96,000     770,671
NEC Corp. (Manufacturer of telecommunication and computer equipment) ...................................      43,000     867,033
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles) ................................................     153,000     927,665
Sakura Bank, Ltd. (Bank) ...............................................................................     236,000   1,774,770
Sanwa Bank, Ltd. (Bank) ................................................................................      76,000   1,018,049
Sharp Corp. (Manufacturer of consumer and industrial electronics) ......................................     152,000   2,437,601
Shohkoh Fund & Co., Ltd. (Finance company for small and medium-sized firms) ............................       2,300   1,718,838
Sony Corp. (Manufacturer of consumer electronic products) ..............................................      20,500   3,065,943
Sumitomo Metal Mining Co., Ltd. (Gold, nickel and copper mining company) ...............................     102,000     505,302
TDK Corp. (Manufacturer of magnetic tapes and floppy discs) ............................................       9,000   1,043,147
Teijin Ltd. (Manufacturer of polyester products) .......................................................     152,000     732,995
Toray Industries, Inc. (Manufacturer of synthetic fibers, leather and polyester) .......................     155,000     801,372
Toshiba Corp. (General electronics manufacturer) .......................................................     234,000   1,744,332
Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of ethical drugs) ....................................      49,000   2,298,458
                                                                                                                      ----------
                                                                                                                      28,787,648
                                                                                                                      ----------
Netherlands 0.3%

STMicroelectronics (Manufacturer of semiconductor integrated circuits) .................................       5,219     407,646
                                                                                                                      ----------


    The accompanying notes are an integral part of the financial statements

AARP Global Growth Fund


--------------------------------------------------------------------------------------------------------
                                                                                                Market
                                                                                     Shares    Value ($)
--------------------------------------------------------------------------------------------------------

South Africa 0.9%

Anglo American Platinum Corp., Ltd. (ADR) (Platinum producer) ...............       48,765    1,304,464
                                                                                             ----------
Switzerland 4.5%

Clariant AG (Registered) (Manufacturer of color chemicals) ..................        2,889    1,311,866
Nestle SA (Registered) (Food manufacturer) ..................................          666    1,254,170
Roche Holdings AG (PC) (Producer of drugs and medicines) ....................          143    1,658,227
Swisscom AG (Registered) (Operator of telecommunication networks
   and network application services) ........................................        3,598    1,124,450
UBS AG (Registered) (Provider of banking and asset management services) .....        3,557    1,004,749
                                                                                             ----------
                                                                                              6,353,462
                                                                                             ----------
United Kingdom 13.5%

BOC Group PLC (Producer of industrial gases) ................................      107,723    2,248,589
Carlton Communications PLC (Television post production products and services)      178,742    1,353,526
Enterprise Oil PLC (Oil and gas exploration and production) .................      113,267      771,944
General Electric Co., PLC (Manufacturer of power, communications and defense
   equipment) ...............................................................      147,024    1,411,039
Great Universal Stores PLC "A" (Catalog home shopping, retailing, finance and
   property investment) .....................................................       40,327      305,709
J Sainsbury PLC (Retail distributor of food through supermarkets) ...........      254,983    1,590,863
LASMO PLC (Oil production and exploration) ..................................      110,354      260,689
National Grid Group PLC (Owner and operator of electric transmission systems)      198,114    1,382,813
Prudential Corporation PLC (Provider of broad range of financial services) ..       92,732    1,427,327
Railtrack Group PLC (Operator of railway infrastructure) ....................       76,840    1,621,652
Reuters Group PLC (International news and information agency) ...............      137,517    1,552,969
Rio Tinto PLC (Mining and finance company) ..................................      131,709    2,287,443
Shell Transport & Trading PLC (Petroleum company) ...........................      192,000    1,428,637
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare
   products) ................................................................      128,267    1,471,209
Standard Chartered PLC (International banking group operating globally) .....        2,670       38,459
                                                                                             ----------
                                                                                             19,152,868
                                                                                             ----------
United States 34.4%

AT&T Corp -- Liberty Media Group* (Holding company of entertainment
   networks) ................................................................       52,576    1,951,881
AT&T Corp. (Telecommunication services) .....................................       28,043    1,219,871
Amerada Hess Corp. (Exploration, production and transmission of crude oil and
   natural gas) .............................................................       18,700    1,145,375
America Online Inc.* (Provider of online computer services) .................        6,400      665,600
Azurix Corp.* (Provider of wastewater related services) .....................       40,200      690,938
Biogen Inc.* (Biotechnology research and development) .......................       10,900      859,056
CSX Corp. (Railroad, integrated transportation systems and shipping container
   company) .................................................................       29,600    1,254,300
Conoco Inc. "A" (Explorer of crude oil, natural gas, and natural gas liquids)       43,100    1,196,025
Electronic Data Systems Corp. (Provider of information technology systems) ..       38,500    2,038,094
Enron Corp. (Producer of natural gas and electricty) ........................       58,820    2,426,325
Equity Residential Properties Trust (REIT) (Owner of apartment properties) ..       34,000    1,440,750
Freeport McMoRan Copper & Gold, Inc. "B" (U.S. company mining copper, gold
   and silver in Indonesia) .................................................        6,700      104,269


    The accompanying notes are an integral part of the financial statements


-----------------------------------------------------------------------------------------------------------
                                                                                                    Market
                                                                                       Shares     Value ($)
-----------------------------------------------------------------------------------------------------------

Homestake Mining Co. (International gold producer) ............................       133,600     1,227,450
Immunex Corp.* (Biopharmaceutical company) ....................................        41,600     1,804,400
International Business Machines Corp. (Principal manufacturer of computers and
   servicer of information processing units) ..................................        18,000     2,184,750
Lockheed Martin Corp. (Manufacturer of aircraft, missiles and space equipment)         47,700     1,559,194
Manulife Financial Corp.* (Provider of financial services) ....................       136,800     1,626,796
Motorola Inc. (Manufacturer of telecommunication products and
   semiconductors) ............................................................        16,600     1,460,800
Newmont Mining Corp. (International gold exploration and mining company) ......        76,800     1,987,200
Northrop Grumman Corp. (Manufacturer of aircraft, aircraft assemblies and
   electronic systems for military and commercial use) ........................        24,900     1,582,706
Oracle Corp.* (Database management software) ..................................        41,050     1,867,775
PacifiCorp (Electric utility) .................................................        82,000     1,650,250
Parametric Technology Corp.* (Mechanical design software producer) ............        40,400       545,400
Peco Energy Co. (Electric and gas utility) ....................................        48,300     1,811,250
Phillips Petroleum Co. (Petroleum exploration, production and refining) .......        24,000     1,170,000
ProLogis Trust (REIT) (Global owner of corporate distribution facilities) .....        20,100       379,388
Progressive Corp. (Property and casualty insurance company) ...................         4,400       359,425
Sabre Group Holdings Inc. "A"* (Travel reservation system provider) ...........        24,100     1,036,300
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
   services) ..................................................................        43,600       809,325
Stillwater Mining Co.* (Exploration and development of mines in Montana
   producing platinum, palladium and associated metals) .......................        59,100     1,588,313
Sun Microsystems, Inc.* (Producer of high-performance workstations, servers and
   networking software) .......................................................        22,100     2,055,300
US Airways Group, Inc. (Airline company) ......................................        25,800       677,250
USEC Inc. (Provider of enriched uranium products and services) ................       189,600     1,943,400
Unocal Corp. (Explorer and producer of oil and gas) ...........................        28,600     1,059,988
UnumProvident Corp. (Provider of group disability and special risk insurance) .        34,000     1,000,875
Williams Cos., Inc. (Gas pipeline operator and petroleum producer) ............        47,800     1,789,513
XL Capital Ltd. "A" (Provider of insurance) ...................................        13,092       589,140
                                                                                                -----------
                                                                                                 48,758,672
                                                                                                -----------
Total Common Stocks (Cost $116,824,857) .......................................                 137,740,457
                                                                                                -----------

-----------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $120,602,268) (a) ....................                 141,564,819
                                                                                                ===========
-----------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements

AARP Global Growth Fund

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

     *    Non income producing security.

     (a) At September 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $121,755,382 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost ..........................  $   26,797,588

          Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value ..........................      (6,988,151)
                                                                                ---------------
          Net unrealized appreciation ........................................  $   19,809,437
                                                                                ===============

     (b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

          Currency Abbreviation
          ------------------------------------------
          EUR       EURO
------------------------------------------------------------------------------------------------

          Purchases and sales of  investment  securities  (excluding  short-term
          investments)   for  the  year  ended  September  30,  1999  aggregated
          $78,922,771 and $103,823,540, respectively.


    The accompanying notes are an integral part of the financial statements

AARP International Stock Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Principal     Market
                                                                                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------------------------------------------------------


REPURCHASE AGREEMENTS 0.3%
--------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/1999 at 5.30% to be repurchased at $110,016 on 10/1/1999, collateralized by a
   $114,000 U.S. Treasury Note Inflationary Index, 3.375%, 1/15/2007
   (Cost $110,000) .....................................................................................     110,000     110,000
                                                                                                                      ----------


Common Stocks 99.7%
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Shares
--------------------------------------------------------------------------------------------------------------------------------

Australia 2.4%

Broken Hill Proprietary Co., Ltd. (Petroleum, mineral and steel exploration
   production) .........................................................................................      31,700     365,105
WMC Ltd. (Mineral exploration and production) ..........................................................      62,200     316,591
Woodside Petroleum Ltd. (Oil and gas producer) .........................................................      20,700     143,682
                                                                                                                      ----------
                                                                                                                         825,378
                                                                                                                      ----------
Canada 1.2%

Canadian National Railway Co. (Railroad operator) ......................................................      13,800     419,436
                                                                                                                      ----------
Finland 1.7%

Nokia OYJ (Manufacturer of telecommunication networks and equipment) ...................................       6,440     577,919
                                                                                                                      ----------
France 17.9%

Alcatel (Manufacturer of transportation, telecommunication and energy
   equipment) ..........................................................................................       1,133     156,440
Alstom (Designer and manufacturer of infrastructure systems and components) ............................       2,735      91,579
AXA SA (Insurance group providing insurance, finance and real estate services) .........................       1,074     136,146
Carrefour SA (Hypermarket operator and food retailer) ..................................................       1,714     274,887
Christian Dior (Fashion house) .........................................................................       1,794     292,886
Club Mediterranee SA* (Operator of vacation resorts) ...................................................         760      77,041
Elf Aquitaine SA (Petroleum company) ...................................................................       5,882   1,029,328
Etablissements Economiques du Casino Guichard-Perrachon SA
   (Operator of supermarkets and convenience stores) ...................................................       4,350     329,558
Eurotunnel SA* (Designer and financier of railway tunnel) ..............................................     308,765     477,728
France Telecom SA (Telecommunication services) .........................................................       2,124     186,753
LVMH (Louis Vuitton Moet Hennessy) (Producer of wines, spirits and
   luxury products) ....................................................................................         640     192,240
Lafarge SA (Producer of cement, concrete and aggregates) ...............................................       3,515     389,321
Pinault-Printemps-Redoute SA (Operator of department stores) ...........................................       1,503     285,472
Renault SA (Manufacturer of automobiles, buses, industrial and agricultural vehicles) ..................       4,180     231,488
Rhone-Poulenc SA "A" (Pharmaceutical company) ..........................................................       9,339     483,311
STMicroelectronics (Manufacturer of semiconductor integrated circuits) .................................       5,705     445,607
Schneider SA (Manufacturer of electronic components and automated
   manufacturing systems) ..............................................................................       3,254     238,539
Societe BIC SA (Manufacturer of office supplies) .......................................................       6,220     304,110
Societe Television Francaise 1 (Television broadcasting) ...............................................         223      62,510
Suez Lyonnaise des Eaux (Water and electric utility) ...................................................       2,060     334,115



    The accompanying notes are an integral part of the financial statements

AARP International Stock Fund

--------------------------------------------------------------------------------------------------------
                                                                                                 Market
                                                                                    Shares     Value ($)
--------------------------------------------------------------------------------------------------------

Union des Assurances Federales (Insurance group) ..............................       1,500     187,267
                                                                                             ----------
                                                                                              6,206,326
                                                                                             ----------
Germany 11.0%

BASF AG (International chemical producer) .....................................       9,096     388,236
Commerzbank AG (Bank) .........................................................       5,740     220,495
Dresdner Bank AG (Bank) .......................................................       6,200     292,414
Hoechst AG (Chemical producer) ................................................       9,851     429,921
HypoVereinsbank AG (Bank) .....................................................       4,260     249,101
Karstadt AG (Operator of department store chain) ..............................         436     197,259
Mannesmann AG (Registered) (Manufacturer of production machinery and
   assembly systems) ..........................................................       3,324     532,031
SAP AG (Computer software manufacturer) .......................................       1,024     395,543
Siemens AG (Electrical engineering and electronics company) ...................       5,951     492,444
VEBA AG (Electric utility, distributor of oil and chemicals) ..................       6,820     374,416
VIAG AG (Provider of electrical power and natural gas services,
   aluminum products, chemicals, ceramics and glass) ..........................      12,220     232,101
                                                                                             ----------
                                                                                              3,803,961
                                                                                             ----------
Hong Kong 1.3%

Cheung Kong Holdings Ltd. (Real estate company) ...............................      20,000     166,710
Citic Pacific Ltd. (Diversified holding company) ..............................      59,000     163,298
New World Development Co., Ltd. (Property investment and development
   company) ...................................................................      61,000     133,496
                                                                                             ----------
                                                                                                463,504
                                                                                             ----------
Italy 4.0%

Arnoldo Mondadori Editore SpA (Book publisher) ................................       8,300     145,247
Banca Nazionale del Lavoro* (Bank) ............................................      79,300     284,313
Class Editori SpA (Publishing house) ..........................................       8,400      72,154
Finmeccanica SpA* (Designer and developer of commercial and
   military aircraft, space systems and air defense systems) ..................     231,000     213,213
Gruppo Editoriale L'Espresso (Publisher) ......................................       8,800     164,326
Mediaset SpA (Broadcasting and television networks) ...........................      19,600     200,567
Seat Pagine Gialle SpA (Publisher of telecommunications directories and
   provider of advertising services) ..........................................     304,100     304,047
                                                                                             ----------
                                                                                              1,383,867
                                                                                             ----------
Japan 32.9%

Advantest Corp. (Producer of measuring instruments and
   semiconductor testing devices) .............................................       2,000     289,528
Asahi Glass Co., Ltd. (Manufacturer of glass products) ........................      24,000     166,272
Benesse Corp. (Provider of educational services) ..............................       2,000     398,383
Canon Inc. (Producer of visual image and information equipment) ...............       7,000     203,986
Daiwa Securities Co., Ltd. (Provider of brokerage and other financial services)      55,000     501,504
Fanuc Ltd. (Manufacturer of numerically controlled equipment for machine tools)       2,000     136,116
Fuji Bank, Ltd. (Commercial bank) .............................................      41,000     498,722
Fujitsu Ltd. (Manufacturer of computers) ......................................      20,000     624,177
Hitachi, Ltd. (Manufacturer of general electronics) ...........................      40,000     443,692
Kawasaki Steel Corp.* (Integrated steelmaker) .................................      78,000     181,105
Komatsu Ltd. (Manufacturer of construction machinery) .........................      19,000     126,095


    The accompanying notes are an integral part of the financial statements


-------------------------------------------------------------------------------------------------------------
                                                                                                     Market
                                                                                         Shares     Value ($)
-------------------------------------------------------------------------------------------------------------

Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer
   electronic products) ..........................................................       18,000      383,249
Murata Manufacturing Co., Ltd. (Manufacturer of ceramic applied
   electronic computers) .........................................................        5,000      502,914
NEC Corp. (Manufacturer of telecommunication and computer equipment) .............       30,000      604,907
NSK Ltd. (Manufacturer of bearings and motor vehicle machine parts) ..............       34,000      246,738
NTT Mobile Communications Network, Inc. (Provider of various
   telecommunication services and equipment) .....................................           40      789,622
Nikko Securities Co., Ltd. (Securities broker and dealer) ........................       42,000      355,330
Nippon Telegraph & Telephone Corp. (Provider of telecommunication services) ......           36      443,316
Nissan Motor Co., Ltd.* (Manufacturer of motor vehicles) .........................       51,000      309,222
Nomura Securities Co., Ltd. (Financial adviser, securities broker and underwriter)       21,000      325,719
SMC Corp. (Manufacturer of directional control devices) ..........................          700       98,703
Sakura Bank, Ltd. (Bank) .........................................................       69,000      518,895
Sanwa Bank, Ltd. (Bank) ..........................................................       21,000      281,303
Shin-Etsu Chemical Co., Ltd. (Producer and distributor of synthetic resins
   and chemicals) ................................................................        6,000      250,423
Sony Corp. (Manufacturer of consumer electronic products) ........................        3,600      538,409
Sumitomo Trust & Banking Co., Ltd. (Commercial Bank) .............................       54,000      427,919
TDK Corp. (Manufacturer of magnetic tapes and floppy discs) ......................        2,000      231,810
THK Co., Ltd. (Manufacturer of linear motion systems for industrial machinery) ...        2,600       76,744
Teijin Ltd. (Manufacturer of polyester products) .................................       36,000      173,604
Tokyo Electron Ltd. (Manufacturer of semiconductor production equipment) .........        6,000      521,715
Toshiba Corp. (Manufacturer of electric machinery) ...............................       60,000      447,265
Yamanouchi Pharmaceutical Co., Ltd. (Pharmaceutical company) .....................        6,000      281,444
                                                                                                  ----------
                                                                                                  11,378,831
                                                                                                  ----------
Netherlands 5.3%

Akzo Nobel NV (Producer and marketer of healthcare products, coatings,
   chemicals and fibers) .........................................................        5,500      233,577
DSM NV (Chemical manufacturer) ...................................................        3,600      143,091
Elsevier NV (International publisher of scientific, professional, business, and
   consumer information books) ...................................................       13,730      139,913
Equant NV* (Provider of international data network services) .....................        3,600      293,482
Gucci Group NV (New York Shares) (Registered) (Designer and producer of
   personal luxury accessories and apparel) ......................................        5,200      434,200
Heineken Holding NV "A" (Producer and distributor of beers, spirits,
   wines and soft drinks) ........................................................        1,840       67,147
Koninklijke Ahold NV (International food retailer) ...............................        4,900      161,301
Laurus NV (International food retailer) ..........................................        2,370       54,372
United Pan-Europe Communications NV* (Telecommunication services) ................        2,370      146,677
VNU NV (International publishing company) ........................................        4,560      158,623
                                                                                                  ----------
                                                                                                   1,832,383
                                                                                                  ----------
Singapore 0.6%

DBS Group Holdings Ltd. (Provider of banking and other financing services) .......       10,467      117,053
Overseas-Chinese Banking Corp., Ltd. (Foreign registered) (Commercial bank) ......       10,000       77,693
                                                                                                  ----------
                                                                                                     194,746
                                                                                                  ----------

    The accompanying notes are an integral part of the financial statements

AARP International Stock Fund

---------------------------------------------------------------------------------------------------------
                                                                                                 Market
                                                                                    Shares      Value ($)
---------------------------------------------------------------------------------------------------------

Spain 0.7%

Telefonica SA* (Provider of telecommunication services) ......................       14,470      232,066
                                                                                              ----------
Switzerland 2.6%

Clariant AG (Registered) (Manufacturer of dye chemicals) .....................          290      131,686
Nestle SA (Registered) (Food manufacturer) ...................................          180      338,965
Novartis AG (Registered) (Pharmaceutical company) ............................          131      194,729
Roche Holdings AG (PC) (Producer of drugs and medicines) .....................           19      220,324
                                                                                              ----------
                                                                                                 885,704
                                                                                              ----------
United Kingdom 18.1%

BP Amoco PLC (Oil company) ...................................................       21,540      393,596
Billiton PLC (Resource group that explores, produces and markets
   aluminum and other metal products) ........................................       43,038      180,665
General Electric Co., PLC (Manufacturer of power, communications and
   defense equipment) ........................................................       37,241      357,415
Glaxo Wellcome PLC (Pharmaceutical company) ..................................        8,800      228,163
HSBC Holdings PLC (International banking and financial services company) .....       28,400      324,472
J Sainsbury PLC (Retail distributor of food through supermarkets) ............       58,930      367,670
Marks & Spencer, PLC (Retailer of consumer goods and foods) ..................       71,898      372,237
Orange PLC* (Operator of digital mobile telephone network) ...................       29,730      586,319
Prudential Corp., PLC (Provider of broad range of financial services) ........       27,000      415,583
Reed International PLC (Publisher of scientific, professional and business
   to business materials) ....................................................       33,000      198,285
Rentokil Initial PLC (Environmental services company) ........................       40,000      141,573
Reuters Group PLC (International news and information agency) ................       45,600      514,957
Rio Tinto PLC (Registered) (Mining company) ..................................       37,040      643,288
Royal & Sun Alliance Insurance Group PLC (Insurance company) .................       31,195      248,036
Shell Transport & Trading PLC (Petroleum company) ............................       67,700      503,743
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products)       18,400      211,046
Standard Chartered PLC (International banking group operating globally) ......       11,296      162,710
Vodafone Group PLC (Provider of telecommunication services) ..................       17,500      412,970
                                                                                              ----------
                                                                                               6,262,728
                                                                                              ----------
Total Common Stocks (Cost $33,046,860) .......................................                34,466,849
                                                                                              ----------
---------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $33,156,860) (a) ....................                34,576,849
                                                                                              ==========
---------------------------------------------------------------------------------------------------------

     *    Non income producing security.

     (a) At September 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $33,175,239 was as follows:

          Aggregate gross  unrealized  appreciation for all investments in which
          there is an excess of value over tax cost ............................           $  2,892,137

          Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value ............................             (1,490,527)
                                                                                           -------------
          Net unrealized appreciation ..........................................           $  1,401,610
                                                                                           =============


    The accompanying notes are an integral part of the financial statements


---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

        Transactions in written options for the year ended September 30, 1999 were:

                                                                    Options on Securities
                                                  -------------------------------------------------
                                                                                     Premiums
                                                      Contracts                    Received ($)
                                                      ---------                    ------------

        Outstanding at September 30, 1998                 35,957                     148,779
        Written .........................                    375                      85,912
        Closed ..........................               (36,332)                    (234,691)
                                                        --------                    ---------
        Outstanding at September 30, 1999                     --                          --
                                                        ========                    =========

---------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding short-term  investments) for the year ended September 30, 1999 aggregated $79,117,400 and $87,802,093, respectively.


    The accompanying notes are an integral part of the financial statements

AARP Diversified Income Fund with Growth Portfolio

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------
                                                                                    Market
                                                                    Shares        Value ($)
--------------------------------------------------------------------------------------------

MONEY MARKET 0.9%
--------------------------------------------------------------------------------------------

AARP High Quality Money Fund (Cost $884,979) .................       884,979       884,979
                                                                               -----------


FIXED INCOME 68.3%
--------------------------------------------------------------------------------------------

AARP Bond Fund for Income ....................................     2,103,938    29,833,846
AARP GNMA and U.S. Treasury Fund .............................     2,103,612    30,733,775
AARP High Quality Short Term Bond Fund .......................       440,225     6,924,743
                                                                               -----------
Total Fixed Income (Cost $70,622,629) ........................                  67,492,364
                                                                               -----------


EQUITY 30.8%
--------------------------------------------------------------------------------------------

AARP Capital Growth Fund .....................................        32,359     2,027,920
AARP Growth and Income Fund ..................................       112,025     5,491,477
AARP Small Company Stock Fund ................................           525         9,388
AARP U.S. Stock Index Fund ...................................       939,041    22,893,809
                                                                               -----------
Total Equity (Cost $30,126,756) ..............................                  30,422,594
                                                                               -----------
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $101,634,364) (a) ....                 98,799,937
                                                                               ===========
--------------------------------------------------------------------------------------------

     (a) At September 30, 1999, the net unrealized depreciation on investments based on cost for federal income tax purposes of $101,716,149 was as follows:

         Aggregate gross unrealized appreciation for all investments
         in which there is an excess of value over tax cost ...........     $  1,038,703

         Aggregate gross unrealized depreciation for all investments
         in which there is an excess of tax cost over value ...........       (3,954,915)
                                                                            -------------
         Net unrealized depreciation ..................................     $ (2,916,212)
                                                                            =============
--------------------------------------------------------------------------------------------

          Purchases and sales of investment securities (excluding money market investments) for the year ended September 30, 1999, aggregated
          $39,071,626 and $21,362,989, respectively.


    The accompanying notes are an integral part of the financial statements

AARP Diversified Growth Portfolio

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1999

--------------------------------------------------------------------------------------------
                                                                                   Market
                                                                    Shares        Value ($)
--------------------------------------------------------------------------------------------


MONEY MARKET 1.0%
--------------------------------------------------------------------------------------------

AARP High Quality Money Fund (Cost $1,346,965) ...............     1,346,965     1,346,965
                                                                               -----------


FIXED INCOME 28.3%
--------------------------------------------------------------------------------------------

AARP Bond Fund for Income ....................................     1,794,509    25,446,133
AARP GNMA and U.S. Treasury Fund .............................       824,826    12,050,714
                                                                               -----------
Total Fixed Income (Cost $39,720,768) ........................                  37,496,847
                                                                               -----------


EQUITY 70.7%
--------------------------------------------------------------------------------------------

AARP Capital Growth Fund .....................................       211,511    13,255,401
AARP Global Growth Fund ......................................       331,446     6,708,468
AARP Growth and Income Fund ..................................       294,847    14,453,380
AARP International Stock Fund ................................       336,288     6,413,012
AARP Small Company Stock Fund ................................       367,611     6,576,565
AARP U.S. Stock Index Fund ...................................     1,899,840    46,318,106
                                                                               -----------
Total Equity (Cost $90,524,888) ..............................                  93,724,932
                                                                               -----------
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $131,592,621) (a) ...                 132,568,744
                                                                               ===========
--------------------------------------------------------------------------------------------

     (a) At September 30, 1999, the net unrealized appreciation on investments based on cost for federal income tax purposes of $131,720,307 was as follows:

          Aggregate gross  unrealized  appreciation for all investments in which
          there is an excess of value over tax cost ..................        $ 6,033,459

          Aggregate gross  unrealized  depreciation for all investments in which
          there is an excess of tax cost over value ..................         (5,185,022)
                                                                               -----------
          Net unrealized appreciation ................................          $ 848,437
                                                                               ===========
--------------------------------------------------------------------------------------------

          Purchases and sales of investment securities (excluding money market investments) for the year ended September 30, 1999, aggregated
          $43,617,251 and $45,045,000, respectively.



    The accompanying notes are an integral part of the financial statements

                                    This page
                                  intentionally
                                   left blank.

                                                                            /5/
-------------------------------------------------------------------------------







                                         F I N A N C I A L  S T A T E M E N T S

                             The information contained in this section is legally required by federal securities law and monitored by the Securities and Exchange
                             Commission (SEC) as it concerns the financial status of each AARP mutual fund. Mutual funds are required to deliver financial statements audited by an independent accounting firm on an annual basis. The independent accountant of the AARP Investment Program's annual report is PricewaterhouseCoopers LLP.

                             Financial Statements are records of the financial status of an organization and are prepared by management. Financial statements must conform to Generally Accepted Accounting Principles (GAAP), which are standards established by the Financial Accounting Standards Board (FASB), the SEC, and various committees of the American Institute of Certified Public Accountants (AICPA).

                             This section consists of three different financial statements for the funds: Statements of Assets and Liabilities, Statements of Operations, and Statements of Changes in Net Assets.

                             The Notes to Financial Statements explain the significant accounting policies reflected in the Financial Statements.

                              STATEMENTS OF ASSETS AND LIABILITIES

                              The Statements of Assets and Liabilities show the net assets of the funds in the AARP Investment Program.

                              Examples  of  assets  include  such  items  as:

                              o Investments at value: The current value of the AARP fund's holdings on the last day of the reporting period;

                              o  Cash:   The  actual  amount  of  the uninvested
                                 assets  held  in  each  AARP fund;

                              o  Receivables:  Money  owed  to   an  AARP  fund.
                                 Sources of receivables include:

                                 o Investments sold: Proceeds that the fund will receive from investments sold which settle at a later date;

                                 o  Fund shares sold:  Proceeds  that  the  fund
                                    will    receive   from    shares   sold   to
                                    shareholders;

                                 o Dividends and interest earned on the funds' securities but not yet paid to the fund;

                                 o Expense reimbursements due from the fund manager.

                              o Daily variation margin on open futures contracts: Payments due to/from the broker that reflect the change in value from the previous day of any futures contract held in an AARP fund's portfolio (this figure could show up as an asset or a liability).

                              Examples of liabilities include amounts owed for such items as:

                              o  Investments   purchased   for  the  AARP fund's
                                 portfolio  but  that are not yet paid for;

                              o Fund shares redeemed but not yet paid to shareholders;

                              o  Dividends  declared    but   not  yet  paid  to
                                 shareholders;

                              o Management fees incurred but unpaid at fiscal year end;

                              o Other accrued expenses incurred but unpaid at fiscal year end.

                              The section Net Assets Consist Of includes the following:

                              o Undistributed (overdistributed) net investment income: An AARP fund's accumulated investment income less expenses and less distributions paid from net investment income;

                              o  Unrealized appreciation  (or depreciation)   on
                                 investments:   Represents  the current value of
                                 investments held less their cost;

                              o  Accumulated  net  realized capital gain (loss):
                                 An AARP fund's accumulated realized gains and losses from sales of investments, less distributions paid from net realized gains;

                              o Paid-in capital: Represents the dollars invested by shareholders, less the amount of money redeemed since the applicable AARP fund began operations.

                              The Statement of Assets and Liabilities also shows the net asset value (NAV) for each AARP fund. Net asset value is calculated by taking a fund's total assets, deducting liabilities, and then dividing this amount by the total number of capital shares outstanding.

                              STATEMENTS OF OPERATIONS

                              The Statements of Operations include investment income from interest and dividends and the various expenses associated with the operation of the AARP funds for the fiscal period. The Statements of Operations also show net gains and losses for various categories of investments, both realized and unrealized gains and losses, for securities sold and held in each fund's portfolio. The bottom line tells you whether a fund's net assets have increased or decreased as a result of fund operations.

                              STATEMENTS OF CHANGES IN NET ASSETS

                              The Statements of Changes in Net Assets compare increases and decreases from each AARP fund's operations and shareholder transactions with those of the previous fiscal period. Most of the terms used in the Statements of Changes in Net Assets are identical to those that are used in the other two statements. The categories in the section Fund Share Transactions include:

                              o Proceeds from the sale of shares: The amount received by selling new shares to shareholders;

                              o  Net  asset  value  of  shares   issued  due  to
                                 reinvested dividends and distributions;

                              o  Cost of shares  redeemed (or sold):  The amount
                                 paid to  shareholders  from  the   exchange  or
                                 redemption of shares.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------
                                                       AARP High         AARP High         AARP
                                                     Quality Money   Quality Tax Free     Premium
September 30, 1999                                       Fund           Money Fund       Money Fund
----------------------------------------------------------------------------------------------------

ASSETS
----------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
   lists of investment portfolios) ..............   $ 436,406,975    $  86,949,606    $ 166,322,729
Cash ............................................         481,821             --                322
Receivable on investments sold ..................            --            200,000             --
Investment income receivable ....................       1,011,390          303,287          349,115
Receivable on fund shares sold ..................       1,365,816           49,683        1,335,354
Daily variation margin on futures contracts .....            --               --               --
Deferred organization expenses ..................            --               --               --
Other assets ....................................           6,227            1,866             --
                                                    -------------    -------------    -------------
Total assets ....................................     439,272,229       87,504,442      168,007,520

LIABILITIES
----------------------------------------------------------------------------------------------------
Due to custodian bank ...........................            --             34,254             --
Investments purchased ...........................       9,953,033             --            995,303
Payable for when-issued and forward delivery
   pools ........................................            --               --               --
Fund shares redeemed ............................       1,650,341           16,825          606,925
Dividends payable ...............................         110,166           35,566           39,683
Daily variation margin on futures contracts .....            --               --               --
Management fee payable ..........................         111,280           27,729             --
Other payables and accrued expenses .............         343,739           69,806          202,774
                                                    -------------    -------------    -------------
 Total liabilities ..............................      12,168,559          184,180        1,844,685
                                                                                      -------------
----------------------------------------------------------------------------------------------------
Net assets at value .............................   $ 427,103,670    $  87,320,262    $ 166,162,835
----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income ............................   $        --      $        --      $        --
Net unrealized appreciation (depreciation) on:
   Investments ..................................            --               --               --
   Futures contracts ............................            --               --               --
   Foreign currency related transactions ........            --               --               --
Accumulated net realized capital gain (loss) ....        (120,430)        (738,883)            --
Paid-in capital .................................     427,224,100       88,059,145      166,162,835
                                                                                      -------------
----------------------------------------------------------------------------------------------------
Net assets at value .............................   $ 427,103,670    $  87,320,262    $ 166,162,835
----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ......     427,104,829       87,325,970      166,162,835
----------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
   per share ....................................   $        1.00    $        1.00    $        1.00
----------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.


     The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------------------
   AARP High         AARP GNMA and     AARP Insured Tax      AARP Bond        AARP Balanced
Quality Short Term   U.S. Treasury       Free General        Fund for        Stock and Bond
   Bond Fund              Fund            Bond Fund           Income             Fund
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

$   420,466,710    $ 4,447,913,071    $ 1,571,231,740    $   206,603,478    $   676,131,886
            206             48,462          1,448,531                305              6,435
      8,997,569        461,363,126          7,603,136          8,627,331         14,157,639
      4,157,000         22,129,686         18,085,451          3,191,942          4,585,127
         66,958            343,340            128,772             94,531             79,000
           --                 --                 --                 --                 --
           --                 --                 --                6,940               --
          2,127            296,297            243,285            221,143              4,958
---------------    ---------------    ---------------    ---------------    ---------------
    433,690,570      4,932,093,982      1,598,740,915        218,745,670        694,965,045

--------------------------------------------------------------------------------------------
           --                 --                 --                 --                 --
     12,970,090               --            2,595,300          8,611,859         11,991,294

     12,705,000        702,581,563               --                 --                 --
        406,901          2,211,080            551,236            158,219            357,707
        530,438          8,915,536          2,473,665            376,584               --
           --              404,566            350,625               --                 --
        158,591          1,398,848            620,216            173,004            267,541
        162,256            520,120            170,304            238,686            415,052
---------------    ---------------    ---------------    ---------------    ---------------
     26,933,276        716,031,713          6,761,346          9,558,352         13,031,594
--------------------------------------------------------------------------------------------
$   406,757,294    $ 4,216,062,269    $ 1,591,979,569    $   209,187,318    $   681,933,451
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

$      (530,438)   $    (8,915,536)   $       399,442    $        (5,373)   $       217,706

    (10,234,723)       (64,491,054)        83,844,846        (11,861,507)        61,938,937
           --             (320,986)           516,335               --                 --
           --                 --                 --                 --                 --
     (3,958,912)      (330,773,552)       (33,279,940)        (2,766,042)        10,993,531
    421,481,367      4,620,563,397      1,540,498,886        223,820,240        608,783,277
--------------------------------------------------------------------------------------------
$   406,757,294    $ 4,216,062,269    $ 1,591,979,569    $   209,187,318    $   681,933,451
--------------------------------------------------------------------------------------------
     25,862,023        288,594,032         89,883,411         14,756,547         35,307,946
--------------------------------------------------------------------------------------------

$         15.73    $         14.61    $         17.71    $         14.18    $         19.31
--------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------------------------
                                                      AARP Growth          AARP U.S.             AARP
                                                      and Income          Stock Index      Capital Growth
September 30, 1999                                       Fund                 Fund               Fund
----------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value (for cost, see accompanying
   lists of investment portfolios) ..............   $ 6,075,532,880    $   576,183,211    $ 1,730,479,448
Cash and foreign currency holdings ..............               932                983                417
Receivable on investments sold ..................        54,316,323               --           35,632,155
Investment income receivable ....................        14,324,538            695,828            854,815
Receivable on fund shares sold ..................           892,373            853,367            629,429
Daily variation margin on futures contracts .....              --               75,299               --
Deferred organization expenses ..................              --                7,700               --
Other assets ....................................            36,216                505              7,434
                                                    ---------------    ---------------    ---------------
Total assets ....................................     6,145,103,262        577,816,893      1,767,603,698

LIABILITIES
----------------------------------------------------------------------------------------------------------
Investments purchased ...........................        30,274,153               --           30,382,682
Fund shares redeemed ............................         2,712,183            345,731            405,625
Dividends payable ...............................              --                 --                 --
Management fee payable ..........................         2,423,708             13,454            852,374
Other payables and accrued expenses .............         2,639,989            484,092            643,684
                                                    ---------------    ---------------    ---------------
Total liabilities ...............................        38,050,033            843,277         32,284,365
----------------------------------------------------------------------------------------------------------
Net assets at value .............................   $ 6,107,053,229    $   576,973,616    $ 1,735,319,333
----------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
   investment income ............................   $     1,569,658    $       237,518    $       940,626
Net unrealized appreciation (depreciation) on:
   Investments ..................................     1,286,528,950         35,957,852        537,167,109
   Futures contracts ............................              --             (125,557)              --
   Foreign currency related transactions ........          (880,384)              --                 --
Accumulated net realized capital gain (loss) ....       250,409,013            489,954        151,167,409
Paid-in capital .................................     4,569,425,992        540,413,849      1,046,044,189
----------------------------------------------------------------------------------------------------------
Net assets at value .............................   $ 6,107,053,229    $   576,973,616    $ 1,735,319,333
----------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding* ......       124,572,024         23,658,097         27,686,099
----------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price
   per share ....................................   $         49.02    $         24.39    $         62.68
----------------------------------------------------------------------------------------------------------

* Unlimited number of shares authorized, $.01 par value, except the AARP High Quality Tax Free Money Fund, which has a $.001 par value.


     The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
                                    AARP
 AARP Small          AARP       International  AARP Diversified       AARP
Company Stock    Global Growth     Stock        Income with       Diversified
    Fund            Fund            Fund      Growth Portfolio  Growth Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$  66,264,939    $ 141,564,819    $  34,576,849   $  98,799,937    $ 132,568,744
           27        2,985,627              945            --               --
      249,867          831,997          423,576         100,000             --
       66,165          326,580          120,254            --               --
       30,838           83,000           10,675           8,735           28,004
-------------    -------------    -------------   -------------    -------------
        6,094            3,838            6,094            --               --
          536              907            8,721            --               --
-------------    -------------    -------------   -------------    -------------
   66,618,466      145,796,768       35,147,114      98,908,672      132,596,748

--------------------------------------------------------------------------------
      383,412          517,174          225,060         100,808             --
       67,606           30,959            1,109          60,472           18,331
         --               --               --           205,375             --
      166,811           95,934           78,414            --               --
      105,270          221,288          164,270            --               --
-------------    -------------    -------------   -------------    -------------
      723,099          865,355          468,853         366,655           18,331
--------------------------------------------------------------------------------
$  65,895,367    $ 144,931,413    $  34,678,261   $  98,542,017    $ 132,578,417
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

$      48,570    $    (820,113)   $     224,102   $      98,224    $   2,600,431

   (2,502,396)      20,962,551        1,419,989      (2,834,427)         976,123
         --               --               --              --               --
         --            (17,927)             637            --               --
   (4,061,631)      12,854,729        1,115,158       1,356,559        4,985,604
   72,410,824      111,952,173       31,918,375      99,921,661      124,016,259
--------------------------------------------------------------------------------
$  65,895,367    $ 144,931,413    $  34,678,261   $  98,542,017    $ 132,578,417
--------------------------------------------------------------------------------
    3,682,510        7,162,400        1,818,198       6,299,112        7,257,853
--------------------------------------------------------------------------------

$       17.89    $       20.24    $       19.07   $       15.64    $       18.27
--------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

Financial Statements

STATEMENTS OF OPERATIONS
-------------------------------------------------------------------------------------------------------
                                                         AARP High        AARP High         AARP
                                                       Quality Money   Quality Tax Free    Premium
Year Ended September 30, 1999                              Fund          Money Fund      Money Fund (a)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------

Income:
   Interest ...........................................   $27,189,830   $ 3,027,619   $ 2,922,886
   Dividends ..........................................          --            --            --
                                                          -----------   -----------   -----------
                                                           27,189,830     3,027,619     2,922,886
   Less foreign taxes withheld ........................          --            --            --
                                                          -----------   -----------   -----------
                                                           27,189,830     3,027,619     2,922,886
                                                                                      -----------
-------------------------------------------------------------------------------------------------------
Expenses:
   Management fee .....................................     2,002,782       360,800       211,923
   Services to shareholders ...........................     2,140,642       280,427       108,304
   Trustees' fees and expenses ........................        25,038        27,123        15,978
   Shareholder communications .........................       181,798        19,287        20,550
   Legal ..............................................         8,708         8,977         2,500
   Audit and tax services .............................        24,930        24,492        16,000
   Custodian and accounting fees ......................        68,260        46,220        24,671
   Registration expenses ..............................       111,611        20,765       100,546
   Amortization of organization expenses ..............          --            --            --
   Other ..............................................        29,488        20,992         1,933
                                                          -----------   -----------   -----------
Total expenses before reductions ......................     4,593,257       809,083       502,405
Expense reductions ....................................          --            --        (224,814)
                                                          -----------   -----------   -----------
Expenses, net .........................................     4,593,257       809,083       277,591
-------------------------------------------------------------------------------------------------------
Net investment income .................................    22,596,573     2,218,536     2,645,295
-------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

   Net realized gain (loss) from:
     Investments ......................................         8,916          --            --
     Futures contracts ................................          --            --            --
     Written options ..................................          --            --            --
     Foreign currency related transactions ............          --            --            --
   Net unrealized appreciation (depreciation) on:
     Investments ......................................       122,643          --            --
     Futures contracts ................................          --            --            --
     Written options ..................................          --            --            --
     Foreign currency related transactions ............          --            --            --
                                                          -----------   -----------   -----------
Net gain (loss) on investments ........................       131,559          --            --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ....................................   $22,728,132   $ 2,218,536   $ 2,645,295
-------------------------------------------------------------------------------------------------------

(a)  The fund commenced operations on February 1, 1999.

     The accompanying notes are an integral part of the financial statements


---------------------------------------------------------------------------------------------------------------------------
    AARP High               AARP GNMA and           AARP Insured Tax             AARP Bond             AARP Balanced Stock
 Quality Short              U.S. Treasury             Free General                Fund for                and Bond Income
 Term Bond Fund                  Fund                   Bond Fund                   Income                    Income
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


  $    27,561,273            $   306,870,601           $    89,412,530           $    14,882,823           $    18,267,007
               --                         --                        --                        --                12,980,888
----------------------     ---------------------     ---------------------     --------------------      ------------------
       27,561,273                306,870,601                89,412,530                14,882,823                31,247,895
               --                         --                        --                        --                  (216,162)
----------------------     ---------------------     ---------------------     --------------------      ------------------
       27,561,273                306,870,601                89,412,530                14,882,823                31,031,733
---------------------------------------------------------------------------------------------------------------------------

        2,018,512                 17,789,059                 7,913,284                 1,159,527                 3,507,049
        1,340,153                  9,128,298                 2,638,688                   480,349                 2,461,180
           26,448                     25,988                    24,673                    24,565                    26,172
          170,600                    696,936                   157,678                    33,498                   299,215
            9,835                     14,069                     9,893                    11,420                     8,792
           48,268                     74,715                    61,046                    30,613                    38,675
           71,020                    838,060                   282,948                    61,942                   135,827
           28,218                     73,622                    55,727                    47,539                    65,780
               --                         --                        --                     2,599                     2,996
            9,842                    336,027                    93,813                     6,490                    25,049
----------------------     ---------------------     ---------------------     --------------------      ------------------
        3,722,896                 28,976,774                11,237,750                 1,858,542                 6,570,735
               --                         --                        --                  (986,523)                       --
----------------------     ---------------------     ---------------------     --------------------      ------------------
        3,722,896                 28,976,774                11,237,750                   872,019                 6,570,735
---------------------------------------------------------------------------------------------------------------------------
       23,838,377                277,893,827                78,174,780                14,010,804                24,460,998
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

       (2,349,844)               (85,284,330)               (1,767,413)               (2,655,856)               12,450,849
          (56,938)                  (669,458)               13,265,999                   (20,134)                  (40,299)
               --                         --                        --                        --                        --
               --                         --                        --                        --                     1,883

      (16,341,158)              (150,029,295)             (113,458,798)              (12,522,389)                8,253,135
               --                   (320,986)                4,367,998                        --                        --
               --                         --                        --                        --                        --
               --                         --                        --                        --                    (2,843)
----------------------     ---------------------     ---------------------     --------------------      ------------------
      (18,747,940)              (236,304,069)              (97,592,214)              (15,198,379)               20,662,725
---------------------------------------------------------------------------------------------------------------------------

  $     5,090,437            $    41,589,758           $  (19,417,434)           $   (1,187,575)           $    45,123,723
---------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

                                      145

Financial Statements

STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------
                                                          AARP Growth         AARP U.S.           AARP
                                                           and Income       Stock Index      Capital Growth
Year Ended September 30, 1999                                 Fund             Fund              Fund
-----------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------

Income:
   Interest ...........................................   $   6,402,228    $     554,334    $   2,839,289
   Dividends ..........................................     179,630,130        6,242,944       13,039,369
   Income distributions from underlying funds .........            --               --               --
                                                          -------------    -------------    -------------
                                                            186,032,358        6,797,278       15,878,658
   Less foreign taxes withheld ........................      (2,569,792)         (55,727)        (175,736)
                                                          -------------    -------------    -------------
                                                            183,462,566        6,741,551       15,702,922
-----------------------------------------------------------------------------------------------------------
Expenses:
   Management fee .....................................      31,563,131        1,040,960        9,574,273
   Services to shareholders ...........................      16,290,167        1,234,507        4,074,646
   Trustees' fees and expenses ........................          27,611           26,723           27,094
   Shareholder communications .........................       1,553,824           80,951          412,811
   Legal ..............................................            --             10,888            9,700
   Audit and tax services .............................          61,607           28,760           46,076
   Custodian and accounting fees ......................         672,804          200,468          168,174
   Registration expenses ..............................         190,968          168,365          106,895
   Amortization of organization expenses ..............            --              3,845             --
   Other ..............................................         405,409           34,447          140,735
                                                          -------------    -------------    -------------
Total expenses before reductions ......................      50,765,521        2,829,914       14,560,404
Expense reductions ....................................            --           (971,542)            --
                                                          -------------    -------------    -------------
Expenses, net .........................................      50,765,521        1,858,372       14,560,404
-----------------------------------------------------------------------------------------------------------
Net investment income .................................     132,697,045        4,883,179        1,142,518
-----------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from:
     Investments ......................................     251,493,612          807,786      151,447,422
     Futures contracts ................................            --           (324,213)            --
     Written options ..................................            --               --               --
     Foreign currency related transactions ............      (1,624,371)             (31)             182
   Capital gain distributions from underlying
     funds ...........................................             --               --               --
   Net unrealized appreciation (depreciation) on:
     Investments ......................................     401,580,638       35,053,531      301,659,589
     Futures contracts ................................            --            (75,009)            --
     Written options ..................................            --               --               --
     Foreign currency related transactions ............      (1,090,907)              (9)             355
                                                          -------------    -------------    -------------
Net gain (loss) on investments ........................     650,358,972       35,462,055      453,107,548
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ....................................   $ 783,056,017    $  40,345,234    $ 454,250,066
-----------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements


--------------------------------------------------------------------------------------------------------------------------
  AARP Small                     AARP                      AARP                AARP Diverified                 AARP
 Company Stock               Global Growth          International Stock         Income with                  Diversified
     Fund                         Fund                     Fund               Growth Portfolio            Growth Portfolio
--------------------------------------------------------------------------------------------------------------------------


  $        54,118            $       610,918           $        90,347           $            --           $            --
        1,540,965                  2,716,482                   956,532                        --                        --
               --                         --                        --                 5,186,587                 4,166,642
----------------------     ---------------------     ---------------------     --------------------      --------------------
        1,595,083                  3,327,400                 1,046,879                 5,186,587                 4,166,642
           (1,223)                  (173,693)                  (86,119)                       --                        --
----------------------     ---------------------     ---------------------     --------------------      --------------------
        1,593,860                  3,153,707                   960,760                 5,186,587                 4,166,642
--------------------------------------------------------------------------------------------------------------------------

          721,832                  1,250,584                   337,378                        --                        --
          511,266                    695,195                   228,891                        --                        --
           27,423                     25,475                    27,728                        --                        --
           65,918                    114,846                    25,720                        --                        --
           10,821                     15,381                     8,616                        --                        --
           34,710                     33,575                    31,905                        --                        --
           56,504                    295,802                   163,503                        --                        --
           29,905                     45,144                    29,699                        --                        --
            2,598                      2,741                     2,599                        --                        --
           16,309                     10,514                    66,613                        --                        --
----------------------     ---------------------     ---------------------     --------------------      --------------------
        1,477,286                  2,489,257                   922,652                        --                        --
               --                         --                  (249,677)                       --                        --
----------------------     ---------------------     ---------------------     --------------------      --------------------
        1,477,286                  2,489,257                   672,975                        --                        --
--------------------------------------------------------------------------------------------------------------------------
          116,574                    664,450                   287,785                 5,186,587                 4,166,642
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
       (3,853,562)                12,591,237                 1,198,514                   207,221                   546,010
                --                          --                         --                         --                         --
               --                         --                   168,719                        --                        --
               --                   (983,806)                  (20,523)                       --                        --
                                          --                        --                 1,537,738                 4,425,313
                --

        9,318,977                 13,134,871                 4,216,116                (2,552,929)                5,381,702
                --                          --                         --                         --                         --
               --                         --                   (11,064)                       --                        --
               --                    (66,687)                  (12,925)                       --                        --
----------------------     ---------------------     ---------------------     --------------------      --------------------
        5,465,415                 24,675,615                 5,538,837                  (807,970)               10,353,025
--------------------------------------------------------------------------------------------------------------------------

  $     5,581,989            $    25,340,065           $     5,826,622           $     4,378,617           $    14,519,667
--------------------------------------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements

FINANCIAL STATEMENTS


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                  AARP High                                  AARP High
                                                                   Quality                                Quality Tax Free
                                                                 Money Fund                                  Money Fund
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                          Years Ended September 30,       Years Ended September 30,

Operations:                                                1999           1998               1999           1998
                                                     -------------   --------------    -------------   --------------
   Net investment income .........................   $  22,596,573    $  23,336,500    $   2,218,536    $   2,773,354
   Net realized gain (loss) on investment
     transactions ................................           8,916            6,791             --               (222)
   Net unrealized appreciation (depreciation) on
     investment transactions during the period ...         122,643           (2,180)            --               --
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ...............................      22,728,132       23,341,111        2,218,536        2,773,132
                                                     ----------------------------------------------------------------
Distributions to shareholders:
   Net investment income .........................     (22,609,342)     (23,339,437)      (2,218,536)      (2,773,354)
   Net realized gains ............................            --               --               --               --
                                                     -------------    -------------    -------------    -------------
Total distributions ..............................     (22,609,342)     (23,339,437)      (2,218,536)      (2,773,354)
                                                     ----------------------------------------------------------------
Fund share transactions:
   Proceeds from sale of shares ..................     595,652,685      742,177,737       24,295,424       31,796,782
   Net asset value of shares issued to
     shareholders in reinvestment of distributions      20,663,500       21,266,236        1,798,994        2,238,469
   Cost of shares redeemed .......................    (770,071,551)    (654,016,268)     (36,370,390)     (39,052,688)
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from fund
   share transactions ............................    (153,755,366)     109,427,705      (10,275,972)      (5,017,437)
                                                     -------------    -------------    -------------    -------------
Increase (decrease) in net assets ................    (153,636,576)     109,429,379      (10,275,972)      (5,017,659)
Net assets at beginning of period ................     580,740,246      471,310,867       97,596,234      102,613,893
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (b) ..................   $ 427,103,670    $ 580,740,246    $  87,320,262    $  97,596,234
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ........     580,860,195      471,432,488       97,601,942      102,619,379
                                                     -------------    -------------    -------------    -------------
Shares sold ......................................     595,652,685      742,177,739       24,295,424       31,796,782
Shares issued to shareholders in reinvestment of
   distributions .................................      20,663,500       21,266,236        1,798,994        2,238,469
Shares redeemed ..................................    (770,071,551)    (654,016,268)     (36,370,390)     (39,052,688)
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) in fund shares ...........    (153,755,366)     109,427,707      (10,275,972)      (5,017,437)
                                                     -------------    -------------    -------------    -------------
Shares outstanding at end of period ..............     427,104,829      580,860,195       87,325,970       97,601,942
------------------------------------------------------------------------------------------------------------------------------------

(b)  Includes undistributed (overdistributed) net
       investment income .........................    $         --     $         --      $        --     $         --


     The accompanying notes are an integral part of the financial statements



  ---------------------------------------------------------------------------------------------------------------------------------
                   AARP                                       AARP High                                    AARP GNMA
                 Premium                                 Quality Short Term                                and U.S.
              Money Fund (a)                                  Bond Fund                                  Treasury Fund
  ---------------------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------

               Period Ended                           Years Ended September 30,                    Years Ended September 30,
               September 30,
                   1999                                 1999                1998                     1999                1998
             ------------------                 ------------------  ------------------       ------------------  ------------------

             $     2,645,295                    $    23,838,377     $    25,653,997          $    277,893,827    $    295,278,717

                          --                         (2,406,782)          8,312,412               (85,953,788)         68,923,018

                          --                        (16,341,158)           (317,792)             (150,350,281)          1,993,609
             ------------------                 ------------------  ------------------       ------------------  ------------------

                   2,645,295                          5,090,437          33,648,617                41,589,758         366,195,344
  ---------------------------------------------------------------------------------------------------------------------------------

                  (2,645,295)                       (23,838,377)        (25,653,997)             (277,954,441)       (295,278,717)
                           --                                --                   --                       --                  --
             ------------------                 ------------------  ------------------       ------------------  ------------------
                  (2,645,295)                       (23,838,377)        (25,653,997)             (277,954,441)       (295,278,717)
  ---------------------------------------------------------------------------------------------------------------------------------

                 228,428,072                         39,203,736          52,198,337               402,322,579         454,389,480

                   2,425,448                         16,903,856          17,897,962               163,591,362         170,131,728
                 (64,690,685)                       (78,276,992)        (85,285,803)             (706,543,959)       (686,361,325)
             ------------------                 ------------------  ------------------       ------------------  ------------------

                 166,162,835                        (22,169,400)        (15,189,504)             (140,630,018)        (61,840,117)
             ------------------                 ------------------  ------------------       ------------------  ------------------
                 166,162,835                        (40,917,340)         (7,194,884)             (376,994,701)          9,076,510
                          --                        447,674,634         454,869,518             4,593,056,970       4,583,980,460
  ---------------------------------------------------------------------------------------------------------------------------------
              $   166,162,835                    $   406,757,294     $   447,674,634          $  4,216,062,269    $  4,593,056,970
  ---------------------------------------------------------------------------------------------------------------------------------


  ---------------------------------------------------------------------------------------------------------------------------------

                          --                         27,254,456          28,196,489               298,216,939         302,304,535
             ------------------                 ------------------  ------------------       ------------------  ------------------
                 228,428,072                          2,431,766           3,213,267                26,723,352          29,865,850

                   2,425,448                          1,055,661           1,102,614                10,939,317          11,174,231
                 (64,690,685)                        (4,879,860)         (5,257,914)              (47,285,576)        (45,127,677)
             ------------------                 ------------------  ------------------       ------------------  ------------------
                 166,162,835                         (1,392,433)           (942,033)               (9,622,907)         (4,087,596)
             ------------------                 ------------------  ------------------       ------------------  ------------------
                 166,162,835                         25,862,023          27,254,456               288,594,032         298,216,939
  ---------------------------------------------------------------------------------------------------------------------------------

  (a)  The fund commenced operations on February 1, 1999.

               $          --                      $   (530,438)       $     240,718            $  (8,915,536)      $           --

     The accompanying notes are an integral part of the financial statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------
                                                        AARP Insured                      AARP Bond
                                                      Tax Free General                     Fund for
                                                          Bond Fund                         Income
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------------------------------------------------

                                                  Years Ended September 30,             Years Ended September 30,
Operations:                                        1999               1998               1999               1998
                                             ---------------    ---------------    ---------------    ---------------
   Net investment income .................   $    78,174,780    $    80,744,879    $    14,010,804    $     7,277,808
   Net realized gain (loss) on investment
     transactions ........................        11,498,586        (10,723,118)        (2,675,990)         2,082,403
   Net unrealized appreciation
     (depreciation) on investment
     transactions during the period.......      (109,090,800)        54,722,106        (12,522,389)          (194,239)
                                             ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  resulting from operations...............       (19,417,434)       124,743,867         (1,187,575)         9,165,972

                                             ------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income .................       (78,174,780)       (80,744,879)       (14,012,564)        (7,273,651)
   Net realized gains ....................        (6,413,928)        (4,608,507)        (2,134,810)          (105,326)
                                             ---------------    ---------------    ---------------    ---------------
Total distributions ......................       (84,588,708)       (85,353,386)       (16,147,374)        (7,378,977)
                                             ------------------------------------------------------------------------
Fund share transactions:
   Proceeds from sale of shares ..........       115,568,677        124,316,305        106,594,857        146,283,322
   Net asset value of shares issued to
     shareholders in reinvestment of
     distributions........................        51,046,126         50,996,040         11,444,471          5,248,778
   Cost of shares redeemed ...............      (202,409,289)      (194,930,797)       (71,957,688)       (31,202,614)
                                             ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets from
  fund share transactions.................       (35,794,486)       (19,618,452)        46,081,640        120,329,486
                                             ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets ........      (139,800,628)        19,772,029         28,746,691        122,116,481
Net assets at beginning of period ........     1,731,780,197      1,712,008,168        180,440,627         58,324,146
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ..........   $ 1,591,979,569    $ 1,731,780,197    $   209,187,318    $   180,440,627
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
---------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period         91,878,322         92,944,577         11,708,636          3,836,332
                                             ---------------    ---------------    ---------------    ---------------
Shares sold ..............................         6,255,603          6,709,199          7,160,150          9,571,994
Shares issued to shareholders in
  reinvestment of distributions...........         2,778,410          2,748,404            775,779            343,356

Shares redeemed ..........................       (11,028,924)       (10,523,858)        (4,888,018)        (2,043,046)
                                             ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in fund shares ...        (1,994,911)        (1,066,255)         3,047,911          7,872,304
                                             ---------------    ---------------    ---------------    ---------------
Shares outstanding at end of period ......        89,883,411         91,878,322         14,756,547         11,708,636
-------------------------------------------------------------------------------------------------------------------------------

(a)  Includes undistributed (overdistributed)
     net investment income ...............   $       399,442     $           --    $        (5,373)   $            --



     The accompanying notes are an integral part of the financial statements




  ---------------------------------------------------------------------------------------------------------------------------------
              AARP Balanced                                  AARP Growth                                   AARP U.S.
              Stock and Bond                                 and Income                                   Stock Index
                   Fund                                         Fund                                         Fund
  ---------------------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------

        Years Ended September 30,                     Years Ended September 30,                    Years Ended September 30,
         1999                1998                     1999                1998                     1999                1998
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
  $    24,460,998      $    25,460,284          $   132,697,045     $   157,629,671          $     4,883,179     $     1,172,870

       12,412,433           45,011,122              249,869,241         768,155,112                  483,542             128,809

        8,250,292          (67,515,206)             400,489,731      (1,245,386,100)              34,978,513          (2,891,885)
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------

       45,123,723            2,956,200              783,056,017        (319,601,317)              40,345,234          (1,590,206)
  ---------------------------------------------------------------------------------------------------------------------------------

      (25,067,125)         (25,262,963)            (142,271,372)       (150,480,599)              (4,702,820)         (1,166,480)
      (41,272,794)         (30,730,876)            (702,702,383)       (581,929,952)                      --            (299,527)
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
      (66,339,919)         (55,993,839)            (844,973,755)       (732,410,551)              (4,702,820)         (1,466,007)
  ---------------------------------------------------------------------------------------------------------------------------------

       83,760,091          230,950,072              563,448,730       1,314,868,507              514,687,937         113,869,347

       61,044,041           51,664,577              771,717,116         671,791,394                4,468,459           1,351,979
     (181,717,076)        (127,870,676)          (1,618,062,191)     (1,088,793,618)            (101,507,475)        (26,567,905)
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------

      (36,912,944)         154,743,973             (282,896,345)        897,866,283              417,648,921          88,653,421
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
      (58,129,140)         101,706,334             (344,814,083)       (154,145,585)             453,291,335          85,597,208
      740,062,591          638,356,257            6,451,867,312       6,606,012,897              123,682,281          38,085,073
  ---------------------------------------------------------------------------------------------------------------------------------
   $   681,933,451      $   740,062,591          $ 6,107,053,229     $ 6,451,867,312          $   576,973,616     $   123,682,281
  ---------------------------------------------------------------------------------------------------------------------------------


  ---------------------------------------------------------------------------------------------------------------------------------

       37,071,341           29,829,626              129,663,295         113,474,683                6,422,055           2,117,187
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
        4,108,736           10,797,928               10,875,438          23,135,455               21,238,722           5,583,188

        3,079,648            2,505,030               15,722,536          12,743,832                  182,135              68,996
       (8,951,779)          (6,061,243)             (31,689,245)        (19,690,675)              (4,184,815)         (1,347,316)
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
       (1,763,395)           7,241,715               (5,091,271)         16,188,612               17,236,042           4,304,868
  -------------------  ------------------       ------------------  ------------------       ------------------  ------------------
       35,307,946           37,071,341              124,572,024         129,663,295               23,658,097           6,422,055
  ---------------------------------------------------------------------------------------------------------------------------------

  $       217,706      $       489,400          $     1,569,658     $     5,829,789          $       237,518     $        23,173


     The accompanying notes are an integral part of the financial statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                AARP Capital                                 AARP Small
                                                                   Growth                                     Company
                                                                    Fund                                     Stock Fund
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

                                                          Years Ended September 30,                  Years Ended September 30,
Operations:                                                1999               1998                    1999               1998
                                                     -----------------   ----------------       -----------------   ----------------
   Net investment income .......................     $     1,142,518     $     6,608,585         $     116,574       $      61,313
   Net realized gain (loss) on investment
     transactions ..............................         151,447,604         158,605,233           (3,853,562)            (208,069)
   Net unrealized appreciation (depreciation) on
     investment transactions during the period..         301,659,944        (218,002,482)            9,318,977         (19,455,499)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations .............................         454,250,066         (52,788,664)            5,581,989         (19,602,255)
                                                     -------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income .......................          (5,808,380)         (6,661,535)              (84,460)           (123,413)
   Net realized gains ..........................        (158,014,903)        (92,509,359)                   --            (246,828)
                                                     -----------------   ----------------       -----------------   ----------------
Total distributions ............................        (163,823,283)        (99,170,894)              (84,460)           (370,241)
                                                     -------------------------------------------------------------------------------
Fund share transactions:
   Proceeds from sale of shares ................         328,380,919         278,559,039            19,840,511          99,397,378
   Net asset value of shares issued to shareholders
     in reinvestment of distributions ..........         155,712,173          94,606,720                81,440             359,305
   Cost of shares redeemed .....................        (286,536,164)       (202,250,533)          (56,215,601)        (33,364,172)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets from fund
   share transactions ..........................         197,556,928         170,915,226           (36,293,650)         66,392,511
                                                     -----------------   ----------------       -----------------   ----------------
Increase (decrease) in net assets ..............         487,983,711          18,955,668           (30,796,121)         46,420,015
Net assets at beginning of period ..............       1,247,335,622       1,228,379,954            96,691,488          50,271,473
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ................     $ 1,735,319,333     $ 1,247,335,622         $  65,895,367       $  96,691,488
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period ......         24,342,283          21,237,515              5,710,713           2,510,889
                                                     -----------------   ----------------       -----------------   ----------------
Shares sold ....................................          5,450,539           4,843,341              1,115,726           4,874,857
Shares issued to shareholders in reinvestment of
   distributions ...............................          2,723,193           1,855,396                  4,548              18,267
Shares redeemed ................................         (4,829,916)         (3,593,969)            (3,148,477)         (1,693,300)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in fund shares .........          3,343,816           3,104,768             (2,028,203)          3,199,824
                                                     -----------------   ----------------       -----------------   ----------------
Shares outstanding at end of period ............         27,686,099          24,342,283              3,682,510           5,710,713

------------------------------------------------------------------------------------------------------------------------------------
(a)  Includes undistributed (overdistributed) net
     investment income .........................      $     940,626       $   5,606,304          $      48,570       $      14,982


     The accompanying notes are an integral part of the financial statements



  --------------------------------------------------------------------------------------------------------------------------------
                                 AARP Global                                               AARP
                                   Growth                                           International Stock
                                    Fund                                                   Fund
  --------------------------------------------------------------------------------------------------------------------------------


  --------------------------------------------------------------------------------------------------------------------------------

                          Years Ended September 30,                              Years Ended September 30,
                           1999               1998                               1999                1998
                     -----------------   ----------------                  ------------------  ------------------
                     $       664,450     $    1,522,209                    $       287,785     $       430,799

                          11,607,431          8,584,866                          1,346,710            (248,301)
                                            (14,167,905)                         4,192,127          (4,208,832)
                          13,068,184
                      -----------------   ----------------                  ------------------  ------------------

                          25,340,065         (4,060,830)                         5,826,622          (4,026,334)
   --------------------------------------------------------------------------------------------------------------------------------

                          (1,638,478)        (1,240,117)                          (464,666)           (156,766)
                          (7,168,800)        (4,107,884)                                --            (213,771)
                     -----------------   ----------------                  ------------------  ------------------
                          (8,807,278)        (5,348,001)                          (464,666)           (370,537)
  --------------------------------------------------------------------------------------------------------------------------------

                          25,611,559         35,909,431                         14,789,667          36,124,571

                           8,476,595          5,161,710                            449,802             359,913

                        (50,379,438)       (35,001,773)                       (26,694,984)        (11,574,855)
                      -----------------   ----------------                  ------------------  ------------------

                         (16,291,284)         6,069,368                        (11,455,515)         24,909,629
                     -----------------   ----------------                  ------------------  ------------------
                             241,503         (3,339,463)                        (6,093,559)         20,512,758
                         144,689,910        148,029,373                         40,771,820          20,259,062
  --------------------------------------------------------------------------------------------------------------------------------
                     $   144,931,413     $  144,689,910                    $    34,678,261     $    40,771,820
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------

                          7,984,664          7,693,438                          2,463,545           1,166,775
                     -----------------   ----------------                  ------------------  ------------------
                           1,313,321          1,837,149                            838,142           1,912,515

                             447,550            288,364                             25,199              21,853

                         (2,583,135)        (1,834,287)                        (1,508,688)           (637,598)
                      -----------------   ----------------                  ------------------  ------------------
                            (822,264)           291,226                           (645,347)          1,296,770
                     -----------------   ----------------                  ------------------  ------------------
                           7,162,400          7,984,664                          1,818,198           2,463,545

  --------------------------------------------------------------------------------------------------------------------------------

                     $     (820,113)     $    1,499,016                    $       224,102     $       420,251


     The accompanying notes are an integral part of the financial statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AARP                                        AARP
                                                             Diversified Income                             Diversified
                                                            with Growth Portfolio                         Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------

Operations:                                               Years Ended September 30,                  Years Ended September 30,
                                                           1999               1998                    1999                1998
                                                     -----------------   ----------------       -----------------   ----------------
   Net investment income .....................        $   5,186,587       $   3,490,913         $    4,166,642      $     3,258,440
   Net realized gain (loss) on investment
     transactions ............................              207,221             605,019                546,010              284,208
   Capital gains distributions from Underlying
     Funds ...................................            1,537,738             696,009              4,425,313            2,068,563
   Net unrealized appreciation (depreciation) on
     investment transactions during the period           (2,552,929)         (2,116,072)             5,381,702           (8,351,965)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets resulting
   from operations ............................           4,378,617           2,675,869             14,519,667           (2,740,754)
                                                     -------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income ......................          (5,113,144)         (3,476,487)            (3,778,884)          (1,347,639)
   Net realized gains .........................          (1,566,830)           (167,236)            (2,343,052)            (421,138)
                                                     -----------------   ----------------       -----------------   ----------------
Total distributions ...........................          (6,679,974)         (3,643,723)            (6,121,936)          (1,768,777)
                                                     -------------------------------------------------------------------------------
Fund share transactions:
   Proceeds from sale of shares ...............          33,905,157          74,011,331             40,726,826          104,833,263
   Net asset value of shares issued to
     shareholders in reinvestment of distributions        5,641,186           2,974,714              5,933,391            1,724,532
   Cost of shares redeemed ....................         (36,538,516)        (21,629,062)           (52,812,859)         (33,511,754)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in net assets from fund
   share transactions .........................           3,007,827          55,356,983             (6,152,642)          73,046,041
                                                     -----------------   ----------------       -----------------   ----------------
Increase (decrease) in net assets .............             706,470          54,389,129              2,245,089           68,536,510
Net assets at beginning of period .............          97,835,547          43,446,418            130,333,328           61,796,818
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a) ...............       $  98,542,017       $  97,835,547         $  132,578,417      $   130,333,328
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN FUND SHARES:
------------------------------------------------------------------------------------------------------------------------------------

Shares outstanding at beginning of period .....           6,114,823           2,721,909              7,580,420            3,551,018
                                                     -----------------   ----------------       -----------------   ----------------
Shares sold ...................................           2,095,463           4,539,735              2,253,263            5,804,982
Shares issued to shareholders in reinvestment of
   distributions ..............................             351,975             183,854                330,735              100,909
Shares redeemed ...............................          (2,263,149)         (1,330,675)            (2,906,565)          (1,876,489)
                                                     -----------------   ----------------       -----------------   ----------------
Net increase (decrease) in fund shares ........             184,289           3,392,914               (322,567)           4,029,402
                                                     -----------------   ----------------       -----------------   ----------------
Shares outstanding at end of period ...........           6,299,112           6,114,823              7,257,853            7,580,420
------------------------------------------------------------------------------------------------------------------------------------

(a)  Includes undistributed (overdistributed) net
       investment income ......................       $      98,224       $      25,142         $    2,600,431        $   2,556,239


     The accompanying notes are an integral part of the financial statements

                                                                            /5/
-------------------------------------------------------------------------------



                                        F I N A N C I A L   H I G H L I G H T S


                             The Financial Highlights are part of the Financial Statements and are provided to shareholders on an annual basis, as required by federal securities law and monitored by the Securities and Exchange Commission (SEC). The independent accountant of the AARP Investment Program's annual report is PricewaterhouseCoopers LLP.

                             The information in this section explains the statistical per share income and expense ratio(s) from operations, dividends paid to shareholders, total returns, and other financial information.

                             This section is designed to help you understand how each AARP fund performed and allows you to compare the period's performance and expenses to prior fiscal periods.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



AARP HIGH QUALITY MONEY FUND
-----------------------------------------------------------------------------------------------------------------
                                                                          Years Ended September 30,
                                                            -----------------------------------------------------
                                                                1999       1998      1997      1996      1995
                                                            -----------------------------------------------------
Net asset value, beginning of period ..................     $  1.000    $  1.000  $  1.000  $  1.000  $  1.000
                                                            -----------------------------------------------------
   Net investment income ..............................         .043        .048      .046      .045      .049
   Distributions from net investment income ...........       (.043)      (.048)    (.046)    (.045)    (.049)
                                                            -----------------------------------------------------
Net asset value, end of period ........................     $  1.000    $  1.000  $  1.000  $  1.000  $  1.000
                                                            -----------------------------------------------------
Total Return (%) ......................................         4.38        4.86      4.72      4.62      4.99
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................          427         581       471       412       384
Ratio of operating expenses to average daily net
   assets (%) .........................................          .87         .87       .91       .96       .98
Ratio of net investment income to average daily
   net assets (%) .....................................         4.29        4.76      4.63      4.54      4.89




AARP HIGH QUALITY TAX FREE MONEY FUND
-----------------------------------------------------------------------------------------------------------------
                                                                          Years Ended September 30,
                                                            -----------------------------------------------------
                                                                1999       1998      1997      1996      1995
                                                            -----------------------------------------------------
Net asset value, beginning of period ..................     $  1.000    $  1.000  $  1.000  $  1.000  $  1.000
                                                            -----------------------------------------------------
   Net investment income ..............................         .023        .028      .028      .028      .029
   Distributions from net investment income ...........       (.023)      (.028)    (.028)    (.028)    (.029)
                                                            -----------------------------------------------------
Net asset value, end of period ........................     $  1.000    $  1.000  $  1.000  $  1.000  $  1.000
                                                            -----------------------------------------------------
Total Return (%) ......................................         2.37        2.82      2.80      2.80      2.99
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................           87          98       103       111       120
Ratio of operating expenses, net, to average daily
   net assets (%) .....................................          .85         .83       .85       .85       .87
Ratio of net investment income to average daily
   net assets (%) .....................................         2.34        2.78      2.76      2.77      2.94



The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

AARP PREMIUM MONEY FUND
---------------------------------------------------------------------------------------------------------
                                                                                         For the Period
                                                                                        February 1, 1999
                                                                                        (d) to September
                                                                                            30, 1999
                                                                                          ------------
Net asset value, beginning of period ..................................................   $      1.000
                                                                                          ------------
   Net investment income ..............................................................           .031
   Distributions from net investment income ...........................................          (.031)
                                                                                          ------------
Net asset value, end of period ........................................................   $      1.000
                                                                                          ------------
Total Return (%) (a) ..................................................................           3.09(b)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................................................            166
Ratio of operating expenses net to average daily net assets (%) .......................            .50(c)
Ratio of operating expenses, before expense reductions, to average daily net assets (%)            .90(c)
Ratio of net investment income to average daily net assets (%) ........................           4.75(c)




AARP HIGH QUALITY SHORT TERM BOND FUND
------------------------------------------------------------------------------------------------------------------
                                                                            Years Ended September 30,
                                                               ---------------------------------------------------
                                                                  1999      1998      1997      1996      1995
                                                               ---------------------------------------------------
Net asset value, beginning of period .......................   $  16.43  $  16.13  $  15.82  $  16.01  $  15.05
                                                               ---------------------------------------------------
Income from investment operations:
   Net investment income ...................................        .89       .94       .93       .92       .94
   Net realized and unrealized gain (loss) on
     investments ...........................................       (.70)       .30       .31     (.19)       .95
                                                               ---------------------------------------------------
Total from investment operations ...........................        .19      1.24      1.24       .73      1.89
                                                               ---------------------------------------------------
Less distributions from:
   Net investment income ...................................      (.89)     (.94)     (.93)     (.92)     (.93)
                                                               ---------------------------------------------------
Net asset value, end of period .............................   $  15.73  $  16.43  $  16.13  $  15.82  $  16.01
                                                               ---------------------------------------------------
Total Return (%) ...........................................       1.21      7.90      8.15      4.59     12.98
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................        407       448       455       512       533
Ratio of operating expenses to average daily net assets (%)         .87       .90       .93       .91       .95
Ratio of net investment income to average daily net assets (%)     5.56      5.77      5.84      5.76      6.13
Portfolio turnover rate (%) ................................      78.97    137.60     83.26    169.96    201.07

(a) Total returns would have been lower had certain expenses not been reduced.
(b) Not annualized
(c) Annualized
(d) Commencment of operations


Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

AARP GNMA AND U.S. TREASURY FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                              Years Ended September 30,
                                                                ------------------------------------------------------
                                                                    1999       1998       1997      1996      1995
                                                                 ------------------------------------------------------
Net asset value, beginning of period                            $  15.40    $  15.16   $  14.91  $  15.19  $  14.73
                                                                ------------------------------------------------------
Income from investment operations:
   Net investment income ...................................         .94         .99        .98       .99      1.01
   Net realized and unrealized gain (loss) on investments ..        (.79)        .24        .25      (.28)      .46
                                                                ------------------------------------------------------
Total from investment operations ...........................         .15        1.23       1.23       .71      1.47
                                                                ------------------------------------------------------
Less distributions from:
   Net investment income ...................................        (.94)       (.99)      (.98)     (.99)     (.98)
   Tax return of capital ...................................          --          --         --        --     (.03)
                                                                ------------------------------------------------------
Total distributions ........................................        (.94)       (.99)      (.98)     (.99)    (1.01)
                                                                ------------------------------------------------------
Net asset value, end of period .............................    $  14.61    $  15.40   $  15.16  $  14.91  $  15.19
                                                                ------------------------------------------------------
Total Return (%) ...........................................        0.99        8.40       8.49      4.79     10.31
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................       4,216       4,593      4,584     4,904     5,252
Ratio of operating expenses to average daily net assets (%)          .65         .61        .65       .64       .67
Ratio of net investment income to average daily net assets (%)      6.25        6.52       6.51      6.55      6.77
Portfolio turnover rate (%) ................................      245.22(a)   160.40      86.76     83.44     70.35




AARP INSURED TAX FREE GENERAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                Years Ended September 30,
                                                                    ---------------------------------------------------
                                                                      1999      1998      1997      1996      1995
                                                                   ---------------------------------------------------
Net asset value, beginning of period .......................       $  18.85  $  18.42  $  17.90  $  17.74  $  16.93
                                                                   ---------------------------------------------------
Income from investment operations:
   Net investment income ...................................            .85       .88       .88       .87       .87
   Net realized and unrealized gain (loss) on investments ..          (1.07)      .48       .61       .16       .81
                                                                    ---------------------------------------------------
Total from investment operations ...........................           (.22)     1.36      1.49      1.03      1.68
                                                                    ---------------------------------------------------
Less distributions from:
   Net investment income ...................................           (.85)     (.88)     (.88)     (.87)     (.87)
   Net realized gains on investments .......................           (.07)     (.05)     (.09)       --        --
                                                                   ---------------------------------------------------
Total distributions ........................................           (.92)     (.93)     (.97)     (.87)     (.87)
                                                                   ---------------------------------------------------
Net asset value, end of period .............................       $  17.71  $  18.85  $  18.42  $  17.90  $  17.74
                                                                   ---------------------------------------------------
Total Return (%) ...........................................          (1.21)     7.57      8.57      5.88     10.21
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................          1,592     1,732     1,712     1,755     1,807
Ratio of operating expenses to average daily net assets (%)             .67       .62       .66       .66       .69
Ratio of net investment income to average daily net assets (%)         4.65      4.73      4.87      4.83      5.06
Portfolio turnover rate (%) ................................           7.89      6.21      7.61     18.69     17.45

(a) The portfolio turnover rate including mortgage dollar roll transactions was 257.84% for the period ended September 30, 1999.


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

AARP BOND FUND FOR INCOME
------------------------------------------------------------------------------------------------------------------

                                                                                                    For the Period
                                                                                                      February 1,
                                                                                                      1997(c) to
                                                                     Years Ended September 30,      September 30,
                                                                  ----------------------------------     1997
                                                                        1999            1998
                                                                  --------------------------------------------------
Net asset value, beginning of period ..........................   $     15.41     $     15.20     $     15.00
                                                                  --------------------------------------------------
Income from investment operations:
   Net investment income ......................................          1.00            1.02             .69
   Net realized and unrealized gain (loss) on investments .....         (1.06)            .23             .20
                                                                  --------------------------------------------------
Total from investment operations ..............................          (.06)           1.25             .89
                                                                  --------------------------------------------------
Less distributions from:
   Net investment income ......................................          (1.00)          (1.02)           (.69)
   Net realized gains on investments ..........................          (.17)           (.02)             --
                                                                  --------------------------------------------------
Total distributions ...........................................         (1.17)          (1.04)           (.69)
                                                                  --------------------------------------------------
Net asset value, end of period ................................   $     14.18     $     15.41     $     15.20
                                                                  --------------------------------------------------
Total Return (%) (d) ..........................................          (.46)           8.47            6.06(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................           209             180              58
Ratio of operating expenses, net, to average daily net assets (%)         .42             .19             -- (b)
Ratio of operating expenses, before expense reductions, to
   average daily net assets (%) ...............................           .90            1.04            1.53(b)
Ratio of net investment income to average daily net assets (%)           6.77            6.66            7.03(b)
Portfolio turnover rate (%) ...................................         63.90          130.56           13.69(b)


AARP BALANCED STOCK AND BOND FUND
------------------------------------------------------------------------------------------------------------------


                                                                             Years Ended September 30,
                                                                  ---------------------------------------------------
                                                                  1999(e)   1998(e)   1997(e)     1996      1995
                                                                 ---------------------------------------------------
Net asset value, beginning of period ..........................  $  19.96  $  21.40  $  17.63  $  16.40  $  14.64
                                                                 ---------------------------------------------------
Income from investment operations:
   Net investment income ......................................       .67       .75       .72       .66       .61
   Net realized and unrealized gain (loss) on
     investments...............................................       .51     (.46)      3.98      1.44      1.79
                                                                 ---------------------------------------------------
Total from investment operations ..............................      1.18       .29      4.70      2.10      2.40
                                                                 ---------------------------------------------------
Less distributions from:
   Net investment income ......................................      (.70)     (.73)     (.72)     (.66)     (.60)
   Net realized gains on investments ..........................     (1.13)    (1.00)     (.21)     (.21)     (.04)
                                                                 ---------------------------------------------------
Total distributions ...........................................     (1.83)    (1.73)     (.93)     (.87)     (.64)
                                                                 ---------------------------------------------------
Net asset value, end of period ................................  $  19.31  $  19.96  $  21.40  $  17.63  $  16.40
                                                                 ---------------------------------------------------
Total Return (%) ..............................................      5.84      1.26     27.34     13.08     16.80
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................       682       740       638       403       247
Ratio of operating expenses to average daily net assets (%) ...       .88       .84       .91       .88      1.01
Ratio of net investment income to average daily net assets (%)       3.28      3.50      3.71      4.09      4.12
Portfolio turnover rate (%) ...................................     47.64     56.69     26.79     35.22     63.77

(a) Not Annualized
(b) Annualized
(c) Commencement of operations.
(d) Total return would have been lower had certain expenses not been reduced.
(e) Based on monthly average shares outstanding during the period.


Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

AARP GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                         Years Ended September 30,
                                                                            ---------------------------------------------------
                                                                             1999(a)   1998(a)   1997(a)     1996      1995
                                                                            ---------------------------------------------------
Net asset value, beginning of period ...................................    $  49.76  $  58.22   $  43.94  $  38.36  $  34.13
                                                                            ---------------------------------------------------
Income from investment operations:
   Net investment income ...............................................        1.02      1.25       1.19      1.17      1.11
   Net realized and unrealized gain (loss) on investments ..............        4.91     (3.45)     16.00      6.40      5.44
                                                                            ---------------------------------------------------
Total from investment operations .......................................        5.93     (2.20)     17.19      7.57      6.55
                                                                            ---------------------------------------------------
Less distributions from:
   Net investment income ...............................................       (1.12)    (1.19)    (1.19)    (1.15)    (1.09)
   Net realized gains on investments ...................................       (5.55)    (5.07)    (1.72)     (.84)    (1.23)
                                                                            ---------------------------------------------------
Total distributions ....................................................       (6.67)    (6.26)    (2.91)    (1.99)    (2.32)
                                                                            ---------------------------------------------------
Net asset value, end of period .........................................    $  49.02  $  49.76  $  58.22  $  43.94  $  38.36
                                                                            ---------------------------------------------------
Total Return (%) .......................................................       12.10     (4.22)    40.70     20.20     20.43
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................................       6,107     6,452     6,606     4,219     3,007
Ratio of operating expenses to average daily net assets (%) ............         .76       .67       .71       .69       .72
Ratio of net investment income to average daily net assets (%) .........        1.98      2.22      2.38      2.94      3.28
Portfolio turnover rate (%) ............................................       30.41     40.19     33.40     25.02     31.26



AARP U.S. STOCK INDEX FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              For the Period
                                                                                                             February 1, 1997
                                                                                                                  (b) to
                                                                                                               September 30,
                                                                                Years Ended September 30,         1997(a)
                                                                            ---------------------------------------------------
                                                                                 1999(a)         1998(a)
                                                                            ---------------------------------------------------
Net asset value, beginning of period ...................................        $  19.26     $     17.99     $     15.00
                                                                            ---------------------------------------------------
Income from investment operations:
   Net investment income ...............................................             .32             .32             .20
   Net realized and unrealized gain (loss) on investments ..............            5.09            1.37            2.97
                                                                            ---------------------------------------------------
Total from investment operations .......................................            5.41            1.69            3.17
                                                                            ---------------------------------------------------
Less distributions from:
   Net investment income ...............................................            (.28)           (.29)           (.18)
   Net realized gain on investments ....................................              --            (.13)             --
                                                                            ---------------------------------------------------
Total distributions ....................................................            (.28)           (.42)           (.18)
                                                                            ---------------------------------------------------
Net asset value, end of period .........................................        $  24.39     $     19.26     $     17.99
                                                                            ---------------------------------------------------
Total Return (%) (c) ...................................................           28.02            9.39        21.22(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................................             577             124              38
Ratio of operating expenses, net, to average daily net assets (%) ......             .50             .50          .50(e)
Ratio of operating expenses, before expense reductions, to average
   daily net assets (%) ................................................             .76            1.13         2.38(e)
Ratio of net investment income to average daily net assets (%) .........            1.31            1.58         1.94(e)
Portfolio turnover rate (%) ............................................            3.56            1.11        14.52(e)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Not Annualized
(e) Annualized


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

AARP CAPITAL GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------


                                                                                         Years Ended September 30,
                                                                            ---------------------------------------------------
                                                                             1999(a)   1998(a)  1997(a)      1996      1995
                                                                            ---------------------------------------------------
Net asset value, beginning of period ................................       $  51.24  $  57.84  $  43.47  $  38.36  $  31.74
                                                                            ---------------------------------------------------
Income from investment operations:
   Net investment income ............................................            .04       .28       .34       .42       .36
   Net realized and unrealized gain (loss) on investments ...........          18.19    (2.26)     18.43      5.59      6.91
                                                                            ---------------------------------------------------
Total from investment operations ....................................          18.23    (1.98)     18.77      6.01      7.27
                                                                            ---------------------------------------------------
Less distributions from:
   Net investment income ............................................           (.24)     (.31)     (.41)     (.39)     (.01)
   Net realized gains on investments ................................          (6.55)    (4.31)    (3.99)     (.51)     (.64)
                                                                            ---------------------------------------------------
Total distributions .................................................          (6.79)    (4.62)    (4.40)     (.90)     (.65)
                                                                            ---------------------------------------------------
Net asset value, end of period ......................................       $  62.68  $  51.24  $  57.84  $  43.47  $  38.36
                                                                            ---------------------------------------------------
Total Return (%) ....................................................          36.83     (3.39)    46.72     15.97     23.47
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................          1,735     1,247     1,228       826       692
Ratio of operating expenses to average daily net assets (%) .........            .91       .87       .92       .90       .95
Ratio of net investment income to average daily net assets (%) ......            .07       .50       .70      1.05      1.00
Portfolio turnover rate (%) .........................................          68.10     53.18     39.04     64.84     98.44




AARP SMALL COMPANY STOCK FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              For the Period
                                                                                                             February 1, 1997
                                                                              Years Ended September 30,           (b) to
                                                                         -----------------------------------  September 30,
                                                                              1999(a)           1998(a)          1997(a)
                                                                         ------------------------------------------------------
Net asset value, beginning of period ................................        $  16.93      $     20.02      $     15.00
                                                                         ------------------------------------------------------
Income from investment operations:
   Net investment income ............................................             .02              .01              .04
   Net realized and unrealized gain (loss) on investments ...........             .96            (2.98)            4.98
                                                                         ------------------------------------------------------
Total from investment operations ....................................             .98            (2.97)            5.02
                                                                         ------------------------------------------------------
Less distributions from:
   Net investment income ............................................            (.02)            (.04)              --
   Net realized gains on investments                                               --             (.08)              --
                                                                         ------------------------------------------------------
Total distributions .................................................            (.02)            (.12)              --
                                                                         ------------------------------------------------------
Net asset value, end of period ......................................        $  17.89      $     16.93      $     20.02
                                                                         ------------------------------------------------------
Total Return (%) ....................................................            5.70           (14.91)(c)        33.53(c)(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............................              66               97               50
Ratio of operating expenses, net, to average daily net assets (%) ...            1.70             1.75             1.75(e)
Ratio of operating expenses, before expense reductions, to
   average daily net assets (%) .....................................            1.70             1.80             2.79(e)
Ratio of net investment income to average daily net assets (%) ......             .13              .07              .40(e)
Portfolio turnover rate (%) .........................................           17.42            12.21             5.01(e)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Not Annualized
(e) Annualized


Financial Highlights

The following tables include selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

AARP GLOBAL GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               For the Period
                                                                               Years Ended September 30,      February 1, 1996
                                                                         ----------------------------------  (b) to September 30,
                                                                            1999        1998        1997            1996
                                                                         ------------------------------------------------------
Net asset value, beginning of period ...............................     $   18.12  $   19.24   $   15.49    $     15.00
                                                                         ------------------------------------------------------
Income from investment operations:
   Net investment income ...........................................           .09        .19         .09            .06
   Net realized and unrealized gain (loss) on investments ..........          3.16      (.62)        3.72            .43
                                                                         ------------------------------------------------------
Total from investment operations ...................................          3.25      (.43)        3.81            .49
                                                                         ------------------------------------------------------
Less distributions from:
   Net investment income ...........................................          (.21)      (.16)       (.06)            --
   Net realized gain on investments ................................          (.92)      (.53)         --             --
                                                                         ------------------------------------------------------
Total distributions ................................................         (1.13)      (.69)       (.06)            --
                                                                         ------------------------------------------------------
Net asset value, end of period .....................................     $   20.24  $   18.12   $   19.24    $     15.49
                                                                         ------------------------------------------------------
Total Return (%) ...................................................         18.36      (2.19)      24.67(c)        3.27(c)(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................           145        145         148             78
Ratio of operating expenses, net, to average daily net assets (%) ..          1.65       1.65        1.75        1.75(e)
Ratio of operating expenses, before expense reductions, to
   average daily net assets (%) ....................................          1.65       1.65        1.82        2.31(e)
Ratio of net investment income to average daily net assets (%) .....           .44        .99         .55        1.03(e)
Portfolio turnover rate (%) ........................................         54.76      59.15       31.34       12.56(e)


AARP INTERNATIONAL STOCK FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                                                              For the Period
                                                                                                             February 1, 1997
                                                                                                             (b) to September
                                                                                Years Ended September 30,        30, 1997
                                                                             --------------------------------------------------
                                                                                   1999            1998
                                                                             --------------------------------------------------
Net asset value, beginning of period ......................................  $     16.55     $     17.36     $     15.00
                                                                             --------------------------------------------------
Income from investment operations:
   Net investment income ..................................................          .13             .28             .23
   Net realized and unrealized gain (loss) on investments .................         2.59            (.83)           2.13
                                                                             --------------------------------------------------
Total from investment operations ..........................................         2.72            (.55)           2.36
                                                                             --------------------------------------------------
Less distributions from:
   Net investment income ..................................................         (.20)           (.11)             --
   Net realized gains on investments ......................................           --            (.15)             --
                                                                             --------------------------------------------------
Total distributions .......................................................         (.20)           (.26)             --
                                                                             --------------------------------------------------
Net asset value, end of period ............................................  $     19.07     $     16.55     $     17.36
                                                                             --------------------------------------------------
Total Return (%) (c) ......................................................        16.52           (3.16)          15.73(d)
Ratios and Supplemental Data
Net assets, end of period ($ millions)                                                35              41              20
Ratio of operating expenses, net, to average daily net assets (%) .........         1.75            1.75            1.75(e)
Ratio of operating expenses, before expense reductions, to average
   daily net assets (%) ...................................................         2.40            2.41            4.28(e)
Ratio of net investment income to average daily net assets (%) ............         0.75            1.30            2.35(e)
Portfolio turnover rate (%) ...............................................       214.14           75.28           50.73(e)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Not Annualized
(e) Annualized


     The accompanying notes are an integral part of the financial statements

The following tables include selected data for a share outstanding throughout each period (a) and other performance information deried from the financial statements.

AARP DIVERSIFIED INCOME WITH GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                                              For the Period
                                                                                Years Ended September 30,    February 1, 1997
                                                                             -----------------------------   (b) to September
                                                                                   1999            1998           30, 1997
                                                                             --------------------------------------------------
Net asset value, beginning of period ....................................... $     16.00     $     15.96     $     15.00
                                                                             --------------------------------------------------
Income from investment operations:
   Net investment income ...................................................         .80             .82             .43
   Net realized and unrealized gain (loss) on investments ..................        (.12)            .03             .96
                                                                             --------------------------------------------------
Total from investment operations ...........................................         .68             .85            1.39
                                                                             --------------------------------------------------
Less distribution from:
   Net investment income ...................................................        (.79)           (.76)           (.43)
   Net realized gains on investments .......................................        (.25)           (.05)              --
                                                                             --------------------------------------------------
Total distributions ........................................................       (1.04)           (.81)           (.43)
                                                                             --------------------------------------------------
Net asset value, end of period ............................................. $     15.64     $     16.00     $     15.96
                                                                             --------------------------------------------------
Total Return (%) (e) .......................................................        4.21            5.38            9.35(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................................          99              98              43
Ratio of operating expenses to average daily net assets (%) (f) ............          --              --              --
Ratio of net investment income to average daily net assets (%) .............        4.95            5.05            5.13(d)
Portfolio turnover rate (%) ................................................       22.53            5.12            5.57(d)


AARP DIVERSIFIED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                                              For the Period
                                                                                                             February 1, 1997
                                                                                                                  (b) to
                                                                                                               September 30,
                                                                                Years Ended September 30,          1997
                                                                             --------------------------------------------------
                                                                                   1999            1998
                                                                             --------------------------------------------------
Net asset value, beginning of period ....................................... $     17.19     $     17.40     $     15.00
                                                                             --------------------------------------------------
Income from investment operations:
   Net investment income ...................................................         .55             .58             .34
   Net realized and unrealized gain (loss) on investments ..................        1.34            (.37)           2.06
                                                                             --------------------------------------------------
Total from investment operations ...........................................        1.89             .21            2.40
                                                                             --------------------------------------------------
Less distributions from:
   Net investment income ...................................................       (.50)            (.32)             --
   Net realized gain on investment .........................................       (.31)            (.10)             --
                                                                             --------------------------------------------------
Total distributions ........................................................       (.81)            (.42)             --
                                                                             --------------------------------------------------
Net asset value, end of period ............................................. $     18.27     $     17.19     $     17.40
                                                                             --------------------------------------------------
Total Return (%) (e) .......................................................       11.08            1.22        16.00(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................................         133             130              62
Ratio of operating expenses to average daily net assets (%) (f) ............          --              --              --
Ratio of net investment income to average daily net assets (%) .............        3.00            3.21            3.52(d)
Portfolio turnover rate (%) ................................................       31.86            5.55            7.67(d)

(a) Based on monthly average shares outstanding during the period.
(b) Commencement of operations.
(c) Not Annualized
(d) Annualized
(e) If the Adviser had not maintained some Underlying Funds' expenses, the total return would have been lower.
(f) This Portfolio invests in other AARP Funds, and although the Portfolio did not incur any direct expenses for the periods presented, thePortfolio did bear its share of the operating, administrative and advisory expenses of the Underlying AARP Funds.


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-------------------------------------------------------------------------------














                                                                N O T E S   T O
                                        F I N A N C I A L   S T A T E M E N T S


                             Additional information about the Financial Statements is found in the Notes to Financial Statements. This section includes detailed information on expenses, organization costs, and transactions, as well as management fees and commitments.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies.

   The following AARP Mutual Funds (the "AARP Funds" or the "Funds") from Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Fund Manager") are a series of five entities organized as Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies (the "Trusts").

  Trust name:                                  Series name:
  ------------------------------------------------------------------------------

  AARP Cash Investment Funds:
                                   AARP High Quality Money Fund
                                   AARP Premium Money Fund
  AARP Income Trust:
                                   AARP High Quality Short Term Bond Fund
                                   AARP GNMA and U.S. Treasury Fund
                                   AARP Bond Fund for Income

  AARP Tax Free Income Trust:
                                   AARP High Quality Tax Free Money Fund
                                   AARP Insured Tax Free General Bond Fund
  AARP Growth Trust:
                                   AARP Balanced Stock and Bond Fund
                                   AARP Growth and Income Fund
                                   AARP U.S. Stock Index Fund
                                   AARP Capital Growth Fund
                                   AARP Small Company Stock Fund
                                   AARP Global Growth Fund
                                   AARP International Stock Fund
                                      (formerly AARP International Growth and
                                      Income Fund)

  AARP Managed Investment Portfolios
  Trust:

                                   AARP Diversified Income with Growth Portfolio AARP Diversified Growth Portfolio

   All Funds are diversified. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series. The Funds within the AARP Managed Investment Portfolios Trust (the "AARP Diversified Portfolios") invest primarily in existing AARP Mutual Funds from Scudder Kemper (the "Underlying AARP Funds").

   The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in preparation of their financial statements.

   A. Security Valuation. The AARP Cash Investment Funds and the AARP High Quality Tax Free Money Fund use the amortized cost method of security valuation as permitted under Rule 2a-7 under the 1940 Act. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market.

   Security valuation with respect to each of the remaining Funds is performed in the following manner:

   Common and preferred stocks traded on U.S. or foreign securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there are no such bid and asked quotations, the most recent bid quotation is used. Unlisted securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Unlisted securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. Lacking any sales, the security is valued at the calculated mean quotation for such security. Lacking a calculated mean, the security is valued at the most recent bid quotation. If there are no such sales, the value is the most recent bid quotation.

   Portfolio debt securities, other than money market securities, are valued by pricing agents approved by the Trustees, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

   Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Variable rate demand notes are carried at cost which, together with accrued interest, approximates market.

   Investments of the AARP Diversified Income with Growth Portfolio and AARP Diversified Growth Portfolio are valued at the net asset value per share of each Underlying AARP Fund as of the close of regular trading on the New York Stock Exchange.

   The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   B. Repurchase Agreements. Each of the AARP Funds may enter into repurchase agreements with selected banks and broker/dealers whereby each Fund, through its custodian, receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is at least equal to the repurchase price.

   C. Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the AARP High Quality Short Term Bond Fund, the AARP GNMA and U.S. Treasury Fund, the AARP Insured Tax Free General Bond Fund, the AARP Bond Fund for Income and the AARP Balanced Stock and Bond Fund sold interest rate futures to hedge against declines in the value of portfolio securities, and the AARP GNMA and U.S. Treasury Fund purchased interest rate futures to manage the duration of the portfolio. Also, during the period, the AARP U.S. Stock Index Fund purchased index futures as a temporary substitute for purchasing selected investments.

   Upon entering into a futures contract, a fund is required to deposit with a financial intermediary an amount equal to a certain percentage of the face value indicated in the futures contract ("initial margin"). Subsequent payments ("variation margin") are made or received by a fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, a fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

   Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit a fund's ability to close out a futures contract prior to the settlement date, and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, a fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

NOTES TO FINANCIAL STATEMENTS

   D. Options. In an option contract, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the applicable Fund if the option is exercised.

   During the period, the AARP International Stock Fund wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets.

   If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

   The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

   The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

   When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

   E. Securities Purchased on a Forward Delivery or When-Issued Basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time a fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the fund and no interest accrues to the fund. The AARP High Quality Short Term Bond Fund and the AARP GNMA and U.S. Treasury Fund held when-issued securities during the period.

   F. Forward Currency Exchange Contracts. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the AARP Global Growth Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets. In addition, the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, AARP Global Growth Fund and AARP International Stock Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

   Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

   Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

   G. Foreign Currency Translations. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases  and sales of  investment  securities,  dividend and   interest
       income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

   Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

   H. Mortgage Dollar Rolls. Mortgage dollar rolls are transactions in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. During the period, the AARP GNMA Fund entered into mortgage dollar rolls.

   I. Securities Transactions and Related Investment Income. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of one year or less. In addition, acquisition discount is accreted on securities purchased with an original maturity of one year or greater for the AARP Bond Fund for Income. Premiums on securities purchased by the AARP Tax Free Income Trust are amortized on an effective yield basis over the life of the security. Distributions of income and capital gains earned by the AARP Diversified Growth and AARP Diversified Income with Growth Portfolios from the Underlying AARP Funds are recorded on the ex-dividend date.

   Each Fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

   J. Federal Income Taxes. Each of the Funds is treated as a single entity for federal income tax purposes. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its

NOTES TO FINANCIAL STATEMENTS

taxable and tax exempt income to its shareholders. Accordingly, the Funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.

   K. Distribution of Income and Gains. Each AARP Fund intends to follow the practice of distributing all of its net investment income to shareholders. Dividends from the AARP Cash Investment Funds and the Funds of the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. Dividends from the AARP Diversified Income with Growth Portfolio, the AARP Balanced Stock and Bond Fund, the AARP U.S. Stock Index Fund, and the AARP Growth and Income Fund are declared and paid quarterly. Dividends from the AARP Global Growth Fund, the AARP Small Company Stock Fund, the AARP International Stock Fund, the AARP Diversified Growth Portfolio, and the AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains for each Fund which are in excess of any available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund and AARP Premium Money Fund may take into account realized gains and losses on the sales of securities in its daily distributions. Additional distributions may be made by each Fund if necessary.

   The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations, which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, Real Estate Investment Trusts (REITs) and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

   L. Expenses. Each Fund (except for the AARP Diversified Income with Growth and Diversified Growth Portfolios) is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a Fund, such as reports to shareholders and portions of Trustees' and legal fees, are allocated among all the Funds.

   The AARP Diversified Income with Growth and AARP Diversified Growth Portfolios (the "Portfolios") have entered into a Special Servicing Agreement with Scudder Kemper, the Underlying AARP Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation and Scudder Investor Services, whereby the Fund Manager arranges for all services pertaining to the operations of the Portfolios. If the aggregate expenses of the Portfolios are less than the estimated savings to the Underlying AARP Funds from the operation of each Portfolio, each of the Underlying AARP Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying AARP Fund will be expected to carry expenses that are in excess of the estimate of savings to the respective Underlying AARP Fund. These estimated savings result from the reduction in shareholder servicing costs due to the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying AARP Funds. In the event that the financial benefits to the Underlying AARP Funds do not exceed aggregate expenses of any Portfolio, the Fund Manager will pay certain costs on behalf of the respective Portfolio. In accordance with the Special Servicing Agreement, as discussed above, no expenses were charged to the AARP Diversified Income with Growth and AARP Diversified Growth Portfolios during the period. For the year ended September 30, 1999, the Fund Manager paid expenses in the approximated amounts of $135,288 and $169,453, on behalf of the AARP Diversified Income with Growth and AARP Diversified Growth Portfolios, respectively. Additionally, the Fund Manager has assumed the organization costs of each Portfolio.

   For the year ended September 30, 1999, the amounts charged to the Underlying AARP Funds under the Special Servicing Agreement, as shown in the Statement of Operations as part of the Services to shareholders expense, were as follows:

         AARP High Quality Money Fund                   $  43,436        AARP U.S. Stock Index Fund                $  38,719
         AARP High Quality Short Term Bond Fund         $  16,442        AARP Capital Growth Fund                  $  66,552
         AARP GNMA and U.S. Treasury Fund               $ 127,522        AARP Small Company Stock Fund             $  69,448
         AARP Bond Fund for Income                      $  38,336        AARP Global Growth Fund                   $  37,848
         AARP Growth and Income Fund                    $ 169,255        AARP International Stock Fund             $  57,236

   M. Organization Costs. Costs incurred by the AARP Balanced Stock and Bond Fund, the AARP Global Growth Fund, the AARP U.S. Stock Index Fund, the AARP Bond Fund for Income, the AARP International Stock Fund, and the AARP Small Company Stock Fund in connection with their organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period. The Fund Manager has assumed the organization costs of the AARP Premium Money Fund, the AARP Diversified Growth and AARP Diversified Income with Growth Portfolios.

   N. Transactions in Securities of Affiliated Issuers. The AARP Growth and Income Fund had transactions in securities of affiliated issuers. An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the year ended September 30, 1999, is as follows:

                                        Beginning        Purchases          Sales
    Affiliate                            Cost ($)          Cost ($)         Cost ($)      Ending Cost ($)     Market Value ($)
    --------------------------------------------------------------------------------------------------------------------------
    General Growth Properties, Inc.     49,335,005          --                --            49,335,005            63,154,350
                                     =========================================================================================

                                           Realized Gain/Loss ($)               Dividend Income ($)
                                     ----------------------------------------------------------------------
    Affiliated Issuers ..............                --                              3,849,408
    Unaffiliated Issuers ............           251,493,612                        173,210,930
                                     ----------------------------------------------------------------------
     Total ..........................           251,493,612                        177,060,338
                                     ======================================================================

   The AARP Diversified Portfolios do not invest in the Underlying AARP Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying AARP Fund's net assets. At September 30, 1999, the Diversified Income with Growth Portfolio held 5% or more of the following Underlying AARP Funds' outstanding shares: approximately 14% of the AARP Bond Fund for Income. The Diversified Growth Portfolio held 5% or more of the following Underlying AARP Funds' outstanding shares at September 30, 1999: approximately 19% of the AARP International Stock Fund; 12% of the AARP Bond Fund for Income; 10% of the AARP Small Company Stock Fund; 8% of the U.S. Stock Index Fund; and 5% of the AARP Global Growth Fund.

Note 2. Management Fee and other Related Transactions.

   Under the investment management and advisory agreement (the "Management Agreement") between each Trust (excluding the AARP Managed Investment Portfolios Trust) and the Fund Manager, the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets") except the AARP Diversified Income with Growth and the Diversified Growth Portfolios, and each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds (excluding the AARP Diversified Income with Growth and the Diversified Growth Portfolios).

NOTES TO FINANCIAL STATEMENTS

The Annual Base Fee is calculated as follows:

                  .35% of the first $2.0 billion of such               .26% of the next $3.0 billion of such assets
                       assets                                          .25% of the next $3.0 billion of such assets
                  .33% of the next $2.0 billion of such assets         .24% of such assets thereafter
                  .30% of the next $2.0 billion of such assets
                  .28% of the next $2.0 billion of such assets

   In addition to the Base Fee, each Fund (excluding the AARP Diversified Income with Growth and the AARP Diversified Growth Portfolios) agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, and the varying levels of complexity of investment research and securities trading required to manage each Fund. The Fund Manager has retained Bankers Trust Company as Subadviser to the AARP U.S. Stock Index Fund; under the Subadvisory Agreement, the Fund Manager pays a quarterly fee to the Subadviser, which amounted to $92,000 for the period ended September 30, 1999.

   The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each Fund:

                         Fund                          Rate                            Fund                           Rate
     ---------------------------------------------- -----------  -------------------------------------------------  ----------
     AARP High Quality Money Fund .................     .10%     AARP Balanced Stock and Bond Fund ...............      .19%
     AARP High Quality Tax Free Money Fund ........     .10%     AARP Growth and Income Fund .....................      .19%
     AARP Premium Money Fund ......................     .10%     AARP Capital Growth Fund ........................      .32%
     AARP High Quality Short Term Bond Fund .......     .19%     AARP Small Company Stock Fund ...................      .55%
     AARP GNMA and U.S. Treasury Fund .............     .12%     AARP Global Growth Fund .........................      .55%
     AARP Insured Tax Free General Bond Fund ......     .19%     AARP International Stock Fund ...................      .60%
     AARP Bond Fund for Income ....................     .28%

   The total amount of management fees for each Fund is shown in the Statement of Operations as Management Fee.

   As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager, under the Management Agreement, will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC.

   The Fund Manager has agreed to waive all or a portion of its management fee and reimburse all or a portion of expenses in order to maintain the following annualized expense ratios until January 31, 2000: AARP Premium Money Fund, 0.50% of average daily net assets; AARP Bond Fund for Income, 0.25% of average net assets until January 31, 1999 and 0.50% of average daily net assets thereafter; AARP U.S. Stock Index Fund, 0.50% of average daily net assets; AARP Small Company Stock Fund, 1.75% of average daily net assets; and AARP International Stock Fund, 1.75% of average daily net assets. The amount of expenses waived and/or reimbursed by the Fund Manager, if any, for each Fund has been shown in the Statement of Operations as Expense Reductions.

   The Fund Manager did not impose any or a portion of its Management Fee for certain Funds during the year ended September 30, 1999, as follows: AARP Premium Money Fund $211,923; AARP Bond Fund for Income $986,523; AARP U.S. Stock Index Fund $971,542; and AARP International Stock Fund $249,677.

   These Trusts also have a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a subsidiary of the Fund Manager. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each Fund is shown in the table below and is included in Services to shareholders in the Statements of Operations.

   Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Fund Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Funds. The amount for each Fund is shown in the table below, and is included in Custodian and accounting fees in the Statements of Operations.

   For the year ended September 30, 1999, the amounts charged by SSC and SFAC to the Funds were as follows:

                                                            Amount         Total SSC            Amount        Total SFAC
                                                          Charged To        Unpaid at         Charged To        Unpaid at
                                                           Fund by        September 30,        Fund by        September 30,
                 Fund                                       SSC(a)            1999*             SFAC(b)           1999*
   --------------------------------------------------  ----------------  ----------------  ---------------- ----------------
   AARP High Quality Money Fund .....................   $ 1,441,810        $   82,459        $   57,539       $    4,313
   AARP High Quality Tax Free Money Fund ............       195,011            12,068            32,500            5,000
   AARP Premium Money Fund ..........................        77,787            77,614            17,516           17,516
   AARP High Quality Short Term Bond Fund ...........     1,014,444            57,602            62,354            5,493
   AARP GNMA and U.S. Treasury Fund .................     6,524,199           459,993           628,816           55,381
   AARP Insured Tax Free General Bond Fund ..........     1,990,200           157,566           160,181           12,738
   AARP Bond Fund for Income ........................       302,284           202,937            53,828           35,749
   AARP Balanced Stock and Bond Fund ................     1,700,543           100,735           108,991            8,515
   AARP Growth and Income Fund ......................    10,441,357           763,636           383,063           30,065
   AARP U.S. Stock Index Fund .......................       851,528           345,031           150,160           79,160
   AARP Capital Growth Fund .........................     2,823,393           211,407           144,450           12,214
   AARP Small Company Stock Fund ....................       327,749            12,364            42,175            2,861
   AARP Global Growth Fund ..........................       477,014            25,187           127,248           10,528
   AARP International Stock Fund ....................       124,308            80,236            50,317              797

   * Total unpaid amounts are included in Other payables and accrued expenses in the Statements of Assets and Liabilities.

 (a) SSC did not impose any or a portion of its fee for the AARP Premium Money Fund amounting to $10,442.

 (b) SFAC did not impose any or a portion of its fee for the AARP Premium Money Fund amounting to $2,449.

   Scudder Trust Company ("STC"), a subsidiary of the Fund Manager, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Funds. For the year ended September 30, 1999, the amount charged to the AARP GNMA and U.S. Treasury Fund, the AARP Balanced Stock and Bond Fund and the AARP U.S. Stock Index Fund amounted to
$22,301,  $29,534,  and $30,317,  respectively,  of which  $4,746,  $5,147,  and
$15,740 remains unpaid at September 30, 1999, respectively.

   The AARP Investment Program pays each Trustee unaffiliated with Scudder Kemper or AARP an annual retainer, plus specified amounts are paid by each Fund for board and committee meetings attended. The amounts for each Fund have been shown in the Statement of Operations as Trustees' fees and expenses.

Note 3. Lines of Credit.

   The AARP Funds and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

         REPORT OF INDEPENDENT ACCOUNTANTS






         To the Trustees and Shareholders of
         AARP Cash Investment Funds, AARP Income Trust,
         AARP Tax Free Income Trust, AARP Growth Trust and AARP Managed Investment Portfolios Trust:


         In our opinion, the accompanying statements of assets and liabilities, including the lists of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the series constituting AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, AARP Growth Trust and AARP Managed Investment Portfolios Trust (hereafter referred to as the "Trusts") at September 30, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

         /s/PricewaterhouseCoopers LLP

         PricewaterhouseCoopers LLP
         Boston, Massachusetts
         November 8, 1999

TAX INFORMATION (UNAUDITED)

Of the dividends paid from net investment income by the AARP High Quality Tax Free Money Fund and the AARP Insured Tax Free General Bond Fund for the taxable year ended September 30, 1999, 100% are designated as exempt-interest dividends for federal income tax purposes.

The AARP Insured Tax Free General Bond Fund, the AARP Bond Fund for Income, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP Capital Growth Fund, the AARP Global Growth Fund, the AARP Diversified Income with Growth Portfolio, and the AARP Diversified Growth Portfolio paid distributions of $0.065, $0.02, $1.00, $5.55, $6.55, $0.70, $0.19, and $0.26 per
share, respectively, from net long-term capital gains during its year ended September 30, 1999, of which 100%, 100%, 100%, 100%, 100%, 100%, 81%, and 68%
represents 20% rate gains, respectively.

Pursuant to Section 852 of the Internal Revenue Code, the AARP Insured Tax Free General Bond Fund, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP Capital Growth Fund, the AARP Global Growth Fund, the AARP International Stock Fund, AARP Diversified Income with Growth Fund, and the AARP Diversified Growth Fund designate $1,330,000, $14,500,000, $275,000,000,
$165,000,000, $13,540,000, $1,250,000, $1,600,000, and $5,200,000, respectively, as capital gain dividends for their fiscal years ended September 30, 1999, of which 100% represents 20% rate gains.

The AARP Global Growth Fund and the AARP International Stock Fund paid foreign taxes of $173,692 and $86,119, respectively and earned $380,978 and $320,884, respectively, of foreign source income during the year ended September 30, 1999. Pursuant to Section 853 of the Internal Revenue Code, the AARP Global Growth Fund and the AARP International Stock Fund designate $0.03 and $0.05 per share as foreign taxes paid, respectively, and $0.06 and $0.18 per share as income earned from foreign sources for the year ended September 30, 1999, respectively.

For corporate shareholders, 44%, 100%, 100%, 100%, 100%, and 55% of the income dividends paid during the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund, the AARP U.S. Stock Index Fund, the AARP Capital Growth Fund, the AARP Small Company Stock Fund, and the AARP Global Growth Fund's fiscal year ended September 30, 1999 qualified for the dividends received deduction, respectively.

In January 2000 you will receive federal tax information on all distributions paid to your account in calendar year 1999.


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                                     O F F I C E R S   A N D   T R U S T E E S


                            The Officers and Trustees of the AARP Investment Program from Scudder act on behalf of all shareholders of the AARP funds. They are responsible for ensuring that each AARP fund is administered in accordance with the terms set forth in the fund's prospectus and in accordance with government regulations.

                            Chosen for their diverse backgrounds -- which appropriately reflect the diversity of the AARP membership -- each Trustee brings a wealth of personal and professional experience to the Program.







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



     OFFICERS AND TRUSTEES


      LINDA C. COUGHLIN*
      --------------------------------------------------------------------------

      Chairperson and Trustee of each AARP Trust; Managing Director and Member, Board of Directors of Scudder Kemper Investments, Inc.

      HORACE B. DEETS
      --------------------------------------------------------------------------

      Vice Chairman of each AARP Trust and Trustee of AARP Cash Investment Funds, AARP Growth Trust and AARP Tax Free Income Trust; Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.

      CAROLE LEWIS ANDERSON
      --------------------------------------------------------------------------

      Trustee of each AARP Trust; President, MASDUN Capital Advisors; Principal, Suburban Capital Markets; Director, VICORP Restaurants, Inc.; Member of the Board, Association for Corporate Growth of Washington, D.C.; Trustee, Hasbro Children's Foundation and Mary Baldwin College; Founder and Director, Forum for Women Corporate Directors, New York City.

      ADELAIDE ATTARD
      --------------------------------------------------------------------------

      Trustee of each AARP Trust; Member, New York City Department of Aging Advisory Council -- Appointed by Mayor (1995-Present); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981-1996); Member, NYS Community Services for the Elderly Advisory Council -- Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.

      ROBERT N. BUTLER, M.D.
      --------------------------------------------------------------------------

      Trustee of each AARP Trust; Director, International Longevity Center and Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).

      ESTHER CANJA
      --------------------------------------------------------------------------

      Trustee of AARP Managed Investment Portfolios Trust and AARP Income Trust; President-Elect, American Association of Retired Persons; Trustee and Chair, AARP Group Health Insurance Plan; Board Liaison, National Volunteer Leadership Network Advisory Committee; Board Member, Board Operations Committee; Board Member, Board Committee on Strategic Planning; AARP State Director of Florida (1990-1992).

      EDGAR R. FIEDLER
      --------------------------------------------------------------------------

      Trustee of each AARP Trust; Senior Fellow and Economic Counselor, The Conference Board, Inc.; Director: The Stanley Works, HT Insight Funds, and Emerging Mexico Fund.

      EUGENE P. FORRESTER
      --------------------------------------------------------------------------

      Trustee of each AARP Trust; Consultant; International Trade Counselor; Lt. General (Retired), U.S. Army; Command General, U.S. Army Western Command, Honolulu; Consultant, Digital Equipment Corp., DHI, Philip Morris, PICS Previews, and Whittle Communications.

      GEORGE L. MADDOX, JR.
      --------------------------------------------------------------------------

      Trustee of each AARP Trust; Professor Emeritus and Director, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Professor Emeritus of Sociology, Departments of Sociology and Psychiatry, Duke University.

      ROBERT J. MYERS
      --------------------------------------------------------------------------

      Trustee of each AARP Trust; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Director:
      Manufacturers Investment Trust; Formerly Director, Board of Pensions, Evangelical Lutheran Church in America; Formerly Chairman, Commission on Railroad Retirement Reform; Former Member, U.S. Office of Technology Assessment, Prospective Payment Assessment Commission.

      JAMES H. SCHULZ
      --------------------------------------------------------------------------

      Trustee of each AARP Trust; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.

      GORDON SHILLINGLAW
      --------------------------------------------------------------------------

      Trustee of each AARP Trust; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Formerly Director and Treasurer, FERIS Foundation of America.

      JEAN GLEASON STROMBERG
      --------------------------------------------------------------------------

      Trustee of each AARP Trust; Consultant; Formerly Director, Financial Institutions Issues, U.S. General Accounting Office; Formerly Partner, Fulbright & Jaworski Law Firm.


      CORNELIA SMALL*                                    HOWARD SCHNEIDER*
      ---------------------------------------------------------------------------------------------------
      President of each AARP Trust                       Vice President of each AARP Trust

      WILLIAM F. GLAVIN, JR.*                            KATHRYN L. QUIRK*
      ---------------------------------------------------------------------------------------------------
      Vice President of each AARP Trust                  Vice President and Secretary of each AARP Trust

      ANN M. MCCREARY*                                   JOHN MILLETTE*
      ---------------------------------------------------------------------------------------------------
      Vice President of each AARP Trust                  Vice President and Assistant Secretary of
                                                         each AARP Trust

      JAMES W. PASMAN*                                   JOHN R. HEBBLE*
      ---------------------------------------------------------------------------------------------------
      Vice President of each AARP Trust                  Treasurer of each AARP Trust

      *Scudder Kemper Investments, Inc.

      Effective January 1, 1995, each member of and nominee for each Board of Trustees must own shares of one or more of the Funds of the Trust for which he/she serves as Trustee.


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                                              I N V E S T O R  S E R V I C E S


                            Information, services, and important phone numbers are contained in this section. You are encouraged to contact us through our Internet Web site at aarp.scudder.com or by calling Easy-Access, our automated information line. Of course, you can also speak with one of our highly skilled Mutual Fund Representatives regarding your account.

                         INVESTOR SERVICES

AARP AUTOMATIC           Take advantage of dollar cost averaging -- a simple,
INVESTMENT PLAN          systematic approach to managing risk. By investing a
                         specific amount of money in one or more of the AARP
                         Mutual Funds from Scudder on a regular basis (usually monthly), you can potentially reduce your average cost per share. By purchasing shares at different prices over time, dollar cost averaging can offer the potential for a lower cost per share. You can begin your Automatic Investment Plan with as little as $50 per month.

AARP LUMP SUM            If you need assistance in determining your options for
SERVICE                  a lump sum payment from a retirement plan or life
                         insurance policy, we can help. You can work directly with a trained AARP Retirement Plan Specialist who can explain the options, including the tax implications and investment options. We can also assist you with expediting your lump sum distribution.

AARP INVESTMENT          The AARP Web site -- aarp.scudder.com -- provides
PROGRAM WEB SITE         timely information on a variety of issues to help
                         investors prepare for life's financial eventualities.
                         The site includes general information on the financial markets and investing, quarterly market outlooks, AARP fund updates, and interactive tools to help you plan for retirement and invest in retirement. The site features our new Financial Library -- a series of online guides designed to address specific issues facing investors over 50. You can also view your account, make fund exchanges, and submit questions and comments directly to Program representatives through the site.

AARP LEGACY              The Legacy Service was developed to help shareholders
SERVICE                  feel confident that their investments will pass to
                         their spouse or heirs the way they intended. The
                         Service consists of two parts: the Legacy Planner, an informational guide which provides suggestions for organizing your financial affairs, and the Legacy
                         Transfer Guide, a service available to families who have recently experienced a death, which is intended to help family members understand and protect their inheritance.

FINANCIAL LIBRARY        In 1999 we launched a major new investor education
                         effort-- the AARP Investment Program Financial Library.
                         The Library is a collection of objective investment education guides designed to address specific issues facing investors over 50. The four- to six-page guides are written in plain English and contain tools and resources to help shareholders solve specific problems.
                         Topics for most of these guides came from years of fielding questions from AARP Investment Program shareholders. The guides cover such topics as "Seven
                         Steps Toward Planning for Retirement," "Investing IRA
                         Distributions to Meet Your Needs and Goals," and
                         "Planning Ahead for the Asset Transfers When a Death
                         Occurs." For a list of topics, see the Special Section devoted to the Financial Library on page 7 or, since new guides are being added continuously, visit our Web site at aarp.scudder.com for the most up-to-date list. If you do not have access to the Internet, you can call us to request up to three guides through the mail.

For more information on the AARP Investment Program's Investor Services, please visit our Web site at aarp.scudder.com or contact our highly trained Mutual Fund Representatives at 1-800-253-2277.


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

                         HOW TO CONTACT US

INVESTMENT               Visit us at our Internet Web site for the latest
PROGRAM WEB SITE         updates and information from the AARP Investment
aarp.scudder.com         Program from Scudder. Visitors have access to a broad
                         range of investment information, including performance of AARP Mutual Funds, which is updated daily, and the complete prospectus.


EASY-ACCESS LINE         Shareholders with a touch-tone telephone may call this
1-800-631-4636           automated line to obtain AARP fund performance and
                         account information, or to exchange or sell (redeem)
                         AARP fund shares. This service is available 24 hours a day, 7 days a week.


TRANSACTIONS             You can fax your confidential transaction requests to
BY FAX                   us. Please note that any exchange or redemption request
1-800-821-6234           received after 4:00 p.m. Eastern time on business days
                         or on weekends will be processed on the next business day.


TDD (TELECOMMUNICATIONS AARP members with hearing or speech impairments and DEVICE FOR THE DEAF AND access to TDD equipment can communicate with the AARP
SPEECH IMPAIRED)         Investment Program Monday through Friday, between 8:00
1-800-634-9454           a.m. and 5:00 p.m., Eastern time. Transactions can be
                         made between 8:00 a.m. and 4:00 p.m., Eastern time on business days.


SHAREHOLDER              Our knowledgeable AARP Mutual Fund Representatives are
SERVICE LINE             available to answer your questions regarding the AARP
1-800-253-2277           Investment Program, or your account, Monday through
                         Friday, between 8:00 a.m. and 8:00 p.m., Eastern time.
                         Transactions can be made Monday through Friday, between 8:00 a.m. and 4:00 p.m., Eastern time.

                         If you need to write to us, send correspondence to:

                         E-mail:                     AARP_Funds@scudder.com
                                                     (Please  be sure to use exact capitalizations.)

                         U.S. mail:                  AARP Investment Program from Scudder
                                                     P.O. Box 2540
                                                     Boston, MA 02208-2540

                         For overnight               AARP Investment Program from Scudder
                         and certified mail:         42 Longwater Drive
                                                     Norwell, MA 02061-1612




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                           GLOSSARY

                           Terms in bold italics throughout the report are defined here.

 ASSET-BACKED SECURITIES   Bonds or notes backed by loan paper or accounts
                           receivable originated by banks, credit card companies, or other providers of credit and often
                           "enhanced" by a bank Letter of Credit or by insurance coverage provided by an institution other than the issuer.

                  COUPON The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. Traditionally bond certificates were issued with "coupons" representing the dividend payment that would be detached and mailed to the custodian bank for payment.

             CREDIT RISK   The likelihood of a bond issuer to make timely
                           principal and interest payments. Treasury notes and bonds have virtually no credit risk because the securities are backed by the full faith and credit of the U.S. government. In contrast, high yield bonds
                           ("junk bonds"), which have low credit ratings, have a significant amount of credit risk because of a higher likelihood of default.

   CYCLICAL/NON-CYCLICAL   A cyclical stock tends to rise quickly when the
                           economy turns up and to fall quickly when the economy turns down. Examples include companies in the auto, cement, housing, machinery, paper, and steel industries. A non-cyclical stock is less affected by the economy and includes those companies in the food and pharmaceutical industries.

                DURATION A mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond fund has an average duration of two years, its price will decline about 2% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise about 2% when interest rates fall by one percentage point.

           FUNDAMENTALS/   Analysis of companies based on the projected impact
    FUNDAMENTAL RESEARCH   of management, products, sales, and earnings on their
                           balance sheets and income statements. Fundamental research is distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

            GROWTH STOCK   Stock of a company that has displayed above-average
                           earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher price earnings multiples (see price/earnings ratio) and experience more price volatility than the market as a whole.
                           Distinct from value stock.

               LIQUIDITY   A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

   MARKET CAPITALIZATION The market value of a company's outstanding shares of (LARGE-CAP/SMALL-CAP) common stock, determined by multiplying the number of shares outstanding by the share price (shares x price
                           = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. Large-cap stocks tend to be more liquid than small-cap stocks.

                MATURITY The date when an issuer must pay the face amount of the bond to the bondholder. An investor who buys $10,000 worth of 10-year bonds will receive $10,000 at the end of 10 years, after receiving interest (coupon) payments over the 10-year period.

         PREPAYMENT RISK   The possibility that, as interest rates fall,
                           homeowners will refinance their home mortgages, resulting in the prepayment of mortgage securities.

    PRICE/EARNINGS RATIO   The price of a stock divided by its earnings per
                           share, also known as price/earnings multiple (P/E). A widely used gauge of a stock's valuation that indicates what investors are paying for a company's earning power at the current stock price. A relatively high price/earnings multiple indicates higher expected earnings growth, along with greater risk of earnings disappointment.

       TOP-DOWN STRATEGY   A method in which the investor first looks at trends
                           in the general economy or, in the case of international investing, the economies of several countries, and next selects companies or industries that stand to benefit from those trends. The opposite of bottom-up investing.

             VALUE STOCK   A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by its price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields than growth stocks.

            YIELD SPREAD   The difference in yield between two types of bonds. A
                           mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity. If GNMA yield spreads are "narrow," for example, it typically means that GNMA yields have been declining (and prices rising), compared with Treasury bonds of similar maturity.




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                      THE EXPENSE OF PUBLISHING THIS REPORT

    Some AARP fund shareholders have inquired about the expense of publishing this report. While the report is legally required by federal securities law and monitored by the Securities and Exchange Commission (SEC), the AARP Investment Program from Scudder also seeks to provide shareholders with meaningful information that is easy to use.

    In seeking this objective, we continually incorporate feedback from AARP members. We go to great lengths to explain the investment markets and fund performance in a way that is insightful and understandable. We also have attempted to make this report more readable than other financial reports by using larger typefaces, effective color contrasts, and "white space" whenever possible.

    To control costs, we have undertaken several initiatives. We produce one combined report, which we have determined is less expensive than producing 16 individual reports. We obtain a lower price for the paper this report is printed on by combining our paper needs with that of other Scudder Kemper Investments divisions for aggregate purchases of over two million pounds annually. While the number of AARP funds has doubled from two years ago, the cost of producing this report has dropped from $0.008 per page in 1997 to $0.006 per page in 1999.

    We also are mindful of the number of copies we mail to shareholders and attempt to send only one copy to the same address whenever possible. This has resulted in a 53% decrease in the total number of reports mailed compared to mailing one report to each AARP shareholder account.

    Through these and other efforts we are able to keep the cost of producing this report to 98 cents per copy.

    Our  cost-conscious  approach to producing this report reflects our overall
    attention  to  fund   expenses  and  to  providing   attractive   value  to
    shareholders.






         The paper used for the cover and internal pages of this report incorporates recycled corrugated containers. The "Crystal Recycling Process" which created this paper saved four and one-half truckloads of boxes from going to landfills. When you are finished with this report, please continue the process and recycle it.



                    (recycle logo) Printed on recycled paper